SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934



Filed by the Registrant  |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential, For Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           ADRENALIN INTERACTIVE, INC.
                           ---------------------------
                (Name of Registrant as Specified In Its Charter)

                                    --------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


|_|  No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)      Title of each class of securities to which transaction applies:



     (2)      Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange A Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)      Proposed maximum aggregate value of transaction:

     (5)      Total fee paid:

|X|  Fee paid previously with preliminary materials.



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|_|  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)      Amount previously paid:

     (2)      Form, Schedule or Registration Statement No.:

     (3)      Filing Party:

     (4)      Date Filed:























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                          Adrenalin Interactive, Inc.
                       5301 Beethoven Street, Suite 255
                          Los Angeles, CA  90066-7047
                                (310) 821-7880


Dear Stockholder:


            We will hold our 1999 Annual Meeting of Stockholders (the "Meeting") at 10:00 a.m., local time, on November 11, 1999 at our offices, 5301 Beethoven Street, Suite 255, Los Angeles, California 90066-7047.

            As previously announced, we entered into an Agreement and Plan of Merger dated as of April 28, 1999, as amended (the "Merger Agreement"), among us, Adrenalin Acquisition Corporation, our wholly-owned subsidiary ("Merger Sub"), McGlen Micro, Inc., a California corporation ("McGlen"), and the principal stockholders of McGlen. Under the terms and subject to the conditions of the Merger Agreement:

            o Merger Sub is to merge into McGlen, and McGlen will thereby become our wholly-owned subsidiary (the "Merger"); and

            o We will issue to the McGlen securityholders shares of our common stock and options to purchase shares of our common stock equaling approximately 87.5% of the shares of our common stock that will be outstanding (on a fully-diluted basis) immediately following the merger (the "Merger Issuance").

            At the Meeting, you will be asked to approve the Merger Issuance. If the requisite approval of our stockholders is received and the other conditions to closing are satisfied or waived, we expect the Merger to be consummated within a few days after the Meeting.

            At the Meeting, you will also be asked to consider and vote upon proposals to:

            o elect three directors to hold office until the consummation of the Merger or, if the Merger is abandoned, until the next annual meeting of stockholders;

            o elect four directors to hold office, effective upon consummation of the Merger, until the next annual meeting of stockholders;

            o ratify past and approve future issuances of our common stock to an investor under the terms of an agreement we entered into in July 1999;


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            o     approve an amendment to our Certificate of Incorporation
                  increasing the number of authorized shares of our common stock to 50 million and increasing the number of authorized shares of our preferred stock to 5 million (the "Authorized Shares Amendment");

            o approve our 1999 Long-Term Incentive Plan and the reservation of 2,500,000 shares for issuance thereunder;

            o approve a change of our corporate name to McGlen Internet Group or such other name as our Board of Directors deems appropriate, effective upon consummation of the Merger; and

            o transact such other business as may properly come before the Meeting and any adjournments thereof.

            In the material accompanying this letter, you will find a Notice of Meeting of Stockholders, a Proxy Statement relating to the actions to be taken by our stockholders at the Meeting and a proxy card. The Proxy Statement more fully describes the Merger and the other matters for consideration at the Meeting.

            You are cordially invited to attend the Meeting in person. Whether or not you plan to attend the Meeting, please complete, sign, date and return your proxy card in the enclosed envelope. You may attend the Meeting in person even though you have previously returned your proxy card. It is important that your shares be represented and voted at the Meeting.

            THE MERGER CANNOT BE CONSUMMATED IF THE MERGER ISSUANCE AND THE CERTIFICATE AMENDMENT ARE NOT APPROVED BY OUR STOCKHOLDERS. THE APPROVAL OF THE AUTHORIZED SHARES AMENDMENT REQUIRES THE AFFIRMATIVE VOTE OF HOLDERS OF A MAJORITY OF THE SHARES OF OUR COMMON STOCK OUTSTANDING. PLEASE UNDERSTAND, THEREFORE, THAT FAILURE TO VOTE (EITHER BY VOTING "NO" OR BY NOT VOTING AT ALL) FOR THE AUTHORIZED SHARES AMENDMENT WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE MERGER.

           The Merger is a realization of one of the primary goals of the past two years. Even the anticipation of the Merger has brought substantially increased value to the shareholders.

           During fiscal 1999 we have started several new projects:

           o Flintstones Bowling - an action game that is more like a ride than bowling;
           o Internet Toys - downloads sounds from the Web for Steve Austin of the WWF and Barney for pre-schoolers;
           o   WCW Gameboy - a new product for us for Nintendo;
           o Brunswick Bowling - the next generation for THQ on the Sony PlayStation;
           o PlayStation Football - a new multi-year contract for college football.

                                                  Sincerely,

                                                  /s/ Jay Smith, III
                                                  -------------------------
                                                  Jay Smith, III, President
                                                  and Chief Executive Officer
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                          ADRENALIN INTERACTIVE, INC.
                                  -----------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held November 11, 1999
                                  -----------

To Our Stockholders:


            NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders (the "Meeting") of Adrenalin Interactive, Inc. ("Adrenalin"), will be held at 10:00 a.m., local time, on November 11, 1999 at the offices of Adrenalin, 5301 Beethoven Street, Suite 255, Los Angeles, California 90066-7047, for the following purposes:

      1. To approve the issuance of shares of Adrenalin common stock and options to purchase shares of Adrenalin common stock pursuant to the Agreement and Plan of Merger dated as of April 28, 1999, as amended (the "Merger Agreement") among Adrenalin, Adrenalin Acquisition Corporation, a wholly-owned subsidiary of Adrenalin, McGlen Micro, Inc., a California corporation, and the principal stockholders of McGlen;

      2. To elect three directors to hold office until the consummation of the merger contemplated by the Merger Agreement (the "Merger") or, if the Merger is abandoned, until the next annual meeting of stockholders;

      3. To elect four directors to hold office, effective upon consummation of the Merger, until the next annual meeting of stockholders;

      4. To ratify past and approve future issuances of Adrenalin's common stock to an investor under the terms of an agreement Adrenalin entered into in July 1999;

      5. To approve an amendment to Adrenalin's Certificate of Incorporation increasing the number of authorized shares of Adrenalin's common stock to 50 million and increasing the number of authorized shares of preferred stock to 5 million;

      6. To approve the Adrenalin 1999 Long-Term Incentive Plan and the reservation of 2,500,000 shares for issuance thereunder;


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      7.    To approve a change of Adrenalin's corporate name to McGlen Internet
            Group or such other name as Adrenalin's Board of Directors deems appropriate, effective upon consummation of the Merger; and

      8. To transact such other business as may properly come before the Meeting and any adjournments thereof.

            The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

            Only holders of record of Adrenalin common stock at the close of business on October 5, 1999 are entitled to notice of, and will be entitled to vote at, the Meeting or any adjournment thereof.

            The Merger cannot be consummated if the Merger Issuance and the Authorized Shares Amendment are not approved by our stockholders. The approval of the Authorized Shares Amendment requires the affirmative vote of holders of a majority of the shares of our common stock outstanding. Please understand, therefore, that failure to vote (either by voting "no" or by not voting at all) for the Authorized Shares Amendment will have the same effect as a vote against the Merger.

By Order of our Board of Directors

/s/ Michael Cartabiano
----------------------
Michael Cartabiano
Secretary

Los Angeles, California
October 4, 1999

TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE POSTAGE PAID ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. YOUR PROXY CAN BE WITHDRAWN BY YOU AT ANY TIME BEFORE IT IS VOTED.


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                          Adrenalin Interactive, Inc.
                       5301 Beethoven Street, Suite 255
                          Los Angeles, CA  90066-7047
                                (310) 821-7880

                                  -----------

                                PROXY STATEMENT
                                  -----------


            We are furnishing this Proxy Statement to our stockholders in connection with our Board of Directors' solicitation of proxies for use at our 1999 Annual Meeting of stockholders (the "Meeting") to be held at 10:00 a.m., local time, on November 11, 1999 at our offices, 5301 Beethoven Street, Suite 255, Los Angeles, CA 90066-7047, and at any adjournments or postponements of the Meeting.

            This Proxy Statement and the accompanying proxy are first being mailed to our stockholders on or about October 5, 1999.

            WE HAVE NOT AUTHORIZED ANY PERSON TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES. IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY US.

            THE DELIVERY OF THIS PROXY STATEMENT SHALL NOT, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION CONTAINED HEREIN SINCE THE DATE HEREOF.

            We supplied all information contained in this Proxy Statement relating to us. McGlen Micro, Inc. ("McGlen") supplied all information contained in this Proxy Statement relating to McGlen.

               INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

            Certain statements contained in this Proxy Statement constitute "forward-looking statements." For instance, the reasons for the Merger discussed herein, the statements herein about the expected impact of the Merger on our business, financial performance and condition, and the discussion herein about


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the strategy of the post-merger company are forward-looking statements. Further, any statements contained in this Proxy Statement that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words "projects," "believes," "anticipates," "plans," "excepts," "may," "might," "will," "continue," "intends" "believes," "anticipates," "plans," "expects," "may," "might," "will," "continue," "intends" or the negative thereof or other variations thereon or comparable and similar expressions are intended to identify forward-looking statements. There are a number of important factors that could cause our results following the Merger to differ materially from those indicated by such forward-looking statements (See "Risk Factors"). We caution you not to place undue reliance on the forward-looking statements contained in this Proxy Statement. Unless otherwise required by applicable securities laws, we have no obligation to publicly release the results of any revisions to these forward-looking statements to reflect events or circumstances after the date of this filing.





































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


                               TABLE OF CONTENTS
                               -----------------

                                                                          Page
                                                                          ----

THE ANNUAL MEETING...........................................................1

PROPOSAL 1 -   APPROVAL OF THE MERGER ISSUANCE...............................5

      GENERAL................................................................5
      BACKGROUND OF THE MERGER...............................................5
REASONS FOR THE MERGER.......................................................7
RISK FACTORS  ...............................................................8
RISKS RELATING TO THE MERGER.................................................8
RISKS RELATING TO McGLEN'S BUSINESS.........................................10
OPINION OF THE FINANCIAL ADVISOR............................................19
REGULATORY APPROVALS REQUIRED...............................................23
INTERESTS OF CERTAIN PERSONS IN THE MERGER..................................24
ACCOUNTING TREATMENT........................................................25
CERTAIN FEDERAL INCOME TAX CONSEQUENCES.....................................26
NO APPRAISAL RIGHTS.........................................................26
NO PREEMPTIVE RIGHTS........................................................26
THE MERGER AGREEMENT........................................................26
ANCILLARY TRANSACTIONS......................................................33
POST-MERGER MANAGEMENT......................................................34
PROFORMA POST-MERGER SECURITY OWNERSHIP OF CERTAIN
   BENEFICIAL OWNERS AND MANAGEMENT.........................................35
POST-MERGER OPERATIONS......................................................37
McGLEN ...... ..............................................................37
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
  AND RESULTS OF OPERATIONS FOR MCGLEN AND AMT COMPONENT, INC...............46
UNAUDITED PROFORMA COMBINED FINANCIAL INFORMATION...........................57

PROPOSAL 2 -  ELECTION OF PRE-MERGER DIRECTORS..............................66

PROPOSAL 3 -  ELECTION OF POST-MERGER DIRECTORS.............................68

PROPOSAL 4 -  RATIFICATION OF PAST AND APPROVAL OF FUTURE
              ISSUANCES TO ESCALADE INVESTORS, LLC..........................70

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PROPOSAL 5 -  INCREASE IN THE NUMBER OF AUTHORIZED SHARES...................73

PROPOSAL 6 -  APPROVAL OF 1999 LONG TERM INCENTIVE PLAN.....................76

PROPOSAL 7 -  APPROVAL OF NAME CHANGE.......................................80

INFORMATION ABOUT DIRECTORS, EXECUTIVE OFFICERS
  AND BENEFICIAL OWNERS.....................................................80

STOCKHOLDER PROPOSALS.......................................................91

INCORPORATION BY REFERENCE..................................................91


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                              THE ANNUAL MEETING

Date, Time and Place of Meeting

              The Meeting will be held at 10:00 a.m., local time, on November 11, 1999 at our offices, 5301 Beethoven Street, Suite 255, Los Angeles, CA 90066-7047.

Business at the Meeting

              Under the terms and subject to the conditions of an Agreement and Plan of Merger dated as of April 28, 1999, as amended (the "Merger Agreement"), among us, Adrenalin Acquisition Corporation, our wholly-owned subsidiary ("Merger Sub"), McGlen Micro, Inc., a California corporation ("McGlen"), and the principal stockholders of McGlen:

              o Merger Sub is to merge into McGlen, and McGlen will thereby become our wholly-owned subsidiary (the "Merger"); and

              o we will issue to the McGlen security holders shares of our common stock and options to purchase shares of our common stock equaling approximately 87.5% of the shares of our common stock that will be outstanding (on a fully-diluted basis) immediately following the Merger (the "Merger Issuance").

              At the Meeting, you will be asked to approve the Merger Issuance. If the requisite approval of our stockholders is received and the other conditions to closing are satisfied or waived, we expect the Merger to be consummated within a few days after the Meeting.

              At the Meeting, you will also be asked to consider and vote upon proposals to:

              o elect three directors to hold office until the consummation of the Merger or, if the Merger is abandoned, until the next annual meeting of stockholders (the "Pre-Merger Directors");

              o elect four directors to hold office, effective upon consummation of the Merger, until the next annual meeting of stockholders (the "Post-Merger Directors);

              o ratify past and approve future issuances of our common stock to an investor under the terms of an agreement we entered into in July 1999;

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              o   approve an amendment to our Certificate of Incorporation
                  increasing the number of authorized shares of our common stock to 50 million and increasing the number of authorized shares of our preferred stock to 5 million (the "Authorized Shares Amendment");

              o approve our 1999 Long-Term Incentive Plan and the reservation of 2,500,000 shares for issuance thereunder;

              o approve a change of our corporate name to McGlen Internet Group or such other name as our Board of Directors deems appropriate, effective upon consummation of the Merger; and

              o transact such other business as may properly come before the Meeting and any adjournments thereof.

              THE MERGER CANNOT BE CONSUMMATED IF THE MERGER ISSUANCE AND THE CERTIFICATE AMENDMENT ARE NOT APPROVED BY OUR STOCKHOLDERS. THE APPROVAL OF THE AUTHORIZED SHARES AMENDMENT REQUIRES THE AFFIRMATIVE VOTE OF HOLDERS OF A MAJORITY OF THE SHARES OF OUR COMMON STOCK OUTSTANDING. PLEASE UNDERSTAND, THEREFORE, THAT FAILURE TO VOTE (EITHER BY VOTING "NO" OR BY NOT VOTING AT ALL) FOR THE AUTHORIZED SHARES AMENDMENT WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE MERGER.

Record Date

              Only holders of record of our common stock at the close of business on October 5, 1999 (the "Record Date") are entitled to notice of and to vote at the Meeting. As of the close of business on October 4, 1999, there were 3,539,343 shares of our common stock outstanding and entitled to vote and such shares were held of record by 431 holders. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date.

Quorum

              The presence, in person or by proxy, of holders of a majority of the shares of our common stock outstanding on the Record Date is necessary to constitute a quorum for the transaction of business at the Meeting. Abstentions

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and broker non-votes will be considered present for purposes of determining whether a quorum has been constituted.

Vote Required

              Approval of the Authorized Shares Amendment and approval of the name change proposal each requires the affirmative vote of holders of a majority of the shares of our common stock outstanding on the Record Date. Accordingly, an abstention or broker non-vote will have the same effect as a "NO" vote.

               With respect to the election of directors, the nominees receiving the highest number of votes will be elected to such positions. An abstention or broker non-vote will have no effect upon such election.

              Approval of each other proposal recommended by our Board of Directors requires the affirmative vote of holders of the majority of shares present, in person or by proxy, at the Meeting and entitled to vote on such matter. On each such matter, an abstention will have the same effect as a "NO" vote and a broker non-vote will have no effect.

              As of the Record Date, our current executive officers and directors and their affiliates held as a group 324,996 shares of our common stock (approximately 9.2% of the shares of our common stock then outstanding). Each such executive officer and director has advised us that he intends to vote or direct the vote of all shares of our common stock over which he has voting control for approval of all proposals being submitted by our Board of Directors to the stockholders, subject to and consistent with any fiduciary obligations in the case of shares held by a fiduciary.

Voting of Proxies

              The proxy accompanying this Proxy Statement is solicited on behalf of our Board of Directors for use at the Meeting. You are requested to complete, date and sign the accompanying proxy and promptly return it in the accompanying envelope or otherwise mail it to us. All proxies that are properly executed and returned, and that are not revoked, will be voted at the Meeting in accordance with the instructions indicated on the proxies or, if no direction is indicated, to approve the Merger Issuance and the other proposals recommended by our Board of Directors as indicated herein. Our Board of Directors does not presently intend to bring any business before the Meeting other than the specific proposals referred to in this Proxy Statement and specified in the Notice of the Meeting. So far as is known to our Board of Directors, no other matters are to be brought before the Meeting. As to any business that may properly come before


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the Meeting, however, it is intended that proxies will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Revocability of Proxies

              You may revoke a proxy at any time before it is voted by filing with our Secretary a duly executed revocation of proxy, by submitting a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. Attendance at the Meeting will not by itself constitute revocation of a proxy.

Solicitation of Proxies and Expenses

              We will bear the entire cost of the solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional information furnished to our stockholders. We may engage the services of a proxy solicitation firm in the event we deem it necessary to obtain assistance in the distribution of and solicitation of proxies. We will furnish copies of the solicitation materials to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to such beneficial owners. Our directors, officers, or other regular employees and employees or agents of any proxy soliciting firm that we hire may supplement by telephone, facsimile, letter or personal solicitation original solicitation of proxies by mail. We will not pay any additional compensation to directors, officers or other regular employees for such services.


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                               COMPANY PROPOSALS

                                 PROPOSAL 1 -
                        APPROVAL OF THE MERGER ISSUANCE

                                    GENERAL

              We entered into the Merger Agreement on April 28, 1999 with the approval of our Board of Directors. If we obtain the requisite approval of our stockholders for the Merger Issuance and the Authorized Shares Amendment, and the other conditions to closing are met, Merger Sub will merge into McGlen, by which McGlen will thereby become our wholly-owned subsidiary, and we will make the Merger Issuance. This section of the Proxy Statement describes certain aspects of the Merger, including the Merger Issuance.

                           BACKGROUND OF THE MERGER

               Since going public in March 1996, we have experienced substantial losses. We were originally a software and CD-ROM development startup company. In August 1997, we discontinued our CD-ROM and software development business, the members of our Board of Directors resigned and the control and operations of the company shifted to the management of our subsidiary, Western Technologies, Inc. ("Western"). The principal business of Western was then and remains the development and sale or license of toys and games delivered over a wide range of consumer formats including electronic toys, video games, CD-ROMs, interactive television software products and products for other mediums.

              In October 1997, we engaged Mackenzie Shea, Inc. ("Mackenzie") to advise us on corporate and business matters and on financing opportunities. Mackenzie provided operational consultants to us and assisted in two separate private placements of approximately $500,000 each. In early 1998, it became apparent that our revenues were insufficient to support the overhead of a public corporation and revenues were not expected to increase rapidly enough to absorb these costs. In the ensuing months, Mackenzie assisted us in reviewing certain possible business combinations with other companies, as well as the other strategic alternatives. None of those opportunities, however, came to fruition.

              In February 1999, Mackenzie identified McGlen (also a client of Mackenzie) to us as a possible business combination candidate. After reviewing the information on McGlen made available, we concluded that we should make further inquiries into the possibility of such a combination. In February 1999, Jay Smith, III, our President and Chief Executive Officer, and George Lee, President of McGlen, met to discuss the possibility of a transaction between the two companies. As a result of these discussions, Mr. Smith and Mr. Lee

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



concluded that it would be in the best interests of their respective stockholders to pursue further discussions regarding a possible business combination.

              During the ensuing two weeks, management of the two companies met on a number of occasions to discuss a possible business combination between the two companies, including the operational and strategic benefits that could be realized as a result of such a transaction and the terms and conditions on which such a transaction could be effected, including terms related to the ownership interest that McGlen's stockholders would have in the combined company.

              On March 5, 1999, McGlen presented a letter of intent to our Board of Directors regarding a proposed business combination between the entities. After reviewing the terms of the letter of intent and considering, with the advice of management, the possible strategic and financial benefits of the proposed business combination as well as the alternatives to the proposed business combination likely to be available to us, our Board approved the letter of intent by unanimous written consent dated March 5, 1999. The letter of intent was signed on March 11, 1999. The high and low sale price for our common stock on March 10, 1999 was $2-7/8 and $1-7/8, respectively.

              In early April 1999, McGlen presented a draft Merger Agreement to us. Over the next few weeks, representatives of the two companies and their respective legal counsel negotiated the terms of the Merger Agreement and related transactions.

              On April 22, 1999, our Board of Directors met to consider the proposed Merger Agreement. At the meeting, members of our senior management and our legal and financial advisors made presentations and reviewed a number of the matters set forth below under "Reasons for the Merger." After discussion, our Board unanimously voted to approve the Merger Agreement, subject to reviewing the final draft of the Merger Agreement. On April 28, 1999, our Board members reviewed a copy of the final Merger Agreement and unanimously approved it by written consent.

              The parties signed the Merger Agreement later on April 28, 1999 and publicly announced the Merger on April 30, 1999.

              In July 1999, the parties amended the Merger Agreement to extend the termination date thereof until October 31, 1999. In July, we also entered into a private placement with a new investor and made a loan to McGlen, as contemplated by the Merger Agreement. (See "Ancillary Transactions") In October 1999, the parties amended the Merger Agreement to extend the termination date thereof until November 30, 1999.


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                            REASONS FOR THE MERGER

              Our Board of Directors believes that the Merger represents the best opportunity available to us to strengthen our prospects and that the terms of the Merger, including the Merger Issuance, are fair to our stockholders. In reaching its conclusions, our Board considered, among other things (including the matters discussed under "Risk Factors"), the following material factors:

      o the financial performance, business operations and prospects of McGlen and the projected prospects of the combined companies;

      o our Board's assessment that we will not be able to sustain our operations in the future on a stand-alone basis;

      o current economic conditions and trends in the respective markets in which McGlen and we operate;

      o the possibility of achieving cost savings, operating efficiencies, revenue enhancements and synergies as a result of the Merger;

      o our Board's assessment that the access to the e-commerce market that will result from the Merger may afford us the on-line forum we have been seeking for our interactive technology, which would expose our products to a wider audience;

      o       the lack of other strategic alternatives that are available to us;

      o the terms of the Merger Agreement, including our right to terminate the Merger Agreement if we do not obtain a fairness opinion; and

      o the opinion of Bilich Associates described below as to the fairness of the Merger from a financial point of view to our stockholders.

              Our Board also considered the factors described herein under "Risk Factors." In reaching its decision to approve the Merger Agreement, our Board did not assign any relative or specific weights to the various factors considered, and individual directors may have given differing weights to different factors.




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                                 RISK FACTORS

              You should consider carefully the following risks before you decide to approve the Merger Issuance. The risks and uncertainties described below are not the only ones we face or will face. Additional risks and uncertainties not presently known to us may also adversely impact our business and proposed business upon completion of the Merger. If any of the following risks actually occur, they could adversely affect our business, financial condition or operating results, which could adversely affect the trading price of our common stock.

                         RISKS RELATING TO THE MERGER

The Merger Will Require Us to Reapply for Nasdaq Listing; Possible Reverse Stock Split

              We have been advised by Nasdaq that the Merger will constitute a "reverse merger" within the meaning of Rule 4330 of Nasdaq's Marketplace Rules and that we will need to reapply for listing on Nasdaq's SmallCap Market upon completion of the Merger. In order to requalify for listing on Nasdaq's SmallCap
Market:

              o our common stock must continue to be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

              o we must initially either have (i) at least $4,000,000 of net tangible assets, (ii) net income in two of the last three years of at least $750,000 or (iii) a market capitalization of $50,000,000; and

              o we must initially have a minimum bid price of $4.00 per share, at least 300 round lot shareholders, a public float of at least 1,000,000 shares, and at least three active market makers for our common stock.

              If we fail to meet Nasdaq's initial listing requirements, trading in our shares would thereafter be conducted in the over-the-counter market on the OTC Bulletin Board established for securities that do not meet Nasdaq's listing requirements. This may result in investors finding it more difficult to trade our stock and would probably result in a lower market price for our common stock.

              We anticipate that we will satisfy all of Nasdaq's listing requirements at the time of the completion of the Merger, except possibly the $4.00 per share minimum bid price for shares of our common stock. Depending upon the market price of our shares of common stock between now and the time that

                                      -8-

Nasdaq rules on our listing reapplication, we may be forced to effect a reverse stock split to support the minimum bid price of our common stock at $4.00 or more. Reverse stock splits usually cause drops in the price of a stock and the market price of our common stock may drop as a result thereof, even if the Merger is completed. While a reverse stock split does not change a stockholder's percentage ownership in us, it may well lessen public confidence in us and our common stock.

Our Integration of McGlen's Business

              Once we complete the Merger, our future success will depend, in large part, upon our ability to effectively integrate our and McGlen's businesses. Integration of McGlen's business with ours may involve unseen difficulties and may require a disproportionate amount of our attention and our combined financial and other resources. Our failure to effectively integrate McGlen would have an adverse affect on our future business performance, financial condition, results of operations and the market value of our common stock.

Our Stockholders Will Suffer Immediate and Substantial Dilution to their Voting Power Which May Lower the Market Price of Our Common Stock

              The Merger Issuance and the other issuances that we are required to make in connection with the Merger could reduce the market price of our common stock unless the market perceives that the combined revenues, assets and business or potential growth, cost savings and other business synergies are sufficient to offset the effect of such issuance. In addition, as a result of the Merger, any given stockholder's percentage ownership of our common stock prior to the Merger will decrease substantially. The percentage ownership of all pre-Merger stockholders will decrease from 100% of our issued and outstanding common stock immediately prior to the Merger to approximately 12.5% of our issued and outstanding common stock immediately following the Merger (on a fully-diluted basis). As a result, persons who own our stock immediately prior to the Merger will experience an immediate reduction in their voting power and could experience a material reduction in their economic interest in us.

Additional Financing

              Following the Merger, we may require additional funds to support our working capital requirements and for other purposes, including the continued expansion of McGlen's business. We may seek to raise such funds through public or private equity financings or from other sources. There can be no assurance that additional financing will be available at all or that, if available, such financing will be obtainable on terms favorable to us or that any additional financing will not be dilutive to our stockholders.



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                      RISKS RELATING TO McGLEN'S BUSINESS

McGlen Has a Limited Operating History

              McGlen was founded in May 1996 and began retailing computer components and accessories on the Internet. Accordingly, McGlen has a limited operating history upon which to base an evaluation of its business and prospects. McGlen's business and prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in their early stage of development, particularly companies in new and rapidly evolving markets such as electronic commerce. Such risks include McGlen's dependence on key vendors for merchandise, McGlen's evolving and unpredictable business model, McGlen's management of its anticipated growth, McGlen's ability to anticipate and adapt to a developing market, McGlen's competitors' possible development of equal or superior Internet auctions and McGlen's ability to sell excess merchandise at such auctions, and McGlen's ability to identify, attract, retain and motivate qualified personnel. To address these risks, McGlen must, among other things, continue to expand its vendor channels and buyer resources, manage product obsolescence and pricing risks, maintain its customer base and attract significant numbers of new customers, respond to competitive developments, implement and execute successfully its business strategy and continue to develop and upgrade its technologies and retailing services. McGlen may not be successful in doing what is required to address these risks. A substantial reduction in merchandise availability would have a material adverse effect on its business, results of operations and financial condition. In addition, McGlen has historically had relatively low operating margins and plans to continue to increase its operating expenses significantly in order to increase the size of its staff, expand its marketing efforts to enhance its brand image, increase its visibility on other companies' high traffic Web sites, purchase larger volumes of merchandise, increase its software development efforts, and support its growing infrastructure. As a result, McGlen could experience losses in the future. Further, in view of the rapidly evolving nature of its business, McGlen believes that period-to-period comparisons of its financial results are not necessarily meaningful and should not be relied upon as an indication of its future performance.

McGlen's Faces a Competitive Market for Technical Personnel and Retention of its Key Employees

              McGlen's success depends in part on its ability to attract, hire, train and retain qualified managerial, technical and sales and marketing personnel, particularly its co-founders, Mike Chen and George Lee and its Vice President of Marketing, Alex Chen. The loss of any of these individuals could have a material adverse effect on McGlen's business, results of operation and financial condition. McGlen does not have long-term employment agreements with any of its key personnel and maintains no "key person" life insurance. Although it is a condition precedent to the consummation of the Merger that we enter into long-term employment agreements with Mike Chen and George Lee, there can be no assurance that those agreements will not be terminated early. Competition for qualified managerial, technical and sales and marketing personnel is intense.

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In particular, there can be no assurance that McGlen will be successful in attracting and retaining the technical personnel required to conduct and expand its operations successfully. McGlen's results of operations could be materially adversely affected if it is unable to attract, hire, train and retain qualified personnel.

Fluctuations in McGlen's Operating Results

              McGlen's operating results have fluctuated in the past, and are expected to continue to fluctuate in the future, due to a number of factors, many of which are outside its control. These factors include (i) its ability to attract new customers at a steady rate, manage its inventory mix and the mix of products offered, meet certain pricing targets, liquidate its inventory in a timely manner, maintain gross margins and customer satisfaction, (ii) the availability and pricing of merchandise from its vendors, (iii) product obsolescence and pricing erosion, (iv) consumer confidence in encrypted transactions in the Internet environment, (v) the timing, cost and availability of advertising on other entities' Web sites, (vi) the amount and timing of costs relating to expansion of its operations, (vii) the announcement or introduction of new types of merchandise, service offerings or customer services by its competitors, (viii) technical difficulties with respect to consumer use of its Web sites, (ix) delays in revenue recognition at the end of a fiscal period as a result of shipping or logistical problems, (x) delays in shipments as a result of strikes or other problems with its delivery service providers or the loss of its credit card processor, (xi) the level of merchandise returns it experiences, and (xii) general economic conditions and economic conditions specific to the Internet and electronic commerce. As a strategic response to changes in the competitive environment, McGlen may from time to time make certain service, marketing or supply decisions or acquisitions that could have a material adverse effect on its quarterly results of operations and financial condition. McGlen also expects that in the future, like other retailers, it may continue to experience seasonality in its business.

McGlen's Reliance on Merchandise Vendors

              McGlen is entirely dependent upon vendors to supply it with merchandise for sale through its Internet sites and the availability and pricing of merchandise is unpredictable. In 1998, a substantial percentage of McGlen's gross merchandise sales were derived from merchandise acquired from a single provider, Ingram Micro. McGlen has no long-term contracts or arrangements with its vendors that guarantee the availability of merchandise. McGlen cannot assure that its current vendors will continue to sell merchandise to it or otherwise provide merchandise for sale in its auctions or that McGlen will be able to establish new vendor relationships that ensure merchandise will be available for sale on its Web sites. McGlen also relies on many of its vendors to process and ship merchandise to customers. McGlen has limited control over the shipping procedures of its vendors, and shipments by these vendors have often been subject to delays. Although most merchandise sold by McGlen carries a warranty supplied either by the manufacturer or the vendor, and McGlen is not

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obligated to accept merchandise returns, McGlen has, in fact, accepted returns from customers for which McGlen did not receive reimbursements from its vendors or manufacturers. If (i) McGlen is unable to develop and maintain satisfactory relationships with vendors on acceptable commercial terms, (ii) McGlen is unable to obtain sufficient quantities of merchandise, (iii) the quality of service provided by its vendors falls below a satisfactory standard, or (iv) McGlen's level of returns exceeds its expectations, McGlen's business, results of operations and financial condition will be materially adversely affected.

McGlen's Reliance on Other Third Parties

              In addition to its merchandise vendors, McGlen's operations depend on a number of other third parties. McGlen has limited control over these third parties and no long-term relationships with any of them. McGlen does not own a gateway (connection) onto the Internet, but instead relies on an Internet service provider to connect its Web sites to the Internet. From time to time, McGlen has experienced temporary interruptions in its Web sites connections and also its telecommunications access. Continuous or prolonged interruptions in its Web sites connections or in its telecommunications access would have a material adverse effect on its business, results of operations and financial condition. McGlen's operating software depends on operating systems, databases and various server software that were substantially developed and produced by and licensed from third parties. McGlen has from time to time discovered errors and defects in the software from these third parties and, in part, relies on these third parties to correct these errors and defects in a timely manner.

McGlen's Risks Relating to a Purchased Inventory Model

              While in most cases McGlen has limited inventory and price risk because it acts as a sales agent for vendors that retain title to the merchandise sold by it, McGlen has commenced purchasing an increasing percentage of its merchandise from vendors, thereby assuming the inventory and price risks of these products. These risks are especially significant because much of the merchandise currently sold by McGlen (e.g., computer parts, peripherals and consumer electronics) is characterized by rapid technological change, obsolescence and price erosion. With McGlen increasingly relying on purchased inventory, McGlen's success will depend on its ability to liquidate its inventory rapidly through its sales, the ability of its buying staff to purchase inventory at attractive prices relative to resale value, and its ability to manage customer returns and shrinkage resulting from theft, loss and misrecording of inventory. If McGlen is unable to liquidate its purchased inventory rapidly, if its buying staff fails to purchase inventory at attractive prices, or if McGlen fails to predict with accuracy the best resale prices for its purchased merchandise, McGlen may be forced to sell its inventory at a discount or at a loss and its business, results of operations and financial condition will be materially adversely affected.

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McGlen's Competition

              The electronic commerce market, particularly on the Internet, is new, rapidly evolving and intensely competitive, and McGlen expects competition to intensify in the future. McGlen currently or potentially competes with a variety of other companies depending on the type of merchandise and sales format offered to customers. These competitors include Buy.Com, Cyberion Outpost and Shopping.Com/Compaq. McGlen believes that most if not all of these competitors are currently selling products below cost in order to acquire market share. Current and potential competitors have established or may establish cooperative relationships among themselves or directly with vendors and suppliers to obtain exclusive or semi-exclusive sources of merchandise. Accordingly, it is possible that new competitors or alliances among competitors and vendors may emerge and rapidly acquire market share. In addition, manufacturers might elect to liquidate their products directly. Increased competition is likely to result in reduced operating margins, loss of market share and a diminished brand franchise, any one of which could materially adversely affect McGlen's business, results of operations and financial condition. Many of McGlen's current and potential competitors have significantly greater financial, technical, marketing and other resources than it. As a result, they may be able to secure merchandise from vendors on more favorable terms than McGlen, and they may be able to respond more quickly to changes in customer preferences or to devote greater resources to the development, promotion and sale of their merchandise than can McGlen.

McGlen Has Limited Senior Management Resources

              McGlen has rapidly and significantly expanded its operations and anticipates that significant expansion of its operations will continue to be required in order to address potential market opportunities. This rapid growth has placed, and is expected to continue to place, a significant strain on its management, operational and financial resources. McGlen expanded from 13 employees as of December 31, 1997, to 34 employees as of December 31, 1998, and 65 employees as of August 31, 1999. McGlen's new employees include certain key managerial and technical employees who have not yet been fully integrated into its management team, and McGlen expects to add additional key personnel in the near future. Increases in the number of employees and the volume of merchandise sales have placed significant demands on McGlen's management, which includes only three executive officers. In order to manage the expected growth of its operations, McGlen will be required to expand existing operations, particularly with respect to customer service and merchandising, to improve existing and implement new operational, financial and inventory systems, procedures and controls, including improvement of its financial and other internal management systems on a timely basis, and to train, manage and expand the capabilities of its growing employee base. McGlen also will be required to expand its accounting staff. Further, McGlen's management will be required to maintain relationships with various merchandise vendors, freight companies, warehouse operators, other Web sites and services, Internet service providers and other third parties and to maintain control over its strategic direction in a rapidly changing

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



environment. McGlen cannot assure that its current personnel, systems, procedures and controls will be adequate to support its future operations, that management will be able to identify, hire, train, retain, motivate and manage required personnel or that management will be able to manage and exploit existing and potential market opportunities successfully. If McGlen is unable to manage growth effectively, its business, results of operations and financial condition will be materially adversely affected.

McGlen's Risks Associated with Technological Change; McGlen's Dependence on the Internet

      The Internet and electronic commerce industries are characterized by rapid technological change, changes in user and customer requirements, frequent new service or product introductions embodying new technologies and the emergence of new industry standards and practices that could render McGlen's existing Web site and proprietary technology obsolete. McGlen's performance will depend, in part, on its ability to license leading technologies, enhance its existing services, develop new proprietary technology that addresses the increasingly sophisticated and varied needs of its current and prospective customers, and respond to technological advances and emerging industry standards and practices on a timely and cost-effective basis. The development of Web sites and other proprietary technology entails significant technical and business risks. McGlen cannot assure that it will be successful in using new technologies effectively or adapting its Web sites and proprietary technology to customer requirements or emerging industry standards. If McGlen is unable, for technical, legal, financial or other reasons, to adapt in a timely manner in response to changing market conditions or customer requirements, or if its Web sites and proprietary technology do not achieve market acceptance, McGlen's business, results of operations and financial condition will be materially adversely affected.

Government Regulation and Legal Uncertainties

              McGlen is not currently subject to direct regulation by any government agency, other than regulations applicable to businesses generally and laws or regulations directly applicable to access to or commerce on the Internet. Due to the increasing popularity and use of the Internet, it is possible that a number of laws and regulations may be adopted with respect to the Internet, covering issues such as user privacy, pricing and characteristics and quality of products and services. Furthermore, the growth and development of the market for Internet commerce may prompt calls for more stringent consumer protection laws that may impose additional burdens on those companies conducting business over the Internet. The adoption of any additional laws or regulations may decrease the growth of the Internet, which, in turn, could decrease the demand for McGlen's Internet sales and increase McGlen's cost of doing business or otherwise have an adverse effect on its business, results of operations and financial condition. Moreover, the applicability of existing laws to the Internet in various jurisdictions governing issues such as property ownership, auction regulation, sales tax, libel and personal privacy is uncertain and may take years to resolve. In addition, as McGlen's services and products are

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



available over the Internet in multiple states and foreign countries, and as it sells to numerous consumers residing in such states and foreign countries, such jurisdictions may claim that McGlen is required to qualify to do business as a foreign corporation in each such state and foreign country. Any such new legislation or regulation, or the application of laws or regulations from jurisdictions whose laws do not currently apply to its business, could have a material adverse effect on McGlen's business, results of operations and financial condition.

McGlen's Risk of System Failure at its Single Site

              McGlen's success is largely dependent upon its communications hardware and computer hardware, substantially all of which are located at a leased facility in Tustin, California. McGlen's systems are vulnerable to damage from earthquake, fire, floods, power loss, telecommunications failures, break-ins and similar events. McGlen does not presently have significant redundant systems or a formal disaster recovery plan. A substantial interruption in these systems would have a material adverse effect on McGlen's business, results of operations and financial condition. Despite the implementation of network security measures, McGlen's servers are also vulnerable to computer viruses, physical or electronic break-ins, deliberate attempts by third parties to exceed the capacity of its systems and similar disruptive problems. Computer viruses, break-ins or other problems caused by third parties could lead to interruptions, delays, loss of data or cessation in service to users of McGlen's services and products. The occurrence of any of these risks could have a material adverse effect on McGlen's business, results of operations and financial condition.

McGlen's Internet Commerce Security Risks

              A significant barrier to electronic commerce and communications is the secure transmission of confidential information over public networks. McGlen relies on encryption and authentication technology licensed from third parties to provide the security and authentication necessary to effect secure transmission of confidential information. McGlen cannot assure that advances in computer capabilities, new discoveries in the field of cryptography or other events or developments will not result in a compromise or breach of the algorithms used by it to protect customer transaction data. If any such compromise of its security were to occur, it could have a material adverse effect on McGlen's business, results of operations and financial condition. A party who is able to circumvent McGlen's security measures could misappropriate proprietary information, credit card information of customers or cause interruptions in its operations. McGlen may be required to expend significant capital and other resources to protect against the threat of such security breaches or to alleviate problems caused by such breaches. Concerns over the security of Internet transactions and the privacy of users may also inhibit the growth of the Internet generally, and the Web in particular, especially as a means of conducting commercial transactions. To the extent that McGlen's activities or third party contractors involve the storage and transmission of proprietary information, such as credit card numbers, security breaches

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



could expose McGlen to a risk of loss or litigation and possible liability. McGlen cannot assure that its security measures will prevent security breaches or that failure to prevent such security breaches will not have a material adverse effect on its business, results of operations and financial condition.

McGlen's Risk of Capacity Constraints; System-Development Risks

              A key element of McGlen's strategy is to generate a high volume of traffic on, and use of, its Web sites. Accordingly, the satisfactory performance, reliability and availability of McGlen's Web sites, transaction-processing systems and network infrastructure are critical to its reputation and its ability to attract and retain customers, as well as maintain adequate customer service levels. McGlen's revenues depend on the number of visitors who shop on its Web sites and the volume of orders it fulfills. Any systems interruptions that result in the unavailability of its Web sites or reduced order fulfillment process would reduce the volume of goods sold and the attractiveness of McGlen's product and service offerings. McGlen may experience periodic systems interruptions from time to time. Currently, McGlen is experiencing a significant increase in customer telephone inquiries regarding pending orders resulting in an overload of its telephone system. McGlen's telephone system requires major enhancements immediately to handle the current telephone volume. Any substantial increase in the volume of traffic on its Web sites or the number of orders placed by customers will require McGlen to expand and further upgrade its technology, transaction-processing systems and network infrastructure. McGlen cannot assure that it will be able to accurately project the rate or timing of increases, if any, in the use of its Web sites or timely expand and upgrade its systems and infrastructure to accommodate such increases.

              McGlen uses a combination of industry supplied software and internally developed software and systems for its Web sites, search engine, and substantially all aspects of transaction processing, including order management, cash and credit card processing, shipping and accounting and financial systems. Any substantial disruptions or delays in any of its systems would have a material adverse effect on McGlen's business, prospects, financial condition and results of operations.

McGlen's Dependence of Continued Growth of Online Commerce

              McGlen's future revenues and future profits are substantially dependent upon the widespread acceptance and use of the Internet and other online services as an effective medium of commerce by consumers. Rapid growth in the use of and interest in the Web, the Internet and other online services is a recent phenomenon, and McGlen cannot assure that acceptance and use will continue to develop or that a sufficiently broad base of consumers will adopt, and continue to use, the Internet and other online services as a medium of commerce. Demand and market acceptance for recently introduced products and services over the Internet are subject to a high level of uncertainty. McGlen relies, and will continue to rely, on consumers who have historically used

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



traditional means of commerce to purchase merchandise. For McGlen to be successful, these consumers must accept and utilize novel ways of conducting business and exchanging information. In addition, the Internet and other online services may not be accepted as a viable commercial marketplace for a number of reasons, including potentially inadequate development of the necessary network infrastructure or delayed development of enabling technologies and performance improvements. To the extent that the Internet and other online services continue to experience significant growth in the number of users, their frequency of use or an increase in their bandwidth requirements, McGlen cannot assure that the infrastructure for the Internet and other online services will be able to support the demands placed on them. In addition, the Internet or other online services could lose their viability due to delays in the development or adoption of new standards and protocols required to handle increased levels of Internet or other online service activity, or due to increased governmental regulation. Changes in or insufficient availability of telecommunications services to support the Internet or other online services could also result in slower response times and adversely affect usage of the Internet and other online services generally. If use of the Internet and other online services does not continue to grow or grows more slowly than expected, if the infrastructure for the Internet and other online services does not effectively support growth that may occur, or if the Internet and other online services do not become a viable commercial marketplace, McGlen's business, prospects, financial condition and results of operations will be materially adversely affected.

McGlen's Year 2000 Risks

              McGlen interacts with certain computer programs in connection with credit card transactions and programs used by its vendors and other suppliers. These programs may refer to annual dates only by the last two digits, e.g., "99" for "1999." Problems are anticipated to arise for many of these programs in the year 2000 ("Year 2000 Problems") when "00" is mistaken for "1900." McGlen has taken this problem into account with respect to its own internal programs and believes that its own internal software is not susceptible to Year 2000 Problems. McGlen will not, however, be certain that its own systems are free from Year 2000 Problems until after January 1, 2000, when it may be too late to correct undiscovered problems before they potentially adversely effect its operations. McGlen has not made a formal assessment of programs used by service providers or other third parties, including the financial institutions processing credit card transactions, with which it may have to interact, nor its vulnerability which may result from any such party's failure to remediate its own Year 2000 problems. The systems of other companies on which McGlen relies may not be converted timely and this may have an adverse effect on McGlen's systems and its business, prospects, financial condition and results of operations.


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McGlen's Availability of Merchandise and Vendor Credit

              Although McGlen's merchandising division maintains relationships with vendors which it believes will offer competitive sources of supply, and believes that other sources are available for most of the merchandise it sells or may sell in the future, McGlen may not be able to obtain the quantity of brand or quality of items that it believes are optimum. The unavailability of certain product lines could adversely impact McGlen's operating results. Most of McGlen's vendors are not prepared to advance normal levels of credit to it. McGlen's current sales volumes are also limited by the gross account limitations placed upon credit card sales by its Visa/Mastercard and other credit card service providers. An unwillingness to extend credit along with a substantial increase in product volume will cause McGlen to exceed its current credit limit, thus requiring additional amounts of capital to finance its operations, and reduce returns, if any, on its invested capital.

McGlen Does Not Collect Sales and Other Taxes

              McGlen does not currently collect sales taxes or other similar taxes with respect to shipments of goods to consumers into states other than California. One or more states may seek to impose sales tax collection obligations on out-of-state companies such as McGlen, which engage in online commerce. In addition, any new operation in states outside California could subject shipments into such states to state sales taxes under current or future laws. A successful assertion by one or more states or any foreign country that McGlen should collect sales or other taxes on the sale of merchandise could have a material adverse effect on McGlen's business, prospects, financial condition and results of operations.

McGlen's Risks of Business Combinations and Strategic Alliances

              McGlen may choose to expand its operations or market presence by entering into business combinations, investments, joint ventures or other strategic alliances with third parties. Any such transactions will be accompanied by the risks commonly encountered in such transactions. These include, among others, the difficulty of assimilating operations, technology and personnel of the combined companies, the potential disruption of its ongoing business, the inability to retain key technical and managerial personnel, the inability of management to maximize its financial and strategic position through the successful integration of acquired businesses, additional expenses associated with amortization of acquired intangible assets, the maintenance of uniform standards, controls and policies and the impairment of relationships with existing employees and customers. McGlen may be unsuccessful in overcoming these risks or any other problems encountered in connection with such business combinations, investments, joint ventures or other strategic alliances, or such transactions may otherwise have a material adverse effect on its business, prospects, financial condition and results of operations.

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McGlen Has Recently Installed a New Server and Software

              McGlen has recently purchased and adopted a new server and related software for accounting and purchasing control. None of its employees is experienced in the operation of the new server and software. Since McGlen is dependent upon its server to support many aspects of its business, if it is unable to quickly adapt to the new system, it could have a material adverse effect upon its results of operations.

                       OPINION OF THE FINANCIAL ADVISOR

              On July 22, 1999, we retained Bilich Associates ("Bilich") to render an opinion as to the fairness of the Merger from a financial point of view to our stockholders. At a meeting of our Board held on August 9, 1999, Bilich made a presentation on financial aspects of the Merger and delivered its oral opinion (which opinion was subsequently delivered to our Board in written form dated August 9, 1999) to the effect that, as of the date of such opinion, based on the matters set forth in such opinion, the terms of the Merger Agreement are fair from a financial point of view to our stockholders. Bilich subsequently confirmed its August 9, 1999 opinion by delivery of its written opinion to our Board, dated the date of this Proxy Statement (the "Fairness Opinion"), stating that, as of the date hereof and based on the matters set forth in such opinion, the terms of the Merger Agreement are fair from a financial point of view to our stockholders. Bilich has consented to the inclusion of the Fairness Opinion in this Proxy Statement.

              THE FULL TEXT OF THE AUGUST 9, 1999 FAIRNESS OPINION, WHICH SETS FORTH THE ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED AND LIMITS ON THE VIEW UNDERTAKEN, IS ATTACHED AS APPENDIX A TO THIS PROXY STATEMENT AND IS INCORPORATED HEREIN BY REFERENCE. THE FAIRNESS OPINION, WHICH IS ADDRESSED TO OUR BOARD, IS DIRECTED ONLY TO THE FAIRNESS OF THE MERGER FROM A FINANCIAL POINT OF VIEW TO OUR STOCKHOLDERS AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY STOCKHOLDER AS TO HOW SUCH STOCKHOLDER SHOULD VOTE WITH RESPECT TO THE MERGER ISSUANCE. THE DESCRIPTION OF THE FAIRNESS OPINION SET FORTH HEREIN IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO APPENDIX A AND TO THE REPORT ISSUED BY BILICH TO OUR BOARD, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AND COPYING AT OUR PRINCIPAL EXECUTIVE OFFICES DURING REGULAR BUSINESS HOURS BY ANY SHAREHOLDER. THE FAIRNESS OPINION DATED AS OF THE DATE HEREOF IS SUBSTANTIALLY IDENTICAL TO THE OPINION DELIVERED TO OUR BOARD DATED AUGUST 9, 1999 AND ATTACHED AS APPENDIX
A. WE URGE YOU TO READ THE FAIRNESS OPINION IN ITS ENTIRETY.


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              Bilich is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, secondary distributions of listed and unlisted securities, private placements, estate and gift tax valuations and for corporate and other purposes. We selected Bilich because of such experience and its reputation.

              In connection with rendering its opinions dated August 9, 1999 and the date hereof, Bilich, among other things:

      o       reviewed the Merger Agreement;

      o reviewed our Annual Reports on Form 10-KSB for the years ended June 30, 1997 and June 30, 1998;

      o reviewed our Quarterly Reports on Form 10-QSB for the quarters ended September 30, 1998, December 31, 1998 and March 31, 1999;

      o reviewed McGlen's audited balance sheet and income statement for the fiscal years ended December 31, 1997 and December 31, 1998;

      o reviewed McGlen's unaudited balance sheet and income statement for the fiscal quarter ended March 31, 1999;

      o reviewed certain internal financial analyses and forecasts for the two companies prepared by their respective managements;

      o held discussions with members of the senior managements of the two companies regarding the strategic rationale for, and the potential benefits of, the transactions contemplated by the Merger Agreement and the past and current business operations, financial condition and future prospects of their respective companies and of the companies as combined pursuant to the Merger Agreement;

      o considered the view of our senior management that the Merger represents a significant business opportunity for us and that certain strategic and operational benefits will be derived from the Merger;


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      o       reviewed the reported price and trading activity for our common stock during the period from our initial public offering to the present, with an emphasis on June 6, 1998 through August 5, 1999;

      o compared certain financial information for the two companies and stock market information for us with similar information for certain other companies the securities of which are publicly traded;

      o reviewed the financial terms of certain recent business combinations in the Internet e-commerce industry specifically and in other industries generally; and

      o performed such other studies and analyses as Bilich deemed appropriate.

              In connection with rendering the Fairness Opinion, as set forth therein, Bilich relied upon the accuracy and completeness of all the financial and other information reviewed by it and assumed such accuracy and completeness for purposes of such opinion. Bilich did not determine the amount of consideration to be paid in the Merger. With our consent, Bilich assumed that the financial forecasts of the two companies were reasonably prepared on a basis reflecting the best currently available judgments and estimates of the two companies, and that such forecasts would be realized in the amounts and at the times contemplated thereby. In connection with the Fairness Opinion, Bilich reviewed the analyses used to render its August 9, 1999 opinion to our Board by performing procedures to update certain of such analyses and by reviewing the assumptions upon which such analyses were based and the factors considered in connection therewith. In addition, in connection with rendering the Fairness Opinion, Bilich reviewed this Proxy Statement.

              The following is a summary of the material financial analyses presented by Bilich to our Board in connection with providing its opinion to our Board on August 9, 1999, and does not purport to be a complete description of the analyses performed by Bilich. Bilich used substantially the same types of financial analyses in preparing its written opinion dated as of the date of this Proxy Statement as it used in providing its opinion dated as of August 9, 1999.

              In determining our value, Bilich considered the fact that the value of our stock rose significantly as rumors of a possible transaction involving us began to circulate in the marketplace in early February, 1999, increasing our market cap dramatically and obscuring our value based on our operations. To eliminate this effect, Bilich averaged the trading prices in the 10-day period in February before the first jump in stock price, assuming that these prices were representative of the market value of our operations exclusive of the effects of the Merger. These prices ranged from $.5625 to $1.00 per share, and averaged $.75 per share, giving us a market cap of $2.2 million prior to the early news of the potential merger.

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              Bilich also considered the market valuations of similar small software companies with negative earnings. Applying the median price/sale multiplier from this group (.83) to our projected sales for fiscal 1999 gave a value of $2.5 million, which supported the market valuation prior to any influence of the Merger. This analysis established a $2.2 million figure as the basis for our value.

              In determining McGlen's value, Bilich searched its public company databases and located approximately 50 potential guideline companies for McGlen. From this universe, Bilich selected three primary guideline companies for McGlen
- Cyberian Outpost Inc (cool), Audio Book Club Inc. (klb), Onsale Inc. (onsl), which were the only pure internet distributor/retailers with similar or related product lines. Bilich obtained financial data for these companies going back 5 quarters, and their current market valuation and stock price trading histories. From this, Bilich calculated their latest 12 months revenue and income/loss. Bilch also projected their next 12 months revenue and income/loss based on their recent quarterly sales growth rates. From this data, Bilich calculated the revenue multipliers which currently prevail in the industry and applied them to McGlen.

              Bilch obtained financial data for approximately 50 other computer and electronic equipment distributor/retailers which operate on a more traditional basis or which sell both through traditional channels and over the internet, and calculated their market price multipliers. Bilich then prepared discounted future earnings and cash flow analyses based on McGlen projections. Discount rates were taken from the traditional computer and electronic equipment distributor/retailers, on the assumption that in three years, e-commerce and internet equipment superstores will be valued on roughly the same basis as traditional distributors are today. Terminal values for the DCF and DFE analysis were based on price/sales ratios for traditional distributors rather than current internet commerce industry price multipliers, which resulted in a conservative valuation for McGlen.

              From these numbers Bilich determined eight value estimates for McGlen as of August 6, 1999. These values implied a market value for McGlen in the range of $30 million to $140 million.

              Bilich also located several recent acquisitions in the e-commerce industry, and selected Compaq's acquisition of Shopping.com as directly comparable. For all of the acquisitions located, Bilch obtained the available financial information and the acquisition prices paid, drawing on news releases and SEC filings. Bilich then calculated the price/sales multipliers which these transactions implied. All of these resulted in astronomical valuations when applied to McGlen. Bilich did not use these valuations in its analysis other than as illustrations of current market conditions. Bilich then calculated the ratio of the low, average, and high values for McGlen as compared to our high value. These ratios ranged from 13.6 TO 63.4, with an average of 16.


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              Based on the foregoing, Bilich determined that the Merger is fair to our stockholders.

               The summary set forth above describes the material analyses that Bilich performed and presented to our Board on August 9, 1999, and does not purport to be a complete description of such analyses. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or a summary description. Bilich believes that its analyses must be considered as a whole and that selecting portions of its analyses without considering all factors and analyses would create an incomplete view of the analyses and processes underlying its opinion. In its analyses, Bilich relied upon numerous assumptions made by the two companies with respect to industry performance, general business and economic conditions, and other matters, many of which are beyond the control of the two companies. Analyses based upon forecasts of future results are not necessarily indicative of actual values, which may be significantly more or less favorable than suggested by such analyses. No company or transaction used as a comparison in the analyses is identical to the two companies or to the Merger. Additionally, estimates of the value of businesses do not purport to be appraisals or necessarily reflective of the prices at which businesses actually may be sold. Because such estimates are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the two companies, neither of the companies, Bilich or any other person assumes responsibility if future results or actual values are materially different from these forecasts or assumptions. Bilich's analyses were prepared solely for purposes of its opinions rendered on August 9, 1999 and the date of this Proxy Statement provided to our Board, and do not purport to be appraisals or necessarily reflect the prices at which we or our securities actually may be sold.

              For the services of Bilich in rendering its opinion regarding the Merger, we have agreed to pay Bilich a fee of $35,000. We have also agreed to indemnify Bilich against losses, claims and liabilities to which it becomes subject under any federal or state law or otherwise relating to or in connection with the Fairness Opinion.

                         REGULATORY APPROVALS REQUIRED

              Our common stock is listed on the Nasdaq SmallCap Market. Nasdaq has advised us that the consummation of the Merger will constitute a "reverse merger" within the meaning of Rule 4330 of Nasdaq's Market Place Rules and that, pursuant to such Rules, we will need to reapply for listing on the Nasdaq SmallCap Market upon consummation of the Merger. In order for such application to be accepted, we will need to meet the initial listing requirements set forth in Nasdaq's Market Place Rules. We anticipate that we will satisfy the initial listing requirements. (See "Risk Factors")


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              We are not aware of any other governmental or regulatory approvals required for consummation of the Merger, other than compliance with the federal securities laws and applicable securities and "blue sky" laws of the various states.

                  INTERESTS OF CERTAIN PERSONS IN THE MERGER

              Under the terms of the Merger Agreement, it is a condition precedent to the consummation of the Merger that at the closing of the Merger, Jay Smith, III enter into a new employment agreement to serve as our Co-Chief Executive Officer on terms agreeable to McGlen, Mr. Smith and us. Mr. Smith is our President and Chief Executive Officer, is a member of our Board of Directors and is being nominated as a Pre-Merger Director. The new employment agreement would supersede Mr. Smith's current employment agreement. McGlen, Mr. Smith and we are negotiating the terms of the new employment agreement. If mutually agreeable terms are not reached and McGlen waives this condition precedent, the termination without "cause" provisions of Mr. Smith's current employment agreement will govern. (See "Executive Officer Employment Contracts"); should McGlen not waive this condition precedent, McGlen might not be obligated to consummate the Merger.

              Pursuant to the terms of the Merger Agreement, at the closing of the Merger, George Lee and Mike Chen each will enter into an employment agreement with us. Messrs. Lee and Chen are being nominated as Post-Merger Directors. Messrs. Lee and Chen are also directors, executive officers and principal stockholders of McGlen. Under the term of Mr. Lee's employment agreement, he is to serve as our Chief Executive Officer and, if requested or elected, to serve on our Board of Directors. Under the terms of Mr. Chen's employment agreement, he is to serve as our President and, if requested or elected, is to serve on our Board of Directors. The terms of Mr. Lee's and Mr. Chen's respective employment agreement are otherwise identical, as follows.

              He is to use his reasonable efforts to manage our business. We are to pay to him salary at the rate of $80,000 per year. He will be entitled to four weeks of vacation. We will provide him with, or reimburse him for the cost of, medical insurance. In addition, he will be entitled to reimbursement for out-of-pocket expenses incurred in the performance of our business. We will provide him with the use of a company automobile and we will pay the costs of operating and maintaining the automobile. The term of his employment is five years, but we may terminate him earlier if:

      o he is convicted of, or pleads guilty or nolo contendere to, a misdemeanor involving moral turpitude or to a felony;


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      o       he commits fraud or dishonesty with respect to our business and embezzles or misappropriates any of our funds or assets;

      o       he materially breaches the employment agreement;

      o he is substantially unable by reason of drug or alcohol abuse or addiction to reasonably and effectively carry out his duties;

      o he directly causes us to default in performing our obligations under contracts intentionally or without authorization; or

      o       he is grossly negligent with respect to his duties.

In addition, the employment agreement automatically terminates if he becomes permanently disabled or dies.

                             ACCOUNTING TREATMENT

              Because McGlen's securityholders will, as a result of the Merger, hold approximately 87.5% of the securities of the combined enterprise, the Merger will be treated for accounting purposes as a reverse acquisition. This means that for accounting purposes McGlen will be treated as the "acquiring company" and we will be treated as the "acquired company." In a reverse acquisition, the combined enterprise:

      o presents the historical financial statements of the "acquiring company" (McGlen) as the combined enterprise's historical financial statements;

      o does not record goodwill for the acquisition where, as here, the issuer (Adrenalin) is treated as if it was a shell company and the operating enterprise (McGlen) is the "acquiring company";

      o treats the acquisition as a recapitalization of the "acquiring company" (McGlen"); and

      o       includes the results of operations of the "acquired corporation"
              (us) only from the acquisition date.





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                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

              The following describes the principal federal income tax consequences of the Merger to us under the Internal Revenue Code of 1986, as amended (the "Code"), assuming that the Merger is consummated as contemplated herein. This discussion is based on current laws and interpretations thereof, which are subject to change.

              The Merger will be treated for federal income tax purposes as a "reorganization" within the meaning of Section 368(a) of the Code, and McGlen and we will each be a party to the reorganization within the meaning of Section 368(b) of the Code. Neither McGlen nor we expect to recognize gain or loss as a result of the Merger.

                              NO APPRAISAL RIGHTS

              Stockholders will not have any appraisal rights under Delaware law in connection with the Merger or the consummation of the transactions contemplated thereby.

                             NO PREEMPTIVE RIGHTS

              Our common stock does not have preemptive rights.

                             THE MERGER AGREEMENT

              This section of the Proxy Statement describes the principal terms of the Merger Agreement. A copy of the Merger Agreement is attached to this Proxy Statement as Appendix B and is incorporated in this Proxy Statement by this reference. The description set forth below of the terms of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement. We urge you to read the Merger Agreement in its entirety.

Structure of the Merger; Closing; Effective Time

              The Merger Agreement contemplates the merger of Merger Sub with and into McGlen. McGlen will be the surviving corporation in the Merger and will continue its corporate existence under California law. The closing of the Merger (the "Closing") will take place at 10:00 a.m., on the second business day following the satisfaction or waiver (subject to applicable law) of the conditions (excluding conditions that, by their terms, cannot be satisfied until the Closing) set forth in the Merger Agreement, unless another time or date is agreed to by McGlen and us (the time of the Closing is referred to as the "Closing Date"). The Merger will become effective at the time of the

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filing with the California Secretary of State of an agreement of merger or at such later time as is specified in such Merger Agreement (the "Effective Time").

Conversion of McGlen Stock; The Merger Issuance

              At the Effective Time, the shares of McGlen common stock (the "McGlen Stock") issued and outstanding immediately prior to the Effective Time will automatically be converted into the right to receive the number of shares of our common stock (the "Share Exchange Ratio") calculated such that (i) all outstanding shares of McGlen Stock on a Fully Diluted Basis (as defined below) immediately prior to Effective Time, plus (ii) the Loan Shares (as defined below) will equal, in the aggregate, 87.5% of the outstanding shares of our common stock on a Fully Diluted Basis outstanding immediately following the Effective Time. "Fully Diluted Basis" means all outstanding shares and all shares issuable pursuant to Convertible Securities (as defined below) to the extent "in the money" as of the Closing Date, but does not include any shares issuable pursuant to the Synnex Agreement (as defined in Section 1.8 of the Merger Agreement). "Convertible Securities" means options, warrants, convertible securities or other rights to acquire common stock. "Loan Shares" means the shares of our common stock sold in our private placement, the net proceeds of which were used to fund the McGlen Loans. (See "Ancillary Transactions" and "Proforma Post-Merger Security Ownership of Certain Beneficial Owners and Management")

Conversion of McGlen Options

              All options to purchase McGlen Stock outstanding at the Effective Time under any McGlen stock option plan or agreement or any other type of option, warrant or right to purchase shares of McGlen (the "McGlen Stock Options") will, at the Effective Time, automatically be converted into options or similar rights to purchase our common stock (a "Converted Stock Option"). Each Converted Stock Option will be exercisable upon the same terms and conditions as under the applicable Converted Stock Option in compliance with the requirements of Section 424(a) of the Internal Revenue Code of 1986, as amended and the applicable agreement issued thereunder, except that:

      o each such McGlen Stock Option will be exercisable for that whole number of shares of our common stock (to the nearest whole share) determined by multiplying the number of shares of McGlen Stock that were, immediately prior to the Effective Time, subject to the McGlen Stock Option by the Share Exchange Ratio immediately prior to the Effective Time (the "Option Exchange Ratio");

      o the total option price of the shares of our common stock issuable upon exercise of such Converted Stock Option will be an amount equal to the total option price of the shares of

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              McGlen Stock that were, immediately prior to the Effective Time, subject to the McGlen Stock Option; and

      o the exercise price per share will be calculated by dividing the aggregate option value of the shares of McGlen Stock that were, immediately prior to the Effective Time, subject to the McGlen Stock Option by the number of shares of our common stock underlying such Converted Stock Option. No payments will be made for fractional interests.

Representations and Warranties

              The Merger Agreement contains customary mutual representations and warranties by us, Merger Sub and McGlen relating to, among other things:

      o       corporate organization and existence;

      o       capitalization;

      o corporate power and authority to enter into, and due authorization, execution, delivery, performance and enforceability of, the Merger Agreement;

      o       required governmental and third party consents and approvals;

      o       financial statements;

      o       litigation;

      o       filing of tax returns, payment of taxes and related matters;

      o       certain material contracts;

      o       employee benefit plans;

      o       the absence of undisclosed liabilities;

      o       intellectual property; and

      o       absence of material misstatements or omissions.

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              We also made representations and warranties concerning documents and reports we filed with the Securities and Exchange Commission and the accuracy and completeness of the information contained therein.

              The representations and warranties are to survive for a period of eighteen months following the Closing.

Conduct of Business Pending the Merger

              Prior to the Effective Time, except as expressly contemplated or permitted by the Merger Agreement or to the extent that the other party otherwise consents in writing, each of the companies will, among other things, carry on its business in the usual, regular and ordinary course in substantially the same manner as conducted prior to the execution of the Merger Agreement and use its best efforts to preserve intact its present business organizations, retain its present employees and preserve the relationships with its customers, suppliers and others having business dealings with it.

              Prior to the Effective Time, except as expressly contemplated or permitted by the Merger Agreement or to the extent that the other party otherwise consents in writing, neither McGlen nor we will, among other things:

      o       declare or pay any dividends on its capital stock;

      o issue or sell any shares of its capital stock (except for issuances in connection with the exercise of stock options or other stock purchase rights) or any stock options or stock purchase rights;

      o       redeem or otherwise acquire any shares of its capital stock;

      o       amend its organizational documents;

      o sell, lease, encumber or otherwise dispose of, any property, except in the ordinary course of business;

      o       enter into any transaction outside of the ordinary course;

      o subject to certain exceptions, increase the compensation of any employee; or


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      o       amend or terminate material contracts.

              In addition, prior to the Effective Time, except as expressly contemplated or permitted by the Merger Agreement or to the extent that McGlen otherwise consents in writing, we will not, among other things, enter into any contract or commitment or incur or agree to incur any liability other than in the ordinary course of business or make any single capital expenditure in excess of $10,000 or in excess of $100,000 in the aggregate during any consecutive thirty day period without regard to whether such capital expenditure is in the ordinary course of business. Prior to the Effective Time, except as expressly contemplated or permitted by the Merger Agreement or to the extent that we otherwise consent in writing, McGlen will not, among other things, make any capital expenditures or commitments therefor in excess of $1,000,000 in the aggregate.

Other Covenants

              Acquisition Proposals. The companies each will not (and will use its best efforts to cause its directors, officers, agents, representatives, and affiliates, and any other person acting on its behalf not to) enter into any contract or agreement that has as a purpose a business combination or merger, an issuance or sale of debt or equity of such company, a sale of a substantial portion of the assets of such company, or a transaction comparable to or similar to the Merger.

              Filings and Consents. Each company is to use all reasonable efforts to cooperate with the other in determining which filings are required to be made prior to the Effective Time with, and which consents, approvals, permits, or authorizations are required to be obtained prior to the Effective Time from, governmental or regulatory authorities of the United States, the several states and foreign jurisdictions in connection with the execution and delivery of the Merger Agreement and the consummation of the transactions contemplated thereby and to timely making all such filings and timely seek all such consents, approvals, permits, or authorizations, and to do all things necessary, proper, or appropriate to consummate and make effective the transactions contemplated by the Merger Agreement.

Restricted Shares

              All shares of our common stock issued in the Merger, as well as all shares issuable upon exercise of Converted Stock Options, will be "restricted securities" as that term is defined in Rule 144 under the Securities Act of 1933, as amended. Accordingly, such shares must be held indefinitely unless such shares are subsequently registered under such Act or an exemption from registration is available.


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Conditions to the Consummation of the Merger

              Each party's obligation to effect the Merger is subject to various conditions, which include, in addition to other customary closing conditions, the following:

      o all necessary consents and approvals of third parties shall have been obtained;

      o the stock to be issued in the Merger Issuance shall have been approved for listing on the Nasdaq SmallCap Market, subject only to official notice of issuance;

      o our common stock shall continue to be listed on the Nasdaq SmallCap Market;

      o there shall not be any litigation, injunction or restraining order preventing the consummation of the Merger;

      o Jay Smith, III shall have repudiated his current employment agreement with us and shall have entered into a new employment agreement to serve as President of Western on mutually agreeable terms; and

      o we shall have received a written opinion from our financial advisors to the effect that the consideration to be paid in respect of the McGlen common stock is fair from a financial point of view to our stockholders, and such opinion shall have not been withdrawn.

              Our obligation to effect the Merger is subject to various additional conditions, which include, in addition to other customary closing conditions, the following:

      o McGlen shall not be in default on any obligation, where such default cannot be cured by the Closing Date, under any of the Material Contracts (as defined in Section 4.9(q) of the Merger Agreement), unless such defaults, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect (as defined in Section 4.1(c) of the Merger Agreement);

      o       McGlen's stockholders shall have unanimously approved the Merger;
              and

      o       our stockholders shall have approved the Merger Issuance.


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              McGlen's obligation to effect the Merger is subject to various additional conditions, which include, in addition to other customary closing conditions, that there shall not have been any material adverse change in our condition (financial or otherwise), business, properties or assets.

Termination

              McGlen and we may mutually terminate the Merger Agreement at any time prior to the Effective Time. In addition, any party may terminate the Merger Agreement if:

      o the Closing has not occurred by November 30, 1999; provided that the terminating party is not responsible for a breach of the Merger Agreement that results in the failure of the Merger to be consummated by that time;

      o there is any law or regulation that makes consummation of the Merger illegal or otherwise prohibited; or

      o if any judgment, injunction, order or decree enjoining any party from consummating the Merger is entered and such judgment, injunction, order or decree shall have become final and non-appealable; provided, that the party seeking to terminate the Merger Agreement pursuant to this clause shall have used its best efforts to remove such injunction, order or decree.

              If the Merger Agreement is terminated for any of the foregoing reasons, the Merger Agreement will become void and there will be no liability or obligation by any party other than under certain specified sections of the Merger Agreement. In addition, if the Merger is not consummated, all costs and expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby are to be paid by the party incurring such expenses.

Brokers and Finders

              Each party is to pay and be responsible for any broker's, finder's or financial advisory fee incurred by such party in connection with the transactions contemplated by the Merger Agreement. We will be responsible for our obligations to Mackenzie calculated as issued prior to the determination of the Share Exchange Ratio. McGlen will be responsible for its obligations to Mackenzie calculated prior to the determination of the Share Exchange Ratio and the Option Exchange Ratio. (See "Ancillary Transactions"). Mackenzie is the mutual financial advisor for McGlen and us and introduced the parties.


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                            ANCILLARY TRANSACTIONS

Mackenzie Shea

              Under the terms of an Engagement Agreement dated March 26, 1999 between McGlen and Mackenzie (which will become our obligation upon the Closing), we will be required to issue to Mackenzie upon consummation of the Merger shares equaling 4% of the outstanding common stock of the post-merger combined entity on a fully diluted basis (excluding options and warrants that are not "in-the-money") and, if Mackenzie assists McGlen in raising prior to the Merger at least $2,500,000, we will be required to issue to Mackenzie upon consummation of the Merger shares equaling an additional 1.5% of the outstanding common stock of the post-merger combined entity. The Merger Agreement, in turn, provides that the shares to be issued to Mackenzie will reduce, on a one-for-one basis, the shares to be issued to the McGlen Shareholders in the Merger.

              Under the terms of an Engagement Agreement dated October 3, 1997 between Mackenzie and us, as amended, we will be required to issue to Mackenzie upon consummation of the Merger shares equaling 5% of our common stock outstanding on a fully diluted basis (excluding options and warrants that are not "in-the-money") immediately prior to the Merger.

Private Placement

      On July 12, 1999, we entered into a Common Stock Purchase Agreement with Escalade Investors, LLC. Please refer to Proposal 4 for the terms of the agreement.

The McGlen Loan

      On July 23, 1999, we entered into a loan transaction with McGlen, under which we loaned $500,000 to McGlen. McGlen's obligation to repay the loan is evidenced by a secured subordinated promissory note.
Under the terms of the note:

      o The loan is to be repaid on the first anniversary of the date thereof, but may be prepaid without penalty or premium;

      o the outstanding principal amount of the loan accrues interest at an annual rate of 8%;

      o in the event of a default, the total amount outstanding will become immediately due and payable in full at our option; and

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      o       McGlen may use the proceeds of the loan only for the purpose of working capital or for other corporate purposes.

              McGlen granted to us a junior security interest in its assets to secure its obligation to repay the loan. McGlen's obligation to repay the loan is subordinate and subject in right of payment to the prior payment in full in cash of the principal amount of any currently existing secured obligation of McGlen or its subsidiaries, and any future vendor/supplier accounts (similar to Synnex, Ingram Micro, IBM, etc.) which from time to time require a security interest in McGlen's assets, and all related interest, fees, expenses, refinancing thereof, and other amounts payable with respect thereto.

              The foregoing description of the loan is qualified in its entirety by reference to the loan documents, which we have previously filed with the Securities and Exchange Commission.

                            POST-MERGER MANAGEMENT

Our Board of Directors

              Our Board of Directors has amended our Bylaws to provide that immediately following the Merger our Board will be expanded to seven members. It is a condition precedent to the closing of the Merger that the four persons nominated as Post-Merger Directors be elected. (See Proposal 3 - "Election of Post-Merger Directors"). The Post-Merger Directors will take office immediately following the Merger and will hold office until the next annual meeting of our stockholders or until their successors are duly elected. Because our Board has nominated only four persons to be Post-Merger Directors, there will be three vacancies on our Board unless and until those vacancies are filled by action of our Board or the stockholders.

Executive Officers

              Under the terms of the Merger Agreement, the following persons are to be appointed as our executive officers following the Closing: George Lee, Chief Executive Officer; Mike Chen, President, Secretary and Chief Technology Officer; Alex Chen, Vice President of Business Development; and David Yao, Chief Financial Officer. (See "McGlen - Management").



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                                 Page 44 of 303

                    PROFORMA POST-MERGER SECURITY OWNERSHIP
                  OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

              The following table sets forth, on a proforma basis, the estimated number of shares of our common stock that will be held of record upon the effectiveness of the Merger by: (i) each person who will then own 5% or more of our common stock; (ii) each then executive officer of the Company; (iii) each then director of the Company; (iv) all then executive officers and directors as a group:

                                  Number of           Percent of Outstanding
           Names                Shares Owned(1)       Shares of Common Stock(2)
           -----                -------------        -----------------------
George Lee                        10,178,780(3)               32.44%

Mike Chen                         10,198,936(4)               32.48%

Alex Chen                         4,605,646(5)                14.69%

David Yao                           15,000(6)                    *

Calbert Lai                         20,156(7)                    *

--------
(1) Except as otherwise indicated and subject to applicable community property and similar statutes, the persons listed as beneficial owners of the shares of common stock have sole voting and dispositive power with respect to such shares.
(2) Based upon an estimated 31,274,813 shares outstanding upon the effectiveness of the Merger which assumes, for purposes of calculating the number of shares to be issued pursuant to the Merger, a closing bid price for shares of the Company's Common Stock on the closing date of the Merger of at least $4.00 per share. Does not include shares to be issued to Escalade Investors LLC following the closing of the Merger. Based upon an assumed closing price of $4.00 per share, Escalade will receive 170,454 shares for a total investment of $750,000. Does not include any warrants or shares that may be issuable by the Company following the Merger to Redstone Securities, Inc. pursuant to an existing advisory agreement or pursuant to the Synnex Agreement. For purposes of computing the percentages for each individual listed below, the number of shares of Common Stock outstanding includes shares purchasable within 60 days upon exercise of outstanding stock options, as follows: Mr. Lee (100,780), Mr. Mike Chen (120,936), Mr. Alex Chen (70,546), Mr. Yao (15,000), Mr. Lai (20,156) and Mr. Janssen (20,156).
(3) Includes 100,780 shares purchasable within 60 days of this Proxy Statement pursuant to outstanding stock options.
(4) Includes 120,936 shares purchasable within 60 days of this Proxy Statement pursuant to outstanding stock options.
(5) Includes 4,535,100 shares owned of record by ACST Computers, Inc. Mr. Chen owns 50% of the outstanding shares of ACST Computers, Inc. and has sold voting power over the shares owned by such company. Such amount also includes 70,546 shares purchasable within 60 days of the date of this Proxy Statement pursuant to outstanding stock options granted to Mr. Chen.
(6) Includes 15,000 shares purchasable within 60 days of the date of this Proxy Statement pursuant to outstanding stock options.
(7) Includes 20,156 shares purchasable within 60 days of the date of this Proxy Statement pursuant to outstanding stock options.

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




Paul Janssen                        20,156(8)                    *

MacKenzie Shea, Inc.              2,101,976(9)                 6.72%

All then executive officers and  25,038,674(10)               79.18%
directors as a group (6 persons)

------------------

*       Less than 1%





















--------
(8) Includes 20,156 shares purchasable within 60 days of the date of this Proxy Statement pursuant to outstanding stock options.

(9) Assumes that MacKenzie Shea, Inc. has earned its full fee in connection with the Merger and in connection with obtaining financing for McGlen prior thereto. The share numbers indicated do not assume that any additional shares have been issued pursuant to such financing prior to the closing of the Merger. Any shares so issued prior to the closing of the Merger would not increase the estimated number of shares outstanding upon effectiveness of the Merger but would lower the number of shares beneficially owned by the persons listed above (other than MacKenzie).

(10) Includes 347,574 shares purchasable within 60 days of the date of this Proxy Statement pursuant to outstanding stock options. Also includes 4,535,100 shares held of record by ACST Computers, Inc. with respect to which Mr. Alex Chen has sole voting power.

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



                           POST-MERGER OPERATIONS

              Upon completion of the Merger, we expect to operate Western and McGlen as independent business subsidiaries. Our senior management will act as senior management of the subsidiaries as well. We anticipate that Western will continue with its business operations as presently conducted and as outlined early in this Proxy Statement. We anticipate that McGlen will generate the majority of the revenue of our combined revenue through continued operation of online retailing of computer parts and peripherals. We expect that McGlen will continue to focus on creating a simple, objective, highly interactive, personalized shopping experience by leveraging its strengths in marketing, branding, e-commerce, value chain management and global product sourcing, and that it will also focus on increasing customer loyalty by leveraging the interactive experience mated with exceptional customer service resources.


                                   McGLEN

General

              McGlen was formed in May 1996 to sell computer products over the Internet. McGlen has since grown into a global Internet retailer of computer hardware and peripheral products servicing individuals, small offices/home offices, and the corporate market. As a leading aggregator of hi-tech products, McGlen offers over 40,000 stockkeeping units (SKUs) at its virtual superstore, www.mcglen.com. McGlen recently purchased a competitor, AMT Component, Inc., and now also operates AccessMicro.com, which sells similar products at typically lower price parts. The McGlen.com superstore has been in operation for more than three years and already has brand recognition across 120,000 current customers. McGlen has a marketing and promotion program in place that includes web advertising, hyperlink allegiances, portal alliances, and direct one-to-one marketing. For website development, McGlen plans to enhance its virtual


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



superstore to provide a community-like experience while shopping online. The objectives behind the website enhancement will be to increase customer interaction and to offer a more comprehensive array of value-added services.

Business Strategy

              McGlen's objective is to operate a leading online superstore selling high-technology products to the worldwide consumer, small office/ home office, and corporate markets. McGlen's strategy emphasizes the following key elements:

      Provide High-Margin Niche Products Via a Network of Specialty Stores

              By providing specialized niche products, McGlen.com is able to offer to its customers a greater variety of products and prices than that associated with the common brand name selections only. Each specialty store will appeal to a certain market segment, providing customers in-depth selection of name brand, unbranded, private label, surplus and refurbished products. The extensive product line of each niche store serves to differentiate McGlen as the specialty store that offers more than the "plain vanilla" selection most competitors offer.

              In addition, since the majority of brand name products come from major distributors such as Ingram Micro and Tech Data, McGlen's portfolio of unbranded and refurbished goods decreases its dependence on those suppliers and creates an opportunity for higher gross margins. Currently, unbranded and refurbished items account for 23% of net sales at average gross margins of 20%.

              With the recent acquisition of Access Micro
(http://www.accessmicro.com), a specialty online retailer, McGlen has begun the process of defining niche markets and building specialty stores to cater to those markets. Currently planned niche markets include: portable systems and upgrades, memory upgrade solutions, supplies for printers/copiers/fax machines and unbranded systems. Each of the specialty stores will feature online configuration wizards.

      Build Recognition of Consolidated Brand Mcglen.com Network

              McGlen believes that McGlen.com is well positioned to become a leading brand name in Internet commerce due to management's experience in marketing, sales, distribution and development and application of proprietary information technology. McGlen operates in a market in which its brand name is critical to attracting high quality vendors and a high level of customer


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



traffic. Accordingly, McGlen's strategy is to promote, advertise and increase its visibility through a variety of marketing and promotional techniques.

              McGlen has experienced substantial growth in its online sales and its customer base since May 1996. Faced with fierce competition in the online retail industry, McGlen continues to attract a great number of new customers to its already impressive 120,000 current customer base. A 150% increase in customers was realized in the past year. Purchases by repeating customers amounted to 35% of net sales during the first quarter of 1999, with the average order size from repeating customer reaching approximately $310 versus $240 per overall average sale.

      Provide Enhanced Online Experience for Customers

              McGlen believes buyers are attracted by bargain prices and quality merchandise in a friendly and community-enhanced environment. Accordingly, McGlen intends to continue offering its customers a wide array of opportunities to buy desired merchandise at low prices through a visually stimulating and user-friendly interface which is rich in both product SKUs and product description content.

              McGlen believes that by building a virtual community on its website, it can attract more customers and maintain higher levels of loyalty from these customers. McGlen is developing a highly interactive community featuring value added services that are aimed at attracting traffic, retaining customers, and generating new revenue sources.

      Increase Direct Supply from Domestic and International Manufacturers

              Acquiring products directly from manufacturers is an essential component to McGlen's model for profitability and growth. The benefits of eliminating the distributor from the supply chain are improved gross margins and better terms of sale. Having direct relationships with the manufacturer also serves as a competitive advantage given that the universe of component manufacturers is large and fragmented. In choosing manufacturers with whom to do business, McGlen selects only those with a proven reputation of offering high-quality products. McGlen currently acquires some of its battery, memory, media, and printer accessory products directly from manufacturers.


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



      Strategic Alliances with Manufacturers and Distributors

              Given that many of McGlen's online competitors are supplied by the same few distributors such as Ingram Micro and Tech Data, McGlen believes that developing strategic alliances with other distributors will prove to be an operational and competitive advantage. In pursuit of this strategy, McGlen entered into a strategic alliance with Synnex Information Technologies Inc. ("Synnex"), the largest distributor of computer-related products in Taiwan. The benefits of this alliance include higher margins, better terms of sale, and the leveraging of the Synnex relationship to negotiate direct contracts with other select manufacturers.

      Cross-Merchandising and One-to-One Marketing

              McGlen will utilize data mining techniques to analyze storefront traffic and purchase history. This should allow McGlen to develop products and services based upon customer needs. By promoting purchases from repeat buyers, McGlen simultaneously develops brand loyalty, one of the most powerful and cost-effective marketing assets. In addition, average order sizes have been historically higher for repeat purchases than for first-time purchases. Currently, over 35% of McGlen's net sales are from repeat buyers. To increase this number, McGlen will increase the frequency and appeal of its direct marketing efforts to existing customers. Furthermore, McGlen will increase the interactivity of its website to provide a community-like experience which will encourage customers to return repeatedly.

      Increase International Sales

              Historically, average order sizes for international sales have been higher than for domestic orders. In addition to higher profitability, McGlen believes that the international market for computer-related products faces less competition than the domestic market. McGlen intends to expand its international appeal by developing multilingual versions of its website and by advertising on international websites.

      Leverage Low Cost Structure

              McGlen is not required to pay the expenses necessary to support a traditional retail operation which requires inventory, warehouse facilities, retail store space and attendant personnel. McGlen establishes its vendor relationships where it acts as a principal and arranges the order fulfillment, payment verification, shipping functions and customer support, which enables it to take advantage of the savings from eliminating those traditional retail expenses.


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



      Develop Broad Appeal Merchandising

              McGlen's merchandising strategy is designed to appeal to all classes of consumer and trade customers. McGlen intends to become a one-stop, high-technology shopping service by virtue of its broad merchandise mix. McGlen expects to provide the Internet shopper with merchandise selection and pricing unmatched by any other current category leader.

Marketing Strategy

              McGlen's primary marketing objectives are to:

              1. Increase viewer traffic to McGlen.com by promoting the McGlen brand name;

              2. Promote repeat purchases through strong customer loyalty; and

              3. Increase international sales for incremental revenue opportunities.

              McGlen intends to build strong customer loyalty through the use of customer preference and behavioral data obtained as a result of monitoring its customers' activities online. In contrast to traditional direct marketing efforts, McGlen's personalized notification services send customers information on updated prices, new product availability and new service enhancements. By offering customers a compelling and personalized value proposition, McGlen seeks to increase the number of visitors who make a purchase, encourage repeat visits and purchases and extend customer retention. Loyal, satisfied customers also generate word-of-mouth advertising and are able to reach thousands of other users through online methods.

              McGlen's advertising philosophy is based on measurable effectiveness. As a profitable company over the past three years, McGlen believes that growth of revenue through marketing should not come at the expense of the bottom line. Therefore, to increase customer awareness and the customer base, McGlen plans to focus its marketing approach to one that encompasses multiple elements:

              Build a virtual community. McGlen believes that by building a virtual community on its website, it can attract more customers and maintain higher levels of loyalty from these customers. McGlen intends to create an interactive, community-like feel to the online shopping experience. For example, customers/members will be able to set up profiles, provide product feedback, play interactive online games with each other, and communicate in real-time chat rooms. The virtual community "feel" will create an online shopping experience that attracts and retains customers.

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              Web-based advertising. McGlen will advertise online with other computer-related sites and offer product promotions through these sites. Each advertising project will be evaluated with respect to cost, exclusivity, and exposure based on click-through ratios and conversion ratios.

              Alliances with major portals. McGlen believes that although niche-based advertising will attract desired customers who are more likely to purchase, the growth of the Internet population will include general populations that have more diverse interests. The intent of advertising and alliances with major portals is to target this forthcoming general population, who can help build brand recognition for McGlen through informal channels.

              Linking programs. According to WordOfNet, an online service that measures the number of links to a particular site, McGlen is reported to have approximately 10,500 links from other sites on the Web as of September 1998. These links, most of which are free to McGlen, allow potential customers to simply click on the link and become connected to McGlen's site from search engines, manufacturers' sites, general interest sites, and community sites. McGlen intends to seek out link affiliates as a cost-effective means of advertising.

              Direct marketing to current customers. McGlen currently sends promotional offers via E-mail to current customers. With the enhancement of the McGlen website to accommodate customer profiles, McGlen will include one-to-one marketing efforts to the overall program.

Competition and Positioning

              In the market for computer-related products, McGlen faces competition from a spectrum of category competitors. A consumer who wishes to purchase hi-tech goods has a variety of options:


CATEGORY                                   SAMPLE COMPETITORS
=========================================  ===================================
Traditional "bricks and mortar" retailers  CompUSA and MicroCenter

Mail-order cataloguers                     CDW, MicroWarehouse and Insight
Online retailers                           Buy.com, Cyberian Outpost, NECX and
                                           Onsale.com

Manufacturers who sell directly online     Dell and Gateway

Online service providers                   OL and the Microsoft Network

              McGlen believes that traditional retailers and mail-order cataloguers cannot effectively compete with the convenience, affordability and selection offered by an online superstore like McGlen.com. With the number of online purchasers growing at a compound annual rate of roughly 40%, offline sales is sure to decrease as a percentage of the total market.

              McGlen encounters the tightest competition from the flurry of other online sites that offer computer products over the Internet, including Buy.com, Cyberion Outpost, Onsale.com and NECX.

      Competition

              The online commerce market is new, rapidly evolving and intensely competitive. Current and new competitors can launch new sites at a relatively low cost. In addition, the computer products retail industry is intensely competitive. McGlen currently or potentially competes with a variety of other companies. These competitors include (i) various traditional computer retailers including CompUSA and MicroCenter, (ii) various mail-order retailers including CDW, MicroWarehouse, Insight, PC Connection and Creative Computers, (iii) various Internet-focused computer retailers including Egghead.com, software.net Corporation and NECX Direct, (iv) various manufacturers that sell directly over the Internet including Dell, Gateway, Apple and many software companies, (v) a number of online service providers including America Online and the Microsoft Network that offer computer products directly or in partnership with other retailers, (vi) some non-computer retailers such as Wal-Mart that sell a limited selection of computer products in their stores and (vii) computer products distributors which may develop direct channels to the consumer market. Increased competition from these and other sources could require McGlen to respond to competitive pressures by establishing pricing, marketing and other programs or seeking out additional strategic alliances or acquisitions, any of which could have a material adverse effect on the business, prospects, financial condition and results of operations of McGlen. McGlen believes that the principal competitive factors in its market are brand recognition, selection, price, variety of value-added services, ease of use, site content, fulfillment, reliability, quality of search tools, customer service and technical expertise. Many of McGlen's current and potential competitors have longer operating histories, larger customer bases, greater brand recognition, and significantly greater financial, marketing and other resources than McGlen. In addition, online retailers may be acquired by, receive investments from or enter into other commercial relationships with larger, well-established and well-financed companies as use of the Internet and other online services increases. McGlen is aware that certain of its competitors have and may continue to adopt aggressive pricing or inventory availability policies and devote substantially more resources to Web site and systems development than McGlen. Increased competition may result in reduced operating margins, loss of market share and a diminished brand franchise, any of which would have a material adverse effect on McGlen. Moreover, companies that control access to transactions through network access or Web browsers currently promote, and will likely continue to promote


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



competitors of McGlen. There can be no assurance that McGlen will be able to respond effectively to increasing competitive pressures or to compete successfully with current and future competitors.

      "Pure-Play" Online Retailers

              Out of the "pure-play" E-commerce companies, the early market share leaders are Beyond.com, Buy.com, Cyberian Outpost, NECX and Onsale. These companies often sell their products at near wholesale prices, and while they do offer a competitive selection of items, they (with the exception of NECX) typically purchase their products from the same group of major distributors such as Ingram Micro and Tech Data. Thus, they are subject to a risky dependence on common suppliers. Furthermore, these online superstores rely heavily on advertising revenue to supplement their less profitable trade operations, and none of them have demonstrated positive profits in any period in their financial history.

      Recent New Entrants

              The addition of direct manufacturers and Web content providers to the online superstore scene adds even more competition to an already crowded market. Dell Computer, with the help of IBM, has launched Gigabuys.com, a superstore that will offer roughly 30,000 SKUs. Gateway, with the help of NECX, has developed SpotShop.com, an online outlet that will offer Gateway and third-party offerings. Other new entrants include Compaq and Microsoft.

              The threat of direct online selling from the major computer distributors such as Ingram Micro and Tech Data also presents a challenge. While these distributors are currently operating only in the indirect channel, the threat of eroding margins and increased competition could force them to enter the direct channel. This would create an opportunity for online retailers that are able to forge direct relationships with manufacturers, eliminating the distributor.

      Competitive Positioning

              McGlen realizes the challenges faced by the dynamic competitive landscape and believes that it can establish a significant portion of the online retailing market by following its core strategy of operating a network of high-margin, niche market specialty stores. Unlike other "pure-play" E-commerce companies, McGlen will offer online product expertise and assistance through its segmented specialty stores and virtual community experience, ultimately providing the customer a higher level of service, a greater selection and added convenience. On the operational front, McGlen will seek to continue to establish more lucrative contracts and alliances with manufacturers and distributors.


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Additionally, McGlen has the advantage of having a profitable operating history, unlike most of the large online retailers who have yet to turn a profit in any given period.

              In response to the threat posed by the large manufacturers and distributors who are eager to establish a superstore presence online, McGlen intends to continue to offer a broad selection of higher-margin unbranded products to supplement its brand-name items with the aim that this will differentiate its product portfolio from the brand name manufacturers and distributors. Furthermore, McGlen intends to continue to expand on the number of direct relationships with other manufacturers and distributors (e.g. Synnex, the largest distributor in Taiwan).

Offices

              McGlen operates McGlen.com from its principal executive offices, located at 3002 Dow Avenue, Suite 212, Tustin, CA 92780, Tel: (949) 851-8078. These offices consist of approximately 4,058 square feet of office. McGlen has four years remaining on a five year lease. The monthly rent is $3,490. McGlen also leases approximately 2,000 square feet of office space in Irvine, California, from which McGlen operates AMT Component, Inc. under a three year lease which expires in July 13, 2001. McGlen pays $2,200 per month. McGlen believes its current facilities are adequate for the next 12 months.

Proprietary Rights

              McGlen regards its copyrights, trademarks, trade dress, trade secrets, and similar intellectual property as critical to its success. McGlen intends to rely on trademark and copyright law, trade secret protection and confidentiality or license agreements with its employees, customers, partners and others to protect its proprietary rights. McGlen has filed an application for the registration of its tradename "mcglen.com" with the United States Patent and Trademark Office. Effective trademark, copyright, and trade secret protection may not be available in every country in which McGlen's products are made available through the Internet. McGlen is aware that third parties, particularly competitors, have, from time to time, copied significant portions of McGlen's web-site design and directory listings for use in competitive Internet services. The distinctive elements of McGlen's web-sites may not be protectible under copyright law. McGlen cannot guarantee the steps McGlen has taken to protect its proprietary rights will be adequate.

              Many parties are actively developing search, indexing, e-commerce and other Web-related technologies. McGlen believes that such parties will continue to take steps to protect these technologies, including seeking patent protection. Disputes regarding the ownership of such technologies are likely to arise in the future. For example, McGlen is aware that a number of patents have been issued in the areas of electronic commerce, online auctions, Web-based information indexing and retrieval, online direct marketing, common Web

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



graphics formats and mapping technologies. McGlen anticipates that additional third party patents will be issued in the future. McGlen has not received any infringement claims against McGlen in the form of letters, lawsuits and other forms of communication. In the event that there is a determination that McGlen has infringed such third-party patent rights, McGlen could incur substantial monetary liability and be prevented form using the rights in the future.

Management

              Our Board of Directors of McGlen currently consists of George Lee, Mike Chen, Calbert Lai and Peter Janssen. The following table sets forth information about the present directors and the senior officers of McGlen.

            Name             Age       Office
            ----             ---       ------

            George Lee       28        Chief Executive Officer, Director

            Mike Chen        26        Secretary, Director

            Calbert Lai      43        Director

            Peter Janssen    57        Director


            For additional information about Messrs. Lee, Chen, Lai and Janssen, refer to Proposal 3 - Election of Post-Merger Directors.

Legal Proceedings

            McGlen is not presently a party to any litigation.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS FOR MCGLEN AND AMT COMPONENT, INC.

      The following discussion of the financial condition and results of operations of McGlen and AMT Component, Inc ("AMT"), which McGlen recently acquired, should be read in conjunction with the Financial Statements, including the Notes thereto, for each of McGlen and AMT and the Risk Factors included elsewhere in this Proxy Statement.

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Overview

      McGlen is a global Internet retailer of computer hardware, software and peripheral products to the consumer and small office/home office marketplace. With more than 40,000 SKUs, McGlen offers an online "superstore" at www.mcglen.com and through its subsidiary AMT with AccessMicro.com, that provide one-stop shopping for domestic and international customers, 24 hours a day, seven days a week. McGlen's online stores feature a fun, easy to navigate interface, competitive pricing, extensive product information and powerful search capabilities.

      McGlen has grown rapidly since its inception in 1996. McGlen had net income of $59,719 and $151,507 for the years ended December 31, 1998, and 1997, respectively. Costs associated with the acquisition of AMT and the merger with Adrenalin Interactive, Inc., caused McGlen to suffer a small loss in the first two quarters of 1999. AMT had net income of $131,410 for the period ended December 31, 1998 and lost $21,500 in the first year of its operations which ended December 31, 1997.

      Since computer retailers typically have low product gross margins, McGlen's ability to regain profitability is dependent upon its ability to increase net sales. To the extent that McGlen's marketing efforts do not result in significantly higher net sales, McGlen will be materially adversely affected. There can be no assurance that sufficient revenues will be generated from the sale of its products to enable McGlen to regain profitability on a quarterly or annual basis. In view of the rapidly evolving nature of McGlen's business and its limited operating history, McGlen believes that period-to-period comparisons of its operating results, including gross profit and operating expenses as percentage of net sales, or similar results concerning AMT, are not necessarily meaningful and should not be relied upon as an indication of future performance.

      McGlen believes that the key factor affecting its long-term financial success is its ability to attract and retain customers in a cost effective manner. Currently, McGlen seeks to expand its customer base and encourage repeat buying through internal and other sales and marketing programs. Such programs include: (i) brand development, (ii) online and offline marketing and promotional campaigns, (iii) linking programs with targeted McGlen sites, (iv) personalized direct marketing programs designed to generate repeat sales from existing customers, (v) strategic alliances with Internet content providers and portal sites, and (vi) the development of a one-stop online marketplace.

      McGlen expects to experience significant fluctuations in its future operating results due to a variety of factors, many of which are outside its control. Factors that may affect its operating results include the frequency of new product releases, success of strategic alliances, mix of product sales and seasonality of sales typically experienced by retailers. Sales in the computer retail industry are significantly affected by the release of new products.

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Infrequent or delayed new product releases can negatively impact the overall growth in retail sales. Gross profit margins for hardware, software and peripheral products vary widely, with computer hardware generally having the lowest gross profit margins. While McGlen has some ability to affect its product mix through effective upselling of high margin products, its sales mix will vary from period to period and McGlen's gross margins will fluctuate accordingly.

McGlen's Results of Operations: For The Fiscal Years Ended December 31, 1998, and 1997.

      The following sets forth selected items from McGlen's statements of operations and the percentages that such items bear to net sales for the fiscal years ended December 31, 1998 ("FY98") and December 31, 1997 ("FY97").

Analysis of significant difference

                             1998    % of Sales   1997    % of Sales Difference % Difference
                           ------    ----------  ------   ---------- ---------- ------------
Net Sales                 11,525,307       100% 3,660,899       100%  7,864,408         215%
Cost of Sales              9,707,247        84% 2,991,119        82%  6,716,128         225%
Gross Profit               1,818,060        16%   669,780        18%  1,148,280         171%
Operating Expenses         1,778,646        15%   520,324        14%  1,258,322         242%
Income from operations        39,414         0%   149,456         4%   (110,042)        (74%)
Interest income (expenses)     5,105       .04%       752       .02%      4,353         579%
Other income                  15,200         0%     1,299        .0%     13,901        1170%
Net income                    59,719         1%   151,507         4%    (91,788)        (61%)

FY98 compared with FY97

            Net Sales: Net sales for the year ended December 31, 1998, increased by $7,864,408 or 215% to $11,525,307 compared to $3,660,899 for the year ended
December 31, 1997. During the last quarter of 1997, McGlen completed and introduced the McGlen.com Website, which featured and promoted products from Ingram Micro. The Ingram Micro name is more widely recognized and thus McGlen turned towards a mass market concept. Prior to this, McGlen had focused on more "niche" selling to specialty markets, primarily memory related. With the change towards the end of 1997, McGlen experienced a large spike in volume during 1998.


                                    -48-

            Cost of Sales: Cost of sales for the year ended December 31, 1998, increased by $6,716,128 or 225% to $9,707,247 compared to $2,991,119 for the year ended December 31, 1997. McGlen was able to control costs due to the ability to jump from one vendor to another based on pricing. McGlen had established negotiated rates with some vendors, such as Battery Biz, however, for the most part, McGlen relied on the bargaining power of its purchasing department which was headed by George Lee. The incremental increase corresponds to the increase in sales volume.

            Operating Expenses: Operating expenses for the year ended December 31, 1998, increased by $1,258,322 or 242% to $1,778,646 compared to $520,324 for the year ended December 31, 1997. The major components of McGlen's operating expenses are analyzed as follows:

            Advertising expenses for the year ended December 31, 1998, increased by $131,584 or 148% to $220,524 compared to $88,940 for the year ended December 31, 1997. McGlen conducted most of its advertising on the Internet, primarily through price comparison Websites. McGlen increased advertising to increase its brand name awareness. Many Websites were acquired by larger companies, which consolidated ownership and increased McGlen's advertising costs during 1998.

            Credit charge expenses for the year ended December 31, 1998, increased by $247,970 or 21 times to $259,608 compared to $11,638 for the year ended December 31, 1997.

            Shipping charges for the year ended December 31, 1998, increased by $187,712 or 114% to $352,559 compared to $164,847 for the year ended December 31, 1997. This was primarily the result of increases in the volume of purchases/sales of Ingram's products. Ingram dropships to McGlen's customers and charges McGlen for the shipping.

            Payroll for the year ended December 31, 1998, increased by $339,814 or 285% to $458,863 compared to $119,049 for the year ended December 31, 1997. This was due to increases in staffing required to meet McGlen's growth.

AMT Results of Operations For The Year Ended December 31, 1998, and 1997

            The following sets forth items from AMT's statements of operations and the percentages that such items bear to net sales for the fiscal years ended December 31, 1998 ("FY98") and December 31, 1997 ("FY97").


                                    -49-

Analysis of significant difference

                             1998    % of Sales    1997   % of Sales Difference % Difference
                           ------    ----------  ------   ---------- ---------- ------------
Net Sales                  4,634,744       100% 1,503,040       100%  3,131,704         208%
Cost of Sales              3,818,691        82% 1,150,663        77%  2,668,028         232%
Gross Profit                 816,053        18%   352,377        23%    463,676         132%
Operating Expenses           684,793        15%   373,877        25%    310,916          83%
Income from operations       131,260       2.8%  (21,500)       (1%)    152,760         710%
Interest income (expenses)       150          -         -          -        150         100%
Other income                       -          -         -          -          -         0.0%
Net income                   131,410       2.8%  (21,500)       (1%)    152,910         710%


FY98 compared with FY97

            Net Sales: Net sales for the year ended December 31, 1998, increased by $3,131,704 or 208% to $4,634,744 compared to $1,503,040 for the year ended
December 31, 1997. The increase was mainly attributed to the fact that fiscal year 1998 was the first full year that AMT had on-line purchasing ability for its customers. The Internet rendered AccessMicro.com much more visible to potential customers.

            Cost of Sales: Cost of sales for the year ended December 31, 1998, increased by $2,668,028 or 231% to $3,818,691 compared to $1,150,663 for the year ended December 31, 1997. AMT experienced an increase in the amount of laptop memory sales and sales of other products.

            Gross Profit: Gross profit ratio for the year ended December 31, 1998, decreased by 5% to 18% as compared to 23% for the first quarter of 1998. This was mainly due to the change in sales mix.
AMT sold more items lower profit margin than in 1997.

            Operating Expenses: Operating expenses for the year ended December 31, 1998 increased by $310,916 or 83% to $684,793 compared to $373,877 for the year ended December 31, 1997. The major components of AMT's operating expenses are analyzed as follows.

            Advertising expenses increased by $78,613 or 65% from $120,613 for the year ended December 31, 1997, to $199,226 for the year ended December 31, 1998, primarily due to advertising and promotional activity by AMT through

                                    -50-
the Internet. The costs of Internet advertising are typically higher than traditional print advertising previously utilized by AMT.

            Credit services increased by $31,547 or 36% from $88,354 for the year ended December 31, 1997, to $119,901 for the year ended December 31, 1998. The increase was primarily due to increases in sales volume, despite the fact that AMT was able to obtain a lower interest rate due to the increase in sales volume.

            Shipping charges increased by $137,225 or 216% from $63,359 for the year ended December 31, 1997, to $200,584 for the year ended December 31, 1998. AMT believes that this increase was in line with the increase in sales.

            Salaries and wages increased by $106,866 or 258% from $41,421 for the year ended December 31, 1997, to $148,287 for the year ended December 31, 1998. Additional staffing was required to meet AMT's milestones for continued growth and there was general wage increases at the end of 1998.

            Web development charges increased by $51,049 or 100% from nil for the year ended December 31, 1997. This was attributed to the increase in expenditures for the improvements to AMT's Website.

Consolidated McGlen and AMT Results of Operations: For the Six Months Ended June 30, 1999 and 1998

            The following sets forth selected items from the consolidated McGlen and AMT statements of operations and the percentages that such items bear to net sales for the six months ended June 30, 1999, and June 30, 1998.


                                    -51-

Period ended June 30, 1999 and 1998

                            1999     % of Sales    1998   % of Sales Difference % Difference
                          ------     ----------  ------   ---------- ---------- ------------
Net Sales                 11,854,893       100% 5,996,738       100%  5,858,155          98%
Cost of Sales              9,978,868        84% 4,786,659        80%  5,192,210         108%
Gross Profit               1,876,025        16% 1,210,080        20%    665,945          55%
Operating Expenses         1,897,998        16%   849,886        14%  1,048,112         123%
Gain/Loss from operations    (21,973)     (.19%)  360,194       6.01   (382,167)       (106%)
Interest income (expenses)                          2,793       .05%     (2,793)       (100%)
Net income                   (21,973)     (.19%)  362,987       6.05   (384,960)       (106%)


            Net Sales: Net sales are comprised of product sales, net of returns and allowances. Product sales are comprised of computer hardware, software and accessories. Net sales increased by $5,858,155 or 98% from $5,996,738 for the six months ended June 30, 1998 to $11,854,893 for the Six months ended June 30, 1999. McGlen believes that this increase was primarily a result of the successful launch of its new Website that featured Ingram Micro's products, an increased drive towards a mass marketing concept and an increase customer base and repeat purchases from existing customers.

            Cost of Sales: Cost of sales consists of the cost of the merchandise McGlen sells. Cost of sales increased $5,192,210 or 108% from $4,786,659 for the six months ended June 30, 1998, to $9,978,868 for the six months ended June 30, 1999. This increase was the result of an increase in product sales volume.

            Gross Profit: Gross profit ratio for the six months ended June 30, 1999, decreased by 4% to 16% as compared to 20% for the same period in 1998. During 1998, McGlen made an attempt to expand the market share of its products by lowering its selling price. Additionally, the decrease was attributable to sales mix of products.

            Operating Expenses: Operating expenses for the six months ending June 30, 1999, increased by $1,048,112 or 123% to $1,897,998 compared to
$849,886 for the same six month period in 1998. Major components of operating expenses are analyzed as follows.

            Credit services increased by $128,100 or 90% from $141,847 for the six months ending June 30, 1998, to $269,947 for the six months ending June 30, 1999. Credit services charges are traditionally approximately two percent of sales. McGlen considers the increase reasonable.

                                    -52-

            Shipping charges increased by $357,131 or 229% from $155,675 for the six months ending June 30, 1998, to $512,806 for the six months ending June 30, 1999. McGlen believes that the increase was in line with the increase in sales.

            Payroll increased by $260,302 or 131% from $198,515 in the first six months of 1998, to $458,816 in the first six months of 1999. Additional staffing was required to meet the goal for continued growth and there was a general wage raise at the end of the year.

            Professional services increased by $21,597 or 153% from $14,123 in first six months of 1998, to $35,720 in first six months of 1999. Telephone expenses as a percentage of sales are consistent with the prior period.

            Advertising, Sales and Marketing: Advertising, sales and marketing expenses consist primarily of fees paid to strategic partners, advertising and promotion costs, sales, marketing and customer service personnel and related expenditures, as direct selling expenses. For the six months ending June 30, 1999, advertising, sales and marketing expenses increased by $145,851 or 93% from $157,631 for the six months ended June 30, 1998, to $303,482. As a percentage of net sales, advertising, sales and marketing expense decreased from 2.63% for the six months ended June 30, 1998, to 2.56% for the six months ended June 30, 1999. The dollar increases from quarter to quarter are primarily a result of costs associated with increasing sales. McGlen intends to pursue more branding and advertising campaigns and may enter into other marketing alliances and, as a result, may experience increases in its sales and marketing expenses in future periods.

            Net Loss: As a result of the foregoing factors, McGlen incurred a net loss of $21,973 for the six months ended June 30, 1999 and a net profit of $362,987 for the six months ended June 30, 1998, respectively.

Liquidity and Capital Resources

            As of June 30, 1999, McGlen had $330,738 in cash and cash equivalents compared to $159,096 as of March 31, 1999. As of June 30, 1999, McGlen had material capital commitments consisted of $137,254 in obligations outstanding under capital leases.

            McGlen has a $1.0 million "ceiling" credit agreement with Synnex Information Systems, Inc.("Synnex"), pursuant to which Synnex may, at its option, extend credit to us from time to time to purchase from Synnex. McGlen has net terms of 30 days to pay Synnex for the products purchased. To date, McGlen has paid all obligations within 30 days and has incurred no extra expenses under this facility.

                                    -53-

All of McGlen's assets are pledged as security interest to secure this facility. As of August 9, 1999, McGlen has an outstanding balance of approximately $300,000 under this facility.

            McGlen also has a $400,000 credit agreement with Reseller Credit Corporation ("Reseller"), the asset financing company of Ingram Micro, Inc. McGlen has net terms of 30 days to pay Reseller for the products purchased. To date, McGlen has paid all notes within 30 days and has incurred no extra expenses under this facility. All of McGlen's assets are pledged as security interest to secure this facility. As of August 9, 1999, McGlen has an outstanding balance of approximately $400,000 under this facility.

            McGlen does not believe that its current cash and cash equivalents and short term investments will be sufficient to meet its anticipated cash needs for working capital and capital expenditures for the next 12 months. If available cash and cash generated from operations is insufficient to satisfy our liquidity requirements, McGlen may seek to sell additional equity or debt securities or obtain a credit facility. The sale of additional equity or convertible debt securities could result in additional dilution to McGlen's and our stockholders. There can be no assurance that financing will be available in amounts or on terms acceptable to us or McGlen, if at all.


                                    -54-

Year 2000 Compliance

            The "Year 2000 Problem" arose because many existing computer programs use only the last two digits to refer to a year. These computer programs may recognize a year that ends in "00" as the Year 1900 rather than the Year 2000. This could result in a significant disruption of operations and an inability to process certain transactions.

            McGlen's State of Readiness: McGlen (and its subsidiary) uses a significant number of computer software programs and operating systems in its internal operations, including applications used in order processing, inventory management, distribution, financial business systems and various administrative functions. To determine the effect, if any, of the Year 2000 Problem on its operations, it recently began an audit of its internal information systems in August 1999. Upon completion of this process, McGlen hopes to determine that its systems are able to correctly interpret the upcoming Year 2000 and whether principal information systems correctly define the Year 2000 and thus, determine if the Year 2000 Problem will have material impact on its systems. McGlen also intends to contact third parties in an effort to determine the extent to which the failure of these parties to timely identify and correct their own problems associated with the Year 2000 Problem may affect McGlen. The third parties include suppliers, strategic partners and key service providers (including contract warehouse and McGlen hosting service providers). This review is ongoing and will continue through the end of 1999.

            Costs Associated with the Year 2000 Problem: To date the costs incurred to conduct the review of McGlen's internal information systems and to identify the impact of the Year 2000 Problem on third parties have been immaterial and McGlen expects that the additional costs incurred to complete this review will also be immaterial. The costs McGlen will incur to address the Year 2000 Problem could increase materially if in completing the review of its internal information systems, McGlen identifies non-compliant systems which must be replaced or modified or if it identifies any other problem related to the Year 2000 Problem which must be addressed.

            Risks Associated with the Year 2000 Problem: To the extent that McGlen assessment fails to identify any non-compliant systems operated by McGlen or by third parties, the Year 2000 Problem could have a material adverse effect on McGlen's operations. Such failure could result in systems interruptions or failures including the inability to process and ship orders, to collect credit card payments and to provide effective customer service, which could cause the loss of business and customers and could subject McGlen to claims for damages. The severity of these possible problems would depend on the nature of the problem and how quickly it could be corrected or an alternate implemented, which is unknown at this time.


                                    -55-

            Contingency Plan: McGlen believes that its efforts towards Year 2000 compliance are behind schedule. McGlen will continue to monitor the need for a contingency plan based on the results of its Year 2000 compliance review once the review is completed.




































                                    -56-

Material Changes in Operations for the Six Months Ended June 30, 1999

            On March 31, 1999, McGlen completed the acquisition of AMT Component, Inc., which resulted in nearly a 100% increase in combined sale revenue. McGlen issued approximately 17.5% of its outstanding shares to the shareholders of AMT Component, Inc. McGlen also entered into an agreement to merge with us in the same period. Both the acquisition and the merger caused McGlen to expend an inordinate amount of resources on legal fees, accounting fees and consulting fees.

Forward-Looking Statements

            This report may contain forward-looking statements. Such statements are based on McGlen's and AMT's management's current expectations and are subject to a number of factors and uncertainties that could cause actual results or outcomes to differ materially from those described in such forward-looking statements. These statements address or may address the following subjects: Year 2000 readiness, results of operations, customer growth and retention; expansion of systems capacity and development of technology; losses or earnings; operating expenses, including, without limitation, marketing expense and technology and development expense; revenue growth; and international sales. We caution investors that there can be no assurance that actual results, outcomes or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors, including, among others, its limited operating history, unpredictability of future revenues and operating results, the continued growth of online commerce, risks associated with international sales, system failure and capacity constraints and competitive pressures. For further information, refer to the more specific Risk Factors and uncertainties discussed throughout this report.



              UNAUDITED PROFORMA COMBINED FINANCIAL INFORMATION

            The following unaudited pro forma consolidated financial information presents the pro forma consolidated balance sheet as of June 30, 1999 of McGlen and its subsidiaries giving effect to the acquisition of AMT Components, Inc. ("AMT") and the acquisition of McGlen by us and the pro forma effect of our sale of $1,250,000 of common stock to Escalada Investors, LLC. Also presented are the pro forma consolidated statements of operations for the year ended December 31, 1998 and the three months ended March 31, 1999.

            As a result of the Merger, McGlen's shareholders will own approximately 87.5% of the common stock of the combined entity. Accordingly, in accordance with Accounting Principles Board's Opinion No. 16 (APB 16),

                                    -57-

McGlen is deemed to be the accounting acquirer. The Pro Forma financial information reflects the reverse acquisition of us by McGlen and no goodwill has been recorded.

            In a reverse acquisition, the company whose stockholders receive the larger portion of the voting rights in the combined enterprise is deemed to be the acquiring enterprise for financial reporting purposes. Accordingly, the historical financial statements of the acquiring enterprise (McGlen) are presented as the historical financial statements of the combined enterprise and the assets and liabilities of the acquired enterprise (us) are accounted for as required by the purchase method of accounting without regard to which enterprise is the surviving enterprise. For accounting purposes, the transaction has been treated as a recapitalization of McGlen as the accounting acquirer (reverse acquisition).

            Our fiscal year ends June 30, and McGlen's year ends December 31. The pro forma financial information has been prepared based on McGlen's year end. The pro forma consolidated balance sheet combines our and McGlen's balance sheets as of June 30, 1999. The pro forma consolidated statements of operations combines the results of operations of us, McGlen and AMT for the year ended December 31, 1998 and for the six months ended June 30, 1999.

            The pro forma data is based on historical combined statements of us and McGlen and has been accounted for as a reverse acquisition of us by McGlen giving effect to the purchase method of accounting and to the assumptions and adjustments (which are believed to be reasonable) described in the accompanying notes to the unaudited pro forma consolidated financial information. In addition, the pro forma adjustments set forth in the following unaudited pro forma combined financial information are estimated and may differ from actual adjustments when they become known.

            The following unaudited pro forma consolidated financial information does not reflect certain cost savings that we believe may be realized following the Merger. Such cost savings are expected to be realized primarily through the elimination of certain overhead expenses.

            The pro forma data is provided for comparative purposes only. It does not purport to be indicative of the results that actually would have occurred if such acquisitions had been consummated on the dates indicated or that may be obtained in the future. The unaudited pro forma combined financial information should be read in conjunction with the notes thereto, the audited financial statements of McGlen and AMT for the year ended December 31, 1998 and our historical financial statements.

Unaudited Pro Forma Combined Balance Sheet
As of June 30, 1999

                                                                                                                       Proforma
                                                  McGlen & Sub     Adrenalin          Proforma          Proforma       Combined
                                                      Hist           Hist                Adj              Adj            Total
                                                  -----------------------------------------------------------------------------

CURRENT ASSETS

Cash & cash equivalents                                 196,130     134,608  (b)      1,100,000         675,000       2,105,738
Accounts receivables                                    479,061      89,595                   -                         568,656
Inventory                                               307,047           -                   -                         307,047
Costs in excess of billing                                          103,146                                             103,146
Prepaid expenses and other current assets               372,693      35,804                   -                         408,497
                                                      ---------     -------           ---------         -------       ---------

Total current assets                                  1,354,931     363,153           1,100,000         675,000       3,493,084


INVESTMENT IN AMT                                             -           -                   -                               -

PROPERTY & EQUIPMENT                                    221,054     258,827                   -                         479,881


OTHER ASSETS

Deposits                                                      -      25,465                   -                          25,465
Patents & licenses                                            -   2,196,711                   -                       2,196,711
Goodwill                                                      -           -                   -                               -
Others                                                   12,751     187,188                   -                         199,939
                                                      ---------     -------           ---------         -------       ---------

Total other assets                                       12,751   2,409,364                   -                       2,422,115

TOTAL ASSETS                                          1,588,736   3,031,344           1,100,000         675,000       6,395,080
                                                      =========   =========           =========         =======       =========

McGlen Micro & Adrenalin Merger
As of June 30, 1999

                                                                                                                       Proforma
                                                  McGlen & Sub     Adrenalin          Proforma          Proforma       Combined
                                                      Hist           Hist                Adj              Adj            Total
                                                  ------------------------------------------------------------------------------
CURRENT LIABILITIES

Accounts payable & accrued expenses                     809,147       540,075                   -                     1,349,222
Billings in excess of costs & estimated earnings              -       158,874                   -                       158,874
Notes and loans payable-current portion                       -        12,360                   -                        12,360
Due to stockholders                                           -             -                   -                             -
                                                      ---------    ----------         -----------       -------       ---------

Total current liabilities                               809,147       711,309                   -                     1,520,456

Equipment Lease                                         137,254                                                         137,254
Notes payable                                           310,000       424,253                   -                       734,253
                                                      ---------    ----------         -----------       -------       ---------

TOTAL LIABILITIES                                     1,256,401     1,135,562                   -                     2,391,963


COMMITMENTS

STOCKHOLDER'S EQUITY

Common stock                                             76,350        96,883  (a)        678,178
                                                                               (b)          8,798
                                                                                                   (c)    5,728         187,759
Additional paid in capital                              199,423    13,695,684  (a)    (12,574,963)
                                                                               (b)      1,091,202
                                                                               (d)         56,562
                                                                                                   (c)  669,272       3,815,358
Retained earnings                                        56,562   (11,896,785) (a)     11,896,785
                                                                               (d)        (56,562)                            -

                                                      ---------    ----------          ----------       -------       ---------
Total stockholders' equity                              332,335     1,895,782           1,100,000       675,000       4,003,117


TOTAL LIABILITIES & STOCKHOLDERS' EQUITY              1,588,736     3,031,344           1,100,000       675,000       6,395,080
                                                      =========    ==========          ==========       =======       =========



NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET
AS OF JUNE 30, 1999

Note 1:
     The unaudited pro-forma combined balance sheet is based on the individual consolidated balance sheets of McGlen Micro, Inc. and its wholly owned subsidiary, AMT Components, Inc(collectivley McGlen), and Adrenalin Interactive, Inc (Adrenalin) to reflect the acquisition of McGlen by Adrenalin, accounted for as a reverse acqusition of Adrenalin by McGlen; and the private placement of $2,000,000 by Adrenalin as if the transactions had taken place on June 30, 1999.


     (a) To reflect the recapitalization of McGlen as a result of the acquisition of McGlen by Adrenalin accounted for as a reverse acquisition of Adrenalin by McGlen.

     (b) Issuance of 293,255 shares of Adrenalin's $0.03 par value common stock for a proceeds of $ 1,100,000, net of estimated expenses of the offering of $ 150,000, pursuant to a common stock purchase agreement between Adrenalin and Escalade Investors, Inc. dated July 12, 1999 for $2,000,000. The investor has also received a warrant to purchase 29,325 shares at $4.843 per share, which is not included in the pro forma adjustments.

     (c) Assumed sale of 175,953 shares of common stock for proceeds of $675,000, net of estimated expenses of $75,000. In addition, the investor will receive a warrant tp purchase additional common stock at an exercise price equal to 125% of the closing bid price on the trading day prior to such funding, which has not been included in the pro forma adjustments. This assumed sale is persuant to the common stock purcahse agreement discussed in (b) above.

     (d) S. Corporations retained earnings reclassified to additional paid-in-capital

Unaudited Pro Forma Consolidated Condensed Statement of Operation
For The Six Months Ended June 30, 1999

                                          McGlen       Access                               Adrenalin
                                           Hist         Micro      Proforma        Sub         Hist         Proforma       Combined
                                          Jun-99       Mar-99        Adj          Total       Jun-99           Adj          Total
                                         ---------    ---------    --------     ----------   ---------      --------    -----------
Revenues:

Net sales                                9,969,423    1,885,468          --     11,854,891          --           --      11,854,891
Development Contracts                                                                         1,237,696                   1,237,696
Royalties                                                                                       532,666                     532,666
                                         ---------    ---------                 ----------    ---------                  ----------
                                         9,969,423    1,885,468                 11,854,891    1,770,362                  13,625,253

Cost of sales                            8,390,241    1,588,627          --      9,978,868    1,665,177          --      11,644,045

Gross profit                             1,579,182      296,841          --      1,876,023      105,185          --       1,981,208

Operating expenses                       1,571,489      326,507          --      1,897,996      443,566          --       2,341,562
                                         ---------    ---------                 ----------    ---------                  ----------

Loss before other income/ (expenses)         7,693      (29,666)         --        (21,973)    (338,381)         --        (360,354)

Total other income/(expenses)                 --           --            --           --     (1,610,071)         --      (1,610,071)

Loss before provision for income taxes       7,693      (29,666)                   (21,973)  (1,948,452)         --      (1,970,425)

Provision for income taxes                    --           --            --           --            --           --               -
                                         ---------    ---------                 ----------    ---------                  ----------
Net income                                   7,693      (29,666)                   (21,973)  (1,948,452)                 (1,970,425)
                                         =========    =========                 ==========    =========                  ==========


Earnings per share :

Basic                                                                                            (0.64)                       (0.06)
                                                                                              =========                  ==========

Fully diluted                                                                                    (0.64)                       (0.06)
                                                                                              =========                  ==========

Weighted Average Shares Outstanding :

Basic                                                                                         3,043,823              (a) 32,274,384
                                                                                              =========                  ==========

Fully diluted                                                                                 3,151,172                  32,476,568
                                                                                              =========                  ==========

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1999


Note 2:
       The Unaudited pro forma combined condensed statement of operations is based on the individual statements of McGlen Micro, Inc and its wholly owned subsidiary, AMT Components, Inc and Adrenalin Interactive, Inc. for the six months ended June 30, 1999 after giving effect to the pro forma adjustments necessary to reflect the acquisition described in Note 1 and the acquisition of AMT components, Inc by McGlen Micro, Inc on March 31, 1999, as if the acquisitions had taken place on January 1, 1999.


     (a) Includes estimated number of shares to be issued to McGlen's stockholders and number of shares issued and to be issued in connection with Adrenalin's $2,000,000 private placement.

Unaudited Pro Forma Condensed Statement of Operations
For The Year Ended December 31, 1998
                                          McGlen       Access                               Adrenalin
                                           Hist         Micro      Proforma        Sub         Hist         Proforma       Combined
                                          Dec-98       Dec-98        Adj          Total       Dec-98           Adj          Total
                                         ---------    ---------    --------     ----------   ---------      --------    -----------

REVENUE

Net sales                                11,525,307   4,634,744           -     16,160,051            -            -    16,160,051
Development contracts                             -           -           -              -    1,461,288            -     1,461,288
Royalties                                         -           -           -              -    1,063,632            -     1,063,632
                                          ---------   ---------                 ----------    ---------                  ----------

Total sales                              11,525,307   4,634,744                 16,160,051    2,524,920                  18,684,971

Cost of sales                             9,707,247   3,818,691           -     13,525,938    2,336,026            -     15,861,964
                                          ---------   ---------                 ----------    ---------                  ----------

Gross profit                              1,818,060     816,053                  2,634,113      188,894                   2,823,007

Operating expenses                        1,778,646     684,793           -      2,463,439    2,236,155            -      4,699,594
Research & Development                            -           -           -              -       35,373            -         35,373
                                          ---------   ---------                 ----------    ---------                  ----------
                                          1,778,646     684,793                  2,463,439    2,271,528                   4,734,957

Income before other income/ (expenses)       39,414     131,260           -        170,674   (2,082,634)                 (1,911,960)

Total other income/(expenses)                20,305         150           -         20,455       52,669            -         73,124

Income before provision for income taxes     59,719     131,410           -        191,129   (2,135,303)                 (1,985,084)

Provision for income taxes                    1,300       1,463 (a)  82,000         84,763       18,836                     103,599
                                          ---------   ---------                 ----------    ---------                  ----------

Net income                                   58,419     129,947                    106,366   (2,154,139)                 (2,088,683)
                                          =========   =========                 ==========   ==========                  ==========


Earnings per share :

Basic                                                                                            (0.81)                       (0.07)
                                                                                             ==========                  ==========

Fully diluted                                                                                    (0.81)                       (0.07)
                                                                                             ==========                  ==========

Weighted Average Shares Outstanding :

Basic                                                                                        2,656,035               (b) 31,760,875
                                                                                             ==========                  ==========

Fully diluted                                                                                2,843,299                   32,476,588
                                                                                             ==========                  ==========

                                      -64-

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1998


Note 3:
        The Unaudited pro forma combined condensed statement of operations is based on the individual statements of McGlen Micro, Inc and its wholly owned subsidiary, AMT Components, Inc and Adrenalin Interactive, Inc. for the tear ended December 31, 1998 after giving effect to the pro forma adjustments necessary to reflect the acquisition described in Note 1 and the acquisition of AMT components, Inc by McGlen Micro, Inc on March 31, 1999, as if the acquisitions had taken place on January 1, 1999.

        (a)adjustment to S Corporation tax provision based on an assumed effective rate of 40% to reflect tax provision for McGlen and its subsidiary as if they were a C Corporation.

        (b)Includes estimated number of shares to be issued to McGlen's stockholders and number of shares issued and to be issued in connection with Adrenalin's $2,000,000 private placement.

                            BOARD RECOMMENDATION

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE MERGER ISSUANCE.


                                PROPOSAL 2 -
                      ELECTION OF PRE-MERGER DIRECTORS

            Three directors are to be elected at the Meeting, each to hold office until the consummation of the Merger and until his respective successor is elected and qualified or, if the Merger is abandoned, until the next annual meeting of stockholders and until his respective successor is elected and qualified. (See "Proposal 3 - Election of Post-Merger Directors"). The persons named in the accompanying proxy have advised management that it is their intention to vote for the election of the following nominees as Pre-Merger Directors unless authority is withheld:

                  Jay Smith, III
                  Edward H. MacKay
                  Robert A. D. Wilson

            Management has no reason to believe that any nominee will be unable to serve. In the event that any nominee becomes unavailable, the proxies may be voted for the election of such other person or persons who may be designated by our Board of Directors.

            The following table sets forth certain information as to the persons nominated for election as Pre-Merger Directors, all of whom are presently members of our Board of Directors:

Name                             Business Experience                       Age
----                             -------------------                       ---

Jay Smith, III     Mr. Smith has been a director since February 1997.       59
                   In June 1997, Mr. Smith was appointed as our
                   President and Chief Executive Officer. From 1980 until 1997, Mr. Smith was the owner and President of Western Technologies Inc. and Smith Engineering.

Edward H. MacKay   Mr. MacKay became a director in February 1999.           65
                   Since October 1998, Mr. MacKay has been CEO of
                   Cyberdat. From 1995 to 1997, he was Executive Vice
                   President, Chief Operating Officer and Chief
                   Financial Officer of Visicom Laboratories, a developer of software and hardware for C41 applications for the U.S. Navy. From 1981 to 1995, he was Chief Executive Officer and Chairman of our Board of ATM Service Corporation, an automated teller machine service business.

Robert A.D. Wilson Mr. Wilson became a director in November 1997.           48
                   Mr. Wilson has been Chairman and majority owner of Sound Technology PLC, an electronics distribution company in the United Kingdom, since 1978. In addition, Mr. Wilson serves as Vice Chairman of Alesis Studio Electronics, Inc., an international manufacturing and marketing company for studio electronics located in California. Currently, Mr.
                   Wilson is a director of Business Link, a U.K.
                   Government sponsored initiative to new and emerging industries, and is Chairman of the British Music
                   Fairs Ltd., as well as past President of the Music Industries Association.

                          BOARD RECOMMENDATION

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
THE NOMINEES.

                              PROPOSAL 3 -
                    ELECTION OF POST-MERGER DIRECTORS

            Four directors are to be elected at the Meeting, each to hold office, effective upon the consummation of the Merger, until the next annual meeting of stockholders and until his respective successor is elected and qualified. (See "Proposal 2 - Election of Pre-Merger Directors"). The persons named in the accompanying proxy have advised management that it is their intention to vote for the election of the following nominees as Post-Merger Directors unless authority is withheld:

                  George Lee
                  Mike Chen
                  Calbert Lai
                  Peter Janssen

            Management has no reason to believe that any nominee will be unable to serve. In the event that a nominee becomes unavailable, the proxies may be voted for the election of such other persons who may be designated by our Board of Directors.

            The election of these persons as the Post-Merger Directors is a condition precedent to McGlen's obligation to consummate the Merger.

            The following table sets forth certain information as to the person nominated for election as Post-Merger Directors:


Name          Five Year Business Experience                                 Age
----          -----------------------------                                 ---
George Lee    Mr. Lee is Co-Founder and Chief Executive Officer of McGlen.   28
              Mr. Lee is responsible for capital growth, organizational growth, development of sales and marketing, and internal operations and finances at McGlen. Prior to founding McGlen, he held positions in sales at Eva Airways, and in freight forwarding at Immortal Service. Mr. Lee graduated from the University of California at Irvine in 1993 and was conferred a Bachelor of Arts in Economics.

Name          Five Year Business Experience                                 Age
----          -----------------------------                                 ---
Mike Chen     Mr. Chen is Co-Founder and Chief Technology Officer of McGlen. 26
              Mr. Chen is responsible for the development and coordination of proprietary information technology applications including the website storefront, internal logistics applications, and financial reporting tools. Prior to founding McGlen, he was an independent software programmer. Mr. Chen graduated from the University of California at Berkeley in 1995 with a degree in Electrical Engineering and Computer Science.

Calbert Lai   Mr. Lai, a 15-year veteran of Silicon Valley, is the           43
              President, Co-Founder and senior business strategist at I-Storm, an E-commerce consulting firm. In 1986, Mr. Lai became a founding partner and the Chief Executive Officer of Lai, Venuti and Lai Advertising ("LVL"), where he provided strategic marketing and consulting services for technology clients such as IBM, HP, Sun, Cisco and NEC, and helped launch many successful hi-tech products such as the Palm
              Pilot. He served in such positions until joining I-Storm. In
              1998, while serving as CEO of LVL, LVL was reorganized pursuant to Chapter 11 of the United States Bankruptcy Code.

Peter Janssen Mr. Janssen founded Peter Janssen & Associates ("PJA") in      57
              September 1995. PJA is a technology consulting firm specializing in sales marketing and channel marketing strategies. From September 1993 until September 1995, Mr
              Janssen was head of Merchandising and Marketing at Egghead Software, where he helped implement one of the first Internet retail sites, Egghead.com.



            If elected as Post-Merger Directors, Messrs. Lai and Janssen will serve as the members of our Audit Committee. BOARD RECOMMENDATION

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE
NOMINEES.

                              PROPOSAL - 4
               RATIFICATION OF PAST AND APPROVAL OF FUTURE
                  ISSUANCES TO ESCALADE INVESTORS, LLC

            In early 1999, it became apparent that we needed an infusion of capital to fund our operational obligations and payables. We undertook an extensive effort to locate sources of capital on terms and conditions favorable to us. Our need for capital increased in April, as we needed to cover the costs that we had incurred and would continue to incur in connection with the Merger. Our efforts were unsuccessful, until July 1999. On July 12, 1999, we entered into a Common Stock Purchase Agreement and certain related agreements (collectively, the "Purchase Agreement") with Escalade Investors, LLC, a Delaware limited liability company ("Escalade").

            Under the terms of the Purchase Agreement:

      o we sold 293,255 shares of our common stock to Escalade for gross proceeds of $1,2500,000 ($4.2625 per share, which was 110% of the closing price on Friday, July 9, 1999);

      o we issued to Escalade, at no additional cost, a three year warrant to purchase 29,325 shares of our common stock at an exercise price of $4.843 per share (which was 125% of the closing price on Friday, July 9, 1999);

      o Escalade agreed to purchase an additional $750,000 of our common stock upon the consummation of the Merger, at a price per share equal to 110% of the closing bid price of a share of common stock on the trading day prior to such purchase; and

      o we agreed to issue at no additional cost to Escalade upon its purchase of such $750,000 of shares an additional three year warrant covering a number of shares of our common stock equal to 10% of our common stock Escalade receives in consideration for such $750,000. This warrant will have an exercise price equal to 125% of the closing bid price of a share of our common stock on the trading day prior to such funding.

            The Purchase Agreement provides other material rights and obligations of the parties, including the following:

      o until October 10, 1999, we may redeem any of the shares we sold to Escalade, at a redemption price equal to the greater of (i) $4.901 or (ii) the closing bid price of our common stock on the trading day prior to redemption;

      o if the average closing bid price for our common stock for the two next successive 90 day periods (subject to certain adjustments) do not equal 115% and 118%, respectively, of the price paid by Escalade, we will issue additional shares ("Repricing Shares") to Escalade so that the value of the purchased shares plus the additional shares equals 115% or 118%, as applicable, of the applicable purchase price;

      o we will cause a registration statement with respect to the common stock issued to Escalade to become effective by October 10, 1999 and to stay effective for at least two years. After the registration statement becomes effective, Escalade may not sell more than 33% of the common stock it holds in any 30 day period;

     o we may not offer or sell our common stock or securities convertible into our common stock without Escalade's prior written consent until the date which is 180 days after the latter of the effective date of the above-referenced registration statement or the funding of the $750,000 (the "Restrictive Period"). Such consent is not required in connection with securities sold pursuant to the Merger, securities sold in an underwritten public offering with gross proceeds of at least $10,00,000, securities sold for an effective price per share of common stock equal to or greater than the weighted average of the price per share paid by Escalade for shares that are "restricted securities" throughout the Restrictive Period, and under certain other circumstances; and

      o we are not obligated to issue additional shares to Escalade to the extent the issuance would violate the Nasdaq rules relating to limitations on the amount of shares that can be issued without stockholder approval. However, we are required to seek such approval and if we do not obtain it, we will be obligated to redeem, at a redemption price equal to 120% of the price paid by Escalade, such number of shares of our common stock held by Escalade so that we can issue the additional shares without violating the limitations imposed by Nasdaq.

            The proceeds from the Purchase Agreement have and will continue to enable us to fund our immediate operational obligations, payables, expenses arising from the Merger, including legal and accounting fees, and other Merger related expenses. In addition, as required by the Merger Agreement, we loaned a portion of the proceeds to McGlen, as described above.

            The foregoing description of the terms of the private placement is qualified in its entirety by the terms of the Purchase Agreement, which we previously filed with the Securities and Exchange Commission.

            Under the terms of the Purchase Agreement, we are required to seek stockholder ratification of the terms of the Purchase Agreement. Failure to obtain this approval, however, will not nullify the terms of the Purchase Agreement.

            As described above, the Purchase Agreement provides for the issuance to Escalade of Repricing Shares under certain circumstances and to the issuance of additional shares upon exercise of the warrants ("Warrant Shares"). Unless our stockholders approve the issuances of Repricing Shares and Warrant Shares, however, we may be required to redeem shares of our common stock held by Escalade at a substantial premium. Specifically, Nasdaq's Marketplace Rules prohibit a Nasdaq company from issuing shares at below market prices in a private transaction to the extent that the number of shares issued equals or exceeds 20% of the number of the company's shares outstanding prior to the issuance, unless the issuances are approved by the company's stockholders. If the price of our common stock falls substantially during the repricing periods, we may be required to issue a substantial number of Repricing Shares to Escalade. These shares, together with any Warrant Shares held by Escalade, may exceed the 20% threshold. As noted above, the Purchase Agreement provides that under those circumstances and in the absence of stockholder approval, Escalade may require us to redeem from it a number of shares that it holds so that we can issue the Repricing Shares. The redemption price is to equal 120% of the price paid by Escalade for the shares being repurchased. Such redemption could substantially deplete our cash resources at a time when those resources are scarce. Stockholder approval of these issuances, on the other hand, will eliminate our need to redeem the shares.

                          BOARD RECOMMENDATION

      OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF PAST AND APPROVAL OF FUTURE ISSUANCES TO ESCALADE
INVESTORS, LLC UNDER THE PURCHASE AGREEMENT

                              PROPOSAL 5 -
               INCREASE IN THE NUMBER OF AUTHORIZED SHARES

General

            On October 4, 1999, our Board of Directors adopted resolutions recommending that the stockholders approve an amendment to our Certificate of Incorporation to increase the authorized common stock from 20 million to 50 million shares and the authorized shares of our preferred stock from 100,000 to 5 million shares (the "Authorized Shares Amendment"). The text of the Authorized Shares Amendment is attached hereto as Appendix C and is incorporated herein by this reference. The relative rights and limitations of the common and preferred stock would remain unchanged after the Authorized Shares Amendment.

Reasons for the Authorized Shares Amendment

            Our Board recommends the Authorized Shares Amendment for several reasons. We do not have sufficient authorized but unissued shares to enable us to affect the Merger Issuance. Under the terms of the Merger Agreement, we will need to issue approximately 28,000,000 shares of our common stock to the McGlen stockholders and reserve for issuance under options issued in the Merger approximately 875,000 additional shares of our common stock. At the Effective Time, there may be approximately only 16,000,000 shares of authorized but unissued shares available. Also, we will need approximately 550,000 additional shares to satisfy obligations under existing option plans and warrants and to reserve an additional 2,500,000 shares under the Long-Term Incentive Plan being proposed.

            Our Board of Directors further believes that is in our best interests to have additional authorized but unissued common and preferred shares available for issuance to meet business needs as they arise. Our Board of Directors believes that the availability of such additional shares will provide us with the flexibility to issue common and/or preferred stock for possible future financings, stock dividends or distributions, acquisitions, stock option plans or other proper corporate purposes which may be identified in the future by our Board of Directors, without the possible expense and delay of a special stockholders' meeting.

Effect of Authorized Shares Amendment

            The additional shares of common stock authorized by the Authorized Shares Amendment will be available for issuance at such times and for such corporate purposes as our Board of Directors may deem advisable, without further action by our stockholders, except as may be required by applicable law or by the rules of Nasdaq or any other stock exchange or national securities association trading system on which the securities may be listed or traded. Upon issuance, such shares will have the same rights as the outstanding shares of common stock. Holders of common stock have no preemptive rights. Our Board of Directors does not intend to issue any common stock except on terms which our Board deems to be in the best interests of us and our stockholders. Any future issuance of common stock will be subject to the rights of holders of outstanding shares of any preferred stock which we may issue in the future. No preferred stock is currently outstanding.

            Although our Board has no present intention to issue shares of common stock in the future in order to make acquisition of control of us more difficult, future issuances of common stock could have that effect. For example, the acquisition of shares of our common stock by an entity in order to acquire control of us might be discouraged through the public or private issuance of additional shares of common stock, since such issuance would dilute the stock ownership of the acquiring entity. Common stock could also be issued to existing stockholders as a dividend or privately placed with purchasers who might side with our Board in opposing a takeover bid, thus discouraging such a bid.

            The additional authorized shares of preferred stock will have such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof as are determined by our Board of Directors. Thus, if the Authorized Shares Amendment is approved, our Board of Directors would be entitled to authorize the creation and issuance of up to 5,000,000 shares of preferred stock in one or more series with such limitations and restrictions as may be determined in our Board's sole discretion, without further authorization by the stockholders. Stockholders will not have preemptive rights to subscribe for shares of preferred stock.

            It is not possible to determine the actual effect of the preferred stock on the rights of our stockholders until our Board of Directors determines the rights of the holders of a series of the preferred stock. However, such effects might include:

      o restrictions on the payment of dividends to holders of the common stock;

      o dilution of voting power to the extent that the holders of shares of preferred stock are given voting rights;

      o dilution of the equity interests and voting power if the preferred stock is convertible into common stock; and

      o restrictions upon any distribution of assets to the holders of the common stock upon liquidation or dissolution and until the satisfaction of any liquidation preference granted to the holders of preferred stock.

            Although our Board has no present intention of doing so, it could issue shares of preferred stock (within the limits imposed by applicable law) that could, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of us by means of a merger, tender offer, proxy contest or other means. When in the judgment of our Board of Directors such action would be in the best interests of the stockholders and us, the issuance of shares of preferred stock could be used to create voting or other impediments or to discourage persons seeking to gain control of us, for example, by the sale of preferred stock to purchasers favorable to our Board of Directors. In addition, our Board of Directors could authorize holders of a series of preferred stock to vote either separately as a class or with the holders of common stock, on any merger, sale or exchange of assets by us or any other extraordinary corporate transaction. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares could also be used to dilute the stock ownership of a person or entity seeking to obtain control of us should our Board of Directors consider the action of such entity or person not to be in the best interests of the stockholders and us. Such issuance of preferred stock could also have the effect of diluting the earnings per share and book value per share of the common stock held by the holders of common stock.

            While we may consider effecting an equity offering of common and/or preferred stock in the future for the purposes of raising additional working capital or otherwise, we have no agreements or understandings with any third party to effect any such offering and no assurances are given that any offering will in fact be effected.

            Stockholders will not have any appraisal rights under Delaware law in connection with the Authorized Shares Amendment.

                          BOARD RECOMMENDATION

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AUTHORIZED SHARES AMENDMENT.

                              PROPOSAL 6 -
                APPROVAL OF 1999 LONG TERM INCENTIVE PLAN

            On October 4, 1999, our Board of Directors adopted, subject to stockholder approval, the Adrenalin Interactive, Inc. 1999 Long-Term Stock Incentive Plan (the "1999 Incentive Plan"). Our Board believes that attracting, motivating and retaining highly qualified employees and consultants contributes to our growth and success and that our long-term success is enhanced by a compensation program which includes long-term incentives relating to stock ownership because such incentives encourage recipients to more closely align their interests with those of our stockholders by relating compensation to increases in stockholder value.

            The 1999 Incentive Plan provides for grants of stock options, stock appreciation rights, stock awards and cash awards to employees and consultants. The 1999 Incentive Plan is intended to replace our existing stock option plans (the "Existing Plans"). If the 1999 Incentive Plan is approved by our stockholders, authority to make further grants under the Existing Plans will terminate, although previously granted awards under the Existing Plans will remain outstanding in accordance with their terms.

            The full text of the 1999 Incentive Plan is attached to this Proxy Statement as Appendix D and is incorporated herein by reference. Principal features are described below, but such description is qualified in its entirety by reference to the text.

            General. The purpose of the 1999 Incentive Plan is to promote our long-term financial success by providing a means to attract, retain and award individuals who can and do contribute to such success. Grants of stock-based compensation under the 1999 Incentive Plan will encourage the recipients of such awards to further identify their interests with those of our stockholders.

            Eligibility. The 1999 Incentive Plan provides for the grant of awards to employees of and consultants to us and our subsidiaries selected by a committee responsible for administering the plan, subject to limitations contained in the 1999 Incentive Plan. Awards which may be granted under the 1999 Incentive Plan include stock options, including incentive stock options ("ISOs") and non-qualified stock options ("NQSOs"), stock appreciation rights ("SARs"), stock awards ("Stock Awards") and cash awards ("Cash Awards").

            No award may be granted under the 1999 Incentive Plan subsequent to the tenth anniversary of the date on which the plan is approved by our stockholders. The number of shares of our common stock ("Shares") available for issuance under the 1999 Incentive Plan may not exceed the sum of 2,500,000.

            Administration. The 1999 Incentive Plan will be administered by a committee composed of two or more non-employee directors; provided, however, that our Board of Directors may assume, at its sole discretion, administration of the plan. Among other things, the committee may authorize awards to eligible participants, specify the types, terms and conditions of such awards, permit transferability of awards to third parties, interpret the plan's provisions and administer the plan in a manner consistent with its purpose.

Types of Awards Under the Plan

            Stock Options. Stock options, including ISOs and NQSOs, may be granted by the committee on such terms, including vesting and payment terms, as it deems appropriate in its discretion; provided that the exercise price shall be not less than 100% of the fair market value of a Share on the applicable date as determined by the committee. Additional limitations are applicable to ISOs granted to holders of 10% or more of our outstanding shares. As is the case with the other types of awards available under the 1999 Incentive Plan, stock options may be granted singularly, in combination with another award(s) or in tandem whereby exercise or vesting of one award held by the participant cancels another of the participant's awards. Payment for Shares received on exercise of an option may be made in cash or by such other means as the committee may permit.

            SARs. Participants may receive, at the discretion of the committee, awards of a right to receive payment in cash, Shares or a combination equal to the excess of the aggregate market price at the time of exercise of a specified number of Shares over the aggregate exercise price of the SAR being exercised, such aggregate exercise price being based on the fair market value of a Share on the applicable date as determined by the committee.

            Stock Awards. The committee, in its discretion, may make a grant of Shares or of a right to receive Shares (or their cash equivalent or a combination of both) in the future to a participant on such terms as the committee shall determine.

            Cash Awards. The committee, in its discretion, may make a grant of a right denominated in cash or cash units to receive a payment (in cash, Shares or a combination of both) based on the attainment of pre-established performance goals and such other terms as the committee shall determine.

            Performance Goals. The committee may grant Stock Awards and Cash Awards under such terms and conditions as it deems appropriate, which may include the achievement of certain performance goals. The performance goals the committee may use in determining awards consist of cash generation targets, profits, revenue and market share targets, profitability targets as measured by return ratios, and stockholder returns. The committee may measure performance using a single goal criterion or multiple goal criteria, and such measurement may be based on our performance, business unit performance and/or performance as compared to that of other publicly-traded companies.

            Amendment and Termination. Our Board of Directors may amend, suspend or terminate the 1999 Incentive Plan at any time; provided, however, that (i) the Share limitations set forth in Sections 3(a) and 3(b) of the 1999 Incentive Plan cannot be increased and (ii) the minimum stock option and stock appreciation right exercise prices set forth in Section 2(c) of the 1999 Incentive Plan cannot be changed, unless approved by our stockholders.

            Actual Award Benefits. Actual awards under the 1999 Incentive Plan cannot be determined at this time. Such awards will depend on the criteria established from time to time by the committee.

Federal Income Tax Consequences

            The following description of Federal income tax consequences is based upon the Internal Revenue Code of 1986, as amended, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (e.g., nonresident aliens, broker dealers, or insurance companies). Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

            The grant of a stock option or SAR will create no tax consequences for the participant or us. The participant will have no taxable income upon exercising an ISO (except that the alternative minimum tax provisions of the Internal Revenue Regulations may apply), and we will not receive a deduction when the ISO is exercised. If the participant does not dispose of the shares acquired on exercise of an ISO within the two-year period beginning on the day after the grant of the ISO and within one year after the transfer of the shares to the participant, the gain or loss on a subsequent sale will be a capital gain or loss to the participant. If the participant disposes of the shares within the two-year or one-year periods described above, the participant generally will realize ordinary income and we will be entitled to a corresponding deduction. Upon exercise of an SAR or an NQSO, the participant must recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the stock on the exercise date. We will receive a corresponding deduction for the same amount.

            With respect to Stock Awards granted under the 1999 Incentive Plan, the participant must recognize ordinary income in an amount equal to the fair market value of the shares received at such time that the shares become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier.

            The tax treatment upon disposition of shares acquired under the 1999 Incentive Plan depends on how long the shares have been held. In the case of shares acquired through exercise of an option, the tax treatment will also depend on whether or not the shares were acquired by exercising an ISO. There will be no tax consequences to us upon the disposition of shares acquired under the 1999 Incentive Plan except that we may receive a deduction in the case of disposition of shares acquired under an ISO before the applicable ISO holding period has been satisfied.

            We believe that upon stockholder approval, compensation received upon the exercise of stock options thereafter granted under the 1999 Incentive Plan will qualify as "performance-based compensation," and that the compensation element related to such exercise will, therefore, be deductible under Section 162(m) of the Code.

                          BOARD RECOMMENDATION

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
APPROVAL OF THE 1999 LONG TERM INCENTIVE PLAN

                              PROPOSAL 7 -
                         APPROVAL OF NAME CHANGE

            On October 4, 1999, our Board of Directors adopted resolutions recommending that the stockholders approve an amendment to our Certificate of Incorporation changing our corporate name to McGlen Internet Group or such other name as our Board of Directors deems appropriate, effective upon consummation of the Merger. Because the principal focus of our business following the Merger will be McGlen's internet business, our Board believes that the name McGlen Internet Group will better reflect the corporate image that we will wish to publicly convey than would our current corporate name, Adrenalin Interactive, Inc. Should our Board, prior to the consummation of the Merger, conceive of another corporate name that, it the Board's view, is even more reflective of the post-Merger company, the Board wishes to have the flexibility to adopt that name.

                          BOARD RECOMMENDATION

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
APPROVAL OF THE NAME CHANGE PROPOSAL

                      INFORMATION ABOUT DIRECTORS,
                EXECUTIVE OFFICERS AND BENEFICIAL OWNERS

Meetings of our Board of Directors

            Our Board of Directors held five meetings during fiscal 1999. None of the incumbent directors attended fewer than 75% of our Board meetings and committee meetings of which he was a member. Our Board of Directors acted twelve times by unanimous written consent during fiscal 1999.

Committees of our Board of Directors

            The Audit Committee is currently comprised of Messrs. MacKay and Wilson. It is responsible for advising our Board of Directors in connection with our annual audit and meeting with our independent accountants to review our internal controls and financial management practices. The Audit Committee held one meeting in fiscal 1999.

            The Compensation Committee is currently comprised of Messrs. MacKay and Wilson. It is responsible for advising our Board of Directors in connection with determining compensation payable to officers and senior employees. The Compensation Committee held one meeting in fiscal 1999.

            Our Board of Directors does not have a Nominating Committee.

Information Relating to Executive Officers and Directors

            The following table sets forth certain information relating to our current executive officers and directors:


                                                 POSITION(S) WITH
                NAME             AGE                 ADRENALIN
                --------         ---        ---------------------------
            Jay Smith III        59       President, Chief Executive Officer,
                                          Treasurer and Director

            Michael Cartabiano   48       Vice President and Secretary

            Edward H. MacKay     65       Director

            Robert A.D. Wilson   48       Director

            Information regarding Messrs. Smith, MacKay and Wilson is provided under Proposal 2 - Election of Pre-Merger Directors.

            Mr. Cartabiano served as a consultant of our subsidiary Western Technologies, Inc., from 1994 to 1997. In February 1997, Mr. Cartabiano was appointed to manage our toy and game group. Mr. Cartabiano was appointed as our Vice President in February 1998 and as our Secretary in May 1998.

            There are no family relationships among any of our directors, nominees for directors or executive officers.

Section 16(a) Reporting Delinquencies.

            No beneficial owners of more than 10% of our issued and outstanding common stock failed to file on a timely basis any reports required to be filed by them under Section 16(a) of the Securities Exchange Act of 1934 during or with respect to fiscal 1999. The following executive officers and directors failed to file on a timely basis one or more reports required to be filed by them under Section 16(a) of the Securities Exchange Act of 1934 during or with respect to fiscal 1999:


                                                               Number of
 Name of Executive                                          Transactions not
Officer, Director or                          Number of       Reported on
  10% Beneficial    Capacity or Capacities  Reports Filed    a Timely Basis
  --------------    ----------------------  -------------    --------------
       Owner                                     Late
       -----                                     ----

Michael Cartabiano  Vice President and            1                1
                    Secretary

Edward MacKay       Director                      2                1

Thomas A. Schultz   Former Director               2                2

Robert A.D. Wilson  Director                      2                1

            As of the date hereof, we are not aware of the continued failure of any of these persons to file such required reports.

Executive Officer Compensation

            The following Summary Compensation Table sets forth the names, positions and annual compensation we paid for each of our fiscal years ended June 30, 1999, 1998 and 1997 to Jay Smith III, our President, Chief Executive Officer and Treasurer, and Michael Cartabiano, our only other executive officer or key employee whose aggregate annual compensation exceeded $100,000 during fiscal 1999:

                       Summary Compensation Table


                          Annual Compensation      Long-Term Compensation
                        ----------------------  -------------------------------
                                                 Securities         All
                         Fiscal                  Underlying        Other
Name and Position(s)      Year     Salary ($)    Options (#)   Compensation
------------------------ -------  ------------  ------------        ($)
                                                              --------------
Jay Smith III, President  1999      $149,300        --0--       $21,294 (1)
Chief Executive Officer,
Treasurer and Director
                          1998       150,000       233,333      $23,461(2)
                          1997     57,775 (3)        -0-          -0-(4)

Michael Cartabiano,       1999       130,000         333           --0--
Vice President and
Secretary
                          1998       118,240       58,333         -0-(5)
                          1997         n/a          6,333           n/a

* Figures through December 31, 1998 have been adjusted to reflect a 3-for-1 reverse stock split effected on December 29, 1998.

(1) Reflects legal fees and costs we paid in respect of the defense of a lawsuit against Mr. Smith d/b/a Smith Engineering and the reimbursement of automobile costs for Mr. Smith, but excludes $25,407 received by Mr. Smith pursuant to his license agreement with Western Technologies, Inc. ("Western") (See "Certain Relationships and Related Transactions").

(2) Reflects legal fees and costs we paid in respect of the lawsuit referred to in Note (1) above and the reimbursement of automobile costs for Mr. Smith, but excludes 143,303 received by Mr. Smith pursuant to the license agreement referred to in Note (1) above.

(3) Reflects Mr. Smith's salary from February 1997 through June 30, 1997 after our acquisition of Western.

(4) Excludes $69,928 received by Mr. Smith pursuant to the license agreement referred to in Note 1 above.

(5) Excludes $55,200 received by Mr. Cartabiano pursuant to the royalty-sharing arrangement referred to below under Certain Relationships and Related Transactions.


            The following table sets forth certain information with respect to all stock options we granted during fiscal 1999 to Messrs. Smith and Cartabiano:

                           (Individual Grants)
                           -------------------


                        Number of     % of Total
                       Securities      Options
                       Underlying     Granted to
                         Options      Employees      Exercise
                         Granted      In Fiscal        Price      Expiration
Name                       (#)           Year         ($/sh)         Date
----                       ---           ----         ------         ----
Jay Smith, III            --0--         --0--           n/a          n/a

Michael Cartabiano         333          1.56%          $1.00       1/31/04


            The following table sets forth certain information with respect to the exercise of stock options during fiscal 1999 and the value of unexercised stock options held by Messrs. Smith and Cartabiano at the end of fiscal 1999:

               Aggregated Option Exercises in Last Fiscal
              Year and Fiscal Year-End (Fye) Option Values
              --------------------------------------------

                                                                 Value of
                  Shares                 Number of              Unexercised
                 Acquired                Securities            In-the-money
                    On       Value       Underlying           Options at Fye
Name             Exercise  Realized  Unexercised Option        Exercisable/
                                                              Unexercisable ($)
----             --------  --------                         -------------------
                    (#)                    At Fye
                                       Exercisable /
                                       -------------
                                       Unexercisable
                                       -------------
Jay Smith III       n/a       n/a     145,068 / 99,098        290,136/198,196

Michael             n/a       n/a     43,721 / 21,278         105,739/51,850
Cartabiano


Director Compensation.

            We do not compensate our directors for their services to us or for attendance at meetings with cash compensation. Instead, from time to time we grant our directors shares of our common stock or options to purchase such shares. In fiscal 1999, we granted 16,666 shares to each of Thomas Schultz and Robert A.D. Wilson and we issued an option to Edward H. MacKay to purchase 25,000 shares at an exercise price of $1.50 per share.

Executive Officer Employment Contracts

            On November 1, 1997, we entered into a three-year employment agreement with Mr. Smith (the "Smith Employment Agreement"). The Smith Employment Agreement provides that he will serve as our President and Chief Executive officer and receive a base salary of $150,000 per year for his services. Mr. Smith is also entitled to receive bonuses based upon our achievement of our goals as determined by our Board of Directors. The Smith Employment Agreement also provides that Mr. Smith will devote all of his business time, attention and energy to us and will be subject to a one-year covenant not to directly compete with us after his relationship with us ends. Mr. Smith is also entitled to participate in all group health and insurance programs and other fringe benefits or retirement plans available to our other employees.

            The Smith Employment Agreement automatically terminates upon Mr. Smith's death, permanent disability or involuntary termination for cause. If Mr. Smith is terminated without cause (which is deemed to include Mr. Smith's resignation after we: (a) reduce his monthly base compensation by more than 25% other than as a result of a decrease in the compensation of all of our executive officers based upon our financial performance; (b) significantly change Mr. Smith's duties, responsibilities, authority, powers or functions; (c) require Mr. Smith to relocate to an office more than 25 miles from our current executive offices in Los Angeles; or (d) fail to perform any of our material obligations to Mr. Smith), we will be obligated to: (i) pay Mr. Smith a lump-sum payment equal to $150,000; (ii) continue to provide Mr. Smith's other employment benefits at our expense for 12 months; (iii) enter into a post-termination consulting agreement with Mr. Smith pursuant to which Mr. Smith will be required to provide no more than 10 hours of consulting services per week to us and will be entitled to receive the sum of $150 for each hour actually worked; and (iv) grant Mr. Smith a 120-day exclusive option to repurchase all of the stock of Western for Western's then net book value as reflected on our books and records.

            The Smith Employment Agreement also provided that Mr. Smith was to be awarded stock options to purchase up to 233,333 shares of our common stock at an exercise price equal to $1.875 per share. Such options have a 10-year term and become exercisable at the rate of 19,444 shares at the end of each calendar quarter of Mr. Smith's employment under the Smith Employment Agreement from and after November 1, 1997.

            It is a condition precedent to the Merger that the Smith Employment Agreement be superseded by a new employment agreement upon consummation of the Merger. See "Interests of Certain Persons in the Merger".

Security Ownership of Certain Beneficial Owners and Management

            The following table sets forth, as of September 20, 1999, the number of shares of our common stock held of record or beneficially: (i) by each person who held of record, or was known by us to own beneficially, more than 5% of the outstanding shares of our common stock; (ii) by each of the named executive officers (as such term is defined in the proxy rules); (iii) by each director;
(iv) by each nominee for director; and (v) by all of our current executive officers and directors as a group:

     Names and Address            Number of        Percent of Outstanding
    Of Beneficial Owner        Shares Owned (1)            Shares
    -------------------        ----------------
                                                     Of Common Stock (2)
                                                     -------------------
Jay Smith III                     406,095(3)                11.0%
5301 Beethoven St.
Los Angeles, CA 90066

Michael Cartabiano                43,721(4)                 1.2%
5301 Beethoven St.
Los Angeles, CA 90066

Robert A.D. Wilson                  80,843                  2.3%
Letchworth Point
Dunhams Lane
Letchworth, Hertfordshire
SG6 I ND England

Edward H. MacKay                    25,000                  0.7 %

George Lee                           -0-                    -0- %
3002 Dow Avenue
Suite 212
Tustin, CA  92780

Mike Chen                            -0-                    -0- %
3002 Dow Avenue
Suite 212
Tustin, CA  92780

Calbert Lai                          -0-                    -0- %
3002 Dow Avenue
Suite 212
Tustin, CA  92780

Paul Janssen                         -0-                    -0- %
3002 Dow Avenue
Suite 212
Tustin, CA  92780

     Names and Address                Number of       Percent of Outstanding
     Of Beneficial Owner          Shares Owned (1)            Shares
     -------------------          ----------------     Of Common Stock (2)
                                                       -------------------
Escalade Investors, LLC             322,580(5)                9.0 %
One World Trade Center
Suite 4563
New York, NY  10046

All current executive officers and  558,229(6)                14.8%
directors as a group (four persons)

* Figures through December 31, 1998 have been adjusted to reflect a 3-for-1 reverse stock split effected on December 29, 1998.

(1) Except as otherwise indicated and subject to applicable community property and similar statutes, the persons listed as beneficial owners of the shares of common stock have sole voting and dispositive power with respect of such shares.

(2) For purposes of computing the percentages, the number of shares of common stock outstanding includes shares purchasable within 60 days upon exercise of outstanding stock options, as follows: Mr. Smith (164,512), Mr. Cartabiano (43,721 shares), Mr. Wilson (16,666 shares), Mr. MacKay (25,000 shares), Escalade Investors, LLC (29,325 shares) and all executive officers and directors as a group (233,233 shares).

(3) Includes 241,583 shares of common stock owned of record by a family trust established for the benefit of Mr. Smith and his spouse and 164,512 shares purchasable within 60 days upon exercise of outstanding stock options.

(4) All of the shares of common stock beneficially owned by Mr. Cartabiano are shares purchasable within 60 days upon exercise of outstanding stock options.

(5) Includes 29,325 shares purchasable within 60 days upon exercise of an outstanding warrant.

(6) Includes 233,233 shares of common stock purchasable within 60 days upon exercise of outstanding stock options.

Certain Relationships and Related Transactions

            In February 1997, we acquired all of the issued and outstanding capital stock of Western and certain of the assets and liabilities of Smith Engineering from Jay Smith III, our President, Chief Executive officer and Treasurer, in exchange of 267,667 shares of our common stock. As a part of such acquisition, Western entered into a license agreement with Mr. Smith (the "Smith License Agreement") pursuant to which Mr. Smith granted to Western the exclusive right to use and market patents and license agreements owned by Mr. Smith and Smith Engineering. The Smith License Agreement provides that 75% of the revenues of such patents and licenses are to be retained by Western and 25% are to be retained by Mr. Smith until Mr. Smith receives the aggregate sum of $2,000,000 from such patents and licenses, after which time no further revenue is to inure to Mr. Smith and the patents and licenses will be assigned to Western. During fiscal 1999, Mr. Smith received an aggregate of $25,407 in revenues pursuant to the Smith License Agreement. During fiscal 1998, Mr. Smith received an aggregate of $143,303 in revenues pursuant to the Smith License Agreement. During fiscal 1997, Mr. Smith received an aggregate of $69,928 in revenues pursuant to the Smith License Agreement for the approximately five-month period subsequent to the date of our acquisition of Western.

            Michael Cartabiano, our Vice President and Secretary, is entitled to share in certain royalties generated by us in respect of certain products created by him pursuant to an arrangement entered into between Mr. Cartabiano and Western prior to our acquisition of Western, which arrangement has been modified and supplemented subsequent to our acquisition of Western. During fiscal 1998, Mr. Cartabiano received an aggregate of $55,200, in revenues pursuant to such arrangement. During fiscal 1999, Mr. Cartabiano did not receive any revenue pursuant to such arrangement.

            On November 18, 1997, we entered into a consulting agreement with Kayne International, Inc., a business consulting firm with which Thomas A. Schultz, a former director, is affiliated (the "Kayne Consulting Agreement"). The Kayne Consulting Agreement, which expired on December 31, 1998, provided that Adrenalin was to pay Kayne the sum of $1,500 per day plus expenses for the business consulting services rendered to Adrenalin by Mr. Schultz on behalf of Kayne. During the fiscal 1998, Adrenalin paid Kayne the sum of $163,600 in fees for the consulting services performed by Mr. Schultz under the Kayne Consulting Agreement (which sum includes the issuance date value of an aggregate of 73,333 shares of our common stock issued to Kayne on May 12, 1998 at a price equal to $1.88 per share in lieu of previously accrued but unpaid consulting fees due Kayne thereunder).

            On April 10, 1998, we entered into a consulting agreement with Robert A.D. Wilson, a director, pursuant to which Mr. Wilson agreed to provide certain consulting services to us in exchange for 8,333 shares of our Common Stock issued to Mr. Wilson at a deemed price of $1,875 per share.

            George Lee and Mike Chen, who are nominees for Post-Merger Directors, are principal stockholders of McGlen. McGlen has entered into the Agreement the Merger and certain loan transactions with Adrenalin. (See "Proposal 1-The Merger Issuance").










































                                    -90-

                          STOCKHOLDER PROPOSALS

            Any stockholder intending to submit to us a proposal for inclusion in our Proxy Statement and proxy for the 2000 Annual Meeting must submit such proposal so that it is received by us no later than July 14, 2000. Stockholder proposals should be submitted to our Secretary. No stockholder proposals were received for inclusion in this proxy statement.

                       INCORPORATION BY REFERENCE

            This Proxy Statement incorporates by reference the following sections of our Annual Report to Stockholders for the fiscal year ended June 30, 1999 (a copy of which is attached hereto as Appendix E): "Item 1. Description of Business"; "Item 2. Description of Property"; "Item 3. Legal Proceedings"; "Item
5. Market for Registrant's Common Equity and Related Stockholder Matters"; "Item
6. Management's Discussion and Analysis of Financial Condition and Results of Operations"; "Item 7. Financial Statements"; and "Item 8. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure".


            STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.


By Order of our Board of Directors


/s/ Michael Cartabiano
--------------------------
Michael Cartabiano
Secretary

                                  PROXY


                 SOLICITED BY OUR BOARD OF DIRECTORS OF
                       ADRENALIN INTERACTIVE, INC.
         FOR ANNUAL MEETING OF STOCKHOLDERS ON NOVEMBER 11, 1999

      The undersigned, revoking any previous proxies respecting the subject matter hereof, hereby appoints Jay Smith, III and Michael Cartabiano attorneys and proxies (each with power to act alone and with power of substitution) to vote all of the shares which the undersigned is entitled to vote, with all powers which the undersigned would possess if personally present at the 1999 Annual Meeting of Stockholders of Adrenalin Interactive, Inc. ("Adrenalin") to be held on November 11, 1999, at 10:00 am at the offices of Adrenalin, 5301 Beethoven Street, Los Angeles, California, and any adjournments or postponements thereof, as follows.



1. APPROVAL OF THE MERGER ISSUANCE PURSUANT TO THE MERGER BETWEEN ADRENALIN AND McGLEN MICRO, INC.:

      FOR ________AGAINST _________ WITHHOLD __________



2.    ELECTION OF PRE-MERGER DIRECTORS:

      FOR all nominees listed below (except as authority to vote for all marked to the contrary below)________.

      WITHHOLD nominees listed below ___________.

      (INSTRUCTION: To withhold authority to vote for an individual nominee, strike a line through such nominee's name in the list below.)

       JAY SMITH, III, EDWARD H. MACKAY and ROBERT A.D. WILSON



                                    -1-

3.    ELECTION OF POST-MERGER DIRECTORS:

      FOR all nominees listed below (except as authority to vote for all marked to the contrary below)___________.

      WITHHOLD nominees listed below_________.

      (INSTRUCTION: To withhold authority to vote for an individual nominee, a line through such nominee's name in the list below.)

      GEORGE LEE, MIKE CHEN, CALBERT LAI, and PETE JANSSEN



4. RATIFICATION OF PAST AND APPROVAL FUTURE ISSUANCES OF ADRENALIN'S COMMON STOCK TO ESCALADE INVESTORS, LLC UNDER THE TERMS OF THE COMMON STOCK PURCHASE AGREEMENT ENTERED INTO IN JULY 1999:

      FOR ________AGAINST _________ WITHHOLD __________



5. APPROVAL OF INCREASE IN NUMBER OF AUTHORIZED SHARES OF ADRENALIN'S COMMON STOCK FROM 20 MILLION TO 50 MILLION AND INCREASE IN NUMBER OF AUTHORIZED SHARES OF ADRENALIN'S PREFERRED STOCK FROM 100,000 TO 5 MILLION:

      FOR ________AGAINST _________ WITHHOLD __________


6. RATIFICATION AND APPROVAL OF THE ADRENALIN 1999 LONG-TERM INCENTIVE PLAN AND THE RESERVATION OF 2,500,000 SHARES OF ADRENALIN COMMON STOCK FOR ISSUANCE THEREUNDER:

      FOR ________AGAINST _________ WITHHOLD __________


                                    -2-

7. APPROVAL OF A CHANGE OF ADRENALIN'S CORPORATE NAME TO MCGLEN INTERNET GROUP OR SUCH OTHER NAME AS ADRENALIN'S BOARD OF DIRECTORS DEEMS APPROPRIATE, EFFECTIVE UPON CONSUMMATION OF THE MERGER:

      FOR ________AGAINST _________ WITHHOLD __________

8. IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


PLEASE SIGN BELOW AND RETURN THIS PROXY  PROMPTLY IN THE ENCLOSED
ENVELOPE.

      The undersigned acknowledges receipt of the Notice of 1999 Annual Meeting and the accompanying Proxy Statement.

THIS PROXY IS SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS OF ADRENALIN and when properly executed will be voted as directed herein. If no direction is given, this Proxy will be voted FOR the proposals identified above.

 -----------------------------     ------------------------------
     (Signature)                   (Signature, if held jointly)




Dated:_________, 1999

            Where stock is registered in the names of two or more persons ALL should sign. Signature(s) should correspond exactly with the name(s) as shown above. Please sign, date and return promptly in the enclosed envelope. No postage need be affixed if mailed in the United States.


                                    -3-

                     INDEX TO FINANCIAL STATEMENTS

                                                                         Page
                                                                         ----
AUDITED FINANCIAL STATEMENTS - Adrenalin Interactive, Inc.*
   Independent Auditors' Report............................................F-1
   Consolidated Balance Sheet as of June 30, 1998..........................F-2
   Consolidated Statements of Operations
      For the Years Ended June 30, 1998 and 1997...........................F-3
   Consolidated Statements of Changes in Stockholders' Equity
      For the Years Ended June 30, 1998 and 1997...........................F-4
   Consolidated Statements of Cash Flows...................................F-6
   Notes to Consolidated Financial Statements
      For the Years Ended June 30, 1998 and 1997...........................F-8

AUDITED FINANCIAL STATEMENTS - McGlen Micro, Inc.
   Independent Auditors' Report............................................F-23
   Balance Sheets as of December 31, 1998 and 1997.........................F-24
   Statements of Income For the Years Ended December 31, 1998 and 1997.....F-26
   Statements of Stockholders' Equity For the Years Ended December 31,
      1996, 1997 and 1998..................................................F-27
   Statements of Cash Flows For the Years Ended December 31, 1998 and 1997.F-28 Notes to Financial Statements For the Years Ended
      December 31, 1998 and 1997...........................................F-30

AUDITED FINANCIAL STATEMENTS - AMT Component, Inc.
   Independent Auditors' Report............................................F-37
   Balance Sheet as of December 31, 1998...................................F-38
   Statement of Income and Retained Earnings For the Year Ended
      December 31, 1998....................................................F-41
   Statement of Cash Flows For the Year Ended December 31, 1998............F-42
   Notes to Financial Statements For the Year Ended December 31, 1998......F-44

UNAUDITED FINANCIAL STATEMENTS - McGlen Micro, Inc.
   Balance Sheet as of June 30, 1999.......................................F-48
   Income Statement For the Six Month Period Ended June 30, 1999...........F-50
--------------------------
* For our audited financial statements as of and for the fiscal year ended June 30, 1999 and for the notes thereon, refer to our Annual Report on Form 10-KSB for the fiscal year ended June 30, 1999, "Item 7. Financial Statements," which is incorporated by reference herein and is included as an appendix to this Proxy Statement.

                                  -94-

                            ADRENALIN INTERACTIVE, INC.
                                  AND SUBSIDIARY

                         FOR THE YEARS ENDED JUNE 30, 1998
                                 AND JUNE 30, 1997

                           Independent Auditors' Report
                           ----------------------------



Board of Directors
Adrenalin Interactive, Inc.
Los Angeles, California

We have audited the accompanying consolidated balance sheet of Adrenalin Interactive, Inc. (formerly Wanderlust Interactive, Inc.) and subsidiary ("Company") as of June 30, 1998, and the related consolidated statements of operations, changes in shareholders' equity
and cash flows for the years ended June 30, 1998 and 1997.   These
financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Adrenalin Interactive, Inc. and subsidiary as of June 30, 1998, and the consolidated results of its operations and its consolidated cash flows for the years ended June 30, 1998 and 1997, in conformity with generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has suffered recurring losses from operations, which raises substantial doubt as to the Company's ability to continue as a going concern. Management's plans in regard to this is discussed in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Drucker Math & Whitman, P.C.
--------------------------------
DRUCKER MATH & WHITMAN, P.C.

North Brunswick, New Jersey
 Sept 22, 1998                                                               F-1

                    Adrenalin Interactive, Inc. and Subsidiary
                            Consolidated Balance Sheet
                                  June 30, 1998
                                      ASSETS
Current assets:
 Cash and cash equivalents                            $  166,363
 Common stock subscription receivable                    435,000
 Accounts receivable, net of allowance for
  doubtful accounts of $45,750                           180,704
 Costs and estimated earnings in excess
  of billings on uncompleted contracts                    15,086
 Prepaid expenses                                         74,774
                                                      ----------
    Total current assets                                 871,927
                                                      ----------
Fixed assets, net                                        329,450
                                                      ----------
Other assets:
 Patents and licenses, net of accumulated
  amortization of $779,479                             2,621,880
 Goodwill, net of accumulated amortization
  of $59,523                                           1,621,149
 License rights, advance royalty, net of
  write-off of $200,000                                  100,000
 Capitalized software                                     24,254
 Security deposits and other                              19,229
                                                      ----------
                                                       4,386,512
                                                      ----------
                                                      $5,587,889
                                                      ==========
                       LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
 Notes and loans payable, current portion             $   88,000
 Accounts payable and accrued liabilities                605,468
 Billings in excess of costs and estimated
  earnings on uncompleted contracts                       36,055
                                                      ----------
     Total current liabilities                           729,523
                                                      ----------
Notes and loans payable, non-current portion             397,130
                                                      ----------
Due to officer/shareholder                                55,935
                                                      ----------
     Total liabilities                                 1,182,588
                                                      ----------
Commitments and contingencies
Shareholders' equity:
 Preferred stock, $.01 par value;
  authorized, 100,000 shares;
  issued and outstanding, none                               -
 Common stock, $.01 par value;
  authorized, 20,000,000 shares;
  issued and outstanding, 8,691,061                       86,911
 Additional paid-in capital                           13,469,441
 Accumulated deficit                                 ( 9,151,051)
                                                      ----------
     Total shareholders' equity                        4,405,301
                                                      ----------
                                                      $5,587,889
                                                      ==========
                  See notes to consolidated financial statements.            F-2

                    Adrenalin Interactive, Inc. and Subsidiary

                       Consolidated Statements of Operations


                                       For the year ended June 30,
                                       ---------------------------
                                          1998              1997
                                          ----              ----

Revenues:
 Product sales                          $      -        $  288,820
 Development contracts                   1,886,497         613,887
 Royalties                                 870,201         601,713
                                        ----------      ----------

                                         2,756,698       1,504,420
                                        ----------      ----------
Expenses:
 Cost of product sales                         -           143,264
 Cost of development contracts           1,533,917         716,280
 Research and development                  152,126       2,062,739
 Selling, general and administrative     2,367,973       2,413,834
 Depreciation and amortization             931,014         691,785
 Interest expense (income), net             60,663     (    37,086)
                                        ----------      ----------
                                         5,045,693       5,990,816
                                        ----------      ----------
Loss before income taxes               ( 2,288,995)    ( 4,486,396)

Income taxes                                18,836             -
                                        ----------      ----------

Net loss                               ($2,307,831)    ($4,486,396)
                                        ==========      ==========

Per share information:
 Basic:
  Net loss per share                   ($     0.37)    ($     1.07)
                                        ==========      ==========
  Weighted average shares outstanding    6,317,411       4,175,058
                                        ==========      ==========
 Diluted:
  Net loss per share                   ($     0.37)    ($     1.07)
                                        ==========      ==========
  Weighted average shares outstanding    6,317,411       4,175,058
                                        ==========      ==========







                  See notes to consolidated financial statements.            F-3

                    Adrenalin Interactive, Inc. and Subsidiary

            Consolidated Statements of Changes in Shareholders' Equity
                    For the years ended June 30, 1998 and 1997

                                           Additional                  Total
                         Common stock        paid-in   Accumulated shareholders'
                       Shares     Amount     capital     deficit       equity
                       ------     ------     -------     -------       ------

Balances,
June 30, 1996        3,763,719   $37,637  $ 7,216,348  ($2,356,824)  $4,897,161

February 1997,
 issued for
 acquisition
 of Western            800,000     8,000    3,992,000                 4,000,000
February 1997,
 issued in settlement
 of accounts payable     2,350        23        4,677                     4,700
February 1997,
 issued for services     8,000        80       15,920                    16,000
May 1997, issued
 in exchange for
 convertible
 debentures            404,159     4,042      238,458                   242,500
May 1997, issued
 for extension
 of due date of
 debentures             13,000       130        7,670                     7,800
June 1997, issued
 in connection with
 contract settlement    50,000       500       29,500                    30,000
Net loss for the
 year ended
 June 30, 1997                                         ( 4,486,396) ( 4,486,396)
                     ---------   -------  -----------   ----------   ----------

Balances,
 June 30, 1997       5,041,228   $50,412  $11,504,573  ($6,843,220)  $4,711,765
                     =========   =======  ===========   ==========   ==========
















                                    (Continued)                             F-4

                    Adrenalin Interactive, Inc. and Subsidiary
            Consolidated Statements of Changes in Shareholders' Equity

                                           Additional                  Total
                           Common stock     paid-in   Accumulated  shareholders'
                        Shares    Amount     capital    deficit       equity
                        ------    ------     -------    -------       ------
Balances,
 June 30, 1997       5,041,228   $50,412   $11,504,573  ($6,843,220) $4,711,765
Sept 1997, issued
 in exchange for
 convertible
 debentures            135,415     1,354        79,896                   81,250
October 1997,          285,000     2,850       168,150                  171,000
 issued for capital
 raising services                             (171,000)                (171,000)
November 1997, issued
 in exchange for
 convertible
 debentures            135,414     1,354        79,896                   81,250
November 1997,
 issued in settlement
 of accounts payable    50,000       500        29,500                   30,000
March 1998,
 issued in settlement
 of note payable       117,532     1,175        59,372                   60,547
March 1998, issued
 for services          150,000     1,500        75,751                   77,251
May 1998, issued
 for services          319,000     3,190       196,185                  199,375
May 1998, issued
 in exchange for
 convertible
 debentures            199,620     1,997       100,503                  102,500
May 1998, issued
 in settlement of
 accounts payable      332,852     3,329       206,794                  210,123
June 1998, issued
 for services          100,000     1,000        99,000                  100,000
Issued for cash,
 common stock and
 300,000 warrants    1,200,000    12,000       588,000                  600,000
Costs related to
 issuance of common
 stock and warrants                          ( 202,075)               ( 202,075)
Common stock
 subscription
 receivable            625,000     6,250       493,750                  500,000
Costs related to
 common stock
 subscription
 receivable                                  (  65,000)               (  65,000)
Issued 180,000 options
 for services                                  226,146                  226,146
Issued 900,000 warrants                        396,808                  396,808
 for capital
 raising services                            ( 396,808)               ( 396,808)
Net loss for the year
 ended June 30, 1998                                    ( 2,307,831) (2,307,831)
                     ---------   -------   -----------   ----------  ----------
Balances,
June 30, 1998        8,691,061   $86,911   $13,469,441  ($9,151,051) $4,405,301
                     =========   =======   ===========   ==========  ==========
                                                                             F-5

                  See notes to consolidated financial statements.

                    Adrenalin Interactive, Inc. and Subsidiary

                       Consolidated Statements of Cash Flows

                                      For the year ended June 30,
                                      ---------------------------
                                          1998           1997
                                          ----           ----

Cash flows from operating activities:

Net loss                               ($2,307,831)  ($4,486,396)

Adjustments to reconcile net loss
 to net cash used in operating
 activities:
  Write-off of fixed assets                    -         100,000
  Write-off of license rights              100,000       100,000
  Amortization                             542,871       371,815
  Depreciation                             288,143       319,970
  Loss on disposal of fixed assets         250,669        29,718
  Allowance for doubtful accounts           22,250           -
  Common stock issued for services         376,625        16,000
  Common stock issued in connection
   with contract settlement                    -          30,000
  Options issued for services              226,146           -
Change in:
  Accounts receivable                       34,027   (    68,641)
  Costs and estimated earnings in
   excess of billings on uncompleted
   contracts                                 5,514        49,202
  Prepaid expenses                     (    50,274)        7,300
  Other assets                              36,722        52,937
  Accounts payable and accrued
   liabilities                             101,363   (    70,126)
  Billings in excess of costs and
   estimated earnings on uncompleted
   contracts                           (    94,230)  (    13,664)
                                        ----------    ----------

Net cash used in operating activities  (   468,005)  ( 3,561,885)
                                        ----------    ----------

Cash flows from investing activities:

  Purchase of fixed assets             (    22,463)  (   536,234)
  Advances to subsidiary,
   prior to acquisition                        -     (   387,500)
  Capitalized software                         -     (    99,938)
  Cash acquired from subsidiary                -          13,908
                                        ----------    ----------

Net cash used in investing activities  (    22,463)  ( 1,009,764)
                                        ----------    ----------
                                    (Continued)                             F-6

                    Adrenalin Interactive, Inc. and Subsidiary

                                      For the year ended June 30,
                                      ---------------------------
                                          1998           1997
                                          ----           ----
Cash flows from financing
 activities:

  Issuance of common stock and
   warrants, net of costs of
   issuance                            $  397,927    $      -
  Payments on notes and loans
   payable                            ( 1,234,004)  (    56,548)
  Proceeds from notes and loans         1,291,512           -
  Payments on due to officer,
   net of interest accrued            (    27,365)  (    36,700)
                                       ----------    ----------

Net cash provided by (used in)
 financing activities                     428,070   (    93,248)
                                       ----------    ----------

Decrease in cash and cash equivalents (    62,398)  ( 4,664,897)

Cash and cash equivalents,
 beginning                                228,761     4,893,658
                                       ----------    ----------

Cash and cash equivalents, ending      $  166,363    $  228,761
                                       ==========    ==========


Cash paid during the year for:

 Interest                              $   61,073    $    61,075
                                       ==========    ===========
 Income taxes                          $   32,633    $       800
                                       ==========    ===========


Noncash investing and financing activities: See Note 21.











                  See notes to consolidated financial statements.            F-7

                        Adrenalin Interactive, Inc. and Subsidiary
                        Notes to Consolidated Financial Statements
                        For the years ended June 30, 1998 and 1997

1.    Summary of significant accounting policies and business activity:

      Business activity and basis of presentation:

      The consolidated financial statements of Adrenalin Interactive, Inc.(formerly Wanderlust Interactive, Inc.) and subsidiary ("Company") include the accounts of Adrenalin Interactive, Inc.(formerly Wanderlust Interactive, Inc.) ("Adrenalin"), its wholly-owned subsidiary, Western Technologies, Inc. ("Western"), and certain assets and certain liabilities of Smith Engineering ("SE"), which was a sole proprietorship prior to the acquisition discussed in Note 3. Intercompany transactions and balances have been eliminated. The Company is located in Los Angeles, California.

      Adrenalin is engaged in the creation, development, publishing, marketing and selling of interactive multimedia software entertainment titles on CD-ROM for personal computers.

      Western is engaged in the invention and development (including engineering and software development) of electronic designs, technology, and software, principally for toys and electronic games. Western licenses or sells inventions, designs, and software to independent manufacturers and publishers. Such manufacturers and publishers generally pay advance royalties or development fees and may pay additional royalties based on products sold. Western also provides product development services to manufacturers. SE is inactive at June 30, 1998.

      The Company's customers are concentrated in the toy and electronic entertainment industries. These industries are characterized by rapid changes in technology and customer preferences.

      Use of estimates:

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Cash and cash equivalents:

      The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

                                                                             F-8

                        Adrenalin Interactive, Inc. and Subsidiary
                        Notes to Consolidated Financial Statements
                        For the years ended June 30, 1998 and 1997

1.    Summary of significant accounting policies and business activity
      (continued):

      Concentration of credit risk:

      Financial instruments which subject the Company to concentrations of credit risk consist of temporary cash investments and accounts receivable. The Company places its temporary cash investments with high quality financial institutions. At times, the Company's cash balances with these institutions exceed the current insured amount under the Federal Deposit Insurance Corporation. Accounts receivable are primarily from development contracts. The Company reviews its accounts receivable monthly and provides allowances for potential uncollectible accounts.

      Fixed assets:

      Fixed assets consist primarily of computers, leasehold improvements and furniture, and are stated at cost. Amortization of leasehold improvements is provided on a straight-line basis over the shorter of the estimated useful lives of the improvements or the life of the lease. Depreciation is provided on a straight-line basis over the estimated useful lives of the related assets.

      Patents and licenses:

      The Company amortizes patents and licenses over their estimated useful lives. The Company revised its estimate of the useful lives during the fiscal year ended June 30, 1998 from four years to eight years. For the year ended June 30, 1998 the effect of applying the new estimated life was to reduce amortization expense by $425,170, and to decrease net loss by $425,170, and net loss per share by $0.07.

      Goodwill:

      Goodwill represents the excess of cost over the fair value of assets acquired and is amortized using the straight-line method over 40 years. The Company assesses the recoverability of its goodwill, and whenever continued adverse events or changes in circumstances indicate impairment, a write-off will be recorded. Based on the relatively short interval since the Company's business combination with Western, the Company believes no material impairment of goodwill exists at June 30, 1998.

      Capitalized software:

      Capitalized software consists of salaries and other costs incurred to develop software from the time technical feasibility is established thru the date the product is ready for sale. Amortization begins when the software is available for general release and is calculated on a product-by-product basis using the faster of the straight-line method over the estimated useful life or based on expected units of sale. Amortization expense was $75,684 for the year ended June 30, 1998 and nil for the year ended June 30, 1997.
                                                                             F-9

                        Adrenalin Interactive, Inc. and Subsidiary
                        Notes to Consolidated Financial Statements
                        For the years ended June 30, 1998 and 1997

1.    Summary of significant accounting policies and business activity
      (continued):

      Development contract revenue and cost recognition:

      Revenues from fixed-price and modified fixed-price development contracts are recognized on the percentage-of-completion method measured by the percentage that costs incurred to date bear to total estimated costs.

      A contract is considered complete when all costs, except insignificant items, have been incurred.

      Contract costs include all direct labor, subcontractor and other costs and those indirect costs related to contract performance, such as indirect salaries, employee benefits, insurance, and payroll taxes.

      Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, customer acceptance of work done, technological developments and estimated profitability may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

      The asset, "Costs and estimated earnings in excess of billings on uncompleted contracts", represents revenues recognized in excess of amounts billed. The liability, "Billings in excess of costs and estimated earnings on uncompleted contracts", represents billings in excess of revenues recognized.

      Royalty revenue:

      Royalties earned by the Company as a result of development contracts are generally reported by the licensees on a calendar quarter basis. The Company recognizes such royalty revenue when received. Royalties earned by the Company as a result of its publishing segment are recognized as earned.

      Income (loss) per share:

      Basic income (loss) per share is computed by dividing net income (loss) available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted income (loss) per share is computed as above while giving effect to all potential common shares (but not giving effect to securities that would have an antidilutive effect, as would occur in loss years) that were outstanding during the period.


                                                                            F-10

                        Adrenalin Interactive, Inc. and Subsidiary
                        Notes to Consolidated Financial Statements
                        For the years ended June 30, 1998 and 1997

2.    Going concern:

      The accompanying consolidated financial statements have been prepared on a going concern basis which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The Company has suffered recurring losses from operations which raises substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amount of liabilities that might be necessary should the Company be unable to continue in existence. Continuation of the Company as a going concern is dependent on achieving profitable operations. Management's plans to achieve profitability include developing new products, obtaining new customers, and continuation of a cost cutting program started during fiscal year 1997. Management also plans to obtain additional investment capital .

3.    Acquisition:

      On February 4, 1997, Adrenalin closed on an acquisition agreement between Adrenalin, Western, SE and Mr. Jay Smith, III ("Mr. Smith"). The agreement provided for the sale of 100% of the outstanding shares of stock of Western and certain assets and certain liabilities of SE in exchange for 800,000 shares of the Company's common stock. As part of the acquisition, a license agreement was entered into between Western and Mr. Smith in which Mr. Smith granted to Western the exclusive right to use and market patents and license agreements owned by Mr. Smith. The license agreement provides that 75% of the revenues from such patents and licenses will be retained by Western and 25% will be retained by Mr. Smith until Mr. Smith receives an aggregate revenue from such patents and licenses of $2,000,000, at which time no further revenue will inure to Mr. Smith.

      The business combination has been accounted for using the purchase method. The results of operations of Western for the period from February 4, 1997 thru June 30, 1997 are included in the Company's statements of operations and cash flows for the year ended June 30, 1997.

      The cost of the acquired enterprise was $5,082,000. 800,000 shares of common stock with an assigned value of $5 each were issued.

      Acquired goodwill is being amortized over forty years using the straight-line method.









                                                                            F-11

                        Adrenalin Interactive, Inc. and Subsidiary
                        Notes to Consolidated Financial Statements
                        For the years ended June 30, 1998 and 1997

4.    Accounts receivable:
                                                June 30, 1998
                                                -------------
     Completed contracts                         $    25,000
     Contracts in progress                            95,000
     Other                                           106,454
                                                 -----------
                                                     226,454
     Less allowance for doubtful accounts             45,750
                                                 -----------
                                                 $   180,704
                                                 ===========

5.    Billings in excess of costs and estimated earnings on uncompleted contracts:
                                                 June 30, 1998
                                                 -------------
      Costs incurred                               $  980,632
      Estimated earnings                              560,399
                                                   ----------
                                                    1,541,031
      Less billings to date                       ( 1,562,000)
                                                   ----------

                                                  ($   20,969)
                                                   ==========
      Included in the accompanying consolidated balance sheet under the following:

      Costs and estimated earnings
      in excess of billings on
      uncompleted contracts                       $   15,086
      Billings in excess of costs
      and estimated earnings on
      uncompleted contracts                      (    36,055)
                                                  ----------

                                                 ($   20,969)


6.    Fixed assets, net:
                                                June 30, 1998
                                                -------------
    Computers                                     $1,208,053
    Furniture                                        102,046
    Leasehold improvements                            15,994
                                                  ----------
                                                   1,326,093
      Less accumulated depreciation
     and amortization                                996,643
                                                  ----------
                                                  $  329,450
                                                  ==========
                                                                            F-12

                        Adrenalin Interactive, Inc. and Subsidiary
                        Notes to Consolidated Financial Statements
                        For the years ended June 30, 1998 and 1997

7.    Notes and loans payable:
                                                            June 30, 1998
                                                            -------------

      Unsecured note payable, due July, 1999.
      Paid in monthly installments of $1,000
      plus accrued interest at 12%.                              $ 13,130

      Unsecured note payable, due January 30, 2000.
      Interest only (at prime plus 3.5%)
      is payable monthly.  Prime was 8.5%
      at June 30, 1998.  Personally guaranteed
      by an officer/shareholder and his wife and
      secured by a Second Trust Deed on the
      officer/shareholder's residence.                            396,000

      Loan payable to financial institution, due
      on demand.  Interest accrues at 24%.
      Secured by a blanket lien on all assets
      of the Company.                                              76,000
                                                               ----------
                                                                  485,130

      Current portion                                              88,000
                                                               ----------
                                                                 $397,130
                                                               ==========
8.    Convertible debentures:

      In May, 1995, the Company issued units consisting of convertible debentures and common stock. An aggregate of $507,500 of debentures payable and 465,374 shares of common stock were issued to various investors in exchange for $1,015,000. The debentures bear interest at the rate of 8% (payable annually), and were due in May, 1997. The Company initially offered the debenture holders two options in lieu of payment: 1) Conversion into shares of common stock at the rate of $0.60 per share or, 2) extend the due date for one year in exchange for 200
      shares of common stock for each $1,000 so extended.   As of June 30,
      1997, 404,159 shares of common stock were issued in exchange for $242,500 of convertible debentures, and 13,000 shares were issued to extend the due date of $65,000 of convertible debentures. During the year ended June 30, 1998, 470,451 shares of common stock were issued in exchange for $265,000 of convertible debentures, and accrued interest thereon. At June 30, 1998, no convertible debentures were outstanding.

9.    Due to officer/shareholder:

      This loan is payable to Mr. Smith in the face amount of $53,347 plus accumulated interest of $2,588. Interest accrues at 10% and is payable annually. The principal is due in February, 2002.

                                                                            F-13

                        Adrenalin Interactive, Inc. and Subsidiary
                        Notes to Consolidated Financial Statements
                        For the years ended June 30, 1998 and 1997

10.   Stock options:

      In the fiscal year ended June 30, 1995, the Company adopted the 1995 Stock Option Plan ("95 Plan"). In September, 1995, the Company amended the 95 Plan. The 95 Plan provides for the granting of options to purchase up to 360,000 shares of common stock at an exercise price equal to the fair market value of the common stock (110% of fair market value for a holder of in excess of 10%) on the date of the grant. No options have been exercised to date.

      95 Plan activity during the year ended June 30, 1997 follows:

                                                            Average
                                              Shares         Price
                                              ------         -----
      Outstanding at beginning of year         360,000        $3.03
      Granted                                  164,509         2.22
      Exercised                                    -             -
      Forfeited                                204,988         2.88
                                               -------        -----
      Outstanding at end of year               319,521        $2.06
                                               =======        =====
      Options exercisable at June 30, 1997      67,605        $1.99
                                               =======        =====
      Weighted average remaining
       contractual life, years                     3.9
                                               =======
      95 Plan activity during the year ended June 30, 1998 follows:

                                                            Average
                                              Shares         Price
                                              ------         -----
      Outstanding at beginning of year         319,521        $2.06
      Granted                                  240,500         0.53
      Exercised                                    -            -
      Forfeited                                315,021         2.08
                                               -------        -----
      Outstanding at end of year               245,000         0.53
                                               =======        =====
      Options exercisable at June 30, 1998      81,025        $0.53
                                               =======        =====
      Weighted average remaining
       contractual life, years                     4.6
                                               =======
      Options outstanding at June 30, 1998:

                                              Shares         Price
                                              ------         -----
                                              175,000        $0.47
                                               60,000         0.63
                                               10,000         1.09
                                              -------
                                              245,000
                                              =======
                                                                            F-14

                        Adrenalin Interactive, Inc. and Subsidiary
                        Notes to Consolidated Financial Statements
                        For the years ended June 30, 1998 and 1997

10.   Stock options (continued):

      In July, 1996, the Company adopted the 1996 Stock Option Plan ("96 Plan"). The 96 Plan provides for the granting of options to purchase up to 360,000 shares of common stock at an exercise price equal to the fair market value of the common stock (110% of fair market value for a holder of in excess of 10%) on the date of the grant. No options have been exercised to date.
      96 Plan activity during the year ended June 30, 1997 follows:
                                                             Average
                                              Shares          Price
                                              ------          -----
      Outstanding at beginning of year              -              -
      Granted                                   209,000        $ 2.72
      Exercised                                     -              -
      Forfeited                                  90,750          4.48
                                               --------        ------
      Outstanding at end of year                118,250        $ 1.36
                                               ========        ======
      Options exercisable at June 30, 1997       15,312        $0.625
                                               ========        ======
      Weighted average remaining
       contractual life, years                      4.4
                                               ========
      96 Plan activity during the year ended June 30, 1998 follows:
                                                             Average
                                              Shares          Price
                                              ------          -----
      Outstanding at beginning of year          118,250        $ 1.36
      Granted                                       -              -
      Exercised                                     -              -
      Forfeited                                  77,750          1.75
                                               --------        ------
      Outstanding at end of year                 40,500        $ 0.63
                                               ========        ======
      Options exercisable at June 30, 1998       13,500        $ 0.63
                                               ========        ======
      Weighted average remaining
       contractual life, years                      3.6
                                               ========
      Options outstanding at June 30, 1998:    Shares          Price
                                               ------          -----
                                                40,500        $ 0.63
                                               =======        ======
      During the fiscal year ended June 30, 1997, the Company granted non-plan options as follows: 40,000 at exercise price of $5.00 plus 55,000 at exercise price of $.625. During the fiscal year ended June 30, 1998, the Company granted non-plan options as follows: 835,000 at exercise price of $0.63 plus 25,000 at exercise price of $0.40. No options have been exercised to date.

11.   Accounting for stock based compensation:

      During the year ending June 30, 1997, the Company adopted the disclosure-only provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123"). Accordingly,
      no compensation cost has been recognized in the consolidated financial statements for the employee stock options issued.
                                Page 121 of 303                            F-15

                        Adrenalin Interactive, Inc. and Subsidiary
                        Notes to Consolidated Financial Statements
                        For the years ended June 30, 1998 and 1997

11.   Accounting for stock based compensation (continued):

      Had compensation cost for the Company's employee stock option plans been recognized based on the fair value at the grant date for awards consistent with the provisions of SFAS 123, the Company's net loss and loss per share would have been as indicated below:
                                               Year ended       Year ended
                                              June 30, 1998    June 30, 1997
                                              -------------    -------------
      Net loss - as reported                     $2,307,831       $4,486,396
      Net loss - pro forma                       $2,445,099       $4,755,851
      Loss per share - as reported                    $0.37            $1.07
      Loss per share - pro forma                      $0.39            $1.13

      For the years ended June 30, 1998 and 1997, respectively, the fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions used for grants: expected volatility of 209% and 120%; risk-free interest rate of 6.0% and 6.0%; and expected lives of 6.4 and 4.5 years.

12.   Commitments and contingencies:

      Commitments:

      On June 30, 1997, the Company entered into a settlement agreement with a former officer. The agreement provides for the cancellation of an employment agreement and cancellation of options to purchase 200,000 shares of common stock. The former officer was issued 50,000 shares of common stock which were valued at $30,000 and recorded as a charge in the consolidated statement of operations. The Company also entered into a one year consulting agreement with the former officer, providing for compensation of $60,000.

      In February, 1997, the Company entered into a three year employment agreement with an officer providing for base salary of $150,000 per year.

      In May, 1995, the Company entered into a four year nonexclusive license agreement with Metro-Goldwyn-Mayer Inc., ("MGM") which provides for use of the "Pink Panther" character. The agreement was amended in May of 1996, and the Company paid $300,000 as a nonrefundable advance royalty, to be applied to future royalties. The agreement provides for payment of the greater of a percentage royalty on wholesale prices or an absolute minimum per unit sold. The agreement also provides for the shipment of minimum copies by certain due dates. Failure to ship such minimum copies may cause termination of the agreement. The agreement grants MGM a right of first negotiation and last refusal in regards to distribution of the licensed products. MGM also has the right to approve, at its sole discretion, the Company's software titles that contain the "Pink Panther" character.

                        Adrenalin Interactive, Inc. and Subsidiary
                        Notes to Consolidated Financial Statements
                        For the years ended June 30, 1998 and 1997

12.   Commitments and contingencies (continued):

      Commitments (continued):

      The Company wrote off $100,000 of the advance royalty in each of the years ended June 30, 1998 and 1997, as a result of weaker than expected sales of the licensed product.

      The Company is obligated under a lease agreement for office space in Los Angeles, California. Minimum monthly payments of $14,600 are due through January 31, 1999. The lease provides for two one-year renewal options. Future minimum rental commitments under the lease is $102,200 for the year ended June 30, 1999. Rent expense for the fiscal years ended June 30, 1998 and 1997 was $208,566 and $151,813, respectively.

      The Company leases computer equipment under several operating leases that are substantially similar. These leases have expiration dates from fiscal years ending 1999 to 2002. Future minimum lease payments are:
      1999, $52,711; 2000, $11,012; 2001, $6,691; 2002,$3,387.

      In October 1997, the Company entered into an agreement with a business consulting firm. The agreement provides for a monthly fee of $10,000. The Company may terminate the agreement upon 30 days written notice.

      Contingencies:

      In connection with the acquisition discussed in Note 3, the Company acquired Western, certain assets and liabilities of SE, and certain rights from Mr. Smith. Prior to the acquisition, SE entered into a contract with GT Interactive Software Corp. ("GT") to produce a software title named "Vampire". A dispute has arisen between GT and SE whereby SE, having spent over $700,000 of its own funds on changing requirements to meet GT demands, seeks reimbursement of those funds and GT, having failed to receive a complete project, is seeking the return of $645,000, funds which GT advanced to SE. The acquisition agreement specifically provides that the Company has no obligation with respect to GT. During the fiscal year ended June 30, 1998, the Company (as the alleged successor of SE) received a letter from GT requesting payment for the
      Vampire project.   The Company responded to GT stating it is not
      responsible for any payment because the acquisition agreement does not provide for the Company to acquire any of the rights to the Vampire project, nor is the Company the successor to SE. In December, 1997 GT filed and served a lawsuit against Mr. Smith and SE. No lawsuit has been brought by GT against the Company to date. The Company believes it has meritorious defenses against any claims, if a lawsuit against the Company is commenced, and intends to vigorously defend itself. The Company has agreed to pay the legal fees related to the lawsuit against Mr. Smith and SE.

                        Adrenalin Interactive, Inc. and Subsidiary
                        Notes to Consolidated Financial Statements
                        For the years ended June 30, 1998 and 1997

12.   Commitments and contingencies(continued):

      Contingencies (continued):

      The Company had entered into an agreement with BMG Music, d/b/a/ BMG Entertainment ("BMG") to distribute certain of its software titles in the United States ("BMG Agreement"). BMG and the Company reached a settlement of this agreement on June 11, 1997 ("BMG Settlement") which provided in pertinent part, that: (a) BMG agreed to pay the Company $175,000 and (b) for the BMG Releasees (as such term is defined in the BMG Settlement) to release the Company from any obligations to BMG. In connection with the BMG Agreement, the Company acquired services from Sonopress in the amount of $62,500. The Company believes Sonopress is affiliated with BMG and the Company obtained a release against this obligation pursuant to the BMG Settlement. On September 17, 1997, the Company received a letter from Sonopress' counsel requesting payment of $62,500. The Company believes, pursuant to the terms of the BMG Settlement, that it is released from this obligation. To date, no lawsuit has been brought by Sonopress against the Company. There is no assurance that Sonopress may not have a valid claim against the Company. The Company believes it has meritorious defenses, and if a lawsuit is commenced, intends to vigorously defend itself.

      In October 1995, Western entered into an agreement to develop software for certain games ("Games") for Banpresto Co. Ltd. ("Banpresto"). This agreement was related to an agreement Banpresto entered into with Sony Interactive Entertainment, Inc. ("Sony") related to the Games. Computer hardware and software ("Tools") were delivered by Sony to Western, for use in developing the Games. Banpresto alleges it paid Sony for the Tools. Western developed the Games, and Sony disapproved them. In December 1996, Banpresto and Western agreed to terminate their prior agreement. The terms of the settlement included a $200,000 payment to Western from Banpresto, and the return of the Tools to Banpresto upon written authorization from Sony. Since December of 1997, Banpresto has threatened to sue Western for failure to return the Tools, and demanded either the Tools, or $322,000, representing the cost of such Tools, per Banpresto. Western responded to Banpresto stating that it is willing to return the Tools, but may only do so with Sony's written authorization. To date, no lawsuit has been brought against the Company. The Company believes it has meritorious defenses, and if a lawsuit is commenced, intends to vigorously defend itself.

      On October 6, 1997, the Company entered into an agreement with an investment banking firm. The agreement provided for the Company to pay a retainer fee of 36,000 shares of common stock for the first quarter and 30,000 shares for each subsequent quarter. In November 1997, the Company terminated the agreement. In June 1998, the investment banking firm sent a letter demanding 30,000 shares of common stock pursuant to their agreement. The Company responded stating that the investment banking firm was not entitled to the common stock, and that the investment banking firm misrepresented themselves to the Company.

                                                                            F-18

                        Adrenalin Interactive, Inc. and Subsidiary
                        Notes to Consolidated Financial Statements
                        For the years ended June 30, 1998 and 1997

12.   Commitments and contingencies(continued):

      Contingencies (continued):

      To date, no lawsuit has been brought against the Company. The Company believes it has meritorious defenses, and if a lawsuit is commenced, intends to vigorously defend itself.

13.   Initial public offering:

      In March and April, 1996, the Company closed an initial public offering of common stock and redeemable warrants. A total of 1,395,000 shares of common stock and 2,415,000 redeemable warrants were issued. The redeemable warrants are exercisable at any time during a three year period ending March 20, 1999 at an exercise price of $7.00 per share. The redeemable warrants include an option whereby, under certain conditions, the Company can redeem the warrants.

      In connection with the initial public offering, the investment banker received, for nominal consideration, five year warrants to purchase 130,000 shares of common stock and 210,000 redeemable warrants. These warrants are exercisable at any time during a four year period ending March 20, 2001 for $6.00 per share of common stock and $.30 per redeemable warrant.

14.   Bridge financing:

      On December 29, 1995 the Company completed a private offering of 343,746 shares of common stock and 515,624 redeemable warrants for an aggregate consideration of $378,750. Persuant to their terms, the redeemable warrants were automatically converted into an equal number of warrants bearing the same rights as those discussed in Note 13, "Initial public offering".

15.   Related party transactions:

      During the year ended June 30, 1998, the Company incurred $45,830 of legal fees and disbursements to a law firm. For the year ended June 30, 1997, legal fees and disbursements of $175,888 were incurred to the same law firm. A partner in that firm was an officer/shareholder/director, and is currently a shareholder.

      In May, 1998, the Company issued 220,000 shares of common stock at a deemed price of $.625 to a business consulting firm with which a director of the Company is affiliated and 25,000 shares of common stock to another director in consideration of consulting services.

                        Adrenalin Interactive, Inc. and Subsidiary
                        Notes to Consolidated Financial Statements
                        For the years ended June 30, 1998 and 1997

16.   Income taxes:

      For income tax purposes, as of June 30, 1998 the Company has deferred start-up costs and a net operating loss carryforward approximating the financial accounting net loss since inception. The start-up costs are being amortized over five years commencing during the third quarter of fiscal 1997. The net operating loss carryforward will expire in 2012. These items result in a deferred tax asset of approximately $3,000,000. However, a valuation reserve has been recorded for the full amount due to the uncertainty of realization of the deferred tax asset.

17.   Business segment information and foreign revenue:

      The Company's operations have been classified into two business segments: publishing and development contracts. Prior to the Company's acquisition of Western, it operated as a publisher. For the fiscal year ended June 30, 1997 information regarding development contracts is for the five months ended June 30, 1997.

      For the fiscal year ended June 30, 1997:
                                           Development
                           Publishing       contracts       Total
                           ----------       ---------       -----

      Revenues              $   747,000     $   757,000   $ 1,504,000
      Operating loss          3,557,000         929,000     4,486,000
      Total assets            1,063,000       5,360,000     6,423,000
      Depreciation and
       amortization             235,000         457,000       692,000
      Capital expenditures      524,000          12,000       536,000

      For the fiscal year ended June 30, 1998:
                                           Development
                           Publishing       contracts       Total
                           ----------       ---------       -----

      Revenues              $   460,000     $ 2,300,000   $ 2,760,000
      Operating loss          1,620,000         670,000     2,290,000
      Total assets              820,000       4,765,000     5,585,000
      Depreciation and
       amortization             305,000         625,000       930,000
      Capital expenditures          -            20,000        20,000

      Foreign royalties for the fiscal year ended June 30, 1998 and 1997 were $518,000 and $458,000, respectively.

18.   Emergence from development stage:

      During the third quarter of fiscal year end June 30, 1997, the Company no longer considered itself to be in the development stage. Prior thereto, the Company was considered to be in the development stage as either planned principal operations had not commenced, or such operations had commenced, but no significant revenue was derived therefrom.

                        Adrenalin Interactive, Inc. and Subsidiary
                        Notes to Consolidated Financial Statements
                        For the years ended June 30, 1998 and 1997

19.   Concentration of credit risk and major customers:

      The Company deals with a relatively small number of customers which account for the majority of revenues and receivables.

                               % of Revenues          % of Receivables
                           Year ended June 30,        As of June 30,
                           -------------------        --------------
                             1998       1997               1998
                             ----       ----               ----

      Customer "A"             27%        10%                11%
      Customer "B"             25%         -                 41%
      Customer "C"              -         35%                 -
      Customer "D"              -         11%                 -

20.   Private offering and warrants issued:

      During the fiscal year ended June 30, 1998, the Company effected a private offering of 1,200,000 shares of stock and 300,000 warrants for aggregate consideration, (net of expenses) of $397,927. The warrants are exercisable at $1.25 per share, and expire one year from the date of issuance.

      During the fiscal year ended June 30, 1998, the following warrants, exercisable upon issuance, were issued for capital raising services:

      50,000 exercisable at $1.25 per share, expiring January 14, 2001 500,000 exercisable at $0.25 per share, expiring December 31, 2004 350,000 exercisable at $0.625 per share, expiring December 31, 2004

      These warrants were valued using the Black Scholes pricing model (see
      Note 11 for assumptions) which resulted in a valuation of $396,808.

21.   Supplemental disclosure of noncash investing and financing activities:

      During fiscal year ended June 30, 1997:

      See Note 3 regarding acquisition.
      See Note 8 regarding convertible debentures converted.
      2,350 shares issued in settlement of $4,700 of accounts payable. 13,000 shares issued for extension of due date of debentures.

      During fiscal year ended June 30, 1998:

      See Note 8 regarding convertible debentures converted.
      470,451 shares issued in exchange for $265,000 of convertible debentures. 382,852 shares issued in settlement of $240,123 of accounts payable. 117,532 shares issued in settlement of $60,547 of notes payable.
      569,000 shares issued for consulting services.

      On June 30, 1998, subscription agreements for an aggregate of 625,000 shares of common stock were executed. Net proceeds were received in July, 1998 in the amount of $435,000.
                                                                            F-21

                        Adrenalin Interactive, Inc. and Subsidiary
                        Notes to Consolidated Financial Statements
                        For the years ended June 30, 1998 and 1997

22.   Pro forma information (unaudited):

      Supplemental pro forma information for the year ended June 30, 1997, as if the acquisition had occurred at the beginning of the fiscal year:

      Proforma revenue                                     $3,092,000
      Proforma net (loss)                                 ($5,780,000)
      Proforma (loss) per share                                ($1.24)

                       INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders of McGlen Micro, Inc.
Tustin, California


We have audited the accompanying balance sheets of McGlen Micro, Inc. (a California corporation) as of December 31, 1998 and 1997, and the related statements of income, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of McGlen Micro, Inc. as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

/s/ Singer Lewak Greenbaum & Goldstein LLP
------------------------------------------
SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Santa Ana, California
April 14, 1999 (except for Notes 9 and 10, for which the dates are April 30 and April 28, 1999, respectively)

================================================================================
                                     ASSETS

                                                          1998           1997
                                                    ----------     ----------

Current assets
   Cash and cash equivalents                        $   436,692    $   213,108
   Accounts receivable                                  350,048        257,473
   Inventory, net of reserves of $7,608 in 1998
      and $0 in 1997                                    115,184         66,138
   Prepaid expenses and other current assets              8,112              -
                                                          -----              -

        Total current assets                            910,036        536,719
                                                        -------        -------

Property and equipment
   Machinery and equipment                               35,186          3,992
   Office furniture                                      20,347         11,592
                                                         ------         ------
                                                         55,533         15,584
   Less accumulated depreciation                         13,783          7,469
                                                         ------          -----

        Total property and equipment                     41,750          8,115
                                                         ------          -----

Other assets
   Deposits                                             148,189          2,565
   Organization costs, net of amortization of $800 in
      1998 and $500 in 1997                                 700          1,000
                                                            ---          -----

        Total other assets                              148,889          3,565
                                                        -------          -----









            Total assets                            $ 1,100,675    $   548,399
                                                    ===========    ===========

                                                              McGLEN MICRO, INC.
                                                                 BALANCE SHEETS
                                                              As of December 31,
================================================================================

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                          1998           1997
                                                    ----------     ----------

Current liabilities
   Accounts payable                                 $   610,429    $   333,400
   Accrued expenses                                      78,873         28,083
   Income taxes payable                                     863          1,764
   Due to stockholders                                        -         24,061
                                                        -------        -------

        Total current liabilities                       690,165        387,308

Notes payable                                           200,000              -
                                                        -------        -------

        Total liabilities                               890,165        387,308
                                                        -------        -------

Commitments

Stockholders' equity
   Common stock, $0.003 par value; 50,000,000
      shares authorized, 20,000,000 shares
      issued and outstanding                             60,000         60,000
   Common stock to be issued                             75,000              -
   Retained earnings                                     75,510        101,091
                                                         ------        -------

        Total stockholders' equity                      210,510        161,091
                                                        -------        -------












       Total liabilities and stockholders' equity   $ 1,100,675    $   548,399
                                                    ===========    ===========

                                                              McGLEN MICRO, INC.
                                                            STATEMENTS OF INCOME
                                                For the Years Ended December 31,
================================================================================

                                                 1998                1997
                                       -------------------- --------------------
                                                     % of                % of
                                                      Net                 Net
                                            Amount    Sales     Amount    Sales
                                            ------    -----     ------    -----

Net sales                               $11,525,307   100.0 $ 3,660,899   100.0

Cost of sales                             9,707,247    84.2   2,991,119    81.7
                                          ---------    ----   ---------    ----

Gross profit                              1,818,060    15.8     669,780    18.3

Operating expenses                        1,778,646    15.4     520,324    14.2
                                          ---------    ----     -------    ----

Income before other income (expense)         39,414     0.4     149,456     4.1
                                             ------     ---     -------     ---

Other income (expense)
   Miscellaneous income                      15,200     0.1       1,299       -
   Interest income                            5,390       -         769       -
   Interest expense                            (285)      -         (17)      -
                                             ------     ---     -------     ---

      Total other income (expense)           20,305     0.2       2,051       -
                                             ------     ---     -------     ---

Income before provision for income taxes     59,719     0.5     151,507     4.1

Provision for income taxes                    1,300       -       2,460       -
                                             ------     ---     -------     ---

Net income                              $    58,419     0.5 $   149,047     4.1
                                        ===========     === ===========     ===

Earnings Per Share:

   Basic                                $      .003         $      .007
                                        ===========         ===========

   Fully diluted                        $      .003         $      .007
                                        ===========         ===========

Weighted Average Shares Outstanding:

   Basic                                 20,000,000          20,000,000
                                        ===========         ===========

   Fully diluted                         20,010,274          20,000,000
                                        ===========         ===========

   The accompanying notes are an integral part of these financial statements.

                                                                            F-26

                                                              McGLEN MICRO, INC.
                                              STATEMENTS OF STOCKHOLDERS' EQUITY
                                                For the Years Ended December 31,
================================================================================

                                        Common Stock
                             -------------------------------          Total
                             Number Of           To Be   Retained  Stockholders'
                                Shares    Amount Issued  Earnings     Equity
                                ------    ------ ------  --------     ------

BALANCE - December 31, 1996  20,000,000 $60,000  $    -  $  5,544  $  65,544

Distributions to stockholders      -          -       -   (53,500)   (53,500)

Net income for the year ended
   December 31, 1997               -          -       -   149,047    149,047
                                   -          -       -   -------    -------

BALANCE - December 31, 1997  20,000,000  60,000       -   101,091    161,091

Distributions to stockholders      -          -       -   (84,000)   (84,000)

Common stock to be issued          -          -   75,000        -     75,000

Net income for the year ended
   December 31, 1998               -          -       -    58,419     58,419
                                   -          -       -    ------     ------

BALANCE - December 31, 1998  20,000,000 $60,000  $75,000 $ 75,510   $210,510
                             ========== ======== ======= ========   ========







   The accompanying notes are an integral part of these financial statements.

                                                             McGLEN MICRO, INC.
                                                       STATEMENTS OF CASH FLOWS
                                               For the Years Ended December 31,
================================================================================

                                                         1998           1997
                                                   ----------     ----------

Cash flows from operating activities
   Cash received from customers                    $11,432,732    $ 3,440,143
   Cash paid to suppliers and employees            (11,279,242)    (3,237,884)
   Miscellaneous income                                 15,200          1,299
   Interest income                                       5,390            769
   Interest paid                                          (285)           (17)
   Income taxes paid                                    (2,201)          (696)
                                                   -----------    -----------

      Net cash provided by operating activities        171,594        203,614
                                                   -----------    -----------

Cash flows from investing activities
   Purchase of property and equipment                  (39,949)        (3,992)
                                                   -----------    -----------

Cash flows from financing activities
   Net (payments) borrowings on due to stockholders    (24,061)         6,737
   Distributions to stockholders                       (84,000)       (53,500)
   Principal borrowings on notes payable               200,000              -
                                                   -----------    -----------

      Net cash provided by (used in) financing
        activities                                      91,939       (46,763)
                                                   -----------    -----------
Net increase in cash and cash equivalents              223,584        152,859

Cash and cash equivalents - beginning of year          213,108         60,249
                                                   -----------    -----------

Cash and cash equivalents - end of year            $   436,692    $   213,108
                                                   ===========    ===========


   The accompanying notes are an integral part of these financial statements.

                                                             McGLEN MICRO, INC.
                                           STATEMENTS OF CASH FLOWS (Continued)
                                               For the Years Ended December 31,
================================================================================

                                                         1998           1997
                                                     --------       --------

Reconciliation of net income to net cash provided
   by operating activities
      Net income                                     $  58,419      $ 149,047
      Non-cash items included in net income
        Reserves for inventory                           7,608              -
        Amortization                                       300            300
        Depreciation                                     6,314          6,310
        Legal expenses                                  75,000              -
      (Increase) decrease in
        Accounts receivable                            (92,575)      (220,756)
        Inventory                                      (56,654)       (66,138)
        Prepaid expenses and other current assets       (8,112)             -
        Deposits                                      (145,624)         1,222
      Increase (decrease) in
        Accounts payable                               277,029        308,693
        Accrued expenses                                50,790         23,172
        Income taxes payable                              (901)         1,764
                                                     ---------      ---------

          Net cash provided by operating activities  $ 171,594      $ 203,614
                                                     =========      ========


Supplemental schedule of non-cash financing activities
   Common stock to be issued in lieu of fees
      for professional services                      $  75,000      $       -
                                                     =========      ========




   The accompanying notes are an integral part of these financial statements.
                                                                            F-29

                                                             McGLEN MICRO, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                                              December 31, 1998
================================================================================

NOTE 1 - BUSINESS ACTIVITY

         McGlen Micro, Inc., a California S-corporation was organized September 20, 1996. The Company is engaged in providing an on-line internet web site selling computer components and peripherals to customers worldwide. They extend credit only to government and educational institutions.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Fair Value of Financial Instruments

         The Company measures its financial assets and liabilities in accordance with generally accepted accounting principles. For certain of the Company's financial instruments, including cash and cash equivalents, accounts receivable, and accounts payable and accrued expenses, the carrying amounts approximate fair value due to their short maturities. The amounts shown for long-term debt also approximate fair value due to current interest rates offered to the Company for long-term debt and capital lease obligations of similar maturities are substantially the same.

         Cash and Cash Equivalents

         Cash and cash equivalents include highly liquid debt instruments that consist of time deposits with financial institutions. Cash equivalents are stated at cost plus accrued interest, which approximates market value.

         Inventory

         Inventory consists primarily of finished goods and is valued at the lower of cost or market. Cost is determined principally by a first-in, first-out method assumption.

         Property and Equipment

         Property and equipment are stated at cost. The Company provides for depreciation using the straight-line and accelerated methods over the estimated useful lives of the various classes of property, as follows:

              Machinery and equipment                           5 years
              Office furniture                             5 to 7 years

                                                             McGLEN MICRO, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                                              December 31, 1998
================================================================================

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         Property and Equipment (Continued)

         Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

         Organization Costs

         Organization costs are being amortized using the straight-line method over the estimated useful life of 60 months.

         Revenue Recognition

         The Company recognizes revenue upon shipment of goods.

         Accounting for the Impairment of Long-Lived Assets

         The Company adopted Statement of Financial Accounting Standards 121, "Accounting for the Impairment of Long-Lived Assets for Long-Lived Assets to be Disposed of" ("SFAS 121"). SFAS 121 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. Management has determined that there is no impairment of long-lived or intangible assets as of December 31, 1998.

         Income Taxes

         The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Accordingly, results of operations of the Company for the year ended December 31, 1998 are reported, as allowable, on the stockholders' federal income tax returns. Therefore, no federal income tax expense or benefit has been recorded in the accompanying Statement of Income. Similarly, the Company elected to be treated as an S Corporation for California franchise tax purposes. The provision for income taxes in the accompanying Statement of Income represents the state franchise tax applied to S Corporations at a tax rate of 1.5% for the year ended December 31, 1998.

         Advertising Expense

         Advertising expenses are charged to expense as incurred. Advertising expense for the year ended December 31, 1998 and 1997 were $220,524 and $88,940, respectively.

                                                             McGLEN MICRO, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                                              December 31, 1998
================================================================================

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         Net Income per Share

         The Company calculates earnings per share in accordance with Statement of Financial Accounting Standards No. 128 - "Earnings Per Share" ("SFAS 128"). SFAS 128 replaced the presentation of primary and fully diluted earnings per share with the presentation of basic and diluted earnings per share. Basic earnings per share excludes dilution and is calculated by dividing income available to common stockholders by the weighted-average number of common shares outstanding for the period. Diluted earnings per share includes the potential dilutive effects that could occur if securities or other contracts to issue common stock were exercised or converted into common stock that would then share in the earnings of the Company.

         Recently Issued Accounting Pronouncements

         SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," is effective for financial statements with fiscal years beginning after June 15, 1999. SFAS No. 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The Company does not expect adoption of SFAS No. 133 to have a material effect, if any, on its financial position or results of operations.

         SFAS No. 134, "Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise," is effective for financial statements with the first fiscal quarter beginning after December 15, 1998. The Company does not expect adoption of SFAS No. 134 to have a material effect, if any, on its financial position or results of operations.

        SFAS No. 135, "Rescission of FASB Statement No. 75 and Technical Corrections," is effective for financial statements with fiscal years beginning February 1999. This statement is not applicable to the Company.


NOTE 3 - CONCENTRATIONS OF RISK

         Cash

         As of December 31, 1998 and 1997, the Company maintained deposits totaling $307,195 and $186,681, respectively, with certain financial institutions in excess of federally insured amounts.

                                                             McGLEN MICRO, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                                              December 31, 1998
================================================================================

NOTE 3 - CONCENTRATIONS OF RISK (Continued)

         Customers

         The Company extends credit to its customers. Collateral generally is not required. Credit losses are provided for in the financial statements based on management's evaluation of historical and current industry trends. Although the Company expects to collect amounts due, actual collections may differ from estimated amounts.

         No one customer accounted for 10% of net sales or accounts receivable as of December 31, 1998.

         Suppliers

         For the year ended December 31, 1998, one vendor represented 75% of total purchases.

         For the year ended December 31, 1997, one vendor represented 31% of total purchases.


NOTE 4 - DUE TO STOCKHOLDERS

         During the year ended December 31, 1997, the stockholders made non-interest bearing advances to the Company. As of December 31, 1997, the balance was $24,061. This balance was paid in full in January 1998.


NOTE 5 - NOTES PAYABLE

         As of December 31, 1998, the Company had notes payable to two individuals totaling $200,000. The notes bear interest at 5% and mature January 2000. The notes each contain an option to convert $10,000 of the note into 10,000 shares of common stock.


NOTE 6 - LINE OF CREDIT

         In November 1998, the Company entered into an agreement with a bank for a revolving line of credit in the amount of $50,000, with interest at the bank's reference rate (7.75% as of December 31, 1998) plus 2.625%. As of December 31, 1998, the Company had not utilized the line. The line of credit matures November 1999 and is renewed annually based upon bank review.

                                                             McGLEN MICRO, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                                              December 31, 1998
================================================================================

NOTE 7 - COMMITMENTS

         The Company leases office and warehouse facilities and autos under operating leases requiring minimum monthly payments of $4,365. The auto leases expire through September 2001 and the office and warehouse lease expires April 2003. Rent expense for office and warehouse facilities was $39,748 and $20,766 for the years ended December 31, 1998 and 1997, respectively.

         The following is a schedule by years of future minimum rental payments under those operating leases that have an initial or remaining non-cancelable lease term in excess of one year as of December 31, 1998:

    Year ending December 31,
                            1999                          $    50,205
                            2000                               52,005
                            2001                               48,635
                            2002                               47,781
                            2003                               14,060
                                                               ------

        Total                                               $ 212,686
                                                            =========

NOTE 8 - YEAR 2000

         The Company is conducting a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 Issue and is developing a remediation plan to resolve the Issue.

         The Issue is whether computer systems will properly recognize date-sensitive information when the year changes to 2000. Systems that do not properly recognize such information could generate erroneous data or cause a system to fail. The Company is dependent on computer processing in the conduct of its business activities.

         Because the Company has not completed its review of the computer systems, management is unable to estimate the cost of making the systems Year 2000 compliant.


NOTE 9 - STOCKHOLDERS' EQUITY

         Legal Expenses

         The Company agreed to issued 75,000 shares (pre 10 for 1 split) of its common stock for legal services rendered through December 31, 1998.

                                                             McGLEN MICRO, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                                              December 31, 1998
================================================================================

NOTE 9 - STOCKHOLDERS' EQUITY (Continued)

         Stock Split

         On May 1, 1998, the Board of Directors approved a 33.33 for 1 stock split followed by a 10 for 1 split on April 30, 1999. All per share data has been retroactively restated.


NOTE 10 - SUBSEQUENT EVENTS

         Purchase of Business

         The Company acquired all assets and assumed all liabilities of Access Micro, Inc., on March 15, 1999. The Company agreed to issue 450,000 (pre-split) of its shares of common stock. The agreement also provides for the issuance of an additional 255,000 shares if the Company's common stock is not publicly traded by May 31, 2000.

         Merger

         On April 28, 1999, the Company entered into an agreement to merge with Adrenalin Interactive, Inc., a publicly held company, in a transaction to be accounted for as a reverse acquisition of Adrenalin by the Company. As a result of the merger, the Company's stockholders will own approximately 87.5% of the combined company.

         In addition, in connection with the merger agreement, the Company may conduct a private placement of equity or debt securities prior to the closing.

         Conversion of Notes Payable into Common Stock

         On February 19, 1999, notes payable amounting to $20,000 were converted into 20,000 shares (pre-split) of the Company's common stock.

         Stock Option Plan

         On February 23, 1999, the stockholders of the Company adopted its 1999 stock option plan, which provides for the granting to officers, key employees and consultants an option to acquire stock. In connection with the plan, the Company has reserved 200,000 shares (pre-split) of its common stock for issuance upon the exercise of stock options.

         The Company issued an aggregate of 174,500 shares (pre-split) of its common stock in connection with the exercise of options for cash of $1,745 or for a per share price of $0.10 per share.

                                                             McGLEN MICRO, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                                              December 31, 1998
================================================================================

NOTE 10 - SUBSEQUENT EVENTS (Continued)

         Employment Contract

         On January 13, 1999, the Company entered into an employment contract with one of its officers which expires January 13, 2000. The agreement calls for a minimum base salary and provides for certain expense allowances. In addition, the agreement provides for a bonus based on the "net profits" of the Company as defined.

                       INDEPENDENT AUDITORS' REPORT



To the Stockholders
AMT Component, Inc. (dba Access Micro Technology and RAM Warehouse) Irvine, California


We have audited the accompanying balance sheet of AMT Component, Inc. (dba Access Micro Technology and RAM Warehouse) as of December 31, 1998, and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AMT Component, Inc. (dba Access Micro Technology and RAM Warehouse) as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ Singer Lewak Greenbaum & Goldstein LLP
------------------------------------------

SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Santa Ana, California
June 22, 1999


                                                                            F-37

================================================================================
                                     ASSETS


Current assets
   Cash and cash equivalents                       $    83,071
   Accounts receivable, net of allowance for
      doubtful accounts of $7,000                       83,170
   Inventory                                            89,614
                                                   -----------

        Total current assets                                      $   255,855

Property and equipment
   Machinery and equipment                              29,101
   Auto                                                  7,300
   Furniture and fixtures                                5,758
                                                   -----------
                                                        42,159
   Less accumulated depreciation                        10,057
                                                   -----------
        Total property and equipment                                   32,102

Other assets
   Deposits                                                             9,490
                                                                  -----------















            Total assets                                          $   297,447
                                                                  ===========




                                                                            F-38

                                                            AMT COMPONENT, INC.
                                                                  BALANCE SHEET
                                                        As of December 31, 1998
================================================================================


                      LIABILITIES AND STOCKHOLDERS' EQUITY


Current liabilities
   Accounts payable                                $   127,178
   Accrued expenses                                     27,808
   Income tax payable                                      663
                                                   -----------

        Total current liabilities                                 $   155,649

Note payable                                                           17,000
                                                                  -----------
        Total liabilities                                             172,649

Commitments

Stockholders' equity
   Common stock, $1 par value;
      1,000,000 shares authorized,
      10,000 shares issued and outstanding              10,000
   Additional paid-in capital                           45,784
   Retained earnings                                    69,014
                                                   -----------

        Total stockholders' equity                                    124,798
                                                                  -----------













            Total liabilities and stockholders' equity            $   297,447
                                                                  ===========




   The accompanying notes are an integral part of these financial statements.

                                                            AMT COMPONENT, INC.
                                      STATEMENT OF INCOME AND RETAINED EARNINGS
                                           For the Year Ended December 31, 1998
================================================================================


                                                                       % of
                                                         Amount        Net Sales
                                                         ------        ---------

Net sales                                            $4,634,744         100.0

Cost of sales                                         3,818,691          82.4
                                                     ----------      --------

Gross profit                                            816,053          17.6

Operating expenses                                      684,793          14.8
                                                     ----------      --------

Income before other income                              131,260           2.8

Interest income                                             150             -
                                                     ----------      --------

Income before provision for income taxes                131,410           2.8

Provision for income taxes                                1,463             -
                                                     ----------      --------

Net income                                              129,947           2.8
                                                                     ========

Accumulated deficit - beginning of year                 (51,933)

Distributions to stockholders                             9,000
                                                     ----------
Retained earnings - end of year                      $   69,014
                                                     ==========

Earnings Per Share:

   Basic                                             $     9.95
                                                     ==========

   Fully diluted                                     $     9.95
                                                     ==========

Weighted Average Shares Outstanding:

   Basic                                                 10,000
                                                     ==========
   Fully diluted                                         10,000
                                                     ==========




   The accompanying notes are an integral part of these financial statements.

                                                                            F-40

                                                            AMT COMPONENT, INC.
                                                        STATEMENT OF CASH FLOWS
                                           For the Year Ended December 31, 1998
================================================================================


Cash flows from operating activities
   Cash received from customers                                    $ 4,571,574
   Cash paid to suppliers and employees                             (4,536,351)
   Interest received                                                       150
   Income taxes paid                                                      (800)
                                                                   -----------

      Net cash provided by operating activities                         34,573
                                                                   -----------

Cash flows from investing activity
   Purchase of property and equipment                                   (3,109)
                                                                   -----------
Cash flows from financing activities
   Principal borrowings on note payable                                 17,000
   Contribution of capital                                              34,500
   Distributions to stockholders                                        (9,000)
                                                                   -----------

      Net cash provided by financing activities                         42,500
                                                                   -----------

Net increase in cash and cash equivalents                               73,964

Cash and cash equivalents - beginning of year                            9,107
                                                                   -----------

Cash and cash equivalents - end of year                            $    83,071
                                                                   ===========




   The accompanying notes are an integral part of these financial statements.

                                                                            F-41

                                                            AMT COMPONENT, INC.
                                            STATEMENT OF CASH FLOWS (Continued)
                                           For the Year Ended December 31, 1998
================================================================================


Reconciliation of net income to net cash provided by operating activities
 Net income                                                          $ 129,947
 Adjustments to reconcile net income to net cash provided
    by operating activities
        Provision for doubtful accounts                                  7,000
        Depreciation                                                     8,962
        (Increase) in
          Accounts receivable                                          (63,170)
          Inventory                                                    (69,614)
          Deposits                                                      (9,490)
        Increase in
          Accounts payable                                               7,178
          Accrued expenses                                              23,097
          Income tax payable                                               663
                                                                   -----------

            Net cash provided by operating activities              $    34,573
                                                                   ===========


Supplemental schedule of non-cash investing and financing activities During the year ended December 31, 1998, the majority stockholder contributed $750 of property and equipment to the Company to be included with additional paid-in capital.

   During the year ended December 31, 1998, the majority stockholder contributed
      $31,000 of property and equipment to the Company representing repayment of the note receivable-stockholder.






   The accompanying notes are an integral part of these financial statements.

                                                            AMT COMPONENT, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                                              December 31, 1998
================================================================================


NOTE 1 - BUSINESS ACTIVITY

         AMT Component, Inc. (dba Access Micro Technology and RAM Warehouse), a California S-corporation, was organized April 23, 1997. The Company is engaged in providing an on-line internet web site selling computer components and peripherals to customers worldwide. They extend credit to corporations, government and educational institutions.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Fair Value of Financial Instruments

         The Company measures its financial assets and liabilities in accordance with generally accepted accounting principles. For certain of the Company's financial instruments, including cash and cash equivalents, accounts receivable, and accounts payable and accrued expenses, the carrying amounts approximate fair value due to their short maturities. The amounts shown for long-term debt also approximate fair value due to current interest rates offered to the Company for long-term debt of similar maturities are substantially the same.

         Cash and Cash Equivalents

         Cash and cash equivalents include highly liquid debt instruments that consist of time deposits with financial institutions. Cash equivalents are stated at cost plus accrued interest, which approximates market value.

         Inventory

         Inventory consists primarily of finished goods and is valued at the lower of cost or market. Cost is determined principally by a first-in, first-out method assumption.

         Property and Equipment

         Property and equipment are stated at cost. The Company provides for depreciation using the straight-line and accelerated methods over the estimated useful lives of the various classes of property, as follows:

                                                            AMT COMPONENT, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                                              December 31, 1998
================================================================================


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         Property and Equipment (Continued)

              Machinery and equipment                           5 years
              Auto                                              5 years
              Furniture and fixtures                       5 to 7 years

         Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

         Revenue Recognition

         The Company recognizes revenue upon shipment of goods.

         Accounting for the Impairment of Long-Lived Assets

         The Company adopted Statement of Financial Accounting Standards 121, "Accounting for the Impairment of Long-Lived Assets for Long-Lived Assets to be Disposed of" ("SFAS 121"). SFAS 121 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. Management has determined that there is no impairment of long-lived assets as of December 31, 1998.

         Income Taxes

         The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Accordingly, results of operations of the Company for the year ended December 31, 1998 are reported, as allowable, on the stockholders' federal income tax returns. Therefore, no federal income tax expense or benefit has been recorded in the accompanying Statement of Income. Similarly, the Company elected to be treated as an S Corporation for California franchise tax purposes. The provision for income taxes in the accompanying Statement of Income represents the state franchise tax applied to S Corporations at a tax rate of 1.5% for the year ended December 31, 1998.

         Advertising Expense

         Advertising expenses are charged to expense as incurred. Advertising expense for the year ended December 31, 1998 was $194,553.

                                                            AMT COMPONENT, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                                              December 31, 1998
================================================================================

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         Net Income per Share

         The Company calculates earnings per share in accordance with Statement of Financial Accounting Standards No. 128 - "Earnings Per Share" ("SFAS 128"). SFAS 128 replaced the presentation of primary and fully diluted earnings per share with the presentation of basic and diluted earnings per share. Basic earnings per share excludes dilution and is calculated by dividing income available to common stockholders by the weighted-average number of common shares outstanding for the period. Diluted earnings per share includes the potential dilutive effects that could occur if securities or other contracts to issue common stock were exercised or converted into common stock that would then share in the earnings of the Company.

         Recently Issued Accounting Pronouncements

         SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," is effective for financial statements with fiscal years beginning after June 15, 1999. SFAS No. 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The Company does not expect adoption of SFAS No. 133 to have a material effect, if any, on its financial position or results of operations.

         SFAS No. 134, "Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise," is effective for financial statements with the first fiscal quarter beginning after December 15, 1998. The Company does not expect adoption of SFAS No. 134 to have a material effect, if any, on its financial position or results of operations.

         SFAS No. 135, "Rescission of FASB Statement No. 75 and Technical Corrections," is effective for financial statements with fiscal years beginning February 1999. This statement is not applicable to the Company.


NOTE 3 - CONCENTRATIONS OF RISK

         Cash

         As of December 31, 1998, the Company maintained deposits totaling $29,162, with certain financial institutions in excess of federally insured amounts.

                                                            AMT COMPONENT, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                                              December 31, 1998
================================================================================

NOTE 3 - CONCENTRATIONS OF RISK (Continued)

         Customers

         The Company extends credit to its customers. Collateral generally is not required. Credit losses are provided for in the financial statements based on management's evaluation of historical and current industry trends. Although the Company expects to collect amounts due, actual collections may differ from estimated amounts.

         For the year ended December 31, 1998, no one customer accounted for 10% or greater of net sales.

         As of December 31, 1998, one customer accounted for 32% of accounts receivable.

         Suppliers

         For the year ended December 31, 1998, one vendor represented 27% of total purchases.


NOTE 4 - NOTE PAYABLE

         As of December 31, 1998, the Company has a note payable totaling $17,000. The note bears interest at 8% and is due March 2000. In accordance with its terms, the note has been assumed by a stockholder as a result of the sale of the Company (see Note 7).


NOTE 5 - COMMITMENTS

         The Company leases office and warehouse facilities and office equipment under operating leases requiring minimum monthly payments of $2,375. The office equipment lease expires September 2000 and the office and warehouse lease expires July 2001. Rent expense for office and warehouse facilities was $20,333 for the year ended December 31, 1998.

         The following is a schedule by years of future minimum rental payments under those operating leases that have an initial or remaining non-cancelable lease term in excess of one year as of December 31, 1998:

               Year ending December 31,
                                    1999                          $    28,496
                                    2000                               29,696
                                    2001                               17,472
                                                                  -----------

                  Total                                           $    75,664
                                                                  ===========

                                                                            F-46

                                                           AMT COMPONENT, INC.
                                                 NOTES TO FINANCIAL STATEMENTS
                                                             December 31, 1998
================================================================================


NOTE 6 - YEAR 2000

         The Company is conducting a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 Issue and is developing a remediation plan to resolve the Issue.

         The Issue is whether computer systems will properly recognize date-sensitive information when the year changes to 2000. Systems that do not properly recognize such information could generate erroneous data or cause a system to fail. The Company is dependent on computer processing in the conduct of its business activities.

         Because the Company has not completed its review of the computer systems, management is unable to estimate the cost of making the systems Year 2000 compliant.


NOTE 7 - SUBSEQUENT EVENT

         On March 31, 1999, McGlen Micro, Inc. acquired all assets and assumed all liabilities of the Company for 450,000 shares of common stock of McGlen Micro, Inc. The agreement also provides for the issuance of an additional 255,000 shares if McGlen Micro, Inc.'s common stock is not publicly traded by May 31, 2000.



                                                                            F-47

                               McGLEN MICRO, INC.
                               ------------------
                                  BALANCE SHEET
                                  JUNE 30, 1999

                                   A S S E T S


CURRENT ASSETS
--------------

    CASH                        $ 196,130.21
    ACCOUNTS RECEIVABLE         $ 479,060.97
    INVENTORY                   $ 307,047.00
    DEPOSITS                    $ 372,693.00
                                ------------
      TOTAL CURRENT ASSETS                                       $1,354,931.18


FIXED ASSETS
------------

    VEHICLES                    $   7,300.00
    ACCUM. DEP. - VEHICLES      $  (3,500.00)

    FURNITURE & COMPUTERS       $  30,000.00
    ACCUM. DEP. - FURN & COMP   $  (5,000.00)

    EQUIPMENT                   $ 202,254.09
    ACCUM. DEP. -  EQUIPMENT    $ (10,000.00)
                                ------------
     TOTAL FIXED ASSETS                                          $  221,054.09


OTHER ASSETS
------------

    PREPAID  TAXES - FTB        $   5,451.00
    ORGANIZATION COST           $   1,500.00
    ACCUM. AMORT. ORGANIZATION  $    (500.00)
    AUTO LEASE ACQUIRED COST    $   8,000.00
    ACCUM. AMORT. AUTO LEASE    $  (1,700.00)
                                ------------
        TOTAL OTHER ASSETS                                       $   12,751.00
                                                                 -------------
        TOTAL ASSETS                                             $1,588,736.27
                                                                 =============

                               McGLEN MICRO, INC.
                               ------------------
                                  BALANCE SHEET
                                  JUNE 30, 1999

                      LIABILITIES AND STOCKHOLDERS' EQUITY


CURRENT LIABILITIES
-------------------

    ACCOUNTS PAYABLE            $ 697,938.03
    SALES TAX PAYABLE           $  59,252.00
    OTHER LIABILITIES           $  51,956.73
                                ------------
        TOTAL CURRENT LIABILITIES                                $  809,146.76


LONG-TERM DEBT
--------------

    EQUIPMENT LEASE             $ 137,254.09
    LOAN FROM SHAREHOLDERS      $ 110,000.00
    CONVERTIBLE NOTES PAYABLE   $ 200,000.00
                                ------------
        TOTAL LONG-TERM DEBT                                     $  447,254.09
                                                                 -------------
        TOTAL LIABILITIES                                        $1,256,400.85


STOCKHOLDERS' EQUITY
--------------------

    COMMON STOCK                $ 80,000.00
    COMMON STOCK TO BE ISSUD    $ 75,000.00
    ADDITONAL PAID IN CAPITAL   $ 62,784.00
    DISTRIBUTIONS               $ (8,000.00)
    RETAINED EARNINGS - PRIOR   $144,524.00
    RETAINED EARNINGS - CURRENT $(21,972.58)
                                -----------
                                                                 $  332,335.42
                                                                 -------------

     TOTAL LIABILITIES & EQUITY                                  $1,588,736.27
                                                                 =============

                      McGLEN MICRO   McGLEN MICRO  AMT COMP INC   SIX MONTHS
                       1st QTR99      2nd QTR99     1st QTR99    ENDING 6/30/99
                       ---------      ---------     ---------    --------------
Revenues
 Sales                3,769,456.84   6,314,197.00  $1,903,075.04  11,986,728.88
 Sales Return           386,753.70     384,232.00  $   20,588.72     791,574.42
 Freight Income         187,844.92     466,279.00  $    2,982.67     657,106.59
 Interest Income          1,346.37       1,285.23                      2,631.60

 Total Revenues       3,571,894.43   6,397,529.23   1,885,468.99  11,854,892.65

Cost of Sales
 Beginning Inventory    122,792.25     189,207.50                    122,792.25
 Purchase             3,392,301.35   5,767,694.20  $1,588,627.36  10,748,622.91
 Purchase Return       (304,521.53)   (280,979.00)                  (585,500.53)
 Freight Out            155,713.33     282,347.10  $   74,745.65     512,806.08
 Ending Inventory      (189,207.50)   (307,047.00)                  (304,047.00)

 Total Cost of Sales  3,177,077.90   5,651,222.80   1,663,373.01  10,491,673.71

 Gross Profit           394,816.53     746,306.43  $  222,095.98  1,363,218.94

Expenses
 Advertising         $   70,265.18  $  166,391.74  $   66,825.45    303,482.37
 Auto Expense        $    1,309.53  $    2,896.80  $    2,060.00      6,266.33
 Auto Lease          $    1,824.51  $    1,824.51                     3,649.02
 Bank Charge         $      489.26  $      325.98  $       96.00        911.24
 Commission                         $              $    2,296.00      2,296.00
 Credit Service      $   76,612.92  $  140,710.67  $   52,623.48    269,947.07
 Dues & Subscription $   11,270.48  $   15,549.22                    26,819.70
 Entertainment       $    3,767.45  $    1,968.55                     5,736.00
 Insurance           $    7,533.25  $              $    1,749.44      9,282.69
 Interest            $      416.67  $   11,169.38                    11,586.05
 MACS Support                       $    5,543.73                     5,543.73
 Insurance                          $    9,704.49                     9,704.49
 Misc. expense       $      325.92                                      325.92
 Office Expense      $    3,933.11  $   10,353.69  $    6,420.92     20,707.72
 Payroll             $  170,885.11  $  226,789.76  $   61,141.50    458,816.37
 Payroll Taxes       $   13,834.03  $   24,000.53  $    7,306.40     45,140.96
 Postage             $    6,049.00  $    9,003.13  $    1,522.67     16,574.80
 Printing            $    2,177.53  $    3,260.41                     5,437.94
 Professional        $   19,370.00                 $   16,350.38     35,720.38
 Rental              $   12,758.29  $   13,172.00  $    6,780.00     32,710.29
 Repair              $      822.57  $      900.00                     1,722.57
 Taxes & licenses    $      300.00  $      725.00                     1,025.00
 Telephone           $   21,488.02  $   46,642.08  $   23,672.03     91,802.13
 Temporary Help      $    1,310.30  $      135.50                     1,445.80
 Travel              $      531.50                                      531.50
 Warehouse supply    $    2,092.99  $    8,387.12  $    1,723.25     12,203.36
 Utility             $    1,456.86  $    2,343.15  $    1,182.46      4,982.47
 Misc. expense                      $      807.88  $       11.74        819.62

 Total Expenses      $  430,824.48     702,605.32     251,761.72  1,385,191.52

Net Income           $  (36,007.95)     43,701.11     (29,665.74)   (21,972.58)

                                 APPENDIX INDEX




Appendix A: Fairness Opinion

Appendix B: Agreement and Plan of Merger

Appendix C: Certificate of Amendment to Certificate of Incorporation

Appendix D: Adrenalin Interactive, Inc. 1999 Long-Term Stock Incentive

Appendix E: Annual Report on Form 10-KSB of Adrenalin Interactive, Inc.
            for the period ended 6/30/99

                               APPENDIX A
                               ----------

                              SEE ATTACHED

August 9, 1999


Board of Directors
Adrenalin Interactive, Inc.
5301 Beethoven Street, Suite 255
Los Angeles, CA 90066

Members of the Board:

We understand that the stockholders of Adrenalin Interactive, Inc. will be asked to consider and vote upon a proposal to approve the issuance of common stock of Adrenalin Interactive, Inc. pursuant to the terms of the Agreement and Plan of Merger dated as of April 28, 1999, as amended, among Adrenalin Interactive, Inc., Adrenalin Acquisition Corporation, a wholly-owned subsidiary of Adrenalin Interactive, Inc. (the "Merger Sub"), McGlen Micro, Inc., a California corporation, and George Lee, Mike Chen, and ACST Computers, Inc., a California corporation. Pursuant to the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into McGlen Micro, Inc., which will thereby become a wholly-owned subsidiary of Adrenalin Interactive, Inc., and common stock of Adrenalin Interactive, Inc. will be issued to the stockholders of McGlen Micro, Inc. such that, upon consummation of the Merger, they will collectively own up to 87.5% of the outstanding shares of Adrenalin Interactive, Inc.'s common stock on a Fully-Diluted Basis (as such term is defined in the Merger Agreement). The terms and conditions of the proposed Merger are set forth in more detail in the Merger Agreement.

Bilich Associates has been requested by the Board of Directors of Adrenalin Interactive, Inc. to render our opinion with respect to the fairness of the proposed Merger to the stockholders of Adrenalin Interactive, Inc., from a financial point of view, assuming the Merger is consummated as proposed. More specifically, the opinion addresses the fairness of the Merger to the outside minority shareholders of Adrenalin Interactive, Inc. We have not been requested to opine as to, and our opinion does not in any manner address, Adrenalin's underlying business decision to proceed with or effect the proposed Merger.

In arriving at our opinion, we reviewed and analyzed: (1) the Merger Agreement and the specific terms of the proposed Merger, (2) such publicly available information concerning Adrenalin Interactive, Inc. which we believe to be relevant to our analysis, (3) financial and operating information with respect to the business, operations and prospects of Adrenalin Interactive, Inc.

Board of Directors
Adrenalin Interactive, Inc.                                              Page 2



furnished to us by Adrenalin Interactive, Inc., (4) financial and operating information with respect to the business, operations and prospects of McGlen Micro, Inc. furnished to us by McGlen Micro, Inc., (5) a trading history of Adrenalin Interactive, Inc.'s common stock from its initial public offering date to the present and a comparison of its recent trading history with those of other companies that we deemed relevant, (6) a comparison of the historical financial results and present financial condition of Adrenalin Interactive, Inc. with those of other companies that we deemed relevant, (7) a comparison of the historical financial results, present financial condition and prospects of McGlen Micro, Inc. with those of other companies that we deemed relevant, (8) the potential pro forma financial effects of the proposed Merger, including the cost savings and operating synergies expected by management of Adrenalin Interactive, Inc. to result from a combination of the businesses of Adrenalin Interactive, Inc. and McGlen Micro, Inc., (9) a comparison of the financial terms of the proposed Merger with the financial terms of certain other transactions that we deemed relevant, and (10) a summary of the Private Placement dated July 12, 1999, whereby Adrenalin consummated a financing pursuant to which it sold shares of its common stock to Escalade Investors, LLC, an accredited investor. In addition, we have had discussions with the management of Adrenalin Interactive, Inc. and of McGlen Micro, Inc. concerning their respective businesses, operations, assets, financial conditions and prospects and the potential strategic benefits of the proposed Merger and have undertaken such other studies, analyses and investigations as we deemed appropriate.

In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information used by us without assuming any responsibility for independent verification of such information and have further relied upon the assurances of management of Adrenalin Interactive, Inc. that they are not aware of any facts that would make such information inaccurate or misleading. With respect to the financial projections of Adrenalin Interactive, Inc. and McGlen Micro, Inc. following the consummation of the proposed Merger, upon advice of Adrenalin Interactive, Inc. we have assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgements of the management of Adrenalin Interactive, Inc. or McGlen Micro, Inc., as the case may be, as to the future financial performance of Adrenalin Interactive, Inc. and McGlen Micro, Inc., and that Adrenalin Interactive, Inc. and McGlen Micro, Inc. would, and following the consummation of the proposed Merger will, perform substantially in accordance with such projections. In arriving at our opinion, we have conducted a limited physical inspection of the properties and facilities of Adrenalin Interactive, Inc. and McGlen Micro, Inc. and have not made or obtained any evaluations or appraisals of the assets or liabilities of Adrenalin Interactive, Inc. or McGlen Micro, Inc. Upon advice of Adrenalin Interactive, Inc., we have assumed that the proposed Merger will qualify as a tax-free transaction to the stockholders of Adrenalin Interactive, Inc. Our opinion necessarily is based upon market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter.

Based upon and subject to the foregoing, we are of the opinion as of the date hereof that, from a financial point of view, the proposed Merger is fair to the stockholders of Adrenalin Interactive, Inc.

Board of Directors
Adrenalin Interactive, Inc.                                              Page 3



We have acted as a financial advisor to Adrenalin Interactive, Inc., in connection with the proposed Merger and will receive a fee for our services which is fixed and is not contingent upon the consummation of the proposed Merger. Adrenalin Interactive, Inc. has agreed to indemnify us for certain liabilities that may arise out of the rendering of this opinion.

The opinion is for the use and benefit of the Board of Directors of Adrenalin Interactive, Inc. and is rendered to the Board of Directors in connection with its consideration of the proposed Merger. This opinion is not intended to be and does not constitute a recommendation to any stockholder of Adrenalin Interactive, Inc. as to how such stockholder should vote with respect to the proposed Merger.

Very truly yours,
BILICH ASSOCIATES


/s/ Michael E. Bilich
----------------------
Michael E. Bilich, ASA

                               APPENDIX B
                               ----------

                              SEE ATTACHED

                         AGREEMENT AND PLAN OF MERGER


                   Dated as of April 28, 1999, by and among


                         Adrenalin Interactive, Inc.
                      Adrenalin Acquisition Corporation
                              McGlen Micro Inc.
                                     and
                    The Shareholders of McGlen Micro Inc.

                               TABLE OF CONTENTS

                                                                          PAGE

ARTICLE I      THE MERGER......................................................2

     1.1   The Merger..........................................................2
     1.2   The Closing.........................................................2
     1.3   Effective Time......................................................2
     1.4   Effects of the Merger...............................................2
     1.5   Articles of Incorporation and Bylaws of the Surviving
           Corporation.........................................................3
     1.6   The Parent Private Placement........................................3
     1.7   The Company Private Placement.......................................3
          (a)   Sale of Shares.................................................3
          (b)   Parent Approval................................................4
          (c)   Compliance with Law............................................4
     1.8   Synnex Agreement....................................................4
     1.9   Merger Proxy........................................................4

ARTICLE II     DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION.............4

     2.1   Directors...........................................................4
     2.2   Director's Agreement................................................5
     2.3   Parent Officers.....................................................5
     2.4   Executive Employment Agreements.....................................5
     2.5   Termination of Existing Agreements..................................5
          (a)   Repudiation  ..................................................5
          (b)   Repudiation by the Company's Officers..........................5

ARTICLE III    EFFECT OF THE MERGER ON SECURITIES OF MERGER SUB AND
               THE COMPANY.....................................................5

     3.1   Merger Sub Stock....................................................5
     3.2   The Company Securities..............................................6
     3.3   Exchange of Certificates Representing the Company
           Stock...............................................................7
     3.4   Amendment of Certificate............................................7

ARTICLE IV     REPRESENTATIONS AND WARRANTIES OF THE COMPANY...................7

     4.1   Existence; Good Standing; Corporate Authority;
           Compliance with Law.................................................8
     4.2   Authorization, Validity and Effect of Agreements....................9
     4.3   Capitalization......................................................9
     4.4   Other Interests....................................................10
     4.5   No Violation.......................................................10
     4.6    Financial Statements..............................................11
     4.7   Absence of Undisclosed Liabilities.................................11
     4.8   Absence of Certain Changes or Events...............................12
     4.9   List of Properties, Contracts, Etc.................................14

     4.10  Title to Assets....................................................17
     4.11  Adequacy of Assets.................................................18
     4.12  Condition of Inventory, Property and Equipment.....................18
     4.13  Litigation.........................................................18
     4.14  Taxes    ..........................................................19
     4.15  Proprietary Rights.................................................20
     4.16  Royalties..........................................................23
     4.17  Year 2000 Compliance...............................................23
     4.18  Labor Relations....................................................23
     4.19  Certain Employee Matters...........................................24
     4.20  Transactions With Affiliates.......................................24
     4.21  Permits; Compliance with Laws......................................25
     4.22  Environmental Matters..............................................25
     4.23  Adverse Agreements.................................................26
     4.24  Fees     ..........................................................26
     4.25  Books and Records..................................................26
     4.26  ERISA    ..........................................................26
     4.27  Insurance..........................................................28
     4.28  Disclosure.........................................................28
     4.29  Investment Representations of Principal Shareholders ..............29
     4.30  Subsidiary.........................................................30
     4.31  Authorization......................................................30

ARTICLE V      REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER
               SUB............................................................30

     5.1   Existence; Good Standing; Corporate Authority;
           Compliance with Law................................................30
     5.2   Authorization, Validity and Effect of Agreements...................31
     5.3   Capitalization.....................................................32
     5.4   Other Interests....................................................33
     5.5   No Violation.......................................................33
     5.6   SEC Documents......................................................34
     5.7   Financial Statements...............................................34
     5.8   Absence of Undisclosed Liabilities.................................35
     5.9   Absence of Certain Changes or Events...............................35
     5.11  Title to Assets....................................................41
     5.12  Adequacy of Assets.................................................42
     5.13  Condition of Inventory, Property and Equipment.....................42
     5.15  Accounts Receivable and Accounts Payable...........................43
     5.16  Litigation.........................................................43
     5.17  Taxes    ..........................................................44
     5.18  Proprietary Rights.................................................45
     5.19  Royalties..........................................................48
     5.20  Year 2000 Compliance...............................................48
     5.21  Labor Relations....................................................49
     5.22  Certain Employee Matters...........................................50
     5.23  Environmental Matters..............................................50
     5.24  ERISA    ..........................................................51

     5.25  Fees...............................................................52
     5.26  Books and Records..................................................52
     5.27  Insurance..........................................................52
     5.28  Disclosure.........................................................52
     5.29  Purchase Accounting Treatment......................................53
     5.30  Subsidiaries.......................................................53

ARTICLE VI     INTERIM OPERATING COVENANTS OF THE PARENT AND
               SUBSIDIARIES...................................................53
     6.1   Operations.........................................................53
     6.2   No Change..........................................................54
     6.3   Access; Confidential Information...................................55
     6.4   Obtain Consents....................................................56
     6.5   Exclusivity........................................................56
     6.6   Listing Application................................................56

ARTICE VII    INTERIM COVENANTS OF THE COMPANY................................56

     7.1   Interim Operations.................................................56
     7.2   Meeting of Stockholders............................................58
     7.3   Notices to Holders of Company Stock Options........................58
     7.4   Exclusivity........................................................58

ARTICLE VIII  ADDITIONAL COVENANTS OF THE PARTIES.............................59

     8.1   Filings; Other Action..............................................59
     8.2   Publicity..........................................................59
     8.3   Further Action.....................................................59
     8.4   Expenses ..........................................................60
     8.5   Tax Matters........................................................60
     8.6   Brokers and Finders Fees...........................................60
     8.7   Company's Directors and Officers Liability.........................60
     8.8   Notices of Certain Events..........................................60
     8.9   Completion of Due Diligence........................................61
     8.10  Preparation of Schedules and Exhibits..............................61

ARTICLE IX     CONDITIONS TO CLOSING..........................................61

     9.1   Conditions to Each Party's Obligations to Effect the
           Merger.............................................................61
     9.2   Conditions to Obligation of the Company to Effect the
           Merger.............................................................63
     9.3   Conditions to Obligation of the Parent and Merger Sub
           to Effect the Merger...............................................64

ARTICLE X      TERMINATION....................................................66

     10.1  Termination by Mutual Consent......................................66
     10.2  Termination by Either Party........................................66
     10.3  Effect of Termination and Abandonment..............................66
     10.4  Extension; Waiver..................................................67

ARTICLE XI     GENERAL PROVISIONS.............................................67

     11.1  Notices  ..........................................................67
     11.2  Assignment, Binding Effect.........................................68
     11.3  Entire Agreement...................................................68
     11.4  Amendment..........................................................69
     11.5  Subsequent Actions.................................................69
     11.6  Governing Law......................................................69
     11.7  Counterparts.......................................................69
     11.8  Headings ..........................................................69
     11.9  Interpretation.....................................................70
     11.10 Waivers  ..........................................................70
     11.11 Attorneys' Fees....................................................70
     11.12 Survival ..........................................................70
     11.13 Incorporation of Exhibits..........................................70
     11.14 Severability.......................................................71
     11.15 Enforcement of Agreement...........................................71
     11.16 Consent  ..........................................................71

                         AGREEMENT AND PLAN OF MERGER

      THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is entered into as of April 28, 1999, among Adrenalin Interactive, Inc., a Delaware corporation (the "Parent"), Adrenalin Acquisition Corporation, a California corporation and a wholly owned subsidiary of the Parent (the "Merger Sub"), McGlen Micro Inc., a California corporation (the "Company"), George Lee, Mike Chen, and ACST Computers, Inc., a California corporation (collectively, the "Principal Shareholders"), with reference to the following.


                                   RECITALS

      A. The Parent is in the business of development and licensing of interactive programming and toy design.

      B. The Company is in the business of retail sales of computer hardware and software via the Internet.

      C. The Merger Sub is or will be upon formation, a wholly owned subsidiary of the Parent formed for the purpose of merging with the Company.

      D. The Board of Directors of the Parent and the Company each have determined that a business combination between the Parent and the Company is fair to and in the best interest of their respective companies and stockholders and, accordingly, have agreed to effect the merger provided for herein upon the terms and subject to the conditions set forth herein.

      E. The Principal Shareholders own an aggregate of 2,450,000 shares of common stock, of the Company's current 2,545,000 shares outstanding, which constitute all of the issued and outstanding shares of common stock of the Company.

      F. In connection with the merger provided for herein, shares of the Parent's common stock will be issued in exchange for all of the issued and outstanding shares of the Company's Stock.

      G. This merger is intended for tax purposes to qualify as a non-taxable reorganization under Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended (the "Code").

      H. The parties desire that the Merger Sub, upon the terms and subject to the conditions of this Agreement and in accordance with the California General Corporation Law (the "Corporate Law"), merge with and into the Company (the "Merger"), and pursuant thereto the Company's Stock shall be converted into the right to receive shares of the Parent, as set forth herein.

                                  AGREEMENT

      NOW, THEREFORE, in consideration of the foregoing premises and of the provisions, representations, warranties, covenants and agreements contained herein and other good and valuable consideration, the parties agree as follows:

                                  ARTICLE I
                                  THE MERGER

      1.1 THE MERGER. Subject to the provisions of this Agreement, in accordance with the Corporate Law, at the Effective Time (as defined in Section 1.3 below), the Merger Sub shall be merged with and into the Company in a transaction intended to qualify as a tax-free reorganization under Section 368(a) of the Code. Immediately following the Merger, the separate corporate existence of the Merger Sub shall cease and the Company, under the name "McGlen
Micro Inc.," as the surviving corporation (the "Surviving Corporation"), shall continue to exist under and be governed by the Corporate Law as a direct, wholly-owned subsidiary of the Parent.

      1.2 THE CLOSING. Subject to the terms and conditions of this Agreement, the closing of the Merger (the "Closing") shall take place at the offices of the Company at 3002 Dow Avenue, Suite 212, Tustin, California 92780 at 10:00 a.m., on (i) the second business day following the satisfaction of the conditions set forth in
Article X (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, where permitted, waiver of those conditions) or (ii) or at such other time, date, or place as the Parent and the Company may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

      1.3 EFFECTIVE TIME. As soon as practicable after the satisfaction or waiver of all of the conditions to the Merger, the parties shall cause the Merger to be consummated by causing an Agreement of Merger (the "Filed Agreement") substantially in the form of EXHIBIT 1.3 attached hereto, together with officers' certificates in the forms included with such Exhibit, to be executed and filed in accordance with the relevant provisions of the Corporate Law. The Merger shall become effective at the time of the filing with the California Secretary of State of the Filed Agreement relating thereto or at such later time as is specified in the Filed Agreement (the "Effective Time").

      1.4 EFFECTS OF THE MERGER. The Merger shall have the effect set forth in Section 1107 of the Corporate Law. Without limiting the generality of the foregoing, at the Effective Time, all the properties, rights, privileges, powers and franchises of the


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


Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation in the same manner as if the Surviving Corporation had itself incurred them. All rights of creditors and all liens upon the property of the Company and Merger Sub shall thereafter be preserved unimpaired.

      1.5 ARTICLES OF INCORPORATION AND BYLAWS OF THE SURVIVING CORPORATION. The Articles of Incorporation and Bylaws of the Company, respectively, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation and Bylaws of the Surviving Corporation, until thereafter amended in accordance with the provisions thereof and applicable law.

      1.6 THE PARENT PRIVATE PLACEMENT. Prior to the Closing, the Parent shall complete a private placement of the Parent's common stock ("Parent Stock") in a minimum subscription amount of $500,000, and not to exceed $2,000,000, in accordance with the terms set forth in Schedule 1.6 (the "Parent Placement"). The Parent Placement shall comply with the provision of Rule 506 promulgated under Regulation D of the Securities Act of 1933, as amended (the "Act"). The Parent shall comply with all applicable federal securities laws, the rules and regulations of Nasdaq and the Securities and Exchange Commission (the "SEC") and applicable blue sky laws, in the offer and sale of Parent Stock through the Parent Placement and shall complete all necessary filings prior to the Closing, including without limitation:

            (i)         The filing of a Form D with the SEC, if
                        applicable;
            (ii)        State blue sky filings; and
            (iii)       Notices and applications with Nasdaq.

      The Parent will make a loan to the Company from the proceeds of the Private Placement in such amounts requested by the Company and in accordance with such terms as set forth in Schedule 1.6 (the "Loan").

      1.7   THE COMPANY PRIVATE PLACEMENT.

            (a) SALE OF SHARES. The Company may conduct a private placement of equity or debt securities prior to the Closing (the "Company Placement"). Each subscriber to the Company Placement shall be required to agree to the exchange of any securities of the Company that the subscriber purchases with shares of the Parent pursuant to the terms of this Agreement as in effect at the Closing. Subscribers to the Company Placement shall not be required to be a party to this Agreement or to provide representations or warranties to the Parent or the Merger Sub other


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



than standard investor representations made to comply with state and federal securities laws.

            (b) PARENT APPROVAL. The Parent shall have the right to approve the terms of any registration rights, warrants, options, conversion terms or other material terms if the Company offers any such rights as part of the Company Placement. Subject to the foregoing, if the Company offers securities other than common stock, the Parent agrees to be bound by and perform under the terms and conditions of the Company Placement upon completion of the Merger.

            (c) COMPLIANCE WITH LAW. The Company Placement shall comply with applicable state and federal securities laws and the Company shall complete all necessary federal and blue sky filings prior to the Closing.

      1.8 SYNNEX AGREEMENT. The Parent and Merger Sub acknowledge and consent to the terms of the agreement between Synnex
Information Technologies, Inc., a California corporation (the "Synnex Agreement") and the Company (the "Synnex Agreement"), copies of which are attached hereto as EXHIBIT "1.8". The Parent shall be bound by the terms of the Synnex Agreement upon completion of the Merger and hereby assumes all obligations and duties of the Company set forth in the documents evidencing the Synnex Agreement.

      1.9 MERGER PROXY. The Parent shall as soon as reasonably practicable prepare and file with the SEC, Nasdaq and all other necessary agencies, a proxy for approval for distribution to the Parent's shareholders to approve the Merger, the amendment of the Parent's certificate of incorporation to increase the authorized number of shares and the terms of this Agreement. The Company shall assist the Parent in the preparation of the proxy materials and have the right to review and reasonably approve the proxy prior to its filing with the SEC and its distribution to the Parent's shareholders.

                                  ARTICLE II
             DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION

      2.1 DIRECTORS. The Surviving Corporation and the Parent shall take such action as is necessary to elect as directors of both the Surviving Corporation and the Parent immediately following the Effective Time: the individuals identified in Schedule 2.1 (the "Interim Directors"). The Interim Directors shall serve, until their successors are duly appointed or elected in accordance with applicable law. The Parent shall take all actions necessary to nominate the Interim Directors for election.



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      2.2   DIRECTOR'S AGREEMENT.  The Parent and each of the Interim
Directors shall enter into director agreements in the form attached hereto as EXHIBIT "2.2" ("Director Agreements").

      2.3 PARENT OFFICERS. The Surviving Corporation and the Parent shall take such actions as are necessary to elect as the officers of the Parent effective immediately following the Effective Time: Jay Smith, III, Co-Chief Executive Officer; George Lee, Co-Chief Executive Officer and President; Mike Chen, Secretary and Vice President of Technology; and David Yao, Chief Financial Officer (the "Parent Officers"). At the Closing, the Parent will enter into a one year Employment Agreement with Jay Smith, III, pursuant to which Mr. Smith will receive $150,000 per year plus 100,000 incentive stock options.

      2.4 EXECUTIVE EMPLOYMENT AGREEMENTS. On the Closing Date, the Parent shall enter into executive employment agreements with the Parent Officers in the forms attached hereto as EXHIBIT "2.4"
(the "Executive Employment Agreements").

      2.5   TERMINATION OF EXISTING AGREEMENTS.

            (a) REPUDIATION. Prior to the Closing, Jay Smith, III, and each other executive officer and director of the Parent shall repudiate his or her existing employment agreements with the Parent or the Subsidiary and all rights thereunder and cancel the existing agreements and release the Parent from all obligations thereunder. Each of the officers and directors of the Parent shall have resigned as of the Closing Date. Each officer, director and employee identified in Schedule 2.5(a) shall execute as of the Closing Date, a release in the form attached hereto as EXHIBIT
"2.5" (the "Release").

            (b) REPUDIATION BY THE COMPANY'S OFFICERS. On or prior to the Closing Date, the executive officers of the Company shall repudiate and cancel their existing employment agreements and release the Company from all obligations thereunder. Each such officer shall execute a copy of the Release.

                                 ARTICLE III
       EFFECT OF THE MERGER ON SECURITIES OF MERGER SUB AND THE COMPANY

      3.1 MERGER SUB STOCK. At the Effective Time, each share of common stock of the Merger Sub outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the Parent or the Company, be converted into and exchanged for one validly issued, fully paid and non-assessable share of common stock of the Surviving Corporation.

      3.2   THE COMPANY SECURITIES.

            (a) At the Effective Time, the shares of common stock of the Company (the "Company Stock") issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive the number of shares of the Parent's Common Stock (the "Share Exchange Ratio") calculated such that (i) all outstanding shares of Company Stock on a Fully Diluted Basis (as defined below) immediately prior to Effective Time, including shares issued in the Company Placement prior to the Effective Date, plus (ii) the Loan Shares (as defined below) shall equal, in the aggregate, 87.5% of the outstanding shares of the Parent Common Stock on a Fully Diluted Basis outstanding immediately following the Effective Time. For purposes hereof, "Fully Diluted Basis" shall mean all outstanding shares and all shares issuable pursuant to Convertible Securities (as defined below) to the extent in the money as of the Closing Date. "Fully Diluted Basis" shall not include any shares issuable pursuant to the Synnex Agreement. For purposes hereof, "Convertible
Securities" means options, warrants, convertible securities or other rights to acquire common stock. For purposes hereof, "Loan Shares" shall mean the shares of Parent Common Stock sold in the Parent Placement, the net proceeds of which were used to fund the Loan. The Share Exchange Ratio shall be calculated by the Parent and the Company prior to the Effective Time and such calculation shall be attached hereto as Schedule 3.2(a).

            (b) As a result of the Merger and without any action on the part of the holder thereof, at the Effective Time, all shares of the Company Stock shall cease to be outstanding and shall be canceled and retired, and each holder of shares of the Company
Stock shall thereafter cease to have any rights with respect to such shares of the Company Stock, except the right to receive, without interest, the Parent Stock.

            (c) All options to purchase Company Stock outstanding at the Effective Time under any Company stock option plan or agreement or any other type of option, warrant or right to purchase shares of the Company (the "Company Stock Options") shall, at the Effective Time, automatically and without further action on the part of any holder thereof, be converted into options or similar right to purchase Parent Stock (individually, a "Parent Stock Option" and collectively, the "Parent Stock Options"). Each option granted by the Parent hereunder shall be exercisable upon the same terms and conditions as under the applicable Company Stock Option in compliance with the requirements of Section 424(a) of the Code and the applicable agreement issued thereunder, except that (i) each such Company Stock Option shall be exercisable for that whole number of shares of Parent Stock (to the nearest whole share) determined by multiplying the number of shares of the Company Stock subject to such Company Stock Option by the Share Exchange Ratio immediately prior to the Effective Time times as set forth on
Schedule 3.2(b) (the "Option Exchange Ratio"), (ii) the total option price of the shares of Parent Stock issuable upon exercise of a Parent Stock Option shall be an amount equal to the total option price of the shares of Company Stock subject to such Company Stock Option in effect immediately prior to the Effective Time,
(iii) the exercise price per share shall be calculated by dividing the aggregate option value of the shares of Company Stock subject to such Company Stock Options in effect immediately prior to the Effective Time by the number of shares of Parent Stock underlying such Parent Stock Options, (iv) all Parent Stock Options shall be exercisable otherwise in accordance with their terms. No payment shall be made for fractional interests.

            (d) As soon as practicable after the Effective Time, the Parent shall deliver to the holders of all Company Stock Options, a notice stating that the agreements evidencing the grants of such Company Stock Options shall continue in effect as Parent Stock
Options on the same terms and conditions (subject to the terms of the relevant Company Stock Option plan and the adjustments to outstanding Shares and exercise price).

            (e) The Parent shall take all corporate action necessary to reserve for issuance a sufficient number of shares of Parent
Stock for delivery upon exercise of Parent Stock Options.

      3.3 EXCHANGE OF CERTIFICATES REPRESENTING THE COMPANY STOCK. Within 5 days of the Effective Time, the Parent will deliver to the Company the certificates representing shares of the Parent Stock (together with any unpaid dividends or distributions with respect thereto relating to record dates for such dividends or distributions after the Effective Time) to be issued and paid in exchange for outstanding shares of Company Stock.

      3.4 AMENDMENT OF CERTIFICATE. As soon as permissible under the Delaware corporation law, the Parent shall amend its Certificate of Incorporation to increase its authorized number of shares to 50,000,000. The Parent shall seek approval of a majority of its shareholders to the Amendment of its Certificate to increase the authorized number of shares.

                                  ARTICLE IV
                REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company represents and warrants to the Parent as of the date of this Agreement as follows:



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                                Page 174 of 303

      4.1   EXISTENCE; GOOD STANDING; CORPORATE AUTHORITY; COMPLIANCE
WITH LAW.

            (a) Each of the Company and its subsidiary is a corporation duly incorporated, validly existing, and in good standing (including tax good standing) under the laws of the State of California and are not qualified to do business in any other jurisdiction.

            (b) Each of the Company and its subsidiary has all requisite corporate power and authority to own, operate, and lease its properties and carry on its business as presently conducted and as proposed to be conducted.

            (c) Each of the Company and its subsidiary is not in violation of any law, ordinance, governmental rule or regulation to which it or any of its properties or assets is subject, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, nor is the Company or its subsidiary in violation of any order, judgment, or decree of any court, governmental authority, or arbitration board or tribunal. A "Company Material Adverse Effect" means a material adverse change in the business, properties, financial condition, results of operations, or prospects of the Company, taken as a whole as more particularly described in Schedule 4.1(e).

            (d) The copies of the Articles of Incorporation of the Company and its subsidiary and Bylaws of each entity, which have been delivered to the Parent, include any and all amendments made thereto at any time prior to the date of this Agreement and are true, correct, and complete.

            (e) The Company's and its subsidiary's corporate minute books are accurate as to their content and include therein the Articles of Incorporation and Bylaws with any amendments thereto.
The meetings of the directors or stockholders referred to in the corporate minute books were duly called and held. The signatures appearing on all documents contained in the corporate minute books are the true signatures of the persons purporting to have executed the same and no minutes of meetings or written consents of the directors or stockholders of the Company or the subsidiaries are omitted from such minute books that would contain any resolutions or other actions that would be inconsistent with any of the representations and warranties contained in Article IV hereof or prevent or limit any of the transactions contemplated by this Agreement. Schedule 4.1 sets forth a true and complete list of the names of all directors of the Company and the names and offices held of all officers of the Company and each subsidiary as the date hereof.

      4.2 AUTHORIZATION, VALIDITY AND EFFECT OF AGREEMENTS. The Company has the requisite corporate power and authority to execute and deliver this Agreement and all agreements and documents contemplated hereby. Subject only to the approval of this Agreement and the transactions contemplated hereby by the Principal Shareholders as required by the Corporate Law, the consummation by the Company of the transactions contemplated hereby has been duly authorized by all requisite corporate action of the Company. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by the Parent and the Merger Sub, constitutes, and all agreements and documents contemplated hereby (when executed and delivered pursuant hereto for value received) will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, or other similar laws relating to creditors' rights and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), including, without limitation, possible unavailability of specific performance, other injunctive relief or other equitable remedies and an implied covenant of good faith and fair dealing.

      4.3 CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company consists of 10,000,000 Shares of Common Stock, of which 2,545,000 shares are issued and outstanding. The Company is not authorized to and has not issued, preferred stock or any other class stock. Schedule 4.3 sets forth the number of shares of Company Stock issuable upon exercise of outstanding Company Stock Options. All of the outstanding shares of capital stock of the Company's subsidiary have been validly issued and are fully paid and nonassessable and, are owned by the Company free and clear of all liens, charges, claims or encumbrances. Schedule 4.3 sets forth the name of each record holder of shares of Company Stock, the number of shares of Company Stock so held, and the number of whole shares of Parent Stock to be issued in exchange for such shares of Company Stock in connection with the Merger. Except as set forth in Schedule 4.3, the Company has no outstanding bonds, debentures, notes, or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the stockholders of the Company on any matter. All issued and outstanding shares of Company Stock are duly authorized, validly issued, fully paid, nonassessable, free of preemptive or rescission rights, and were issued in compliance with all applicable federal and state securities laws. Schedule 4.3 sets forth the name of each person who holds or has rights to receive Company Stock Options, the number of shares of Company Stock issuable in respect of such Company Stock Options, the exercise prices and terms of such Company Stock Options. Except for the Company Stock Options listed on Schedule 4.3, there are not, at the date of this Agreement, any authorized, issued, or outstanding options, warrants, calls, subscriptions, convertible securities, conversion privileges, preemptive rights, or other rights, agreements, or commitments (whether or not presently exercisable) that obligate the Company to issue, transfer, or sell any shares of capital stock or other securities convertible into or evidencing the right to purchase or otherwise acquire any capital stock of the Company. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar plans, contracts, or rights with respect to the Company that are effective as of the date hereof or that have been executed or agreed to as of the date hereof with an effective date after the date hereof, except as set forth in
Schedule 4.3. There are no stockholders' agreements, voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of the Company to which the Company is a party that are presently effective or have been executed or agreed to as of the date hereof or, to the best knowledge of the Company, to which any officer or director of the Company or any stockholder owned or controlled by such officer or director is or will be a party, except in accordance with the terms hereof. There are no restrictions upon the sale, voting, or transfer of any shares of Company Stock pursuant to the Company's Articles of Incorporation, Bylaws, or other governing instruments (other than restrictions typically applicable to unregistered stock under the Securities Act). After the Effective Time, the Surviving Corporation will have no obligation to issue, transfer, or sell any shares of capital stock of the Company or the Surviving Corporation pursuant to any Plan (as defined in Section 4.26). As used in this Agreement, except as otherwise provided in Section 4.17(d), the "knowledge" of a person shall mean the actual knowledge of an officer or senior manager of such person after reasonable investigation.

      4.4 OTHER INTERESTS. Except as set forth in Schedule 4.4, the Company does not own, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust, or entity other than investments in short term investment securities.

      4.5 NO VIOLATION. Neither the execution or delivery by the Company of this Agreement and all agreements or documents contemplated therein nor the consummation by the Company of the transactions contemplated therein, will: (i) conflict with or result in a breach of any provisions of the Articles of Incorporation or Bylaws of the Company; (ii) except as set forth in
Schedule 4.5, violate, conflict with, result in a breach of any provision of, constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, result in the termination or in a right of termination or cancellation of, accelerate the performance required by, result in the triggering of any payment or other obligations pursuant to, result in the creation of any lien, security interest, charge or encumbrance upon any of the properties of the Company under, or result in being declared void, voidable, or without further binding effect, any of the terms, conditions, or provisions of any note, bond, mortgage, indenture, loan agreement, deed of trust, or any license, franchise, permit, lease, contract, agreement or other instrument, commitment or obligation to which the Company is a party, or by which the Company or any of its properties is bound or affected;
(iii) violate any law, statute, rule, regulation, judgment, or decree applicable to the Company; or (iv) other than the filings provided for in Article I, filings required under the Act, or applicable state securities and "Blue Sky" laws or filings in connection with the maintenance of qualification to do business in other jurisdictions (collectively, the "Regulatory Filings"), require any consent, approval, or authorization of, or declaration, filing, or registration with, any governmental or regulatory authority.

      4.6 FINANCIAL STATEMENTS. The audited balance sheet and statement of operations as of and for the year ended December 31, 1998, accompanied by the audit report of the Company's independent certified public accountants, attached to Schedule 4.6, are prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout the periods involved except as otherwise set forth therein and present fairly the financial condition of the Company as of such date and the results of operations of the Company for the year then ended. The unaudited balance sheet of the Company as of March 31, 1999 and the related statement of operations for the three months ended on such date, which are attached to Schedule 4.6, were prepared in accordance with GAAP consistently applied except as otherwise set forth therein and of such date and the results of operations of the Company for the three months then ended, except that such interim financial statements are subject to normal year-end adjustments that are not and are not expected to be, individually or in the aggregate, material in amount and do not include certain notes which may be required by GAAP. The balance sheet of the Company as of December 31, 1998 is referred to in this Agreement as the "Company Balance Sheet."

      4.7 ABSENCE OF UNDISCLOSED LIABILITIES. Except as and to the extent reflected or reserved against in the Company Balance Sheet or set forth in Schedule 4.7, at the date of the Company Balance Sheet, the Company did not have any obligation or liability of any kind (whether accrued, absolute, contingent, unliquidated, civil, criminal, or otherwise and whether due or to become due), whether or not any such liability or obligation would have been required to be disclosed on a balance sheet prepared in accordance with GAAP, that, individually or in the aggregate, could have a Company
Material Adverse Effect. The Company Balance Sheet has accurate accruals of all employee benefit costs, including, but not limited to, payroll, commissions, bonuses, retirement benefits and vacation accruals.

      4.8   ABSENCE OF CERTAIN CHANGES OR EVENTS.

            (a) Since December 31, 1998, no event or events have occurred, which individually or in the aggregate have had a Company Material Adverse Effect, as hereafter defined, and there exists no condition or contingency that could reasonably be expected to result in a Company Material Adverse Effect.

            (b)   Since March 31, 1999, and except as set forth in
Schedule 4.8(b):

      The Company has not:

                  (i) declared, set aside, paid, or made any dividend or other distribution on or in respect of any shares of its capital stock or directly or indirectly redeemed, retired, purchased, or otherwise acquired any such shares or any option, warrant, conversion privilege, preemptive right, or other right or agreement to acquire the same or any other securities convertible into or evidencing the right to purchase or otherwise acquire the same;

                  (ii)  made any amendments to its Articles of
Incorporation or Bylaws:

                  (iii) made any change in the number of shares of its capital stock authorized, issued, or outstanding or authorized, issued, granted, or made any option, warrant, conversion privilege, preemptive right, or other right or agreement to acquire the same or any other securities convertible into or evidencing the right to acquire the same;

                  (iv)  incurred any indebtedness for borrowed
money other than pursuant to the Company's relationship with Synnex Information Technologies, Inc., which borrowings shall not exceed at any one time $1,500,000 in the aggregate or such greater amount as the Company's board determines appropriate;

                  (v)   incurred any obligation or liability
(contingent or otherwise) except (i) normal trade or business obligations incurred in the ordinary course of business, the performance of which will not, individually or in the aggregate, have a Company Material Adverse Effect and (ii) obligations under the contracts, agreements and leases described in Schedule 4.9, the


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                                Page 179 of 303
performance of which will not, individually or in the aggregate, have a Company Material Adverse Effect;

                  (vi)  discharged or satisfied any lien or
encumbrance or paid any obligations or liability (fixed or contingent) other than current liabilities paid to unrelated parties, wages paid to officers and employees and director's fees paid to directors, each in the ordinary course of business;

                  (vii) mortgaged, pledged, or been subjected to any lien, charge, or other encumbrance any of its respective properties or assets (tangible or intangible) except liens for current property taxes not yet due and payable.

                  (viii)sold, assigned, leased, transferred or otherwise disposed of, or agreed to sell, assign, lease, transfer or otherwise dispose of, any of its tangible assets other than sales of inventory in the ordinary course of business;

                  (ix) sold, assigned, licensed, transferred, or otherwise disposed of, or agreed to sell, assign, license, transfer or otherwise dispose of, any of its patents, inventions, shop rights, know-how, trade secrets, confidentiality agreements and confidential information, registered and unregistered trademarks, service marks, logos, corporate names, trade names, and other trademark rights, trade dress, or other designations or combinations of such designations that are distinctive of goods or services and that are used in a manner that identifies those goods or services and distinguishes them from the goods or services of others, works of authorship and any registered or unregistered copyright therein, Software or Documentation (as defined in Section 4.9(e)), or other intangible assets, and all registrations for, and applications for registration of, any of the foregoing (collectively, "Proprietary Rights") or disclosed any of its confidential Proprietary Rights to any person (other than Parent);

                  (x) entered into any transaction, contract, or commitment other than in the ordinary course of business;

                  (xi)  made any capital expenditures or any
commitment therefor in excess of $1,000,000 in the aggregate;

                  (xii) entered into any employment or consulting agreement or arrangement, or, except for normal bonuses pursuant to and consistent with existing plans or programs, or wages or salary increases consistent with past practices, granted or paid any bonus, or made or granted any general wage or salary increase or any specific increase in the wages or salary of any employee;



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



                  (xiii)suffered any casualty loss or damage, whether or not such loss or damage shall have been covered by insurance, which would constitute a Company Material Adverse
Effect.

                  (xiv) canceled or compromised any debt or claim except for adjustments made in the ordinary course of business that, in the aggregate, are not material, or waived or released any rights that are material;

                  (xv)  terminated, amended, or modified any
agreement or instrument described in Schedule 4.9;

                  (xvi) entered into any transaction with any stockholder, officer, director, or key employee of the Company or any affiliate of any such person other than the payment of wages and salaries and other benefits under employee benefit plans;

                  (xvii)made any loans or advances to, guaranties for the benefit of, or investments in, any person (other than customary travel advances in accordance with past practices);

                  (xviii) made cash charitable contributions in excess of $5,000 in the aggregate or any political contributions;

                  (xix) lost any supplier or suppliers which loss or losses, individually or in the aggregate, has had, or could reasonably be expected to have, a Company Material Adverse Effect;

                  (xx) merged or consolidated with, or acquired all or substantially all of the assets, capital stock, or business of any other person;

                  (xxi) introduced any material change with respect to the operation of its business, including its method of accounting, which could amount to a Company Material Adverse
Effect;

                  (xxii)agreed or committed to do any of the things described in this Section 4.8.

      4.9 LIST OF PROPERTIES, CONTRACTS, ETC. Schedule 4.9 sets forth a true and complete list of the following:

            (a) all leases of real property to which the Company is a party, identifying the parties thereto and including in each case a brief description of the property covered thereby, the annual rental rate, and the termination date (all real property covered by such leases being referred to herein as the "Company Real
Property");


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                                Page 181 of 303

            (b) all leases of personal property to which the Company is a party, that (i) provide for future annual payments in excess of $100,000 or (ii) were entered into other than in the ordinary course of business, identifying the parties thereto and including in each case, a brief description of the property covered thereby, the annual rental rate and the termination date and identifying any such leases with respect to which the obligations thereunder, in accordance with GAAP, would be required to be capitalized on a balance sheet of the Company or for which the amount of the asset and liability thereunder, as if so capitalized, would be required to be disclosed in a note to such balance sheet;

            (c) all addresses at which inventory or other property of the Company is located;

            (d) all Proprietary Rights, if any, used in the business or operations of the Company; identifying the owner thereof and in the case of any license, the parties thereto, the method of compensating the licensor thereunder and the termination date;

            (e) all Software and Documentation owned by the Company or used in and material to the business or operations of the Company, identify the owner thereof. As used herein: (i)
"Software" means all computer programs, in machine-readable object code and any and all corresponding source code, and includes, without limitation: any and all printed listings, file formats, interface or operating system designs, application programs, structure, architecture, libraries, tools, functions, subroutines, and all components, portions or modules thereof, and (ii) "Documentation" means all user manuals, handbooks, on-line materials, development tools, specifications and any other written or machine readable materials relating in any way to the Software, and includes, without limitation: any and all Software specifications; programmer's or developer's notes, and engineering or system design notes; instructions for compiling or decompiling; and all pseudo-code, algorithms, diagrams or flow charts whether or not directly incorporated in the Software. The list on Schedule
4.9 describes the extent to which the listed Software owned by the Company is proprietary to the Company; if any such Software requires the use of development tools, routines, libraries or the like ("tools") that are not proprietary to the Company, such tools are identified in Schedule 4.9; and if any such Software, or any portion thereof, is required by law or any agreement to be dedicated to the public, owned or co-owned, or licensed or otherwise authorized for use by the public or any other person, such requirements are described in Schedule 4.9;

            (f) all employment and consulting agreements covering any employee of, or consultant to, the Company;



                                     15


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



            (g) the names and current annual or monthly compensation rates of all employees of the Company;

            (h) all deferred compensation agreements, employee stock option plans, group life, hospitalization or disability insurance, severance policies and other plans and arrangements providing benefits for employees of the Company;

            (i) all standard and non-standard product warranty terms and conditions applicable to goods and services sold by the Company;

            (j) all insurance coverage that relates to or covers the properties, assets, business, or operations of the Company, including all policies or binders of fire, liability, vehicular, title, workers' compensation, and other insurance, specifying the insurer, the type of coverage, the amount of coverage, any applicable deductibles, the expiration date and the policy number;

            (k) all documents pertaining to the environmental conditions (actual, potential, or threatened) of any real property owned or leased by the Company including, without limitation, all environmental reports, assessments, and audits and all notices, orders, permits, or any other documents from any governmental authority that refer or relate to any environmental condition of the Company Real Property or any personal property owned or leased by the Company or that relate to any actual or potential liabilities or obligations arising out of such environmental conditions;

            (l) the names and ages of all retired employees and all employees on long-term disability of the Company who are entitled to receive health benefits, if any;

            (m) all bank accounts and safe deposit boxes of the Company, indicating the names of the persons authorized to draw thereon;

            (n) all agreements of the Company with sales representatives, distributors, authorized service centers or other customers;

            (o) all loan agreements, credit agreements, indentures, and other documents or instruments relating to the borrowing of money by the Company and all promissory notes and other evidences of indebtedness of the Company, including without limitation, all such documents and instruments relating to or evidencing any stockholder loans to the Company;



                                     16


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



            (p) all guaranties of obligations of the Company under all loan agreements, leases, and other documents and instruments to which the Company is a party or by which it is bound, by any officer or director of the Company or any affiliate of any of the foregoing; and

            (q) all other contracts, agreements or commitments of the Company that (i) provide for future annual payments by the Company in excess of $150,000 or (i) were entered into other than in the ordinary course of business. True and correct copies of all documents, including all amendments thereto, referred to above have been delivered or made available to the Parent (collectively, the "Material Contracts"). Each Material Contract is a valid obligation of and enforceable against the Company and, to the Company's knowledge, the other parties thereto, in accordance with its terms for the period stated therein. There is no existing material breach, default, or event of default by the Company or, to the knowledge of the Company, by any other party, under any Material Contract. There is no event that with notice or lapse of time would constitute a default by the Company under any Material Contract, nor has any party thereto given notice of or made a claim with respect to any breach or default. To the Company's knowledge, there are no material deficiencies in the Company's performance under any Material Contract. The Company does not have any knowledge of any existing laws, regulations, or decrees, that materially and adversely affect, or may materially and adversely affect any of the Material Contracts or that would have a Company Material Adverse Effect. Except as set forth in Schedule 4.9, no third party consents to the execution, delivery, and consummation of this Agreement, the documents contemplated hereby or the transactions contemplated herein are required pursuant to the terms of any Material Contract. Except as set forth in Schedule 4.9, each employment agreement to which the Company is a party is in full force and effect, and neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby shall cause or result in any default, termination, or acceleration of any provision in any such employment agreement or give rise to the obligation of the Company to make any severance or change of control payment.

      4.10  TITLE TO ASSETS.  Except as set forth in Schedule
4.10, the Company has good title, free and clear of all liens, charges, and encumbrances (except for (a) liens for non-delinquent taxes and assessments, (b) liens of landlords and other lessors arising under statute, and (c) other liens, claims and encumbrances or charges that do not materially detract from the value of, or impair the use, occupancy or ownership of, the assets and properties of the Company) to, or a valid leasehold interest in, all of the personal property (i) reflected on the Company Balance Sheet or acquired by the Company subsequent to the date thereof

(other than assets that have been sold or otherwise disposed of in the ordinary course of business since the date of the Company Balance Sheet) or (ii) used in the business or operations of the Company. Neither the Company nor any predecessor to the Company has owned, leased, or operated any real property other than the Company Real Property.

      4.11 ADEQUACY OF ASSETS. The Company owns or has a valid leasehold interest in all assets, real and personal properties, contract rights and licenses necessary for the continued operation of the Company in substantially the same manner in which it has been and is now operating and for the future operation of the Company as presently contemplated. Except as set forth on Schedule 4.11: (a) the Company owns or has the right to use pursuant to license, sublicense, agreement, or permission all Proprietary Rights necessary for the operation of the business of the Company as presently conducted, (b) each Proprietary Right owned or used by Company immediately prior to the Effective Time hereunder will be owned or available for use by Company on identical terms and conditions immediately subsequent to the Effective Time hereunder, and (c) Company has taken all necessary action to maintain and protect each Proprietary Right that it owns or uses.

      4.12  CONDITION OF INVENTORY, PROPERTY AND EQUIPMENT.
Schedule 4.12 sets forth a list of the fixed assets of the Company. The inventory of the Company consists of items of quality and quantity usable and saleable in the ordinary course of business of the Company, except for items reserved against or written off on the Company Balance Sheet. All property, plant, and equipment used by the Company in the conduct of its business has been maintained in accordance with standard industry practices and is in good operating condition and repair, ordinary wear and tear excepted, and there are no material defects in such property, plant, or equipment.

      4.13 LITIGATION. To the knowledge of the Company, there are no claims, actions, suits, investigations, or proceedings (public or private) pending against or affecting the Company or any of its properties or assets, at law or in equity, before or by any federal, state, municipal, or other governmental or non-governmental department, commission, board, bureau, agency, court, or other instrumentality, or arbitrator or by any private person or entity. To the knowledge of the Company, there are no claims, actions, suits, investigations, or proceedings (public or private) threatened against or affecting the Company or any of its properties or assets, at law or in equity, before or by any federal, state, municipal, or other governmental or non-governmental department, commission, board, bureau, agency, court, or other instrumentality, or arbitrator or by any private person or entity, except for any of the foregoing which would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. To the knowledge of the Company, there are no existing orders, judgments, settlements, injunctions, or decrees of any court or governmental agency that apply to the Company or any of its assets, properties, business, or operations solely by replacement of products or adjustment or refunding of purchase price or substantially equivalent credit on future orders) that, in the aggregate, would not have a Company Material Adverse Effect. The Company has not entered into any settlement agreements relating to the compromise or dismissal of any litigation involving the Company or any of its properties or assets. Nothing contained in any settlement agreement to which the Company is a party prevents the Company in any way from carrying out its business as now conducted or as presently contemplated to be conducted, in any market, geographical area, or application, or interferes with the Company's utilization of its Proprietary Rights.

      4.14  TAXES.  All Taxes (as hereinafter defined under this
Section 4.14) required to be filed by the Company have been timely filed and are true, correct, and complete in all material respects, and all Taxes payable pursuant thereto have been timely paid or appropriate extensions have been filed for such periods. No deficiency or adjustment in respect of any Taxes that was assessed against the Company remains unpaid and no such claim or assessment is pending or, to the knowledge of the Company, threatened. The Company has made all withholding of Taxes required to be made under all applicable federal, state, and local tax regulations and such withholdings have either been paid on a timely basis to the respective governmental agencies or set side in accounts for such purpose or accrued, reserved against and entered upon the books of the Company. There are no outstanding agreements or waivers extending the statutory period of limitations applicable to any tax return or tax liability of the Company, and to the knowledge of the Company, there is no proposed liability for any Taxes for which there is not an adequate reserve reflected on the Company Balance Sheet. The Company has not filed any consent with the Internal Revenue Service described in Section 341(f) of the Code. The Company does not reasonably expect any authority to assess any additional Taxes for any period for which Tax returns have been filed. There is no dispute or claim concerning any Tax liability of the Company either (i) claimed or raised by any authority in writing, or (ii) as to which the Company has knowledge. The Company has delivered to Parent correct and complete copies of all federal and state income Tax returns of the Company, examination reports and statements of deficiencies assessed against or agreed to by the Company. The Company is not a party to any Tax allocation or sharing agreement. The Company has not been a member of an affiliated group filing federal income Tax Returns, and does not have any liability for the Taxes of any person (other than the Company) under Treas. Reg. Section 1.1502-6 or any similar provision of state, local or foreign law, as a transferee or successor, by contract or otherwise. No item of income attributable to transactions occurring on or before the Effective Time will be required to be included in taxable income by the Company in a subsequent taxable year by reason of the Company reporting income on the installment sales method of accounting, the cash method of accounting, the completed contract method of accounting or the percentage of complete-capitalized cost method of accounting. The Company has not made, and is under no obligation to make, payments that are or, if made, would be, "parachute payments" under Section 280G of the Code, and no such obligation will arise as a result of this Agreement or other agreements entered into in connection with this Agreement. "Taxes" shall mean all federal, state, county, local, foreign and other taxes and governmental assessments, including but not limited to, income taxes, estimated taxes, withholding taxes, transfer taxes, excise taxes, sales taxes, real and personal property taxes, ad valorem taxes, payroll-related taxes, employment taxes, franchise taxes and import duties, together with any related liabilities penalties, fines or additions to tax and interest.

      4.15  PROPRIETARY RIGHTS.

            (a)   Except as set forth on Schedule 4.15(a):

                  (i) to the Company's knowledge, the Company has not interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Proprietary Rights of third parties, (ii) the Company (and its employees with responsibility for Proprietary Rights matters) has not received any written charge, complaint, claims, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that the Company must license or refrain from using any Proprietary Rights of any third party), (iii) to the Company's knowledge (and employees with responsibility for Proprietary Rights matters), there is no basis for any as-yet unasserted charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that the Company must license or refrain from using any Proprietary Rights of any third party), or (iv) to the Company's knowledge (and employees with responsibility for Proprietary Rights matters), no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Proprietary Rights of the Company.

            (b) Schedule 4.15(b) identifies each Proprietary Right that the Company owns. Schedule 4.15(b) also identifies each registration that has been issued to the Company with respect to any of its Proprietary Rights, identifies each pending application for registration that the Company has made with respect to any of its Proprietary Rights, identifies each item of copyrightable Proprietary Rights (whether or not registration has been sought), and identifies each license, agreement, or other permission which the Company has granted to any third party with respect to any of its Proprietary Rights and all agreements relating to any of the Software owned by the Company, including any service, nondisclosure or escrow agreements (together with any exceptions). The Company has delivered to the Parent correct and complete copies of all such patents, registrations, applications, licenses, agreements, and permissions (as amended to date). Schedule 4.15(b) also identifies each trade name or unregistered trademark used by the Company in connection with its business. Except as set forth in Schedule 4.15(b), with respect to each Proprietary Right required to be identified in Schedule 4.15(b) and with respect to each item of copyrightable Proprietary Rights (whether or not identified in Schedule 4.15(b)):

                  (i) the Company possesses all right, title, and interest in and to the Proprietary Right, free and clear of any lien, license, or other restriction;

                  (ii)  the Proprietary Right is not subject to
any outstanding injunction, judgment, order, decree, ruling, or charge; and

                  (iii) no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or, to the knowledge of the Company, threatened, that challenges the legality, validity, enforceability, manufacture, use or the ability to authorize the use (including use by way of reproduction of copies, distribution of copies, preparation of derivative works, public performance or display, or any other use of any kind or nature), sale or ownership of the Proprietary Right; and

            (c) Schedule 4.15(c) identifies each Proprietary Right that any third party owns and that the Company uses pursuant to license, sublicense, agreement, or permission. The Company has delivered to the Parent correct and complete copies of all such licenses, sublicenses, agreements, and permissions (as amended to date). Except as set forth on Schedule 4.15(c), with respect to each Proprietary Right required to be identified in Schedule 4.15(c):

                  (i)   the license, sublicense, agreement, or
permission covering the Proprietary Right is legal, valid, binding, enforceable against the Company and, to the Company's knowledge, against the other parties thereto, and in full force and effect;

                  (ii)  the license, sublicense, agreement, or
permission will continue to be legal, valid, binding, enforceable against the Company and, to the Company's knowledge, against the other parties thereto, and in full force and effect on identical terms following the Effective Time;

                  (iii) to the Company's knowledge, no party to the license, sublicense, agreement, or permission is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default or permit termination, modification, or acceleration thereunder;

                  (iv)  no party to the license, sublicense,
agreement, or permission has repudiated in writing any provision thereof;

                  (v)   with respect to each sublicense, the
representations and warranties set forth in subsections (i) through
(iv) above are true and correct with respect to the underlying license;

                  (vi)  the underlying Proprietary Right is not
subject to any outstanding injunction, judgment, order, decree, ruling, or charge;

                  (vii) no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or, to the Company's knowledge, threatened, that challenges the legality, validity, or enforceability of the underlying Proprietary Right;

                  (viii)the Company has not granted any sublicense or similar right with respect to the license, sublicense, agreement, or permission; and

                  (ix)  no such licenses, agreements or
permissions commit the Company to continued maintenance, support, improvement, upgrade or similar obligation with respect to any of the Proprietary Rights, which obligation cannot be terminated by the Company upon notice of ninety (90) days or less.

            (d) Schedules 4.15(b) and 4.15(c) identify every Proprietary Right used by the Company in the conduct of its business. Except as set forth in Schedule 4.15(b), all Software owned by the Company performs substantially as described in all Documentation for such Software insofar as such Documentation has to do with the performance, specifications or design of such Software.

      It is understood and agreed that "Software owned by the Company" shall include all Software owned by the Company, whether developed in house by the Company or purchased by the Company from any third party.

      4.16 ROYALTIES. All royalties, license fees, and other fees relating to the Company's use of Proprietary Rights have been or will be paid in full as and when due. Except as set forth in
Schedule 4.16, to the Company's knowledge, the method used by the Company to calculate all royalties, license fees, and other fees relating to the Company's use of Proprietary Rights is correct and accurate and in accordance with the terms of any agreements the Company has with any third party relating to the use of such party's Proprietary Rights.

      4.17  YEAR 2000 COMPLIANCE.  Except as set forth on
Schedule 4.17, the Company has undertaken no independent investigation concerning whether any system, comprised of software, hardware, databases, or embedded control systems (microprocessor controlled, robotic or other device), that constitutes any part of, or is used in connection with the use, operation or enjoyment of any material tangible or intangible asset or real property of the Company and each product licensed, sold or otherwise distributed by the Company, including software, hardware, databases, or embedded control systems) (a) is designed (or has been modified) to be used prior to and after January 1, 2000, or (b) will operate without error arising from the creation, recognition, acceptance, calculation, display, reporting, storage, retrieval, accessing, comparison, sorting, manipulation, processing or other use of dates, or date-based, date-dependent or date-related data, including but not limited to century recognition, day-of-the-week recognition, leap years, date values and interfaces of date functionalities.

      4.18  LABOR RELATIONS.  There are no material
controversies to the knowledge of the Company, between the Company and any of its respective employees, former employees, or applicants for employment. The Company has complied in all respects with all laws relating to the employment of labor, including any provisions thereof relating to wages, hours, equal employment opportunity, collective bargaining, federal immigration law, and the payment of social security and similar taxes, except as would not be reasonably expected to have a Company Material Adverse Effect. The Company is not liable for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing. None of the employees of the Company are covered by any collective bargaining agreement and, to the knowledge of the Company, there are no organizational efforts currently being made or threatened involving any employees of the Company. All employee severance or change of control policies covering any employee of the Company are described in Schedule 4.18 and no such employee is entitled to any severance or change of control benefits not described therein.

      4.19  CERTAIN EMPLOYEE MATTERS.

            (a) Except as set forth on Schedule 4.19(a), all current and former members of management, key (including sales and recruiting) personnel and consultants (whether employees or independent contractors) of the Company have executed and delivered to the Company a confidential information agreement restricting such person's right to disclose confidential information of the Company. Except as set forth on Schedule 4.19(a), all such members of management, key personnel and consultants of the Company have been party to a "work-for-hire" arrangement or proprietary rights agreement with the Company pursuant to which either (i) in accordance with applicable federal and state law, the Company has been accorded full, effective, exclusive and original ownership of all tangible and intangible property thereby arising or (ii) there has been conveyed to the Company by appropriately executed instruments of assignment full, effective and exclusive ownership of all tangible and intangible property thereby arising. No employee, agent, consultant or contractor of the Company who has contributed to or participated in the conception and development of proprietary rights of the Company has asserted in writing or, to the Company's knowledge, threatened any claim against the Company in connection with such person's involvement in the conception and development of the proprietary rights of the Company and, to the knowledge of the Company, no such person has a reasonable basis for any such claim.

            (b) Schedule 4.19(b) identifies all employees, independent contractors and other personnel of the Company, their respective rates of pay at the date hereof, and, with respect to all consultants (employees or independent contractors), the billing rate of each such consultant. Unless otherwise noted on Schedule 4.19(b), each of the Company's personnel identified on Schedule 4.19(b) is working full time and none of such personnel has expressly stated that he or she intends to resign or cease working with the Company after the Closing. Other than increases granted in the ordinary course of business, the Company has not committed to increase in any manner the compensation of any of its personnel beyond the amount identified on Schedule 4.19(b).

      4.20 TRANSACTIONS WITH AFFILIATES. Except as set forth in Schedule 4.20, the Company is not a party to any contract, lease, agreement, or other commitment with any officer, director, or stockholder of the Company or any affiliate of any such person, and there are no loans outstanding from the Company to, or to the Company from, any such person or any affiliate of any such person.

      4.21 PERMITS; COMPLIANCE WITH LAWS. Schedule 4.21 contains a true, correct, and complete list of all permits, licenses, consents, and authorizations of any government or governmental authority held by the Company. Except as set forth in
Schedule 4.21, the Company holds all permits, licenses, consents, and authorizations issued by any government or governmental authority that are necessary for the conduct of its business, except for any failure to hold that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. The Company has not received any written notice of any violation of any law, ordinance, regulation, or order applicable to the Company or the business conducted by it. The conduct of the business of the Company, as presently conducted, complies with all applicable laws, ordinances, regulations, and orders, including, but not limited to, all laws, ordinances, regulations or orders relating to the exportation or importation of Products, except for any noncompliance that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

      4.22 ENVIRONMENTAL MATTERS. To the knowledge of the Company, there has been no "release or threatened release of a hazardous substance" (as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA")) or any other release, emission, disposal, or discharge into the environment or any use, storage, transport or handling (collectively, "activities") of Hazardous Material (as defined below) on, under, about, or from the Company Real Property other than those activities that have not resulted and could not reasonably be expected to result in any material liability on the part of the Company. To the knowledge of the Company, all "hazardous waste" (as defined in the Resource Conservation and Recovery Act of 1976, as amended ("RCRA") and the regulations thereunder) generated at the Company's Real Property have been disposed of at sites that maintain valid permits under RCRA and any other applicable Environmental Requirement (as defined below). To the knowledge of the Company, there are no underground tanks, PCBs, or asbestos containing materials on the Company Real Property. The Company does not have any written notice of any pending formal or informal assertion by any governmental agency or other person that the Company or subsidiaries or any predecessor business or owner or operator of the Company Real Property may be a responsible or potentially responsible party in connection with any violation or obligation arising under any Environmental Requirement at any site or facility (including the Company Real Property itself.) "Hazardous Material" shall mean any substance (i) the presence of which requires reporting, investigation or remediation under any applicable statute, regulation, ordinance or order; or (ii) which is defined as a "hazardous waste," "hazardous substance," pollutant or contaminant under any statute, regulation, rule, or ordinance of any governmental authority having jurisdiction; or (iii) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is regulated by any governmental authority having jurisdiction. "Environmental Requirement" shall mean all applicable statutes, laws, regulations, rules, ordinances, codes, licenses, permits, orders, standards, guidelines, policies, and similar items of any governmental authority having jurisdiction and all applicable judicial, administrative, and regulatory decrees, judgments, and orders and common law relating to the protection of human health or the environment including, without limitation, all requirements pertaining to the reporting, licensing, permitting, use, handling, generation, storage, treatment, transportation, disposal, release, discharge, investigation, and remediation of Hazardous Material.

      4.23 ADVERSE AGREEMENTS. The Company is not a party to or subject to any contract, agreement, or commitment or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree law, rule, or regulation that would have, or could reasonably be expected to have, a Company Material Adverse Effect.

      4.24 FEES. Except as set forth in Schedule 4.24, there are no claims for legal, accounting, financial advisory, or investment bankers' fees, brokerage commissions, finders' fees, or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Company.

      4.25 BOOKS AND RECORDS. Except as set forth in Schedule 4.25, the financial books, records, and work papers of the Company are complete and correct in all material respects, have been maintained in accordance with good business practice and accurately reflect the bases for the consolidated financial condition and results of operations of the Company set forth in the financial statements referred to in Section 4.6 hereof.

      4.26 ERISA. Neither the Company nor any trade or business (whether or not incorporated) under common control with such Person within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code) (an "ERISA Affiliate") of the Company maintains or contributes to or is obligated to contribute to, and has ever maintained or contributed to or been obligated to contribute to, (i) any "multiemployer plan," within the meaning of
Section 4001 (a)(3) of the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated and rulings issued thereunder ("ERISA"), to which any person or any ERISA Affiliate of such person makes, is making, or is obligated to make contributions or, during the preceding three calendar years, has made, or been obligated to make, contributions (a "Multiemployer Plan"), (ii) any single employer plan, as defined in Section 4001
(a)(15) of ERISA, that (a) is maintained for employees of a person or any ERISA Affiliate of such person and at least one person other than such person and any ERISA Affiliate of such person or (b) was so maintained and in respect of which such person or an ERISA Affiliate of such person could have liability under Section 4064 of ERISA in the event such plan has been or were to be terminated (a "Multiple Employer Plan") or (iii) except as set forth in Schedule 4.26, any employee benefit plan (as defined in Section 3(3) of ERISA) sponsored or maintained by the Company or to which the Company makes, is making, or is obligated to make contributions (a "Plan"), including but not limited to a Pension Plan (as defined below). With respect to the Plan(s) disclosed in Schedule 4.26:

            (a) Each such Plan is in compliance in all material respects applicable provisions of ERISA, the Code, and other federal or state law. Any such Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the knowledge of the Company, nothing has occurred that would cause the loss of such qualification. The Company and each ERISA Affiliate of the Company has made all required contributions to any such Plan subject to
Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any such Plan.

            (b) There are no pending claims (other than routine claims for benefits) or, to the knowledge of the Company, threatened claims, actions, or lawsuits, or action by any governmental authority, with respect to any such Plan, and there has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any such Plan.

            (c)   (1)   the execution of, and the performance of the
transactions contemplated in, this Agreement will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any Plan that will or is reasonably expected to result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any employee;

                  (2) no such Plan which constitutes a Pension Plan (as defined below) has any Unfunded Pension Liability (as defined below); (3) neither the Company nor any ERISA Affiliate of the Company has incurred, or reasonably expects to incur, any material liability under Title IV of ERISA with respect to any such Plan which constitutes a Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (4) neither the Company


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nor any ERISA Affiliate of the Company has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (5) neither the Company nor any ERISA Affiliate of the Company has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.
"Pension Plan" shall mean a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA that a person sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a Multiple Employer Plan has made contributions at any time during the immediately preceding five (5) plan years. "Unfunded Pension Liability" shall mean the excess of a Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

      4.27 INSURANCE. The business, properties, and employees of the Company are insured by the insurers or through the funds and with the types and amounts of insurance (including, but not limited to, property, product liability, automobile, workers compensation, business interruption, and excess indemnity insurance) set forth in
Schedule 4.27 (the "Company Insurance Coverage"). To the Company's knowledge, the Company Insurance Coverage is in such amount and on such terms as to adequately cover the risks attendant to the Company's business. The Company has not been denied coverage by any insurance carrier or has failed or currently fails to maintain any insurance coverage that may be required by the laws of the states in which the Company sells or manufactures Products or provides services. The premiums due on the Company Insurance Coverage that covers calendar year 1998, if any, have been paid in full and the premiums due for the period from January 1, 1999 to the Effective Time have been or will be paid in full as and when due. All such insurance complies in all material respects with the terms of each of its leases and each of the mortgages, deeds of trust, service agreements with third parties and/or loan agreements to which the Company is a party.

      4.28 DISCLOSURE. To the Company's knowledge, no representation or warranty by the Company in this Agreement and no statement contained in any document, certificate, or other writing prepared by the Company or its representatives and furnished by the Company to Parent pursuant to the provisions hereof, affirmatively misstates a material fact or omits a material fact necessary for such document, certificate, or writing to be, in good faith, accurately and completely responsive in all material respects to the purpose identified by the Parent to the Company for which such information was furnished by the Company to the Parent.



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      4.29  INVESTMENT REPRESENTATIONS OF PRINCIPAL SHAREHOLDERS.

            (a) Each Principal Shareholder has such knowledge and experience in financial and business matters, either alone or with Principal Shareholders' professional advisors, that he or she is capable of evaluating the merits and risks of the acquisition of the Parent Stock.

            (b) Each Principal Shareholder is a resident of the State of California.

            (c) Each Principal Shareholder has received copies of the following documents of the Parent: (i) Form 10-KSB reports filed with the SEC for 1998; (ii) Form 10-QSB reports filed with the SEC in 1998 and 1999; and (iii) all Form 8-K reports filed with the SEC since January 1, 1999.

            (d) Each Principal Shareholder has been furnished with a list of each exhibit to the reports described in paragraph (c) above and each has been offered a copy of all such exhibits as requested by each Principal Shareholder.

            (e) Each Principal Shareholder is acquiring Parent Stock pursuant to this Agreement for such Shareholder's own account, not as a nominee or agent. No one else has any interest, beneficial or otherwise, in any of such Parent Stock.

            (f) Each Principal Shareholder is able to bear the economic risk of such an investment in the Parent Stock, is aware that such Principal Shareholder must be prepared to hold such Parent Stock for an indefinite period and is aware that the Parent Stock has not been registered under the Act, or registered or qualified under the Corporate Law, or any other securities law, on the grounds, among others, that no unregistered distribution or public offering of Parent Stock is to be effected and the Parent Stock is being issued by the Parent without any public offering within the meaning of Section 4(2) of the Act.

            (g) Without in any way limiting the representations herein, each Principal Shareholder further agrees that such Principal Shareholder shall not encumber, pledge, hypothecate, sell, transfer, or assign any shares of Parent Stock or any interest in them, unless and until prior to any proposed transaction (i) a registration statement on Form S-3 (or any other form appropriate for the purpose or replacing such form) under the Act with respect to the shares proposed to be transferred or otherwise disposed of shall be then effective; (ii) such Principal Shareholder shall have furnished the Parent with an opinion of counsel (obtained at such Principal Shareholder's expense) in form and substance satisfactory to the Parent to the effect that such


                                     29


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



disposition will not required registration of any such shares under the Act or qualification of any such shares under any other securities law; or (iii) Rule 144 under the Act is available with respect to such transaction.

            (h) Each Principal Shareholder understands and agrees that the shares of Parent Stock will be "restricted securities" as that term is defined in Rule 144 under the Act and, accordingly, that it must be held indefinitely unless it is subsequently registered under the Act or an exemption from such registration is available.

      4.30 SUBSIDIARY. The Subsidiary, AMT Component, Inc., is a wholly owned subsidiary and is the Company's only subsidiary. The Company owns all right, title and interest in and to each issued and outstanding shares of AMT Component, Inc.

      4.31 AUTHORIZATION. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company or the Principal Shareholders of the transactions contemplated hereby require no consents of any party and no action by or in respect of, or filing with, any governmental body, agency, official or authority other than (a) the filing of the Certificate of Merger in accordance with the Corporate Law, (b) compliance with any applicable requirements of the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or Blue Sky laws, and (c) any other filings, approvals or authorizations, which, if not obtained, would not, individually or in the aggregate, have a material adverse effect on the Company or materially impair the ability of the Company or the Principal Shareholders to consummate the transactions contemplated by this Agreement.

                                  ARTICLE V
           REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

      The Parent and the Merger Sub represent and warrant to the Company and the Principal Shareholders as of the date of this Agreement as follows:

      5.1   EXISTENCE; GOOD STANDING; CORPORATE AUTHORITY; COMPLIANCE
WITH LAW.

            (a) Each of the Parent and the Merger Sub and each and every subsidiary of the Parent (the "Subsidiaries") is a corporation duly incorporated, validly existing, and in good standing (including tax good standing) under the laws of its jurisdiction of incorporation. Each of the Parent, the Merger Sub and the Subsidiaries is duly licensed or qualified to do business as a foreign corporation and is in good standing under the laws of the jurisdictions listed in Schedule 5.1, which list contains all


                                     30


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



jurisdictions in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, in each case except as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect (as defined below in Section 5.9).

            (b) Each of the Parent, the Merger Sub and the Subsidiaries has all requisite corporate power and authority to own, operate, and lease its properties and carry on its business as presently conducted and as proposed to be conducted.

            (c) Each of the Parent, the Merger Sub and the Subsidiaries is not in violation of any law, ordinance, governmental rule or regulation to which it or any of its properties or assets is subject, except as would not, individually or in the aggregate, reasonably be expected to have a Parent
Material Adverse Effect, nor is the Parent in violation of any order, judgment, or decree of any court, governmental authority, or arbitration board or tribunal.

            (d) The copies of the Parent's Certificate of Incorporation and the Articles of Incorporation of the Merger Sub and the Subsidiaries and Bylaws of each entity, which have been delivered to the Company and the Principal Shareholders, include any and all amendments made thereto at any time prior to the date of this Agreement and are true, correct, and complete.

            (e) The Parent's and the Subsidiaries' corporate minute books are accurate as to their content and include therein the Certificates or Articles of Incorporation and Bylaws with any amendments thereto. The meetings of the directors or stockholders referred to in the corporate minute books were duly called and held. The signatures appearing on all documents contained in the corporate minute books are the true signatures of the persons purporting to have executed the same and no minutes of meetings or written consents of the directors or stockholders of the Parent or the Subsidiaries are omitted from such minute books that would contain any resolutions or other actions that would be inconsistent with any of the representations and warranties contained in Article
V hereof or prevent or limit any of the transactions contemplated by this Agreement. Schedule 5.1 sets forth a true and complete list of the names of all directors of the Parent and the names and offices held of all officers of the Parent and each subsidiary as the date hereof.

      5.2   AUTHORIZATION, VALIDITY AND EFFECT OF AGREEMENTS.

            (a) Each of the Parent, the Subsidiaries and Merger Sub has the requisite corporate power and authority to execute and deliver this Agreement and all agreements and documents contemplated hereby and thereby. Subject only to the approval of this Agreement and the transactions contemplated hereby by the stockholders of the Parent, the consummation by the Parent and Merger Sub of the transactions contemplated hereby has been duly authorized by all requisite corporate action of the Parent and the Merger Sub. This Agreement has been duly executed and delivered by the Parent and Merger Sub and, assuming the due authorization, execution and delivery by the Company and all agreements and documents contemplated hereby (when executed and delivered pursuant hereto for value received) will constitute, the valid and legally binding obligations of the Parent and Merger Sub enforceable in accordance with their respective terms.

            (b) The affirmative vote of the holders of a majority of the shares of the Parent Stock is necessary to approve the issuance by the Parent of the shares of the Parent Stock pursuant to the terms hereof. Such vote is the only vote required to approve the Merger.

      5.3 CAPITALIZATION. The authorized capital stock of the Parent consists of 20,000,000 shares of the Common Stock, $.03 par value, and 100,000 shares of blank check preferred stock, $.01 par value. Schedule 5.3 sets forth the number of shares of the Parent Stock issued and outstanding, and the number of shares of the Parent Stock issuable upon exercise of outstanding Parent Stock Options, each as of the Closing Date. There are no shares of preferred stock issued or outstanding and no commitment exists to issue any preferred stock. Schedule 5.3 correctly sets forth the name of each person who holds of record shares of the Parent Stock, the number of shares of Company Stock so held, and the number of whole shares of the Parent Stock to be issued in exchange for such shares of Parent Stock in connection with the Merger as of the date of this Agreement. No additional shares of capital stock of the Parent will be issued, except pursuant to the exercise of options outstanding under and vested or vesting in accordance with the terms of the Parent Stock Option plans or warrants set forth on
Schedule 5.3 hereof. The Parent has no outstanding bonds, debentures, notes, or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the stockholders of the Parent on any matter. All issued and outstanding shares of the Parent Stock are duly authorized, validly issued, fully paid, nonassessable, free of preemptive or rescission rights, and were issued in compliance with all applicable federal and state securities laws. Schedule 5.3 correctly sets forth the name of each person who holds or has rights to receive Parent Stock Options, the number of shares of Parent Stock issuable in respect of such Parent Stock Options, the exercise prices and terms of such Parent Stock Options, and whether or not such Parent Stock Options are intended to qualify as incentive stock options or non-statutory stock options. Except for the Parent Stock Options listed on
Schedule 5.3, there are not, at the date of this Agreement, any authorized, issued, or outstanding options, warrants, calls, subscriptions, convertible securities, conversion privileges, preemptive rights, or other rights, agreements, or commitments (whether or not presently exercisable) that obligate the Parent to issue, transfer, or sell any shares of capital stock or other securities convertible into or evidencing the right to purchase or otherwise acquire any capital stock of the Parent. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar plans, contracts, or rights with respect to the Parent that are effective as of the date hereof or that have been executed or agreed to as of the date hereof with an effective date after the date hereof. There are no stockholders' agreements, voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of the Parent to which the Parent is a party that are presently effective or have been executed or agreed to as of the date hereof or, to the best knowledge of the Parent, to which any officer or director of the Parent or any stockholder owned or controlled by such officer or director is or will be a party, except in accordance with the terms hereof. There are no restrictions upon the sale, voting, or transfer of any shares of Parent Stock pursuant to the Parent's Certificate of Incorporation, Bylaws, or other governing instruments (other than restrictions typically applicable to unregistered stock under the Securities Act). After the Effective Time, the Surviving Corporation will have no obligation to issue, transfer, or sell any shares of capital stock of the Parent or the Surviving Corporation pursuant to any Plan (as defined in Section 5.27). As used in this Agreement, the "knowledge" of a person shall mean the actual knowledge of an officer or senior manager of such person after reasonable investigation.

      5.4 OTHER INTERESTS. Except as set forth in Schedule 5.4, neither the Parent nor the Subsidiaries own, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust, or entity other than investments in short term investment securities.

      5.5 NO VIOLATION. Neither the execution and delivery by the Parent and Merger Sub of this Agreement and all agreements and documents contemplated hereby, nor the consummation by the Parent and Merger Sub of the transactions contemplated hereby or thereby in accordance with the terms hereof, will: (i) conflict with or result in a breach of any provisions of the Certificate of Incorporation, as amended, or Bylaws of the Parent or the Articles of Incorporation or Bylaws of Merger Sub; (ii) violate any law, statute, rule, regulation, judgment, or decree applicable to the Parent or the Merger Sub; (iii) except as set forth in Schedule 5.5 violate, conflict with, result in a breach of any provision of, constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, result in the termination or in a right of termination or cancellation of, accelerate the performance required by, result in the triggering of any payment or other obligations pursuant to, result in the creation of any lien, security interest, charge or encumbrance upon any of the properties of the Parent, the Merger Sub or the Subsidiaries under, or result in being declared void, voidable, or without further binding effect, any of the terms, conditions, or provisions of any note, bond, mortgage, indenture, loan agreement, deed of trust, or any license, franchise, permit, lease, contract, agreement or other instrument, commitment, or obligation to which the Parent, the Merger Sub or the Subsidiaries is a party, or by which the Parent, the Merger Sub or the Subsidiaries or any of its properties is bound or affected; (iv) violate any law, statute, rule, regulation, judgment, or decree applicable to the Parent, the Merger Sub or the Subsidiaries; or (v) other than the Regulatory Filings, require any consent, approval, or authorization of, or declaration, filing, or registration with, any governmental or regulatory authority.

      5.6 SEC DOCUMENTS. Since the date on which a registration statement with respect to the Parent Stock became effective with the SEC, the Parent has filed all forms, reports, and other documents (including all exhibits, schedules and annexes thereto) required to be filed by the Parent with the SEC (collectively, the "Parent Reports"). Except to the extent that information contained in any Parent Report has been revised or superseded by a later Parent Report filed and publicly available prior to the date of this Agreement, as of their respective dates, the Parent Reports
(a) were (and any Parent Reports filed after the date hereof will be) in all material respects in accordance with the requirements of the Act or the Exchange Act, as the case may be, and the rules and regulations promulgated thereunder, and (b) as of their respective filing dates did not (and any Parent Reports filed after the date hereof will not) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Parent included in such reports (or incorporated therein by reference) were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto and subject to normal year-end adjustments) and fairly present in all material respects the financial position of the Parent and its consolidated subsidiaries as of the dates thereof and the periods then ended.

      5.7 FINANCIAL STATEMENTS. The audited consolidated balance sheet and consolidated statement of operations as of and for the twelve months ended June 30, 1998, accompanied by the audit report of Drucker Math & Whitman, P.C., independent certified public accountants, which are attached hereto as EXHIBIT "5.7", were prepared in accordance with GAAP, consistently applied throughout the periods involved except as otherwise set forth therein and present fairly the financial condition of the Parent as of such date and the results of operations of the Parent for the year then ended. The unaudited consolidated balance sheet of the Parent as of March 31, 1999, and the related consolidated statement of operations for the nine months ended on such date, which are attached hereto as EXHIBIT "5.7", were prepared in accordance with GAAP consistently applied except as otherwise set forth therein and of such date and the results of operations of the Parent for the three months then ended, except that such interim financial statements are subject to normal year-end adjustments that are not and are not expected to be, individually or in the aggregate, material in amount and do not include certain notes which may be required by GAAP. The balance sheet of the Parent as of March 31, 1999, is referred to in this Agreement as the "Parent Balance Sheet."

      5.8 ABSENCE OF UNDISCLOSED LIABILITIES. Except as and to the extent reflected or reserved against in the Parent Balance Sheet or set forth in Schedule 5.8 at the date of the Parent Balance Sheet, the Parent did not have any obligation or liability of any kind whatsoever (whether accrued, absolute, contingent, unliquidated, civil, criminal, or otherwise and whether due or to become due), whether or not any such liability or obligation would have been required to be disclosed on a balance sheet prepared in accordance with GAAP, that, individually or in the aggregate, could have a Parent Material Adverse Effect. The Parent Balance Sheet has accurate accruals of all employee benefit costs, including, but not limited to, payroll, commissions, bonuses, retirement benefits and vacation accruals.

      5.9   ABSENCE OF CERTAIN CHANGES OR EVENTS.

            (a) Since March 31, 1999, no event or events have occurred, which individually or in the aggregate have had a Parent Material Adverse Effect, as hereafter defined, and there exists no condition or contingency that could reasonably be expected to result in a Parent Material Adverse Effect. A "Parent Material Adverse Effect" means a material adverse change in the business, properties, financial condition, results of operations, or prospects of the Parent, taken as a whole.

            (b) Since the date of the Parent Balance Sheet and except as set forth in Schedule 5.9(b), the Parent has not:

                  (i) declared, set aside, paid, or made any dividend or other distribution on or in respect of any shares of its capital stock or directly or indirectly redeemed, retired, purchased, or otherwise acquired any such shares or any option, warrant, conversion privilege, preemptive right, or other right or agreement to acquire the same or any other securities convertible into or evidencing the right to purchase or otherwise acquire the same;

                  (ii) made any amendments to its Certificate of Incorporation or Bylaws:

                  (iii) made any change in the number of shares of its capital stock authorized, issued, or outstanding or authorized, issued, granted, or made any option, warrant, conversion privilege, preemptive right, or other right or agreement to acquire the same or any other securities convertible into or evidencing the right to acquire the same;

                  (iv)  incurred any indebtedness or borrowed
money other than pursuant to the Parent's existing lines of credit set forth in Schedule 5.9(b)(iv), which borrowings shall not exceed the maximum amount thereunder in the aggregate;

                  (v)   incurred any obligation or liability
(contingent or otherwise) except (i) normal trade or business obligations incurred in the ordinary course of business, the performance of which will not, individually or in the aggregate, have a Parent Material Adverse Effect and (ii) obligations under the contracts, agreements and leases described in Schedule 5.10, the performance of which will not, individually or in the aggregate, have a Parent Material Adverse Effect;

                  (vi)  discharged or satisfied any lien or
encumbrance or paid any obligations or liability (fixed or contingent) other than current liabilities paid to unrelated parties, wages paid to officers and employees and director's fees paid to directors, each in the ordinary course of business;

                  (vii) mortgaged, pledged, or subjected to any lien, charge, or other encumbrance any of its respective properties or assets (tangible or intangible) except liens for current property taxes not yet due and payable.

                  (viii)sold, assigned, leased, transferred or otherwise disposed of, or agreed to sell, assign, lease, transfer or otherwise dispose of, any of its tangible assets other than sales of inventory in the ordinary course of business;



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                  (ix)  sold, assigned, licensed, transferred, or
otherwise disposed of, or agreed to sell, assign, license, transfer or otherwise dispose of, any of its patents, inventions, shop rights, know-how, trade secrets, confidentiality agreements and confidential information, registered and unregistered trademarks, service marks, logos, corporate names, trade names, and other trademark rights, trade dress, or other designations or combinations of such designations that are distinctive of goods or services and that are used in a manner that identifies those goods or services and distinguishes them from the goods or services of others, works of authorship and any registered or unregistered copyright therein, Software or Documentation (as defined in Section 5.10(e)), or other intangible assets, and all registrations for, and applications for registration of, any of the foregoing (collectively, "Proprietary Rights") or disclosed any of its confidential Proprietary Rights to any person (other than the Parent);

                  (x) entered into any transaction, contract, or commitment other than in the ordinary course of business;

                  (xi)  made any capital expenditures or any
commitment therefor in excess of $100,000 in the aggregate except as consented to by the Company;

                  (xii) adopted or made any change in any
executive compensation plan, bonus plan, incentive compensation plan, deferred compensation agreement, or other employee benefit plan or arrangement;

                  (xiii)entered into any employment or consulting agreement or arrangement, or, except for normal bonuses pursuant to and consistent with existing plans or programs, or wages or salary increases consistent with past practices, granted or paid any bonus, or made or granted any general wage or salary increase or any specific increase in the wages or salary of any employee;

                  (xiv) suffered any casualty loss or damage, whether or not such loss or damage shall have been covered by insurance;

                  (xv) canceled or compromised any debt or claim except for adjustments made in the ordinary course of business that, in the aggregate, are not material, or waived or released any rights that are material;

                  (xvi) terminated, amended, or modified any agreement or instrument described in Schedule 5.10;



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                                Page 204 of 303
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                  (xvii)entered into any transaction with any
stockholder, officer, director, or key employee of the Parent or any affiliate of any such person other than the payment of wages and salaries and other benefits under employee benefit plans in existence prior to June 30, 1998;

                  (xviii) made any loans or advances to, guaranties for the benefit of, or investments in, any person (other than customary travel advances in accordance with past practices);


                  (xix) made cash charitable contributions in excess of $5,000 in the aggregate or any political contributions;

                  (xx) lost any supplier or suppliers which loss or losses, individually or in the aggregate, has had, or could reasonably be expected to have, a Parent Material Adverse Effect;

                  (xxi) merged or consolidated with, or acquired all or substantially all of the assets, capital stock, or business of any other person;

                  (xxii)introduced any material change with respect to the operation of its business, including its method of accounting or accounting practice by Parent or any of the Subsidiaries;

                  (xxiii) agreed or committed to do any of the things described in this Section 5.10.

      5.10 LIST OF PROPERTIES, CONTRACTS, ETC. Schedule 5.10 sets forth a true and complete list of the following:

            (a) all leases of real property to which the Parent or the Subsidiaries is a party, identifying the parties thereto and including in each case a brief description of the property covered thereby, the annual rental rate, and the termination date (all real property covered by such leases being referred to herein as the "Parent Real Property");

            (b) all leases of personal property to which the Parent or the Subsidiaries are a party, that (i) provide for future annual payments in excess of $5,000 or (ii) were entered into other than in the ordinary course of business, identifying the parties thereto and including in each case, a brief description of the property covered thereby, the annual rental rate and the termination date and identifying any such leases with respect to which the obligations thereunder, in accordance with GAAP, would be required to be capitalized on a balance sheet of the Parent or for which the


                                     38
amount of the asset and liability thereunder, as if so capitalized, would be required to be disclosed in a note to such balance sheet;

            (c) all addresses at which inventory or other property of the Parent and the Subsidiaries is located;

            (d) all Proprietary Rights, if any, used in the business or operations of the Parent or the Subsidiaries; identifying the owner thereof and in the case of any license, the parties thereto, the method of compensating the licensor thereunder and the termination date;

            (e) all Software and Documentation owned by the Parent or the Subsidiaries or used in and material to the business or operations of the Parent or the Subsidiaries, identifying the owner thereof. As used herein: (i) "Software" means all computer programs, in machine-readable object code and any and all corresponding source code, and includes, without limitation: any and all printed listings, file formats, interface or operating system designs, application programs, structure, architecture, libraries, tools, functions, subroutines, and all components, portions or modules thereof, and (ii) "Documentation" means all user manuals, handbooks, on-line materials, development tools, specifications and any other written or machine readable materials relating in any way to the Software, and includes, without limitation: any and all Software specifications; programmer's or developer's notes, and engineering or system design notes; instructions for compiling or decompiling; and all pseudo-code, algorithms, diagrams or flow charts whether or not directly incorporated in the Software. The Software and Documentation owned by the Parent and the Subsidiaries, listed on Schedule 5.10, includes the copyright registration number of all registered copyrights therein. The list on Schedule 5.10 describes the extent to which the listed Software owned by the Parent or the Subsidiaries is proprietary to the Parent or the Subsidiaries; if any such Software requires the use of development tools, routines, libraries or the like ("tools") that are not proprietary to the Parent or the Subsidiaries, such tools are identified in Schedule 5.10; and if any such Software, or any portion thereof, is required by law or any agreement to be dedicated to the public, owned or co-owned, or licensed or otherwise authorized for use by the public or any other person, such requirements are described in Schedule 5.10;

            (f) all employment and consulting agreements covering any employee of, or consultant to, the Parent and the Subsidiaries;

            (g) the names and current annual or monthly compensation rates of all employees of the Parent and the Subsidiaries;



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            (h)   all deferred compensation agreements, employee stock
option plans, group life, hospitalization or disability insurance, severance policies and other plans and arrangements providing benefits for employees of the Parent and the Subsidiaries;

            (i) all standard and non-standard product warranty terms and conditions applicable to goods and services sold by the Parent and the Subsidiaries;

            (j) all insurance coverage that relates to or covers the properties, assets, business, or operations of the Parent and the Subsidiaries, including all policies or binders of fire, liability, vehicular, title, workers' compensation, and other insurance, specifying the insurer, the type of coverage, the amount of coverage, any applicable deductibles, the expiration date and the policy number;

            (k) all documents pertaining to the environmental conditions (actual, potential, or threatened) of any real property owned or leased by the Parent and the Subsidiaries including, without limitation, all environmental reports, assessments, and audits and all notices, orders, permits, or any other documents from any governmental authority that refer or relate to any environmental condition of the Parent Real Property or any personal property owned or leased by the Parent and the Subsidiaries or that relate to any actual or potential liabilities or obligations arising out of such environmental conditions;

            (l) the names and ages of all retired employees and all employees on long-term disability of the Parent and the Subsidiaries who are entitled to receive health benefits;

            (m) all bank accounts and safe deposit boxes of the Parent and the Subsidiaries, indicating the names of the persons authorized to draw thereon;

            (n) all agreements of the Parent and the Subsidiaries with sales representatives, distributors, authorized service centers or other customers;

            (o) all loan agreements, credit agreements, indentures, and other documents or instruments relating to the borrowing of money by the Parent and the Subsidiaries and all promissory notes and other evidences of indebtedness of the Parent and the Subsidiaries, including without limitation, all such documents and instruments relating to or evidencing any stockholder loans to the Parent and the Subsidiaries;

            (p) all guaranties of obligations of the Parent and the Subsidiaries under all loan agreements, leases, and other documents


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and instruments to which the Parent and the Subsidiaries is a party or by which it is bound, by any officer or director of the Parent and the Subsidiaries or any affiliate of any of the foregoing; and

            (q) all other contracts, agreements or commitments of the Parent and the Subsidiaries that (i) provide for future annual payments by the Parent and the Subsidiaries in excess of $5,000 or
(ii) were entered into other than in the ordinary course of business. True and correct copies of all documents, including all amendments thereto, referred to above have been delivered or made available to the Parent and the Subsidiaries (collectively, the "Material Contracts"). Each Material Contract is a valid obligation of and enforceable against the Parent or the Subsidiaries and, to the Parent's knowledge, the other parties thereto, in accordance with its terms for the period stated therein. There is no existing material breach, default, or event of default by the Parent or, to the knowledge of the Parent, by any other party, under any Material Contract. There is no event that with notice or lapse of time would constitute a default by the Parent or the Subsidiaries under any Material Contract, nor has any party thereto given notice of or made a claim with respect to any breach or default. To the Parent's knowledge, there are no material deficiencies in the Parent's or the Subsidiaries' performance under any Material Contract. The Parent does not have any knowledge of any existing laws, regulations, or decrees, that materially and adversely affect, or may materially and adversely affect any of the Material Contracts or that would have a Parent Material Adverse Effect. Except as set forth in Schedule 5.10, no third party consents to the execution, delivery, and consummation of this Agreement, the documents contemplated hereby or the transactions contemplated herein are required pursuant to the terms of any Material Contract. Except as set forth in Schedule 5.10, each employment agreement to which the Parent or the Subsidiaries is a party is in full force and effect, and neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby shall cause or result in any default, termination, or acceleration of any provision in any such employment agreement or give rise to the obligation of the Parent or the Subsidiaries to make any severance or change of control payment.

      5.11  TITLE TO ASSETS.  Except as set forth in Schedule
5.11, the Parent and the Subsidiaries each has good title, free and clear of all liens, charges, and encumbrances (except for (a) liens for non-delinquent taxes and assessments, (b) liens of landlords and other lessors arising under statute, and (c) other liens, claims and encumbrances or charges that do not materially detract from the value of, or impair the use, occupancy or ownership of, the assets and properties of the Parent) to, or a valid leasehold interest in, all of the personal property (i) reflected on the


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Parent Balance Sheet or acquired by the Parent or the Subsidiaries subsequent to the date thereof (other than assets that have been sold or otherwise disposed of in the ordinary course of business since the date of the Parent Balance Sheet) or (ii) used in the business or operations of the Parent. Neither the Parent nor any predecessor to the Parent has owned, leased, or operated any real property other than the Parent Real Property.

      5.12 ADEQUACY OF ASSETS. The Parent and the Subsidiaries owns or has a valid leasehold interest in all assets, real and personal properties, contract rights and licenses necessary for the continued operation of the Parent or the Subsidiaries in substantially the same manner in which it has been and is now operating and for the future operation of the Parent or the Subsidiaries as presently contemplated. Except as set forth on
Schedule 5.12: (a) each of the Parent or the Subsidiaries owns or has the right to use pursuant to license, sublicense, agreement, or permission all Proprietary Rights necessary for the operation of the business of the Parent or the Subsidiaries as presently conducted, (b) each Proprietary Right owned or used by the Parent or the Subsidiaries immediately prior to the Effective Time hereunder will be owned or available for use by the Parent or the Subsidiaries on identical terms and conditions immediately subsequent to the Effective Time hereunder, and (c) the Parent and the Subsidiaries has taken all necessary action to maintain and protect each Proprietary Right that it owns or uses.

      5.13  CONDITION OF INVENTORY, PROPERTY AND EQUIPMENT.
Schedule 5.13 sets forth a list of the fixed assets of the Parent and the Subsidiaries, together with the depreciation schedule associated with such fixed assets. The inventory of the Parent and the Subsidiaries consists of items of quality and quantity usable and saleable in the ordinary course of business of the Parent and the Subsidiaries, except for items reserved against or written off on the Parent Balance Sheet. All property, plant, and equipment used by the Parent and the Subsidiaries in the conduct of their business has been maintained in accordance with standard industry practices and is in good operating condition and repair, ordinary wear and tear excepted, and there are no material defects in such property, plant, or equipment.

      5.14 AUTHORIZATION. Except as set forth in Schedule 5.14, the execution, delivery and performance by Parent of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated hereby require no consents of any party and no action by or in respect of, or filing with, any governmental body, agency, official or authority other than (a) the filing of the Certificate of Merger in accordance with the Corporate Law, (b) compliance with any applicable requirements of the Act, the Exchange Act, or Blue
Sky laws, and (c) any other filings, approvals or authorizations,


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which, if not obtained, would not, individually or in the
aggregate, have a material adverse effect on Parent or materially impair the ability of the Parent or Merger Sub to consummate the transactions contemplated by this Agreement.

      5.15 ACCOUNTS RECEIVABLE AND ACCOUNTS PAYABLE. The accounts receivable reflected on the Balance Sheet contained in the latest Parent Report filed with the SEC pursuant to the Exchange Act and all accounts receivable of the Parent and the Subsidiaries that arose thereafter are valid and arose out of bona fide transactions in the ordinary course of business. Schedule 5.15 sets forth a list of any such accounts receivable that the Parent considers to be doubtful accounts.

      5.16 LITIGATION. Except as set forth in Schedule 5.16, there are no claims, actions, suits, investigations, or proceedings (public or private) pending against or affecting the Parent, the Subsidiaries or any of their properties or assets, at law or in equity, before or by any federal, state, municipal, or other governmental or non-governmental department, commission, board, bureau, agency, court, or other instrumentality, or arbitrator or by any private person or entity. Except as set forth in Schedule 5.16, to the knowledge of the Parent and the Subsidiaries, there are no claims, actions, suits, investigations, or proceedings (public or private) threatened against or affecting the Parent, the Subsidiaries or any of their properties or assets, at law or in equity, before or by any federal, state, municipal, or other governmental or non-governmental department, commission, board, bureau, agency, court, or other instrumentality, or arbitrator or by any private person or entity, except for any of the foregoing which would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. There are no existing orders, judgments, settlements, injunctions, or decrees of any court or governmental agency that apply to the Parent, the Subsidiaries or any of their assets, properties, business, or operations. No product liability, warranty, or similar claims have been made against the Parent or the Subsidiaries except routine claims in the ordinary course of business (i.e., claims relating to defective products that have been satisfied by the Parent or the Subsidiaries solely by replacement of products or adjustment or refunding of purchase price or substantially equivalent credit on future orders) that, in the aggregate, would not have a Parent Material Adverse Effect. Neither the Parent nor the Subsidiaries have entered into any settlement agreements relating to the compromise or dismissal of any litigation involving the Parent or the Subsidiaries or any of their properties or assets. Nothing contained in any settlement agreement to which the Parent or the Subsidiaries are a party prevents the Parent or the Subsidiaries in any way from carrying out their business as now conducted or as presently contemplated to be conducted, in any market, geographical


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area, or application, or interferes with their utilization of their
Proprietary Rights.

      5.17 TAXES. All Taxes (as hereinafter defined) required to be filed by the Parent and the Subsidiaries have been timely filed and are true, correct, and complete in all material respects, and all Taxes payable pursuant thereto have been timely paid or appropriate extensions have been filed for such periods. No deficiency or adjustment in respect of any Taxes that was assessed against the Parent or the Subsidiaries remains unpaid and no such claim or assessment is pending or, to the knowledge of the Parent, threatened. The Parent and the Subsidiaries have made all withholding of Taxes required to be made under all applicable federal, state, and local tax regulations and such withholdings have either been paid on a timely basis to the respective governmental agencies or set side in accounts for such purpose or accrued, reserved against and entered upon the books of the Parent or the Subsidiaries. There are no outstanding agreements or waivers extending the statutory period of limitations applicable to any tax return or tax liability of the Parent or the Subsidiaries, and there is no proposed liability for any Taxes for which there is not an adequate reserve reflected on the Parent Balance Sheet. The Parent has not filed any consent with the Internal Revenue Service described in Section 341(f) of the Code.

                  The unpaid taxes of the Parent and the Subsidiaries
(i) did not, as of the end of the most recent period for which financial statements have been prepared, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income), and
(ii) do not exceed that reserve as adjusted for the passage of time through the Effective Time in accordance with the past custom and practice of the Parent and the Subsidiaries in filing their tax returns. The Parent does not reasonably expect any authority to assess any additional Taxes for any period for which tax returns have been filed. There is no dispute or claim concerning any Tax liability of the Parent or the Subsidiaries either (i) claimed or raised by any authority in writing, or (ii) as to which the Parent has knowledge. The Parent has delivered to the Company and the Principal Shareholders correct and complete copies of all federal and state income tax returns of the Parent and the Subsidiaries. Neither the Parent nor the Subsidiaries is a party to any Tax allocation or sharing agreement. Neither the Parent nor the Subsidiaries has been a member of an affiliated group filing federal income tax returns, and does not have any liability for the Taxes of any person (other than the Parent and the Subsidiaries) under Treas. Reg. Section 1.1502-6 or any similar provision of state, local or foreign law, as a transferee or successor, by contract or otherwise. No item of income attributable to transactions occurring on or before the Effective Time will be


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required to be included in taxable income by the Parent or the
Subsidiaries in a subsequent taxable year by reason of the Parent or the Subsidiaries reporting income on the installment sales method of accounting, the cash method of accounting, the completed contract method of accounting or the percentage of complete-capitalized cost method of accounting. Neither the Parent nor the Subsidiaries has made, and is not under any obligation to make, payments that are or, if made, would be "parachute payments" under Section 280G of the Code, and no such obligation will arise as a result of this Agreement or other agreements entered into in connection with this Agreement. "Taxes" shall mean all federal, state, county, local, foreign and other taxes and governmental assessments, including but not limited to, income taxes, estimated taxes, withholding taxes, transfer taxes, excise taxes, sales taxes, real and personal property taxes, ad valorem taxes, payroll-related taxes, employment taxes, franchise taxes and import duties, together with any related liabilities penalties, fines or additions to tax and interest.

      5.18  PROPRIETARY RIGHTS.

            (a)   Except as set forth on Schedule 5.18(a):

                  (i) To the Parent's knowledge, neither the Parent nor the Subsidiaries has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Proprietary Rights of third parties, (ii) neither the Parent nor the Subsidiaries (and its employees with responsibility for Proprietary Rights matters) has received any written charge, complaint, claims, demand, or notice alleging any such interference, infringement, misappropriation, or violation
(including any claim that the Parent or the Subsidiaries must license or refrain from using any Proprietary Rights of any third party), (iii) to the Parent's knowledge, there is no basis for any as-yet unasserted charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that the Parent must license or refrain from using any Proprietary Rights of any third party), or
(iv) to the Parent's knowledge, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Proprietary Rights of the Parent or the Subsidiaries.

            (b) Schedule 5.18(b) also identifies each Proprietary Right that the Parent owns. Schedule 5.18(b) identifies each registration that has been issued to the Parent or the Subsidiaries with respect to any of its Proprietary Rights, identifies each pending application for registration that the Parent or the Subsidiaries has made with respect to any of its Proprietary Rights, identifies each item of copyrightable Proprietary Rights (whether or not registration has been sought), and identifies each


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license, agreement, or other permission which the Parent or the
Subsidiaries has granted to any third party with respect to any of their Proprietary Rights and all agreements relating to any of the Software owned by the Parent or the Subsidiaries, including any service, nondisclosure or escrow agreements (together with any exceptions). The Parent and the Subsidiaries have delivered to the Company and the Principal Shareholders correct and complete copies of all such patents, registrations, applications, licenses, agreements, and permissions (as amended to date) set forth in
Schedule 5.18(b). Schedule 5.18(b) also identifies each trade name or unregistered trademark used by the Parent or the Subsidiaries in connection with its business. Except as set forth in Schedule 5.18(b), with respect to each Proprietary Right required to be identified in Schedule 5.18(b) and with respect to each item of copyrightable Proprietary Rights (whether or not identified in Schedule 5.18(b):

                  (i) the Parent or the Subsidiaries, as applicable possess all right, title, and interest in and to the Proprietary
Rights, free and clear of any lien, license, or other restriction;

                  (ii) the Proprietary Rights are not subject to any outstanding injunction, judgment, order, decree, ruling, or charge; and

                  (iii) no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or to the Parent's knowledge threatened, that challenges the legality, validity, enforceability, manufacture, use or the ability to authorize the use (including use by way of reproduction of copies, distribution of copies, preparation of derivative works, public performance or display, or any other use of any kind or nature), sale or ownership of the Proprietary Rights; and

            (c) Schedule 5.18(c) identifies each Proprietary Right that any third party owns and that the Parent or the Subsidiaries use pursuant to license, sublicense, agreement, or permission. The Parent has delivered to the Company and the Principal Shareholders correct and complete copies of all such licenses, sublicenses, agreements, and permissions (as amended to date) each of which are identified in Schedule 5.18(c). Except as set forth on Schedule 5.18(c), with respect to each Proprietary Rights required to be identified in Schedule 5.18(c):

                  (i)   the license, sublicense, agreement, or
permission covering the Proprietary Rights is legal, valid, binding, enforceable against the Parent or the Subsidiaries and, to the Parent's knowledge, against the other parties thereto, and in full force and effect;



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                  (ii)  the license, sublicense, agreement, or
permission will continue to be legal, valid, binding, enforceable against the Parent or the Subsidiaries and, to the Parent's knowledge, against the other parties thereto, and in full force and effect on identical terms following the Effective Time;

                  (iii) to the Parent's knowledge, no party to the license, sublicense, agreement, or permission is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default or permit termination, modification, or acceleration thereunder;

                  (iv)  no party to the license, sublicense,
agreement, or permission has repudiated in writing any provision thereof;

                  (v)   with respect to each sublicense, the
representations and warranties set forth in subsections (i) through
(iv) above are true and correct with respect to the underlying license;

                  (vi)  the underlying Proprietary Right is not
subject to any outstanding injunction, judgment, order, decree, ruling, or charge;

                  (vii) no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or, to the knowledge of the Parent, threatened, that challenges the legality, validity, or enforceability of the underlying Proprietary Right;

                  (viii)neither the Parent nor the Subsidiaries has granted any sublicense or similar right with respect to the license, sublicense, agreement, or permission; and

                  (ix)  no such licenses, agreements or
permissions commit the Parent or the Subsidiaries to continued maintenance, support, improvement, upgrade or similar obligation with respect to any of the Proprietary Rights, which obligation cannot be terminated by the Parent or the Subsidiaries upon notice of ninety (90) days or less.

            (d) Schedules 5.18(b) and 5.18(c) identify every Proprietary Right used by the Parent or the Subsidiaries in the conduct of its business. Except as set forth in Schedule 5.18(b), all Software owned by the Parent or the Subsidiaries performs substantially as described in all Documentation for such Software insofar as such Documentation has to do with the performance, specifications or design of such Software; and in addition, all Software owned by the Parent or the Subsidiaries and which has been


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licensed to any third party performs in accordance with the warranties, if any, given by the Parent or the Subsidiaries in respect of such Software. Except as set forth in Schedule 5.18(c), all Software owned by any third party and used by the Parent or the Subsidiaries pursuant to license, sublicense, agreement or permission performs in accordance with the warranties, if any, given by such third party to the Parent or the Subsidiaries, and to the knowledge of the Parent (and its employees with responsibility for use and maintenance or service thereof) such Software performs substantially as required for the conduct of the Parent's or the Subsidiaries' business.

      It is understood and agreed that "Software owned by the Parent" shall include all Software owned by the Parent and the Subsidiaries, whether developed in house by the Parent or the Subsidiaries or purchased by the Parent or the Subsidiaries from any third party.

      5.19 ROYALTIES. All royalties, license fees, and other fees relating to the Parent's use of Proprietary Rights have been or will be paid in full as and when due. Except as set forth in
Schedule 5.19, to the Parent's knowledge, the method used by the Parent to calculate all royalties, license fees, and other fees relating to the Parent's use or the Subsidiaries' use of Proprietary Rights is correct and accurate and in accordance with the terms of any agreements with any third party relating to the use of such party's Proprietary Rights.

      5.20  YEAR 2000 COMPLIANCE.  Except as set forth on
Schedule 5.20, each system, comprised of software, hardware, databases, or embedded control systems (microprocessor controlled, robotic or other device) (collectively, a "System"), that constitutes any part of, or is used in connection with the use, operation or enjoyment of any material tangible or intangible asset or real property of the Parent or the Subsidiaries and each product licensed, sold or otherwise distributed by the Parent or the Subsidiaries, including software, hardware, databases, or embedded control systems (collectively, a "Product") (a) is designed (or has been modified) to be used prior to and after January 1, 2000, (b) will operate without error arising from the creation, recognition, acceptance, calculation, display, reporting, storage, retrieval, accessing, comparison, sorting, manipulation, processing or other use of dates, or date-based, date-dependent or date-related data, including but not limited to century recognition, day-of-the-week recognition, leap years, date values and interfaces of date functionalities, and (c) will not be adversely affected by the advent of the year 2000 or subsequent years, the advent of the twenty-first century or the transition from the twentieth century through the year 2000 and into the twenty-first century (collectively, items (a) through (c) are referred to herein as


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"Year 2000 Compliant").  Except as set forth on Schedule 5.20, all licenses for the use of any System-related software, hardware, databases or embedded control system are certified by the manufacturer to be Year 2000 Compliant and to contain the capabilities required to enable Year 2000 Compliance within the Parent's or the Subsidiaries' computer systems (hardware and software), or the licenses permit the Parent or a third party to make all modifications, bypasses, debugging, work-around, repairs, replacements, conversions or corrections necessary to permit the System to operate compatibly, in conformance with their respective specifications, and to be Year 2000 Compliant. No System that is material to the business, finances, or operations of the Parent or the Subsidiaries receives data from or communications with any component or system external to itself (whether or not such external component or system is the Parent's or the Subsidiaries' or any third party's) that is not itself Year 2000 Compliant excepting the parts of the external component or system within which noncompliance to Year 2000 Compliance will have no effect on the data or communications sent to the Parent or the Subsidiaries, nor on the Systems of the Parent or the Subsidiaries. Except as set forth on Schedule 5.20, the Parent has no reason to believe that it or the Subsidiaries may incur material expenses arising from or relating to the failure of any of its Systems or Products as a result of not being Year 2000 Compliant. Notwithstanding anything in this Section 5.20 to the contrary, any representation with respect to a System or Product that was developed wholly by a third party and not by the Parent or the Subsidiaries shall be deemed to qualified in its entirety to the Parent's knowledge regarding the facts or events set forth in such representation.

      5.21  LABOR RELATIONS.  There are no material
controversies pending or, to the knowledge of the Parent, threatened, between the Parent or the Subsidiaries and any of their respective employees, former employees, or applicants for employment. The Parent and the Subsidiaries have complied in all respects with all laws relating to the employment of labor, including any provisions thereof relating to wages, hours, equal employment opportunity, collective bargaining, federal immigration law, and the payment of social security and similar taxes, except as would not be reasonably expected to have a Parent Material Adverse Effect. The Parent and the Subsidiaries are not liable for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing. None of the employees of the Parent or the Subsidiaries are covered by any collective bargaining agreement and, to the knowledge of the Parent, there are no organizational efforts currently being made or threatened involving any employees of the Parent or the Subsidiaries. All employee severance or change of control policies covering any employee of the Parent or the Subsidiaries are described in or filed as


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exhibits to the Parent Reports and no such employee is entitled to any severance or change of control benefits not described therein.

      5.22  CERTAIN EMPLOYEE MATTERS.  Except as set forth on
Schedule 5.22, all current and former members of management, key (including sales and recruiting) personnel and consultants (whether employees or independent contractors) of the Parent and the Subsidiaries have executed and delivered to the Parent or the Subsidiaries, a confidential information agreement restricting such person's right to disclose confidential information of the Parent. Except as set forth on Schedule 5.22, all such members of management, key personnel and consultants of the Parent and the Subsidiaries have been party to a "work-for-hire" arrangement or proprietary rights agreement with the Parent or the Subsidiaries pursuant to which either (i) in accordance with applicable federal and state law, the Parent or the Subsidiaries has been accorded full, effective, exclusive and original ownership of all tangible and intangible property thereby arising or (ii) there has been conveyed to the Parent or the Subsidiaries by appropriately executed instruments of assignment full, effective and exclusive ownership of all tangible and intangible property thereby arising. No employee, agent, consultant or contractor of the Parent or the Subsidiaries who has contributed to or participated in the conception and development of proprietary rights of the Parent or the Subsidiaries has asserted in writing or, to the Parent's knowledge, threatened any claim against the Parent in connection with such person's involvement in the conception and development of the proprietary rights of the Parent or the Subsidiaries and, to the knowledge of the Parent, no such person has a reasonable basis for any such claim.

      5.23 ENVIRONMENTAL MATTERS. To the Parent's knowledge, there has been no "release or threatened release of a hazardous substance" (as defined in CERCLA) or any other release, emission, disposal, or discharge into the environment or any use, storage, transport or handling (collectively, "activities") of Hazardous Material on, under, about, or from the Parent Real Property other than those activities that have not resulted and could not reasonably be expected to result in any material liability on the part of the Parent or the Subsidiaries. To the knowledge of the Parent, all "hazardous waste" (as defined in RCRA) and the regulations thereunder) generated at the Parent's real property have been disposed of at sites that maintain valid permits under RCRA and any other applicable Environmental Requirement. To the knowledge of the Parent, there are no underground tanks, PCBs, or asbestos containing materials on the Parent Real Property. Neither the Parent nor Subsidiaries have any written notice of any pending formal or informal assertion by any governmental agency or other person that the Parent or the Subsidiaries or any predecessor business or owner or operator of the Parent Real Property may be a


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responsible or potentially responsible party in connection with any violation or obligation arising under any Environmental Requirement at any site or facility (including the Parent Real Property itself.)

      5.24 ERISA. Neither the Parent nor the Subsidiaries nor any ERISA Affiliate of the Parent or the Subsidiaries maintains or contributes to or is obligated to contribute to, and has ever maintained or contributed to or been obligated to contribute to,
(i) any Multiemployer Plan, (ii) any a Multiple Employer Plan or
(iii) except as set forth in Schedule 5.24, any Plan, including but not limited to a Pension Plan. With respect to the Plan(s) disclosed in Schedule 5.24;

            (i) Each such Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code, and other federal or state law. Any such Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the knowledge of the Parent, nothing has occurred that would cause the loss of such qualification. The Parent and the Subsidiaries and each ERISA Affiliate of the Parent has made all required contributions to any such Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any such Plan.

            (ii) There are no pending claims (other than routine claims for benefits) or, to the knowledge of the Parent, threatened claims, actions, or lawsuits, or action by any governmental authority, with respect to any such Plan, and there has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any such Plan.

            (iii) (1)   the execution of, and the performance of
the transactions contemplated in, this Agreement will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any Plan that will or is reasonably expected to result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any employee; (2) no such Plan which constitutes a Pension Plan (as defined below) has any Unfunded Pension Liability; (3) neither the Parent nor any ERISA Affiliate of the Parent has incurred, or reasonably expects to incur, any material liability under Title IV of ERISA with respect to any such Plan which constitutes a Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (4) neither the Parent nor any ERISA Affiliate of the Parent has incurred, or reasonably expects to incur, any liability (and no event has occurred which,


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with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (5) neither the Parent nor any ERISA Affiliate of the Parent has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

      5.25 FEES. Except as set forth in Schedule 5.25, there are no claims for legal, accounting, financial advisory, or investment bankers' fees, brokerage commissions, finders' fees, or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Parent or the Subsidiaries.

      5.26 BOOKS AND RECORDS. Except as set forth in Schedule 5.26, the financial books, records, and work papers of the Parent and the Subsidiaries are complete and correct in all material respects, have been maintained in accordance with good business practice and accurately reflect the bases for the consolidated financial condition and results of operations of the Parent Subsidiaries set forth in the financial statements referred to in
Section 5.7 hereof.

      5.27 INSURANCE. The business, properties, and employees of the Parent and the Subsidiaries are insured by the insurers or through the funds and with the types and amounts of insurance (including, but not limited to, property, product liability, automobile, workers compensation, business interruption, and excess indemnity insurance) set forth in Schedule 5.27 (the "Parent Insurance Coverage"). To the knowledge of the Parent, the Parent Insurance Coverage is in such amount and on such terms as to adequately cover the risks attendant to the Parent's business. Neither the Parent nor the Subsidiaries have been denied coverage by any insurance carrier or has failed or currently fails to maintain any insurance coverage that may be required by the laws of the states in which the Parent or the Subsidiaries sells or manufactures Products or provides services. The premiums due on the Parent Insurance Coverage that covers calendar year 1998 have been paid in full and the premiums due for the period from January 1, 1999 to the Effective Time have been or will be paid in full as and when due. All such insurance complies in all material respects with the terms of each of its leases and each of the mortgages, deeds of trust, service agreements with third parties and/or loan agreements to which the Parent or the Subsidiaries are a party.

      5.28 DISCLOSURE. To the Parent's knowledge, no representation or warranty by the Parent in this Agreement and no statement contained in any document, certificate, or other writing prepared by the Parent or its representatives and furnished by the Parent to the Company pursuant to the provisions hereof, affirmatively misstates a material fact or omits a material fact


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necessary for such document, certificate, or writing to be, in good faith, accurately and completely responsive in all material respects to the purpose identified by the Parent to the Company for which such information was furnished by the Parent to the Company.

      5.29 PURCHASE ACCOUNTING TREATMENT. Parent intends that the Merger be accounted for under the "purchase" method of accounting.

      5.30 SUBSIDIARIES. The Parent has two active, wholly owned subsidiaries, the Merger Sub and Western Technologies, Inc. The Parent owns all right, title and interest in and to all of the issued and outstanding shares of the Merger Sub and Western Technologies, Inc., free and clear of all liens and encumbrances and no other person or entity has any ownership or possessory interest in or to the Merger Sub or Western Technologies, Inc., or any of their shares, or any rights which may convert or create an ownership interest in such shares.

                                  ARTICLE VI
          INTERIM OPERATING COVENANTS OF THE PARENT AND SUBSIDIARIES

      6.1 OPERATIONS. Between the date of this Agreement and the Effective Time, each of the Parent and the Merger Sub and the Subsidiaries will:

            (a) carry on its business in substantially the same manner and consistent with past practice as it has heretofore and not introduce any material new method, or discontinue any existing material method, of operation or accounting;

            (b) maintain its properties and facilities, including those held under leases, in as good working order and condition as at present, ordinary wear and tear excepted;

            (c) perform all of its material obligations under agreements relating to or affecting its assets, properties, business operations and rights;

            (d) keep in full force and effect present insurance policies or other comparable insurance coverage;

            (e) use its best efforts to maintain and preserve its business organization intact, retain its present employees and maintain its relationship with suppliers, customers and others having business relationships with it;

            (f) file on a timely basis all notices, reports or other filings required to be filed with or reported to any federal, state, municipal or other governmental department, commission, board, bureau, agency or any instrumentality of any of the


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foregoing wherever located with respect to the continuing
operations of the Parent and the Merger Sub;

            (g) maintain material compliance with all Governmental Permits and all laws, rules, regulations and consent orders;

            (h) file on a timely basis all complete and correct applications or other documents necessary to maintain, renew or extend any site assessment, permit, license, variance or any other approval required by any governmental authority necessary and/or required for the continuing operation of the Parent's, the Subsidiaries and the Merger Sub's business operations, whether or not such approval would expire before or after the Effective Time; and

            (i) advise the Company promptly in writing of any material change in any document or Schedule, including without limitation any Schedule, Exhibit or other information delivered pursuant to this Agreement.

            (j) Complete the formation of the Merger Sub to conform to the terms of this Agreement.

      6.2 NO CHANGE. Between the date of this Agreement and the Effective Time, the Parent, the Merger Sub and the Subsidiaries will not, without the prior written consent of the Company or except as described in this Agreement:

            (a) make any change in their Certificate or Articles of Incorporation or Bylaws;

            (b) authorize, issue, transfer, distribute, or register any of their securities, other than the exercise of previously existing options and warrants;

            (c) declare or pay any dividend or make any distribution in respect of their capital stock whether now or hereafter outstanding, or purchase, redeem or otherwise acquire or retire for value any shares of its capital stock;

            (d) enter into any contract or commitment or incur or agree to incur any liability other than in the ordinary course of business other than the transactions contemplated by this Agreement or make any single capital expenditure in excess of $10,000 or in excess of $100,000 in the aggregate during any consecutive thirty day period without regard to whether such capital expenditure is in the ordinary course of business;



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            (e)   change or promise to change the compensation payable
or to become payable to any director, officer, employee or agent, or make or promise to make any bonus payment to any such person;

            (f) create, assume or otherwise permit the imposition of any mortgage, pledge or other lien (except for current property taxes) or encumbrance upon or grant any option or right of first refusal with respect to any assets or properties whether now owned or hereafter acquired;

            (g) sell, assign, lease or otherwise transfer or dispose of any property or equipment other than in the ordinary course of business;

            (h) merge or consolidate or agree to merge or consolidate with or into any firm, corporation or other entity;

            (i)   waive any material rights or claims;

            (j) amend or terminate any material agreement or any site assessment, permit, license or other right;

            (k) enter into any other transaction outside the ordinary course of its business or prohibited hereunder; or

            (l) take any action or suffer or permit any event to occur that would cause any representation or warranty in this Agreement to become untrue as of the Effective Time.

      6.3 ACCESS; CONFIDENTIAL INFORMATION. Between the date of this Agreement and the Effective Time, the Parent, the Merger Sub and the Subsidiaries will afford to the officers and authorized representatives of the Company, including, without limitation, its counsel, independent auditors and investment bankers, access to the facilities, plants, corporate properties and other properties, books and records of the Parent, the Subsidiaries and the Merger Sub and will furnish the Company with such additional financial and operating data and other information as to the business and properties of the Parent, the Subsidiaries and the Merger Sub as the Company may from time to time reasonably request. The Parent and the Merger Sub and the Subsidiaries will cooperate with the Company, its representatives and counsel in the preparation of any documents or other material which may be required by any governmental agency. Except as necessary to comply with the terms of this Agreement, the rules and regulations of the Nasdaq and the SEC and the disclosures necessary for the Parent Placement, the Company will cause all information obtained from the Parent, the Subsidiaries and the Merger Sub in connection with the negotiation and performance of this Agreement to be treated as confidential (except such information which is in the public domain or which the


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Company may be required to disclose to any governmental agency, or pursuant to any court or regulatory agency order) and will not use, and will not knowingly permit others to use, any such confidential information in a manner detrimental to the Parent, the Subsidiaries or the Merger Sub. The Parent, each of the Subsidiaries and the Merger Sub covenant and agree not to disclose to any third persons other than their accountants, brokers, bankers, investment advisers or legal counsel any of the specific terms or provisions of this Agreement (including financial terms) prior to or after the date hereof without the prior written consent of the Company.

      6.4 OBTAIN CONSENTS. Promptly after the execution of this Agreement, the Parent, each of the Subsidiaries and the Merger Sub shall make all filings and take all steps reasonably necessary to obtain all approvals and consents required to be obtained by the Parent, each of the Subsidiaries and the Merger Sub to consummate the transactions contemplated by this Agreement.

      6.5 EXCLUSIVITY. The Parent, the Subsidiaries, and the Merger Sub agree that they will not (and will use their best efforts to cause the Parent's, the Subsidiaries' and the Merger Sub's directors, officers, agents, representatives, and affiliates, and any other person acting on their behalf not to) enter into any contract or agreement that has as a purpose a business combination or merger, an issuance or sale of debt or equity of the Parent or the Merger Sub (including the capital stock), a sale of a substantial portion of the assets of the Parent or the Merger Sub, or a transaction comparable to or similar to the Merger (any of the foregoing, a "Competing Transaction"). The Parent, the Subsidiaries, and the Merger Sub will promptly notify the Company if they receive any offer, inquiry or proposal with respect to a Competing Transaction and the details thereof, and keep the Company informed with respect to each such offer, inquiry or proposal. The Parent, the Subsidiaries, and the Merger Sub will provide the Company with copies of all such offers, inquiries or proposals which are in writing.

      6.6 LISTING APPLICATION. If required by Nasdaq, the Parent shall promptly prepare and submit to the Nasdaq a listing application covering the shares of the Parent Stock issuable in the Merger, and shall use its best efforts to obtain, prior to the Effective Time, approval for the listing of such Parent Stock, subject to official notice of issuance.

                                 ARTICLE VII
                       INTERIM COVENANTS OF THE COMPANY

      7.1 INTERIM OPERATIONS. Prior to the Effective Time, except as authorized by any other provision of this Agreement, unless the Parent has consented in writing thereto, the Company will not do


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any of the things enumerated in Section 4.8(b).  Further, except as set forth in Schedule 7.1, the Company:

            (a) shall conduct its operations according to its usual, regular, and ordinary course in substantially the same manner as heretofore conducted unless otherwise set forth in its business plan or planned financing activities;

            (b) shall use its best efforts to preserve intact its business organization and goodwill, keep available the services of its officers, employees, and partners and maintain satisfactory relationships with those persons having business relationships with them;

            (c) will maintain the existence of and protect its Proprietary Rights;

            (d) will comply in all material respects with applicable contractual obligations;

            (e) will operate the Company businesses in compliance with all applicable municipal, county, state, federal, and foreign laws, regulations, ordinances, standards, and orders as now in effect (including, without limitation, the building, zoning, and life safety codes as currently applied with respect thereto) where the failure to comply therewith would have a Company Material Adverse Effect.

            (f) will pay as and when due the accounts payable that arise in the ordinary course of its business except to the extent that the amount owing is being duly contested by the Company or such creditors have agreed to defer collection and such contest does not have a Company Material Adverse Effect and adequate reserves therefore are reflected on the Company Balance Sheet in accordance with the representations and warranties contained in this Agreement;

            (g) will provide to the Parent copies of all material documents that relate to, and, upon request, with verbal or written updates concerning the status of any litigation filed as of the date hereof or filed from and after the date hereof by or against the Company after the date of this Agreement but prior to the Closing Date;

            (h) Principal Shareholders will afford to the officers and authorized representatives of the Parent, including, without limitation, its counsel, independent auditors and investment bankers, access to the facilities, plants, corporate properties and other properties, books and records of the Company and its subsidiary and will furnish the Parent with such additional


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financial and operating data and other information as to the business and properties of the Company and its subsidiary as the Parent may from time to time reasonably request. The Company and the Principal Shareholders will cooperate with the Parent, its representatives and counsel in the preparation of any documents or other material which may be required by any governmental agency. Except as necessary to comply with the terms of this Agreement, the rules and regulations of the Nasdaq and the SEC and the disclosures necessary for the Parent Placement, the Parent will cause all information obtained from the Company and the Principal Shareholders in connection with the negotiation and performance of this Agreement to be treated as confidential (except such information which is in the public domain or which the Parent may be required to disclose to any governmental agency, or pursuant to any court or regulatory agency order) and will not use, and will not knowingly permit others to use, any such confidential information in a manner detrimental to the Company or the Principal Shareholders. The Parent, each of the Subsidiaries and the Merger Sub covenant and agree not to disclose to any third persons other than their accountants, brokers, bankers, investment advisers or legal counsel any of the specific terms or provisions of this Agreement (including financial terms) prior to or after the date hereof without the prior written consent of the Company and the Principal Shareholders.

      7.2 MEETING OF STOCKHOLDERS. The Company will take all action necessary in accordance with applicable law and their respective charter documents to convene a meeting of their stockholders on or before May 1, 1999, to consider and vote upon the approval of this Agreement and the transactions contemplated hereby.

      7.3 NOTICES TO HOLDERS OF COMPANY STOCK OPTIONS. The Company will take all actions necessary in accordance with applicable law and the terms of the Company Option Plans to provide all required notice of the Merger to the holders of Company Stock Options.

      7.4 EXCLUSIVITY. The Company and the Principal Shareholders agree that they will not (and will use their best efforts to cause the Company's directors, officers, agents, representatives, and affiliates, and any other person acting on their behalf not to) enter into any contract or agreement that has as a purpose a business combination or merger, an issuance or sale of debt or equity of the Company (including the capital stock), a sale of a substantial portion of the assets of the Company, or a transaction comparable to or similar to the Merger (any of the foregoing, a "Competing Transaction"). The Company and the Principal Shareholders will promptly notify the Parent if they receive any offer, inquiry or proposal with respect to a Competing Transaction and the details thereof, and keep the Parent informed with respect


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                                Page 225 of 303
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to each such offer, inquiry or proposal.  The Company and the
Principal Shareholders will provide the Parent with copies of all such offers, inquiries or proposals which are in writing.

                                 ARTICLE VIII
                     ADDITIONAL COVENANTS OF THE PARTIES

      8.1 FILINGS; OTHER ACTION. Subject to the terms and conditions herein provided, the Company and the Parent shall and the Subsidiaries and the Merger Sub shall cause any appropriate other party to: (a) use all reasonable efforts to cooperate with one another in (i) determining which filings are required to be made prior to the Effective Time with, and which consents, approvals, permits, or authorizations are required to be obtained prior to the Effective Time from governmental or regulatory authorities of the United States, the several states and foreign jurisdictions in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and (ii) timely making all such filings and timely seeking all such consents, approvals, permits, or authorizations; and (b) use all reasonable efforts to take, or cause to be taken, all other action and do, or cause to be done, all other things necessary, proper, or appropriate to consummate and make effective the transactions contemplated by this Agreement.

      8.2 PUBLICITY. Each of the Parent and the Company shall, subject to the Parent's legal obligations (including requirements of stock exchanges and other similar regulatory bodies), consult with each other before issuing any press release or otherwise making public statements with respect to the transactions contemplated hereby, and will not issue any such press release or make any such public statement prior to such consultation.

      8.3 FURTHER ACTION. Each party hereto shall, subject to the fulfillment at or before the Effective Time of each of the conditions set forth herein or the waiver thereof, directly or by or through its officers or directors, perform such further acts and execute such documents whether before or after the Effective Time as may be reasonably required to effect the Merger. In addition, subject to the limitations set forth in this Agreement, and unless specifically prohibited by applicable law, each party will use its best efforts to cause all of the conditions to Closing set forth in this Agreement that are within its control to be satisfied prior to the Closing Date and will not take any action inconsistent with its obligations under this Agreement or which could hinder or delay the consummation of the transactions contemplated by this Agreement or that would cause any representation, warranty, or covenant made by it in this Agreement or in any certificate, list, exhibit, or other instrument furnished or to be furnished pursuant hereto, or


                                     59


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in connection with the transaction contemplated hereby, to be untrue in any material respect as of the Effective Time.

      8.4 EXPENSES. If the Merger is not consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

      8.5 TAX MATTERS. The Parent, the Merger Sub and the Company will treat and cause the Surviving Corporation to treat the Merger as a reorganization qualifying under Section 368(a)(2)(E) of the Code and will file and cause the Surviving Corporation to file all returns and reports (including without limitation those required under Treasury Regulation Section 1.368-3) as required and in a manner consistent with such treatment; (ii) no shareholder is required to recognize income gain or loss with respect the Merger; and (iii) they will take no action that will prevent or be inconsistent with treating the Merger as a reorganization qualifying under Section 368(a)(2)(E) of the Code.

      8.6 BROKERS AND FINDERS FEES. Each party shall pay and be responsible for any broker's, finder's or financial advisory fee incurred by such party in connection with the transactions contemplated by this Agreement. The Parent shall be responsible for its obligations to Mackenzie Shea, Inc. ("MSI") calculated as issued prior to the determination of the exchange ratio. The Company shall be responsible for its obligations to MSI calculated prior to the determination of the Exchange Ratio and the Option Exchange Ratio.

      8.7 COMPANY'S DIRECTORS AND OFFICERS LIABILITY. Parent agrees that all rights to exculpation and indemnification for acts or omissions occurring prior to the Effective Time now existing in favor of the current or former directors or officers of the Company as provided in its Articles of Incorporation or bylaws or in any agreement disclosed in writing to Parent prior to the date hereof shall survive the Merger and shall continue in full force and effect in accordance with their terms.

      8.8 NOTICES OF CERTAIN EVENTS. Each party shall promptly notify the other party hereto of:

            (a) any notice or other communication from any person alleging that the consent of such person is or may be required in connection with the transactions contemplated by this Agreement;

            (b) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement; and



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            (c)   any actions, suits, claims, investigations or
proceedings commenced or, to its knowledge threatened against, relating to or involving or otherwise affecting such party that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to this Agreement.

      8.9 COMPLETION OF DUE DILIGENCE. Each party acknowledges that this Agreement is being executed prior to the completion of necessary due diligence and prior to the preparation and review of the appropriate Schedules and Exhibits. Each party shall grant the other and each of their officers, attorneys, accountants and advisors, complete and unfiltered access to all information, documentation and personnel of the other. Each party shall conduct such diligence within 30 days of the date of this Agreement unless such party notifies the other parties in to the Agreement that they require further time and information to complete their investigations to their satisfaction, including information contained or in Schedules or Exhibits to this Agreement.

      8.10 PREPARATION OF SCHEDULES AND EXHIBITS. Each party to this Agreement shall prepare and attach all necessary Schedules and Exhibits after the execution of this Agreement, but no later than the Closing Date, which information shall be true and correct as of the Closing Date, unless otherwise specified therein.

                                  ARTICLE IX
                            CONDITIONS TO CLOSING

      9.1   CONDITIONS TO EACH PARTY'S OBLIGATIONS TO EFFECT THE
MERGER. The respective obligation of each party to effect the Merger shall be subject to the fulfillment at or prior to the Closing Date of the following conditions:

            (a) This Agreement and the transactions contemplated hereby shall have been approved in the manner required by applicable law by the holders of the issued and outstanding shares of capital stock of the Company and of the Parent.

            (b) No party to this Agreement shall be subject to any order or injunction of a court of competent jurisdiction that prohibits the consummation of the transactions contemplated by this Agreement. In the event any such order or injunction shall have been issued, each party agrees to use its reasonable efforts to have any such injunction lifted or order reversed.

            (c) No action, suit, proceeding, or investigation to suspend the offering of the Parent Stock in connection with the Merger shall have been initiated and be continuing, and all necessary approvals under state securities laws relating to the issuance or trading of the Parent Stock to be issued to the


                                     61


                                Page 228 of 303
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Principal Shareholders in connection with the Merger shall have been received.

            (d) All consents, authorizations, orders, and approvals of (or filings or registrations with) any governmental commission, board, or other regulatory body required in connection with the execution, delivery, and performance of this Agreement shall have been obtained or made, except for filings in connection with the Merger and any other documents required to be filed after the Effective Time.

            (e)   The Parent Stock to be issued to the Principal
Shareholders in connection with the Merger shall have been approved for listing on the Nasdaq, subject only to official notice of issuance.

            (f) No action, suit, or proceeding shall be pending or threatened by or before any court or governmental body in which an unfavorable judgment, order, or decree would prevent any of the transactions contemplated hereby or cause any such transaction to be declared unlawful or rescinded or that could reasonably be expected to cause a Company Material Adverse Effect or a Parent Material Adverse Effect.

            (g) All documents and instruments to be delivered by the parties in connection with the transactions contemplated hereby shall be in form and substance reasonably satisfactory to the parties and their respective counsel, and the parties shall have received such other documents and instruments as they may reasonably request in connection therewith.

            (h) Each party to this Agreement shall have completed to its satisfaction, due diligence investigation on the other, its shareholders, its business and operations, financial condition, outstanding liabilities, business prospects and other material information.

            (i) Each party to this Agreement shall have provided the information necessary to complete the Schedules and Exhibits to this Agreement and the Schedules and Exhibits must be completed and the information contained therein must be satisfactory to each party to this Agreement, in each such party's sole discretion.

            (j) This Agreement shall be modified and amended to reflect changes, provisions, terms and conditions agreed upon by the parties hereto prior to the Closing.

            (k) None of these transactions contemplated hereby shall have been enjoined by the court or by any federal or state governmental branch, agency, commission or regulatory authority and


                                     62


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



not suit or other proceeding challenging the transactions contemplated hereby shall have been threatened or instituted and no investigative or other demand shall have been made by any federal or state governmental branch, agency, commission or regulatory authority.

            (l) The Parent shall have had its listing application for each of the Parent Shares issued pursuant to this Agreement and its continued listing on Nasdaq approved by Nasdaq.

            (m) The Parent or its Board of Directors and the Subsidiaries or their Board of Directors shall have received the written opinion of the Parent's financial advisor, to the effect that, as of the date thereof, the consideration to be paid in respect of the Company Common Stock is fair from a financial point of view to the Parent and such opinion has not been withdrawn. An executed copy of such opinion has been delivered to the Parent.

            (n) Each of the Company shareholders shall have executed a Subscription Agreement in a form reasonably acceptable to the Parent.

            (o) The Merger Sub shall have been formed in accordance with this Agreement.

      9.2   CONDITIONS TO OBLIGATION OF THE COMPANY TO EFFECT THE
MERGER. The obligation of the Company to effect the Merger shall be subject to the fulfillment at or prior to the Closing Date of the following conditions:

            (a) The Parent, the Subsidiaries and the Merger Sub shall have performed or be in compliance in all respects with agreements contained in this Agreement required to be performed on or prior to the Closing Date. The representations and warranties of the Parent and the Merger Sub contained in this Agreement and in any document delivered in connection herewith shall be true and correct as of the Closing Date, and the Company shall have received a certificate of the President of the Parent, dated the Closing Date, certifying to such effect; provided, however, that notwithstanding anything herein to the contrary, this Section 9.2(a) shall be deemed to have been satisfied even if such performance has not occurred or such representations or warranties are not true and correct, unless the failure to perform or the failure of any of the representations or warranties to be so true and correct would have or would be reasonably likely to have a Parent Material Adverse Effect.

            (b) There shall have been delivered to the Company certificates, dated within five days of the Closing Date, of the Secretary of State of the State of Delaware and the State of


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



California, with respect to the incorporation, subsistence, and good legal standing of the Parent, the Subsidiaries and the Merger Sub, respectively.

            (c) All consents and approvals of any third parties required in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby shall have been obtained and delivered to the Company including a Release from each executive officer and the new Employment Agreement for Jay Smith, III.

            (d) There shall have been delivered to the Company certificates, dated as of the Closing Date, of the President and Secretary, respectively, of the Parent and the Merger Sub as set forth as EXHIBIT 9.2(D), (i) to the effect that the Certificate of Incorporation of the Parent and Articles of Incorporation of Merger Sub have not been amended since the date of this Agreement, (ii) attaching a true and complete copy of the Bylaws of the Parent, the Subsidiaries and the Merger Sub as in effect on the Closing Date,
(iii) attaching a true and complete copy of the resolutions of the Board of Directors of the Parent and the Merger Sub approving the execution and delivery of this Agreement and authorizing the consummation of the transactions contemplated hereby; and (iv) to the effect that each of the provisions of Section 9.2(a) are true and correct as of the Closing Date.

            (e) There shall have been delivered to the Company certificates, dated as of the Closing Date, with respect to the incumbency and signatures of all officers of the Parent and the Merger Sub signing this Agreement and any other certificate, agreement, or instrument delivered on behalf of the Parent and the Merger Sub in connection with this Agreement.

            (f) The Parent shall have delivered to the Company an opinion of its counsel in the form attached hereto as EXHIBIT
"9.2".

            (g) Since the Closing Date, there shall not have been any material adverse change in the condition (financial or otherwise), business, properties or assets of the Parent or the Subsidiaries.

      9.3 CONDITIONS TO OBLIGATION OF THE PARENT AND MERGER SUB TO EFFECT THE MERGER. The obligations of the Parent and the Merger
Sub to effect the Merger shall be subject to the fulfillment at or prior to the Closing Date of the following conditions:

            (a) The Company and the Principal Shareholders shall have performed in all respects their agreements contained in this Agreement required to be performed on or prior to the Closing Date.


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The representations and warranties of the Company contained in this
Agreement and in any document delivered in connection herewith shall be true and correct as of the Closing Date as if made on the Closing Date, and the Parent shall have received a certificate of the President of the Company, dated the Closing Date, certifying to such effect; provided, however, that notwithstanding anything herein to the contrary, this Section 9.3(a) shall be deemed to have been satisfied even if such performance has not occurred or such representations or warranties are not true and correct, unless the failure to perform or the failure of any of the representations or warranties to be so true and correct would have or would be reasonably likely to have a Company Material Adverse Effect.

            (b) The Company shall not be in default of any obligation, where such default cannot be cured by the Closing Date, under any of the Material Contracts, unless any such defaults, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect, and the Parent shall have received a certificate of the President or a Vice President of the Company, dated the Closing Date, certifying to such effect.

            (c) All consents and approvals of any third parties required in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby shall have been obtained and delivered to the Parent.

            (d) There shall have been delivered to the Parent certificates, dated as of the Closing Date, of the President and Secretary, respectively, of the Company as set forth as EXHIBIT 9.3(D), (i) to the effect that the Articles of Incorporation of the Company have not been amended since the date of this Agreement,
(ii) attaching a true and complete copy of the Bylaws of the Company as in effect on the Closing Date, (iii) attaching a true and complete copy of the resolutions of the Board of Directors of the Company approving the execution and delivery of this Agreement and authorizing the consummation of the transactions contemplated hereby; and (iv) to the effect that each of the provisions of
Section 9.3(a) are true and correct as of the Closing Date.

            (e) There shall have been delivered to the Parent a certificate, dated within five days of the Closing Date, of the Secretary of State of the State of California, with respect to the incorporation, existence, and good legal standing of the Company and its subsidiary.

            (f) There shall have been delivered to the Parent a certificate, dated as of the Closing Date, with respect to the incumbency and signatures of all officers of the Company signing this Agreement and any other certificate, agreement or instrument


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



delivered on behalf of the Company in connection with this Agreement.

            (g) The Company shall have delivered to the Parent an opinion of its counsel in the form attached hereto as EXHIBIT
"9.3(G)".

            (h) The Company's shareholders shall have unanimously approved the Merger.

            (i) The Parent's Shareholders shall have approved the Merger in accordance with Section 5.2(b).

                                  ARTICLE X
                                 TERMINATION

      10.1 TERMINATION BY MUTUAL CONSENT. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, by the mutual consent of the Parent and the Company.

      10.2 TERMINATION BY EITHER PARTY. This Agreement may be terminated by either party under any of the following conditions:

            (a) the Closing has not occurred by August 31, 1999; provided that the right to terminate this Agreement pursuant to this clause shall not be available to any party whose breach of any provision of this Agreement results in the failure of the Merger to be consummated by such time;

            (b) there shall be any law or regulation that makes consummation of the Merger illegal or otherwise prohibited or if any judgment, injunction, order or decree enjoining any party from consummating the Merger is entered and such judgment, injunction, order or decree shall have become final and non-appealable; provided, that the party seeking to terminate this Agreement pursuant to this clause shall have used its best efforts to remove such injunction, order or decree.


      10.3 EFFECT OF TERMINATION AND ABANDONMENT. In the event of termination of this Agreement and the abandonment of the Merger pursuant to this Article XI, all obligations of the parties hereto shall terminate, except the obligations of the parties pursuant to this Section 10.2 and Section 6.12 and except for the provisions of Sections 11.2, 11.3, 11.5, 11.6, 11.7, 11.11, 11.12, and 11.13 and pursuant to any confidentiality agreement signed by the parties hereto.



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      10.4  EXTENSION; WAIVER.  At any time prior to the
Effective Time, any party hereto, by action taken by its Board of Directors, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto, or (c) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

                                  ARTICLE XI
                              GENERAL PROVISIONS

      11.1 NOTICES. Any notice required to be given hereunder shall be sufficient if in writing, and sent by facsimile transmission and by same day or overnight courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

If to the Parent or the
   Merger Sub:                      Adrenalin Entertainment, Inc.
                                    5301 Beethoven Street
                                    Los Angeles, California 90066
                                    Attn:  Jay Smith, III, President
                                    Facsimile:  (310) 821-4251
                                    Telephone:  (310) 306-7788

With a copy to:                     Clark & Trevithick
                                    800 Wilshire Boulevard
                                    12th Floor
                                    Los Angeles, California 90017
                                    Attn:  Alexander McGilvray, Esq.
                                    Telephone:  (213) 629-5700
                                    Facsimile:  (213) 624-9441


With a copy to:                     Sheppard, Mullin, Richter & Hampton,
                                    LLP
                                    333 S. Hope Street, 48th Floor
                                    Los Angeles, CA 90071
                                    Attn:  Jon Newby, Esq.
                                    Telephone:  (213) 620-1780
                                    Facsimile:  (213) 617-5508


If to the Company or the


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



      Principal:                    McGlen Micro Inc.
  Shareholders:                     3002 Dow Avenue, Suite 212
                                    Tustin, CA 92780
                                    Attn: George Lee, President
                                    Facsimile:  (714) 918-1951
                                    Telephone:  (949) 851-8078

With copies to:                     Boyd & Chang, LLP
                                    19900 MacArthur Boulevard
                                    Suite 660
                                    Irvine, California 92612
                                    Attn: Patrick R. Boyd
                                    Facsimile:  (949) 851-0159
                                    Telephone:  (949) 851-9800

or such other address or fax number as any party may specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so telecommunicated, personally delivered, or delivered by courier or 5 days after mailing thereof if received prior to 5:00 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

      11.2 ASSIGNMENT, BINDING EFFECT. Neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or certain stockholders of the Company (as to Article X of this Agreement) and other named beneficiaries of covenants or agreements in the Agreement, or their respective heirs, successors, executors, administrators, and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

      11.3 ENTIRE AGREEMENT. This Agreement, the Exhibits, the Parent Disclosure Schedule, the confidentiality agreements between the parties hereto and any schedules or agreements delivered in connection with this Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto. No information previously provided, addition to or modification of any provision of this Agreement shall be binding upon any party hereto unless made in writing and signed by all parties hereto.


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



      11.4 AMENDMENT. This Agreement may be amended by the parties hereto, by action taken by their respective Boards of Directors, at any time before or after approval of matters presented in connection with the Merger by the stockholders of the Company, the Parent and Merger Sub, but after any such stockholder approval, no amendment shall be made which by law requires the further approval of stockholders without obtaining such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

      11.5 SUBSEQUENT ACTIONS. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to continue in, vest, perfect or confirm of record or otherwise in the Surviving Corporation's right, title or interest, in, to or under any of the rights, properties, privileges, franchises or assets of either of its constituent corporations acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger, or otherwise to carry out the intent of this Agreement, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of either of the constituent corporations of the Merger, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of each of such corporations or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties, privileges, franchises or assets in the Surviving Corporation or otherwise carry out the intent of this Agreement.

      11.6 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to its rules of conflict of laws.

      11.7 COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto. Executed counterparts transmitted by fax shall be effective as originals.

      11.8 HEADINGS. Headings of the Articles and Sections of this Agreement are for the convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.



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



      11.9 INTERPRETATION. In this Agreement, unless the context otherwise requires, words describing the singular number shall include the plural and vice versa, and words denoting any gender shall include all genders and words denoting natural persons shall include corporations and partnerships and vice versa.

      11.10 WAIVERS. Except as provided in this Agreement, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

      11.11 ATTORNEYS' FEES. If any arbitration, litigation, action, suit or other proceeding is instituted to remedy, prevent or obtain relief from a breach of this Agreement, in relation to a breach of this Agreement or pertaining to a declaration of rights under this Agreement, the prevailing party will recover all such party's attorneys' fees incurred in each and every such action, suit or other proceeding, including any and all appeals or petitions therefrom. As used in this Agreement, attorneys' fees will be deemed to be the full and actual cost of any legal services actually performed in connection with the matters involved, including those related to any appeal or the enforcement of any judgment, calculated on the basis of the usual fee charged by attorneys performing such services, and will not be limited to "reasonable attorneys' fees" as defined in any statute or rule of court.

      11.12 SURVIVAL. All representations and warranties of any party contained in this Agreement shall survive the execution and delivery of this Agreement and the Closing until 18 months after the Closing.

      11.13 INCORPORATION OF EXHIBITS.  The Schedules and all
Exhibits and schedules attached


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



hereto and referred to herein are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein.

      11.14 SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction unless the same is material to the terms of this Agreement, in the judgment of either party to this Agreement, in which case the parties shall negotiate in good faith to revise the same so as to be valid or enforceable. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

      11.15 ENFORCEMENT OF AGREEMENT. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

      11.16 CONSENT. Whenever the consent or approval of a party is required by the terms of this Agreement, unless otherwise provided, the same shall not be unreasonably withheld or delayed.

"PARENT"

ADRENALIN INTERACTIVE, INC., a
California corporation


By:   /s/ Jay Smith, III
      ---------------------------------
      Jay Smith, III, President and
      Chairman





                                     71


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



"MERGER SUB"

ADRENALIN ACQUISITION
CORPORATION, a California
corporation


By:   /s/ Jay Smith, III
      ---------------------------------
     Jay Smith, III, President


By:   /s/ Jay Smith, III
      ---------------------------------
      Jay Smith, III, Secretary



"THE COMPANY"

MCGLEN MICRO INC., a California
corporation


By:   /s/ George Lee
      ---------------------------------
      George Lee, President


By:   /s/ Mike Chen
      ---------------------------------
      Mike Chen, Secretary



"THE PRINCIPAL SHAREHOLDERS"



/s/ George Lee
---------------------------------
GEORGE LEE, an individual


/s/ Mike Chen
---------------------------------
MIKE CHEN, an individual





                                     72


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


ACST COMPUTERS, INC., a California
corporation



By:   /s/ Alex Chen
      -------------------------------
      Alex Chen, President and
      Chairman

              FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER



            This First Amendment dated July 23, 1999 ("First Amendment") to that certain Agreement and Plan of Merger ("Merger Agreement") dated as of April 28, 1999, entered into by and among Adrenalin Interactive, Inc., a Delaware corporation (the "Parent"), Adrenalin Acquisition Corporation, a California corporation and a wholly owned subsidiary of the Parent ("Merger Sub"), McGlen Micro, Inc., a California corporation (the "Company"), George Lee, Mike Chen, and ACST Computers, Inc., a California corporation (collectively, the "Principal Shareholders") (the Parent, the Merger Sub, the Company and the Principal Shareholders, collectively, the "Parties") with reference to the following facts:

            A. Pursuant to Section 11.4 of the Merger Agreement, the Parties desire to amend the Merger Agreement to extend the termination date of thereof.


            NOW, THEREFORE, IN CONSIDERATION OF the mutual promises set forth herein and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

      1. Amendment of the Merger Agreement/Extension of Time. The date set forth in Section 10.2(a) of the Merger Agreement is hereby changed to October 31, 1999.

      2. Ratification. Except as amended pursuant to this First Amendment, the Merger Agreement is hereby ratified and confirmed and shall remain in full force and effect in accordance with its terms.

      3. Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

            IN WITNESS WHEREOF, the Parties have caused this First Amendment to be executed as of the date first written above.

 "PARENT"                               "THE PRINCIPAL SHAREHOLDERS"

 ADRENALIN INTERACTIVE, INC.,
 a California corporation                /s/ George Lee
                                         ------------------------------------
 By /s/ Jay Smith                        George Lee, an individual
    ----------------------------
       Jay Smith, III,                   /s/ Mike Chen
    President and Chairman               ------------------------------------
                                         Mike Chen, an individual
 "MERGER SUB"
                                         ACST COMPUTERS, INC.,
 ADRENALIN ACQUISITION CORPORATION,      a California corporation
 a California corporation
                                         By /s/ Alex Chen
 By /s/ Jay Smith                           ---------------------------------
    -----------------------------           Alex Chen, President and Chairman
    Jay Smith, III, President

 By /s/ Jay Smith
    -----------------------------
    Jay Smith, III, Secretary

 "THE COMPANY"

 ADRENALIN ACQUISITION CORPORATION,
 a California corporation

 By /s/ George Lee
    _____________________________
    George Lee, President

 By /s/ Mike Chen
    _____________________________
    Mike Chen, Secretary

               SECOND AMENDMENT TO AGREEMENT AND PLAN OF MERGER



            This Second Amendment dated October 4, 1999 ("Second Amendment") hereby amends that certain Agreement and Plan of Merger, dated as of April 28, 1999, as amended by that certain First Amendment to Agreement and Plan of Merger, dated as of July 23, 1999 (collectively, the "Merger Agreement"), entered into by and among Adrenalin Interactive, Inc., a Delaware corporation (the "Parent"), Adrenalin Acquisition Corporation, a California corporation and a wholly owned subsidiary of the Parent ("Merger Sub"), McGlen Micro, Inc., a California corporation (the "Company"), George Lee, Mike Chen, and ACST Computers, Inc., a California corporation (collectively, the "Principal Shareholders") (the Parent, the Merger Sub, the Company and the Principal Shareholders, collectively, the "Parties"), with reference to the following facts:


            A. Pursuant to Section 11.4 of the Merger Agreement, the Parties desire to amend the Merger Agreement to extend the termination date thereof.


            NOW, THEREFORE, IN CONSIDERATION OF the mutual promises set forth herein and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties agree as follows:

      1. Amendment of the Merger Agreement/Extension of Time. The date set forth in Section 10.2(a) of the Merger Agreement is hereby changed to November 30, 1999.

      2. Ratification. Except as amended pursuant to this Second Amendment, the Merger Agreement is hereby ratified and confirmed and shall remain in full force and effect in accordance with its terms.

      3. Counterparts. This Second Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

            IN WITNESS WHEREOF, the Parties have caused this Second Amendment to be executed as of the date first written above.


"PARENT"                                     "THE PRINCIPAL SHAREHOLDERS"

ADRENALIN INTERACTIVE, INC.,                 /s/ George Lee
a Delaware corporation                       --------------------------------
                                             George Lee, President
By  /s/ Jay Smith
    _____________________________
    Jay Smith, III, President and            /s/ Mike Chen
      Chairman                               --------------------------------
                                             Mike Chen, Secretary

"MERGER SUB"                                 ACST COMPUTERS, INC.,
                                             a California corporation
ADRENALIN ACQUISITION
CORPORATION,
a California corporation                     By /s/ Alex Chen
                                               _____________________________
                                               Alex Chen, President and Chairman
By /s/ Jay Smith
   _____________________________
   Jay Smith, III, President and
   Secretary

"THE COMPANY"

MCGLEN MICRO INC.,
a California corporation

By  /s/ George Lee
    _____________________________
    George Lee, President

By  /s/ Mike Chen
    _____________________________
    Mike Chen, Secretary

                               APPENDIX C
                               ----------

                              SEE ATTACHED

                          CERTIFICATE OF AMENDMENT
                                     OF
                        CERTIFICATE OF INCORPORATION
                                     OF
                         ADRENALIN INTERACTIVE, INC.


           ADRENALIN INTERACTIVE, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

      FIRST: The amendment to this corporation's Certificate of Incorporation set forth below was proposed and declared advisable by a unanimous written consent of the members of the board of directors of this corporation in a resolution adopted pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, and duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of
      Delaware:

           RESOLVED, that the Certificate of Incorporation of this corporation is amended by changing the Article thereof numbered subsection (a) of Article "FOURTH" so that, as amended, said Article shall be and read as follows:

                  "(a) The maximum number of shares which the corporation shall have the authority to issue is Fifty-Five Million, (55,000,000) of which Fifty Million (50,000,000) shares shall be Common Stock having a par value of $.03 per share (Common Stock) and Five Million (5,000,000) shares shall be Preferred Stock, having a par value of $0.01 per share (Series Preferred Stock)."

      SECOND: That said amendment was duly adopted by a written consent of not less than a majority of the stockholders of this corporation pursuant to
      Section 228(a) of the General Corporation Law of the State of Delaware

      IN WITNESS WHEREOF, this corporation has caused this certificate to be signed by the undersigned officer as of the _____ day of ________, 1999

                                    By:__________________________
                                    Name:
                                    Title:

                               APPENDIX D
                               ----------

                              SEE ATTACHED

                                   ANNEX D
                                   -------

                         Adrenalin Interactive, Inc.
                         ---------------------------

                     1999 Long-Term Stock Incentive Plan
                     -----------------------------------


      1.    The Plan

            (a) Purpose. The purpose of this 1999 Long-Term Stock Incentive Plan (the "Plan") is to promote the long-term financial success of Adrenalin Interactive, Inc. (the "Company") by providing a means to attract, retain and award individuals who can and do contribute to such success. By using stock-based compensation, the recipients of awards under the Plan will have incentives to devote their maximum effort and skills to the advancement, betterment and prosperity of the Company and its Stockholders.

            (b) Effective Date. To serve this purpose, the Plan will become effective upon its approval by the affirmative vote of a majority of the shares present or represented by proxy at the Company's 1999 Annual Meeting of Stockholders. No award may be granted pursuant to the Plan subsequent to the tenth anniversary of its effective date.

      2.    Administration

            (a) Committee. The Plan shall be administered by a Committee, appointed by the Board of Directors of the Company, which shall consist of no less than two of its members, all of whom shall not be current or former employees of the Company (the "Committee"); provided, however, that the Board of Directors of the Company may assume, at its sole discretion, administration of the Plan.

            (b) Powers and Authority. The Committee's powers and authority include, but are not limited to, selecting individuals who are employees of or consultants to the Company and any subsidiary of the Company or other entity in which the Company has a significant equity or other interest as determined by the Committee; determining the types and terms and conditions of all awards granted, including performance and other earnout and/or vesting contingencies; permitting transferability of awards to third parties; interpreting the Plan's provisions; and administering the Plan in a manner that is consistent with its purpose. The Committee may delegate the grant of awards to persons who are not officers or directors to the Chief Executive Officer on such terms as it may determine.

            (c) Award Prices. For Plan purposes, all stock options and stock appreciation rights shall have an exercise price which shall reflect 100% of the fair market value of a share of the common stock of the Company, par value

[$0.03] ("Share") on the applicable date as determined by the Committee. The applicable date shall be the date on which the award is granted, except that the Committee may provide that the applicable date may be: (i) the day on which an award recipient was hired, promoted or such similar singular event occurred, provided that the grant of such award occurs within 90 days following such applicable date; or (ii) in the case of a stock option or stock appreciation right granted retroactively in tandem with or as a substitution for another previously granted stock option or stock appreciation right, the applicable date for such prior award.

      3.    Shares Subject to the Plan

            (a) Maximum Shares Available for Delivery. Subject to Section 3(d), the maximum number of Shares that may be delivered to participants and their beneficiaries under the Plan shall be equal to the sum of ______________. In addition, any Shares granted under the Plan which are forfeited back to the Company because of the failure to meet an award contingency or condition shall again be available for delivery pursuant to new awards granted under the Plan. Any Shares covered by an award (or portion of an award) granted under the Plan, which is forfeited or canceled, expires or is settled in cash, shall be deemed not to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. Likewise, if any stock option is exercised by tendering Shares, either actually or by attestation, to the Company as full or partial payment in connection with the exercise of a stock option under this Plan or any prior plan of the Company, only the number of Shares issued net of the Shares tendered shall be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. Further, Shares issued under the Plan through the settlement, assumption or substitution of outstanding awards or obligations to grant future awards as a result of acquiring another entity shall not reduce the maximum number of Shares available for delivery under the Plan.

            (b) Other Plan Limits. Subject to Section 3(d), the following additional maximums are imposed under the Plan. The maximum number of Shares that may be delivered through stock options intended to comply with Section 422 of the Internal Revenue Code ("incentive stock options") shall be equal to the maximum number of shares available for delivery pursuant to the Plan. The maximum number of Shares that may be issued in conjunction with awards granted pursuant to Section 4(d) shall be ________. The maximum number of shares that may be covered by awards granted to any one individual pursuant to Sections 4(b) and 4(c) shall be _______ during any consecutive three calendar years. The maximum payment that can be made for awards granted to any one individual pursuant to Sections 4(d) and 4(e) shall be [$5,000,000] for any single or combined performance goals established for a specified performance period. If a payment under Sections 4(d) or 4(e) is made in Shares, the value of such Shares for determining this maximum individual payment amount will be the closing price of a Share on the first day of the applicable performance period. A specified

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performance period for purposes of this performance goal payment limit shall not exceed a sixty (60) consecutive month period.

            (c) Payment Shares. Subject to the overall limitation on the number of Shares that may be delivered under the Plan, the Committee may use available Shares as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company, including the plan of any entity acquired by the Company.

            (d) Adjustments for Corporate Transactions. The Committee may determine that a corporate transaction has affected the price per Share such that an adjustment or adjustments to outstanding awards are required to preserve (or prevent enlargement of) the benefits or potential benefits intended at time of grant. For this purpose a corporate transaction will include, but is not limited to, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, or other similar occurrence. In the event of such a corporate transaction, the Committee may, in such manner as the Committee deems equitable, adjust (i) the number and kind of shares which may be delivered under the Plan pursuant to Sections 3(a) and 3(b); (ii) the number and kind of shares subject to outstanding awards; and (iii) the exercise price of outstanding stock options and stock appreciation rights; as well as make any other adjustments that the Committee determines as equitable.

            (e) Duration of Options. The Company shall fix the term or duration of Options, provided that such term shall not exceed ten (10) years from the date the Option is granted, and that such term shall be subject to the provisions of I.R.C.422, if applicable.

      4.    Types of Awards

            (a) General. An award may be granted singularly, in combination with another award(s) or in tandem whereby exercise or vesting of one award held by a participant cancels another award held by the participant. Subject to Section 2(c), an award may be granted as an alternative to or replacement of an existing award under the Plan or under any other compensation plans or arrangements of the Company, including the plan of any entity acquired by the Company. The types of awards that may be granted under the Plan include:

            (b) Stock Option. A stock option represents a right to purchase a specified number of Shares during a specified period at a price per Share which is no less than that required by Section 2(c). A stock option may be in the form of an incentive stock option or in a form which does not qualify for favorable federal tax treatment. The Shares covered by a stock option may be purchased by

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


means of a cash payment or such other means as the Committee may from time-to-time permit, including (i) tendering (either actually or by attestation) Shares valued using the market price at the time of exercise, (ii) authorizing a third party to sell Shares (or a sufficient portion thereof) acquired upon exercise of a stock option and to remit to the Company a sufficient portion of the sale proceeds to pay for all the Shares acquired through such exercise and any tax withholding obligations resulting from such exercise; (iii) crediting towards the purchase price amounts from individuals' deferred compensation account balances, including accrued dividend equivalent balances; or (iv) any combination of the above.

            (c) Stock Appreciation Right. A stock appreciation right is a right to receive a payment in cash, Shares or a combination, equal to the excess of the aggregate market price at time of exercise of a specified number of Shares over the aggregate exercise price of the stock appreciation rights being exercised.

            (d) Stock Award. A stock award is a grant of Shares or of a right to receive Shares (or their cash equivalent or a combination of both) in the future. Each stock award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine at the time of the grant. These may include continuous service and/or the achievement of performance goals. The performance goals that may be used by the Committee for such awards shall consist of cash generation targets, profit, revenue and market share targets, profitability targets as measured by return ratios, and stockholder returns. The Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes with the measurement based on absolute Company or business unit performance and/or on performance as compared with that of other publicly-traded companies.

            (e) Cash Award. A cash award is a right denominated in cash or cash units to receive a payment, which may be in the form of cash, Shares or a combination, based on the attainment of pre-established performance goals and such other conditions, restrictions and contingencies as the Committee shall determine. The performance goals that may be used by the Committee for such awards shall consist of cash generation targets, profits, revenue and market share targets, profitability targets as measured by return ratios and stockholder returns. The Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes with the measurement based on total Company or business unit performance and/or on performance as compared with that of other publicly-traded companies.

      5.    Award Settlements and Payments

            (a) Dividends and Dividend Equivalents. An award may contain the right to receive dividends or dividend equivalent payments which may be paid either currently or credited to a participant's account. Any such crediting of dividends or dividend equivalents or reinvestment in Shares may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Share equivalents.

            (b) Payments. Awards may be settled through cash payments, the delivery of Shares, the granting of awards or combination thereof as the Committee shall determine. Any award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred Share equivalents.

      6.    Plan Amendment and Termination

            (a) Amendments. The Company's Board of Directors may amend this Plan as it deems necessary and appropriate to better achieve the Plan's purpose provided, however, that (i) the Share limitations set forth in Sections 3(a) and 3(b) cannot be increased and (ii) the minimum stock option and stock appreciation right exercise prices set forth in Section 2(c) cannot be changed, unless such a plan amendment is properly approved by the Company's stockholder in compliance with the requirements of any rules promulgated under Section 16 of the Securities Exchange Act of 1934 or such other Federal or State laws or regulations as may be applicable.

            (b) Plan Suspensions and Termination. The Board of Directors of the Company may suspend or terminate this Plan at any time. Any such suspension or termination shall not of itself impair any outstanding award granted under the Plan or the applicable participant's rights regarding such award.

      7.    Miscellaneous

            (a) No Individual Rights. No person shall have any claim or right to be granted an award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee or other person any right to continue to be employed by or to perform services for the Company, any subsidiary or related entity. The right to terminate the employment of or performance of services by any Plan participant at any time and for any reason is specifically reserved to the employing entity. No person shall have any right of a shareholder by virtue of an option, SAR, or stock award, except with respect to stock actually issued to him, and the issuance of shares of common stock shall confer no retroactive right to dividends.





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



            (b) Binding Arbitration. Any dispute or disagreement regarding participation and/or an award recipient's rights under the Plan shall be settled solely by binding arbitration in accordance with the applicable rules of the American Arbitration Association. The Plan, its validity, interpretation, and administration, and the rights and obligations of all persons having an interest therein, shall be governed by and construed in accordance with the laws of the State of Delaware, except to the extent that such laws may be preempted by Federal law.

            (c) Unfunded Plan. The Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any participant or beneficiary of a participant. To the extent any person holds any obligation of the Company by virtue of an award granted under the Plan, such obligation shall merely constitute a general unsecured liability of the Company and accordingly shall not confer upon such person any right, title or interest in any assets of the Company.

            (d) Other Benefit and Compensation Programs. Unless otherwise specifically determined by the Committee, settlements of awards received by participants under the Plan shall not be deemed a part of a participant's regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit plan or severance program. Further, the Company may adopt other compensation programs, plans or arrangements as it deems appropriate.

            (e) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any award, and the Committee shall determine whether cash shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled.

            (f) Limit on Distribution. Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any Shares under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

            (g) Tax Withholding. Whenever the Company proposes or is required to distribute Shares under the Plan, the Company may require the recipient to remit to the Company an amount sufficient to satisfy any Federal, state and local tax withholding requirements prior to the delivery of any certificate for such Shares or, in the discretion of the Committee, the Company may withhold from the Shares to be delivered Shares sufficient to satisfy all or a portion of such tax





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withholding requirements. Whenever under the Plan payments are to be made in cash, such payments may be net of an amount sufficient to satisfy any Federal, state and local tax withholding requirements.


















































                                   -7-


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







                               APPENDIX E
                               ----------

                              SEE ATTACHED

================================================================================
                   U.S. SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
================================================================================

                                   FORM 10-KSB
                             -----------------------

             [X]     Annual Report under Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                     For the fiscal year ended June 30, 1999

             [ ] Transition Report under Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Commission File No.: 0-27878
                     --------------------------------------

                           ADRENALIN INTERACTIVE, INC.
                 (Name of small business issuer in its charter)

                        Delaware                            13-3779546
              (State or other jurisdiction                 (IRS Employer
            of incorporation or organization             Identification No.)

       5301 Beethoven Street, Suite 255, Los Angeles, CA       90066
           (Address of principal executive offices)         (Zip code)

                 Issuer's telephone number:               (310) 821-7880

       Securities registered under Section 12(b) of the Exchange Act: None

         Securities registered under Section 12(g) of the Exchange Act:

                     Common Stock, par value $.03 per share,

                              (Title of each class)

      Check whether the issuer (1) filed all reports required to be filed by
Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days. Yes [X]
No ____

      Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB [ ].

      The issuer's revenues for its fiscal year ended June 30, 1999 were $2,880,936.

      The aggregate market value of shares of Common Stock held by non-affiliates of the registrant as reported by the Nasdaq SmallCap Market on September 20, 1999 was $11,259,210 (computed on the basis of $3.50 per share, the last reported sale price for shares of the Company's Common Stock on the Nasdaq SmallCap Market as of such date).

      As of September 20, 1999, the registrant had outstanding 3,539,343 shares of Common Stock.
                                 Page 1 of 48

                                     PART I

Item 1. Description of Business.

General

        We were incorporated in Delaware in May 1994. In March 1995, we changed our name to Wanderlust Interactive, Inc. In May 1998, we again changed our name to Adrenalin Interactive, Inc. On December 29, 1998, we effected a 1-for-3 share reverse stock split in our common stock.

        As used herein, "Adrenalin", "we", "us" and "our" refer to Adrenalin Interactive, Inc. and our subsidiaries including Western Technologies, Inc. ("Western"), unless the context requires otherwise. Similarly, the term "McGlen" refers to McGlen Micro, Inc. and its subsidiaries, unless the context requires otherwise. As discussed herein, we intend to merge with McGlen. We have supplied all information contained in this report relating to us and McGlen has supplied all information contained in this report relating to it.

Our Business

        We principally develop video games for use with Sony, Nintendo and Sega video game consoles pursuant to funded contracts with video game developers, entertainment titles for PCs and electronic toys including interactive, Web-powered toys which are refreshed from a PC via the Internet. We also create interactive television games for digital set-top boxes and publish or license PC games in 24 countries and 15 languages.

McGlen's Business

        McGlen was formed in May 1996 to sell computer products over the Internet. McGlen considers itself a global Internet retailer of computer hardware and peripheral products servicing individuals, small offices/home offices and the corporate market. McGlen offers approximately 40,000 stockkeeping units (SKUs) at its virtual superstore, www.mcglen.com. McGlen recently purchased a competitor, AMT Component, Inc., and now also operates AccessMicro.com, which sells similar products at typically lower price points. The McGlen.com superstore has been in operation for more than three years and has approximately 120,000 current customers. McGlen has a marketing and promotion program in place that includes Web advertising, hyperlink allegiances, portal alliances, and direct one-to-one marketing. For website development, McGlen plans to enhance its virtual superstore to provide a community-like experience while shopping online. The objectives behind the website enhancement are to increase customer interaction and to offer a more comprehensive array of value-added services.

Our Material Developments During Fiscal 1997 and 1998

        We completed an initial public offering of our Common Stock in March 1996. We used the net proceeds of our initial public offering principally to establish our New York headquarters and to produce two CD-ROM games based upon the Pink Panther(TM) character. We completed such two CD-ROM games in September 1996 and September 1997. We initially marketed such games through distributors in the United States and we now license such games for distribution by others both in the United States and in numerous foreign countries.

        In February 1997, we acquired all of the outstanding stock of Western as well as certain assets and liabilities of Smith Engineering, a sole proprietorship, from Jay Smith III, our current President, Chief Executive Officer and Treasurer. Western designs and develops video and computer games and electronic toys and electronic consumer products, mostly pursuant to funded contracts with other name-brand manufacturers.

        After expending most of the funds raised in our initial public offering to produce the two Pink Panther(TM) CD-ROM games, we realized that the development costs of such CD-ROM games greatly exceeded both the short-term and long-term anticipated revenue streams from such products and shifted our focus to pre-funded or contract design and development work, such as that historically conducted by Western. In September 1997, we substantially downsized our New York office and shifted our headquarters to Western's offices located in Los Angeles. In April 1998, we closed our New York office permanently, terminated our New York office lease, subleased almost 50% of our Los Angeles office and production space and consolidated our entire staff in our remaining Los Angeles office and production space.

Our Material Developments During Fiscal 1999

        Our Business and Results of Operations

        We continued to concentrate on funded game and toy development projects in fiscal 1999. We completed the programming and development of Brunswick Bowling on both the PC and Sony PlayStation for THQ. We also completed Tiger Woods Golf on the Sony PlayStation for Electronic Arts. Electronic Arts has sold well over 500,000 units of Tiger Woods Golf which has earned us an additional $300,000 in gross royalties. We will earn another $200,000 in gross royalties if more than 1,000,000 units of Tiger Woods Golf are sold.

        During fiscal 1999, we continued to reduce our operating losses. Before our one-time, non-recurring write-off of goodwill in fiscal 1999 of $1,579,132, we realized operating losses of $1,166,602 during fiscal 1999. Our fiscal 1999 operating losses were approximately 49% less than our operating losses of $2,307,831 in fiscal 1998 and approximately 74% less than our operating losses of $4,486,396 in fiscal 1997. At the end of fiscal 1999, we determined to write off all of our goodwill recognized as a result of our prior acquisition of all of the outstanding capital stock of Western as well as certain assets and liabilities of Smith Engineering in February 1997. This write-off brought our total losses in fiscal 1999 up to $2,745,734.

        During fiscal 1999, we have started several new projects, summarized as follows:

        o Flintstones Bowling - We began development on a new game for SouthPeak Interactive called Flintstones Bowling. It uses a license from Warner Bros. for the Flintstones characters in which the characters ride in a large bowling ball through unique canyon-like environments to knock down pins and collect objects.

        o Internet Toys - We have developed and licensed the technology for an action figure for Steve Austin, a primary character of the World Wrestling Federation. The toy was developed for JAKKS Pacific and is part of our joint venture with MagiTech.

        o WCW Game Boy - We have started developing products for Nintendo's Color Game Boy, a very popular handheld game machine. This first game uses World Championship Wrestling characters in various fighting arenas. This is the first in what we believe will be a series of projects for the Color Game Boy.

        o Brunswick Bowling - We are developing the next generation of Brunswick Bowling for the Sony PlayStation. Completion is expected early in fiscal 2000 and this game represents a substantial improvement and upgrade over the previous PlayStation game.

        o Video Football - We recently completed negotiations for a multi-year contract for video football games on the Sony PlayStation. This would include a commitment to create a new game each year for the next three years for this property and may include another football property as well.

        During fiscal 1998, our Board of Directors concluded that, as part of our long-term strategy for becoming profitable, we should enter into a business combination with another entity. In October 1997, we engaged a business consulting firm to assist us in, among other things, seeking a business combination partner or partners. In the ensuing months, we actively reviewed a variety of possible business combinations with a number of other companies as well as other strategic alternatives. However, none of these opportunities came to fruition.

        Our Proposed Merger with McGlen

        In February 1999, our business consulting firm identified McGlen as a possible business combination candidate. After two months of discussions and negotiations, we entered into a definitive agreement on April 28, 1999 with McGlen and its principal shareholders, which provides for the merger of one of our wholly-owned subsidiaries with and into McGlen. We publicly announced our proposed merger with McGlen on April 30, 1999.

        Upon completion of our merger with McGlen, McGlen's outstanding common stock will be automatically converted into the right to receive the number of shares of our Common Stock calculated such that McGlen's outstanding common stock (calculated on a fully-diluted basis) plus 117,302 of the shares of our Common Stock recently sold by us in our recent financing (as discussed below) will equal, in the aggregate, 87.5% of our then outstanding shares of Common Stock (calculated on a fully-diluted basis). For purposes of such calculations, "fully-diluted basis" means all outstanding shares of common stock plus all shares of common stock issuable upon the exercise or conversion of all options, warrants, convertible securities or other rights to acquire common stock having exercise or conversion prices which are less than the value of the common stock into which such securities are exercisable or convertible, but specifically excludes any shares issuable pursuant to an agreement between McGlen and Synnex Information Technologies, Inc. to be assumed by us upon completion of our proposed merger with McGlen.

        Similarly, McGlen's outstanding options, warrants and other rights to purchase shares of McGlen's common stock will be automatically converted into options, warrants and similar rights to purchase whole shares of our Common Stock, with appropriate adjustments in the number of shares purchasable and the exercise prices based upon the above-referenced exchange ratio for conversion of McGlen's common stock into shares of our Common Stock.

        Under our agreement with our business consulting firm, we will be required to issue to such business consulting firm, upon completion of our proposed merger with McGlen, shares equaling 5% of our Common Stock outstanding (calculated on a fully-diluted basis as described above) immediately prior to the merger.

        Under McGlen's agreement with the same business consulting firm (which will become our obligation upon the completion of our merger with McGlen), we will be required to issue to such business consulting firm, upon completion of our proposed merger with McGlen, shares equaling 4% of our post-merger Common Stock outstanding (calculated on a fully diluted basis as described above). If such business consulting firm assists McGlen in raising at least $2,500,000 prior to our merger with it, we will be required to issue to such business consulting firm upon completion of our merger with McGlen, an additional 1.5% of our post-merger Common Stock outstanding (calculated on a fully-diluted basis as described above). Our merger agreement with McGlen provides, in turn, that the shares to be issued to such business consulting firm will reduce, on a share-for-share basis, the shares of our Common Stock to be issued to McGlen's securityholders in our merger with it.

        All shares of our Common Stock issued to McGlen's former shareholders in our proposed merger with McGlen, as well as all of our shares issuable upon exercise of McGlen's former options, warrants and other rights to purchase shares of its Common Stock automatically converted into options, warrants and similar rights to purchase shares of our Common Stock and all of our shares issued to the business consulting firm which represents both us and McGlen as discussed above, will be "restricted securities" as that term is defined in Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, such shares must be held indefinitely unless such shares are subsequently registered under the Securities Act or an exemption from registration is available.

        Our completion of our proposed merger with McGlen is subject to a number of conditions and, although we are confident that such merger will take place, such conditions may not be met and such merger may not be consummated. These conditions include, without limitation, the satisfactory completion of due diligence investigations by both us and McGlen, the preparation and acceptance of final disclosure statements by both us and McGlen, the approval of the merger by the shareholders of both us and McGlen and regulatory approval by Nasdaq. In this latter regard, Nasdaq has advised us that our consummation of our proposed merger with McGlen will constitute a "reverse merger" within the meaning of Rule 4330 of Nasdaq's Marketplace Rules and that we will need to reapply for listing on the Nasdaq SmallCap Market upon completion of our proposed merger. In order for such application to be accepted, we will need to meet the initial listing requirements set forth in Nasdaq's Marketplace Rules including a minimum bid price for our Common Stock of at least $4.00 per share.

        In July 1999, we retained Billich Associates to render an opinion as to the fairness of our proposed merger with McGlen from a financial point of view to our stockholders. Billich Associates has delivered its opinion to us that, in its view, such proposed merger is fair to our shareholders from a financial point of view.

        Our Recent Financing

        As contemplated by our merger agreement with McGlen, we consummated a financing pursuant to a purchase agreement entered into on July 12, 1999 with Escalade Investors, LLC ("Escalade"). Under this purchase agreement, we sold 293,255 shares of our Common Stock to Escalade for gross proceeds of $1,250,000 ($4.2625 per share, which was 110% of the closing price of our Common Stock on July 9, 1999) and received an irrevocable commitment from Escalade to purchase an additional $750,000 of our Common Stock upon the completion of our proposed merger with McGlen. The $750,000 will be placed into escrow within three business days after we deliver written notice to Escalade that the SEC has approved the proxy statement soliciting the consent of our shareholders for our proposed merger with McGlen. The $750,000 will be held in the escrow pending the closing of our merger with McGlen. The price per share of our Common Stock to be paid by Escalade for the $750,000 in escrow will be equal to 110% of the closing price for our Common Stock on the trading day prior to such funding.

        Escalade also received, at no additional cost, a three-year warrant to purchase 29,325 additional shares of our Common Stock at an exercise price of $4.843 per share (which was 125% of the closing price of our Common Stock on July 9, 1999). Upon the funding of the $750,000, Escalade will also receive, at no additional cost, an additional three-year warrant covering a number of shares of our Common Stock equal to 10% of the number of shares of our Common Stock it receives in consideration for such $750,000. Such additional warrant will have an exercise price equal to 125% of the closing price for our Common Stock on the trading day prior to such funding.

        The warrants issued or issuable by us to Escalade may be exercised by Escalade on a "cashless exercise" basis to the extent that the average market value of the shares of our Common Stock issuable upon exercise of such warrants for the five trading days prior to exercise exceeds the aggregate exercise price for the shares as to which the warrants are being exercised.

        If the average closing price for our Common Stock for the two 90-day periods immediately subsequent to October 10, 1999 (subject to certain adjustments) does not equal 115% and 118%, respectively, of the aggregate price paid by Escalade for such Common Stock, Escalade has repricing rights under our purchase agreement with it such that we will be required to issue additional shares to Escalade for no additional consideration so that the value of the purchased shares plus the additional shares equals 115% or 118%, as applicable, of the aggregate purchase price paid by Escalade for such Common Stock.

        The proceeds raised by us from such financing have been, and will be, used to fund our immediate operational obligations, our payables, our expenses arising from our proposed merger with McGlen (including legal and accounting fees and other merger-related expenses) and our loan to McGlen described below.

        Under our purchase agreement with Escalade, we agreed to register all shares of our Common Stock issued or issuable to it, including shares of our common stock issued upon exercise of the warrants described above, pursuant to a registration statement which becomes effective by October 10, 1999. We also agreed to use our best efforts to keep the registration statement effective until July 12, 2001, until Escalade no longer holds or has the right to acquire shares or until all of its shares may be sold pursuant to Rule 144 under the

Securities Act, whichever comes first. We also agreed to bear all reasonable expenses, other than underwriting discounts, selling commissions, selling concessions and other expenses incurred by Escalade and other than legal fees in excess of $4,500 incurred by Escalade, in connection with the registration and sale of the shares of our Common Stock being offered by it. After such registration statement becomes effective, Escalade may not sell more than 33-1/3% of the shares of our Common Stock it holds in any 30-day period.

        Our purchase agreement with Escalade also provides that we may not offer or sell shares of our Common Stock or securities convertible into shares of our Common Stock without Escalade's prior written consent until the date which is 180 days after the latter of the effective date of the above-referenced registration statement or the funding of the remaining $750,000 by Escalade. Escalade's consent is not required in connection with securities sold pursuant to the our proposed merger with McGlen, securities sold in an underwritten public offering with gross proceeds of at least $10,000,000, securities sold for an effective price per share of our Common Stock equal to or greater than the weighted average of the price per share paid and to be paid by Escalade for shares that are "restricted securities" throughout such 180-day period and under certain other circumstances;

        We are not obligated to issue additional shares of our Common Stock to Escalade to the extent such issuance would violate Nasdaq's rules relating to limitations on the amount of shares that can be issued without stockholder approval. However, we are required to seek such approval and, if we do not obtain it, we will be obligated to redeem, at a redemption price equal to 120% of the price paid by Escalade, such number of shares of our Common Stock held by Escalade such that we can issue the additional shares without violating the limitations imposed by Nasdaq.

        Our Loan to McGlen

        On July 23, 1999, we loaned $500,000 to McGlen. The loan was made from a portion of the proceeds of the financing with Escalade described above, as required by the terms of our merger agreement with McGlen.

        Under the terms of the note issued to us by McGlen evidencing such loan, the loan has a term of 366 days (although McGlen may prepay the principal without penalty or premium). The outstanding principal amount of the loan accrues interest at an 8% annual rate. In the event of a default, the total amount outstanding becomes immediately due and payable in full at our option. McGlen may use the proceeds of the loan only for working capital or other corporate purposes until the loan has been repaid in full. We and McGlen also entered into a security agreement which provides us with a junior security interest in McGlen's assets. McGlen's indebtedness to us evidenced by the note is also subordinate in right of payment to the prior payment in full of the principal amount of any currently existing secured obligation of McGlen or its subsidiaries and any future vendor/supplier accounts which from time to time require a security interest in McGlen's assets, and all related interest, fees, expenses, refinancings thereof and other amounts payable with respect thereto.

Our Marketing and Sales

        We rely primarily on Jay Smith III, our current President, Chief Executive Officer and Treasurer, and Michael Cartabiano, our current Vice President and Secretary, for sales and licensing of our products and proposed products to brand-name manufacturers, distributors and licensees.

        We also rely on our contacts and relationships within the industry to license our concepts and obtain development contracts. In addition, we are constantly seeking new relationships and customers.

Our Product Development

        The development of our products and product concepts is generally performed in-house with our full-time employees plus occasional freelance artists, animators, writers or programmers. We maintain a schedule and budgeting system designed to control our development costs and to meet our deadlines.

        Our product development capabilities include programming for a variety of game systems including PCs, Sony PlayStations and Sega Saturn systems. Artwork and graphics include two-dimensional animation for the Pink Panther(TM) CD-ROM games developed by us and three-dimensional animation and graphics for other games developed by us. Audio includes sound effects, music and voiceover in a variety of formats. Producers direct the design and development of each of the games and are involved in each step of such development.

        We also license the manufacturing and distribution of certain of our products to marketing firms, both domestic and international.

Our Competition

        The markets for our products are characterized by intense competition. We expect that companies which have developed similar products, as well as other companies with the financial resources and expertise that would enable them to attempt to develop competitive products, make it more difficult for us to get contracts to develop such products. Many of our competitors such as Sega, Nintendo and Sony are well-established, have much greater financial resources, much greater public and industry recognition and much broader marketing capabilities than us. They also have the ability to control the use of our products on their proprietary systems. We believe the principal competitive factors in our markets are product quality, reliability, features, functions, creativeness, performance, price, financial stability, product reputation, ease of use and quality of support. A number of companies offer competitive products addressing our markets. We may not be able to compete successfully, or our competitors or others may develop technologies or products that render our products or product concepts obsolete or less marketable.

Our Intellectual Property Rights

        We presently own approximately 40 patents in various areas ranging from circuit boards to toys. Some of the patents are mechanical design patents, some are software or article patents and some are for basic technology ranging from hardware to optical. We also have an aggregate of five trademarks which are registered or in the process of being registered.

        We have historically treated, and intend to continue to treat, our products and product concepts and software as proprietary and have relied, and will continue to rely, primarily on a combination of trademark, copyright and trade secret laws and employee and third-party nondisclosure agreements to protect our intellectual property rights.

Our Research and Development

        With our shift in focus to pre-funded or contract design and development work during fiscal 1998, we do not presently spend any material amounts on research or development activities relating to new products which we intend to own and market.

Our Employees

        As of June 30, 1999, we employed 33 people on a full-time basis, including persons engaged in game design, writing, research, sound, art, animation, computer programming, management and administration. At June 30, 1999, we also employed 4 persons as part-time employees. We believe that our relations with our employees are satisfactory.

Item 2. Description of Property.

        We presently lease approximately 13,140 rentable square feet of office and production space in Los Angeles, California pursuant to a noncancellable lease expiring on January 31, 2002 at a current minimum monthly rent equal to $15,768. We currently sublease approximately 10% of such office and production space to an unrelated third-party sublessee for an aggregate of $1,300 in monthly rent. We believe that our present lease provides us with adequate space for the foreseeable future.

        As noted above, we terminated our New York office lease as a part of the down-sizing of our staff and facilities in or about April 1998 and presently have no further liabilities in respect of such New York office lease.

Item 3. Legal Proceedings

        We are not presently a party to any pending litigation.

Item 4. Submission of Matters to a Vote of Security Holders.

        We did not submit any matter to a vote of our security holders during the fourth quarter of fiscal 1999.

                                            PART II

Item 5. Market for Common Equity and Related Stockholder Matters.

    (a) Our Common Stock is traded on the Nasdaq SmallCap Market under the symbol "ADRN". The following table sets forth, for our last two fiscal years, the high and low quarterly sales prices for our Common Stock as reported by the Nasdaq SmallCap Market:

                                                     Common Stock*
                                                     -------------
                             Quarter Ended          High        Low
                             -------------          ----        ---

                             Fiscal 1998

                             September 30, 1997    $1.19       $0.25
                             December 31, 1997      2.25        0.44
                             March 31, 1998         0.88        0.38
                             June 30, 1998          3.81        0.63


                             Fiscal 1999

                             September 30, 1998    $4.60       $1.85
                             December 31, 1998      1.85        1.50
                             March 31, 1999         3.70        0.75
                             June 30, 1999          8.50        3.38

----------------------------

* Figures through December 31, 1998 have been adjusted to reflect our 3-for-1 reverse stock split effected on December 29, 1998.


    (b) On September 8, 1999, there were 439 holders of record of our Common Stock. We believe that there are significantly more beneficial holders of our Common Stock as approximately 71% of our Common Stock is held in "street" name.

    (c) No cash dividends have been paid on our Common Stock, and we do not anticipate paying cash dividends on our Common Stock in the foreseeable future.

    (d) We did not issue or sell any equity securities during the fourth quarter of fiscal 1999 which were not registered under the Securities Act.

Item 6. Management's Discussion and Analysis or Plan or Operation.

        (a)    Results of Operations.

               During fiscal 1999, we realized revenues of $2,880,936, an increase of $124,238, or approximately 4.5%, over our revenues of $2,756,698 for fiscal 1998. We believe that our growth in revenues during fiscal 1999 was limited during the last two quarters of such year due to our management's focus on matters relating to our proposed merger with McGlen. We realized $2,156,754 in revenues from our toy and game development contracts during fiscal 1999 as compared to $1,886,497 during fiscal 1998. Our increased toy and game development contract revenue during fiscal 1999 was principally due to a greater number of significant contracts and our more efficient utilization of our unique skills. Royalty income was $724,182 during fiscal 1999 as compared to $870,201 in fiscal 1998 and $601,713 in fiscal 1997.

               Our operating expenses of $4,047,538 during fiscal 1999 (exclusive of the goodwill write-off discussed below) were $998,155 less than our operating expenses of $5,045,693 during fiscal 1998, an improvement of approximately 20%. Although our expenses related to our toy and game development contracts increased to $1,922,460 in fiscal 1999 as compared to $1,533,917 in fiscal 1998, such increase was more than offset by our reduction in our selling, general and administrative expenses from $2,367,973 in fiscal 1998 to $1,305,169 in fiscal 1999 and the elimination of our research and development expenses in fiscal 1999 as compared to $152,126 in fiscal 1998. Our approximately 52% reduction in our selling, general and administrative expenses in fiscal 1999 from fiscal 1998 resulted from our improved management of our non-production related expenses and the elimination of our expenses related to our New York office closed during fiscal 1998. Our interest expense was $55,057 in fiscal 1999 as compared to $60,663 in fiscal 1998 and $37,086 in fiscal 1997.

               Prior to our write-off of goodwill as discussed below, we realized operating losses of $1,166,602 during fiscal 1999, which was approximately 49% less than our operating losses of $2,307,831 in fiscal 1998. Our improvement in operating losses during fiscal 1999 was primarily due to a combination of higher revenues and a significant reduction in our selling, general and administrative expenses from fiscal 1998. An aggregate of $764,852 of our operating losses in fiscal 1999 were the result on non-cash charges for depreciation and amortization of intangible assets, including amortization in respect of our patents and licenses and the write-off of advance royalties. Another $99,244 of such losses during fiscal 1999 resulted from non-cash charges relating to our issuance of securities in exchange for consulting services.

               At the end of fiscal 1999, we elected to write off the entire amount of our remaining unamortized goodwill of $1,579,132 appearing on our balance sheet which arose from our prior acquisition of all of the outstanding common stock of Western and certain of the assets and liabilities of Smith Engineering in February 1997. Such write-off has streamlined our operations in preparation for our pending merger with McGlen but has resulted in our reporting total net losses of $2,745,734 for fiscal 1999.

               Due to our continued net losses in fiscal 1999, we had an accumulated deficit of $11,896,785 at June 30, 1999 as compared to an accumulated deficit of $9,151,051 at June 30, 1998.

        (b)    Liquidity and Capital Resources.

               As a result of our continued losses during fiscal 1999, we began a search for additional equity capital in the latter part of fiscal 1999 to fund our continued operations through at least the completion of our proposed merger with McGlen. In July 1999, we successfully raised gross proceeds of $1,250,000 from the sale of shares of our Common Stock to Escalade and received an irrevocable commitment from Escalade to purchase another $750,000 worth of our Common Stock upon completion of our proposed merger with McGlen. See "Our Material Developments During Fiscal 1999-Our Recent Financing" commencing on page 5 of this report.

               If our proposed merger with McGlen takes place, of which we can give no assurance, we anticipate that we will require additional equity and/or debt capital in order for us and McGlen to accomplish our combined short-term and long-term business objectives. If our proposed merger with McGlen does not take place, which we do not presently anticipate, we will definitely need to raise additional equity and/or debt capital if we are to continue in business. Under either scenario, we presently have no preliminary or definitive agreement to complete any such additional financing with any other person or persons. Accordingly, we cannot make any assurances that we will be able to raise any such required additional capital. In addition, our ability to complete any such future equity and/or debt financing will depend upon our then financial condition, results of operations and future business prospects as well as market conditions at the time such additional equity and/or debt financing is consummated. Many of the factors which will influence our ability to conduct any such future financing will be outside of our control. For these reasons, we cannot make any assurances that we will successfully complete any such required equity and/or debt financing.

                              Safe Harbor Statement
                              ---------------------

        Statements contained in this report which are not historical facts, including statements about our business strategies and our expectations about existing products and product development opportunities, market and industry segment growth, demand for and acceptance of our existing products and product concepts, are forward looking statements that involve risks and uncertainties. These include, but are not limited to, product demand and market acceptance risks; the impact of competitive products and pricing; the results of financing efforts; the loss of any significant customers; the effect of our accounting policies; the effects of economic conditions and trade, legal, social and economic risks such as import, licensing and trade restrictions; the results of our execution our business plan and the impact on us of our relationships with our lenders, investors, customers and vendors.

Item 7. Financial Statements.

        Our financial statements listed below are included on pages F-1 through F-21 following the signature page to this report:

            Title of Document                                          Page

            Independent Auditors' Report                               F-1

            Consolidated Balance Sheet                                 F-2
                   June 30, 1999

            Consolidated Statements of Operations                      F-3
                   Years Ended June 30, 1999 and 1998

            Consolidated Statements of Changes in Shareholders' Equity F-4
                   Years Ended June 30, 1999 and 1998

            Consolidated Statements of Cash Flows                      F-6
                   Years Ended June 30, 1999 and 1998

            Notes to Consolidated Financial Statements                 F-8
                   Years Ended June 30, 1999 and 1998


Item 8. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

        None.


                                    PART III

Item 9. Directors, Executive Officers, Promoters and Control Persons; Compliance With Section 16(a) of the Exchange Act.

        (a)    Information Relating to Executive Officers and Directors.

               The following table sets forth certain information relating to our current executive officers and directors:

                                                     Position(s) with
                 Name                  Age           the Company
                 ----                  ---           ----------------

                 Jay Smith, III        59            President, Chief Executive
                                                     Officer, Treasurer and
                                                     Director


                 Michael Cartabiano    48            Vice President and
                                                     Secretary

                 Robert A.D. Wilson    48            Director

                 Edward H. MacKay      65            Director


               Jay Smith III. Mr. Smith has been one of our directors since February 1997. In May 1997, Mr. Smith was appointed as our President, Chief Executive Officer and Treasurer. Mr. Smith also served as our Secretary from September 1997 to May 1998. Prior to our acquisition of Western, Mr. Smith served as the founder, President and sole shareholder of Western. Mr. Smith was also the sole owner of Smith Engineering. Mr. Smith owned and operated Western and Smith Engineering for approximately 17 years and 23 years, respectively, prior to our acquisition of the stock of Western and certain of the assets of Smith Engineering in February 1997. Mr. Smith has over 30 years' experience in engineering, invention and research and development in the electronic toy and game industry and mechanical and electronic consumer products. Prior to establishing Western and Smith Engineering, Mr. Smith served as a founding partner of California R&D Center, the Vice President of Engineering of Innova, Inc., a toy and doll designer for Mattel Toys and a member of the Space Program Technical staff at TRW, Inc. Mr. Smith holds a B.S. Degree in Engineering Mechanics from Virginia Institute of Technology and an M.S. Degree in Applied Mechanics with California Institute of Technology.

               Michael Cartabiano. Mr. Cartabiano's association with Western began in 1994. In February 1997, Mr. Cartabiano was appointed to manage our toy and game group. Mr. Cartabiano was appointed as our Vice President in February 1998 and as our Secretary in May 1998. Mr. Cartabiano has approximately 25 years of experience in the consumer products industry having previously held the position of Vice President of Design for Mattel Toys in El Segundo, California from 1987 to 1993. Mr. Cartabiano has also held research and development management positions at Tonka Toys in Minnetonka, Minnesota, Milton Bradley Games in East Longmeadow, Massachusetts, and Hasbro Products in Pawtucket, Rhode Island. Mr. Cartabiano earned his B.S. degree from the University of Bridgeport in Connecticut in 1973.

               Robert A.D. Wilson. Mr. Wilson first became one of our directors in November 1997. Mr. Wilson has been Chairman and majority owner of Sound Technology PLC, an electronics distribution company located in the United Kingdom, since 1978. In addition, Mr. Wilson serves as Vice Chairman of Alesis Studio Electronics, Inc., an international manufacturing and marketing company for studio electronics located in California. Currently, Mr. Wilson is a director of Business Link, a United Kingdom government sponsored initiative to new and emerging industries, and is Chairman of the British Music Fairs Ltd., as well as past President of the Music Industries Association.

               Edward H. MacKay. Mr. MacKay first became one of our directors in February 1999. Since October 1998, Mr. MacKay has been CEO of Cyberdat. From 1995 to 1997, he was Executive Vice President, Chief Operating Officer and Chief Financial Officer of Visicom Laboratories, a developer of software and hardware for C41 applications for the U.S. Navy. From 1981 to 1995, he was Chief Executive Officer and Chairman of the Board of ATM Service Corporation, an automated teller machine service business.

               There are no family relationships among any of our directors or executive officers.

        (b)    Section 16(a) Reporting Delinquencies.

               The following executive officers and directors failed to file on a timely basis one or more reports required to be filed by them under Section 16(a) of the Exchange Act during or with respect to fiscal 1999:

                                                                    Number of
Name of Executive                                  Number of Late  Transactions
Officer or Director    Capacity or Capacities      Reports Filed   Reported Late
-------------------    ----------------------      -------------   -------------

Michael Cartabiano     Vice President and Secretary      1                1
Robert A.D. Wilson     Director                          2                1
Edward H. MacKay       Director                          2                1
Thomas A. Schultz      Former Director                   2                2

               As of the date hereof, we are not aware of the continued failure of any of our current officers and directors to file such required reports.

Item 10. Executive Compensation.

        (a) The following Summary Compensation Table sets forth the names, positions and annual compensation paid by us for each of our fiscal years ended June 30, 1999, 1998 and 1997 to Jay Smith, III, our current President, Chief Executive Officer and Treasurer, and Michael Cartabiano, our only other current executive officer or key employee whose aggregate annual compensation exceeded $100,000 during fiscal 1999:

                           SUMMARY COMPENSATION TABLE
                                                                 Long Term
                                    Annual Compensation     Compensation Awards
                                    -------------------     -------------------
                                                                Securities           All Other
                           Fiscal     Salary    Bonus       Underlying Options     Compensation
Name and Position(s)       Year        ($)       ($)               (#)                   ($)
--------------------       ------     ------    -----       ------------------    -------------
Jay Smith, III, President, 1999     $149,300     -0-               -0-              $21,294(1)
Chief Executive Officer,   1998      150,000     -0-             233,333            $23,461(2)
Treasurer and Director     1997       57,775(3)  -0-               -0-                  -0-(4)

Michael Cartabiano,        1999      130,000     -0-                 333                -0-
Vice President and         1998      118,240     -0-              58,333                -0-(5)
Secretary                  1997         n/a      n/a               6,333                n/a

--------------------------

(1) Reflects legal fees and costs we paid in defense of a lawsuit against Mr. Smith d/b/a Smith Engineering and the reimbursement of automobile costs for Mr. Smith, but excludes $25,407 received by Mr. Smith pursuant to his license agreement with Western (See Item 12(a)).

(2) Reflects legal fees and costs we paid in respect of the defense of a lawsuit against Mr. Smith d/b/a Smith Engineering and the reimbursement of automobile costs for Mr. Smith, but excludes $143,403 received by Mr. Smith pursuant to his license agreement with Western (See Item 12(a)).

(3) Reflects Mr. Smith's salary from February 1997 through June 30, 1997 after our acquisition of Western.

(4) Excludes $69,928 received by Mr. Smith pursuant to his license agreement with Western referred to in footnote 1 above.

(5) Excludes $55,200 received by Mr. Cartabiano pursuant to a royalty-sharing arrangement with Western entered into prior to the Company's acquisition of Western in February 1997 and subsequently modified and supplemented (See Item 12(b)).

        (b) The following table sets forth certain information with respect to all stock options granted by us during fiscal 1999 to Messrs. Smith and
Cartabiano:

                        OPTION GRANTS IN LAST FISCAL YEAR

                                       Individual Grants
      --------------------------------------------------------------------------
                             Number of    % of Total
                             Securities    Options
                             Underlying   Granted to
                              Options     Employees      Exercise
                              Granted     in Fiscal        Price      Expiration
      Name                      (#)          Year          ($/Sh)        Date
      ----                   ----------   ----------      --------    ----------
      Jay Smith, III            -0-          -0-             n/a         n/a

      Michael Cartabiano        333        1.56%            $1.00      01/31/04

        (c) The following table sets forth certain information with respect to the exercise of stock options during fiscal 1999 and the value of unexercised stock options held by Messrs. Smith and Cartabiano at the end of fiscal 1999:

                   AGGREGATED OPTION EXERCISES IN LAST FISCAL
                  YEAR AND FISCAL YEAR-END (FYE) OPTION VALUES
                  --------------------------------------------
                                                         Number of Securities   Value of Unexercised
                                                             Underlying              In-the-Money
                                                         Unexercised Options     Options At FYE ($)
                    Shares Acquired                      At FYE Exercisable/         Exercisable/
Name                On Exercise(#)      Value Realized      Unexercisable            Unexercisable
----                ---------------     --------------   --------------------   --------------------
Jay Smith, III           None                n/a            145,068/99,098        $290,136/$198,196

Michael Cartabiano       None                n/a             43,721/21,278        $105,739/$51,850

        (d) Executive Officer Employment Contracts.

        1. On December 16, 1997, we entered into a three-year employment agreement with Mr. Smith (the "Smith Employment Agreement"). The Smith Employment Agreement provides that he will serve as our President and Chief Executive Officer and receive a base salary of $150,000 per year for his services. Mr. Smith is also entitled to receive bonuses based upon our achievement of our goals as determined by our Board of Directors. The Smith Employment Agreement also provides that Mr. Smith will devote all of his business time, attention and energy to our business and will be subject to a one-year covenant not to directly compete with us after his relationship with us ends. Mr. Smith is also entitled to participate in all group health and insurance programs and other fringe benefits or retirement plans available to other of our employees.

        The Smith Employment Agreement automatically terminates upon Mr. Smith's death, permanent disability or involuntary termination for cause. If Mr. Smith is terminated without cause (which is deemed to include Mr. Smith's resignation after we: (a) reduce his monthly base compensation by more than 25% other than as a result of a decrease in the compensation of all of our executive officers based upon our financial performance; (b) significantly change Mr. Smith's duties, responsibilities, authority, powers or functions; (c) require Mr. Smith to relocate to an office more than 25 miles from our current executive offices in Los Angeles; or (d) fail to perform any of our material obligations to Mr. Smith), we will be obligated to: (i) pay Mr. Smith a lump-sum payment equal to $150,000; (ii) continue to provide Mr. Smith's other employment benefits at our expense 12 months; (iii) enter into a post-termination consulting agreement with Mr. Smith pursuant to which Mr. Smith will be required to provide no more than 10 hours of consulting services per week to us and will be entitled to receive the sum of $150 for each hour actually worked; and (iv) grant Mr. Smith a 120-day exclusive option to repurchase all of the stock of Western for Western's then net book value as reflected on our books and records.

        The Smith Employment Agreement also provided that Mr. Smith was to be awarded stock options to purchase up to 233,333 share of our Common Stock at an exercise price equal to $1.875 per share. Such options have a 10-year term and become exercisable at the rate of 19,244 shares at the end of each calendar quarter of Mr. Smith's employment under the Smith Employment Agreement from and after December 16, 1997.

Item 11. Security Ownership of Certain Beneficial Owners and Management.

        The following table sets forth, as of September 20, 1999, the number of shares of our Common Stock held of record or beneficially: (i) by each person who held of record, or was known by us to own beneficially, more than 5% of the outstanding shares of the our Common Stock; (ii) by each of our current executive officers and directors; and (iii) by all of our current executive officers and directors as a group:

                                                                 Percent of
        Names and Address                Number of           Outstanding Shares
        of Beneficial Owner           Shares Owned (1)       of Common Stock(2)
        -------------------           ----------------       ------------------

        Jay Smith, III
        5301 Beethoven St.
        Los Angeles, CA 90066             406,095(3)                 11.0%

        Michael Cartabiano
        5301 Beethoven St.
        Los Angeles, CA 90066              43,721(4)                  1.2%

        Robert A.D. Wilson
        Letchworth Point
        Dunhams Lane
        Letchworth, Hertfordshire
        SG6 1 AND England                  80,843                     2.3%

        Edward H. Mackay
        1643 Fuerte Hills Drive
        El Cajon, CA  92020                25,000(5)                  0.7%

        Escalade Investors, LLC
        One World Trade Center, Ste. 4563
        New York, New York  10046         322,580(6)                  9.0%

        All current executive officers
        and directors as a group
        (four persons)                    555,659(7)                 14.8%

        ------------------------

        (1) Except as otherwise indicated and subject to applicable community property and similar statutes, the persons listed as beneficial owners of the shares of our Common Stock have sole voting and dispositive power with respect of such shares.

        (2) For purposes of computing the percentages, the number of shares of Common Stock outstanding includes shares purchasable within 60 days upon exercise of outstanding stock options and warrants, as follows: Mr. Smith (164,512 shares), Mr. Cartabiano (43,721 shares), Mr. Mackay (25,000 shares), Escalade Investors, LLC (29,325 shares) and all executive officers and directors as a group (233,233 shares).

        (3) Includes 241,583 shares of Common Stock owned of record by a family trust established for the benefit of Mr. Smith and his spouse and 164,512 shares purchasable within 60 days upon exercise of outstanding stock options.

        (4) All of the shares of Common Stock beneficially owned by Mr. Cartabiano are shares purchasable within 60 days upon exercise of outstanding stock options.

        (5) All of the shares of Common Stock beneficially owned by Mr. Mackay are shares purchasable within 60 days upon exercise of outstanding options.

        (6) Includes 29,325 shares purchasable within 60 days upon exercise of an outstanding warrant.

        (7) Includes 233,233 shares of Common Stock purchasable within 60 days upon exercise of outstanding stock options.


Item 12. Certain Relationships and Related Transactions.

        (a) In February 1997, we acquired all of the issued and outstanding capital stock of Western and certain of the assets and liabilities of Smith Engineering from Jay Smith, III, our current President, Chief Executive Officer, Treasurer and Director, in exchange of 267,666 shares of our Common Stock. As a part of such acquisition, Western entered into a license agreement with Mr. Smith (the "Smith License Agreement") pursuant to which Mr. Smith granted to Western the exclusive right to use and market patents and license agreements owned by Mr. Smith and Smith Engineering. The Smith License Agreement provides that 75% of the revenues of such patents and licenses are to be retained by Western and 25% are to be retained by Mr. Smith until Mr. Smith receives the aggregate sum of $2,000,000 from such patents and licenses, after which time no further revenue is to inure to Mr. Smith and the patents and licenses will be assigned to Western. During fiscal 1999, Mr. Smith received an aggregate of $25,407 in revenues pursuant to the Smith License Agreement. During fiscal 1998, Mr. Smith received an aggregate of $143,303 in revenues pursuant to the Smith License Agreement.

        (b) Michael Cartabiano, our Vice President and Secretary is entitled to share in certain royalties generated by us in respect of certain products created by him pursuant to an arrangement entered into between Mr. Cartabiano and Western prior to our acquisition of Western, which arrangement has been modified and supplemented subsequent to our acquisition of Western. During fiscal 1999, Mr. Cartabiano did not receive any revenues pursuant to such arrangement. During fiscal 1998, Mr. Cartabiano received an aggregate of $55,200 in revenues pursuant to such arrangement.

        (c) On November 18, 1997, we entered into a consulting agreement with Kayne International, Inc., a business consulting firm with which Thomas A. Schultz, a former director, is affiliated (the "Kayne Consulting Agreement"). The Kayne Consulting Agreement, which expired on December 31, 1998, provided that we were to pay Kayne the sum of $1,500 per day plus expenses for all business consulting services rendered to us by Mr. Schultz on behalf of Kayne. During fiscal 1998, we paid Kayne the sum of $163,000 in fees for the consulting services performed by Mr. Schultz under the Kayne Consulting Agreement (which sum includes the issuance date value of an aggregate of 73,333 shares of our Common Stock issued to Kayne on May 12, 1998 at a price equal to $1.875 per share in lieu of previously accrued but unpaid consulting fees due Kayne thereunder).

        (d) On April 10, 1998, we entered into a consulting agreement with Robert A.D. Wilson, a director, pursuant to which Mr. Wilson agreed to provide certain consulting services to us in exchange for 8,333 shares of our Common Stock issued to Mr. Wilson at a deemed price of $1.875 per share.


Item 13. Exhibits and Reports on Form 8-K.

        (a) Exhibits.
       Exhibit
         No.   Description                                                                          Page No.
       ------- ---------------------------------------------------------------------------          --------

        2.1    Agreement and Plan of Merger, dated as of April 28, 1999, among Adrenalin,
               Adrenalin's subsidiary, McGlen and McGlen's principal shareholders, incorporated by reference from Exhibit 2.1 to our Current Report on Form 8-K,
               dated April 30, 1999 ("April 30 Form 8-K").                                          N/A

        2.2    First Amendment to Agreement and Plan of Merger, dated July 23, 1999, among Adrenalin, Adrenalin's subsidiary, McGlen and McGlen's principal shareholders, incorporated by reference from Exhibit 2.1 to our Current Report
               on Form 8-K, dated July 23, 1999 ("July 23, 1999 Form 8-K").                         N/A

        3.1    Certificate of Incorporation of Adrenalin, as amended, incorporated by reference from Exhibit 3.1 to our Registration Statement on Form SB-2, No.
               333-00178 ("1996 Registration Statement").                                           N/A

        3.2    Certificate of Amendment of Certificate of Incorporation of Adrenalin, filed with the Delaware Secretary of State on May 14, 1998, incorporated by reference from Exhibit 3.1 to our Current Report on Form 8-K, dated June 3,
               1998.                                                                                N/A

        3.3    Bylaws of Adrenalin, as amended, incorporated by reference from Exhibit 3.2
               to our 1996 Registration Statement.                                                  N/A

        4.1    Common Stock Purchase Agreement, dated July 12, 1999, between Adrenalin and Escalade, incorporated by reference from Exhibit 4.1 to our Current Report
               on Form 8-K, dated July 12, 1999 ("July 12, 1999 Form 8-K").                         N/A


                                 Page 20 of 48

                                Page 275 of 303

        4.2    Registration Rights Agreement, dated July 12, 1999, between Adrenalin and
               Escalade, incorporated by reference from Exhibit 4.2 to our July 12, 1999 Form
               8-K.                                                                                 N/A

        4.3    Form of Warrant issued and to be issued by Adrenalin to Escalade,
               incorporated by reference from Exhibit 4.3 to our July 12, 1999 Form 8-K.            N/A

        4.4    Form of Escrow Instructions to be entered into between Adrenalin and
               Escalade, incorporated by reference from Exhibit 4.4 to our July 12, 1999 Form
               8-K.                                                                                 N/A

        4.5    Form of Warrant issued to affiliates and transferees of Mackenzie Shea, Inc.
               ("MSI"), incorporated by reference from Exhibit 4.1 to our Quarterly Report on
               Form 10-QSB for our quarterly period ended March 31, 1998 ("March 1998
               Form 10-QSB").                                                                       N/A

        4.6    Form of Incentive Stock Option Agreement issued to our executive officers and key employees pursuant to our 1995 Stock Option Plan, incorporated by
               reference from Exhibit 4.2 to our March 1998 Form 10-QSB.                            N/A

        4.7    Form of Nonqualified Stock Option Agreement issued to our outside directors, business consultants and other service providers, incorporated by reference
               from Exhibit 4.3 to our March 1998 Form 10-QSB.                                      N/A

        4.8    Form of Warrant issued to Lloyd Wade Securities, Inc. ("LWSI") and three of its principals, incorporated by reference from Exhibit 4.4 to our March 1998
               Form 10-QSB.                                                                         N/A

        4.9    Form of Warrant to Purchase Common Stock issued to affiliates and transferees of MSI, incorporated by reference from Exhibit 4.3 to our 1998 Registration
               Statement.                                                                           N/A

        10.1   Agreement, dated October 1, 1997, as amended, between Adrenalin and MSI relating to business consulting services provided to Adrenalin by MSI, incorporated by reference from Exhibit 10.1 to our Form 10-KSB for our fiscal
               year ended June 30, 1998 ("1998 Form 10-KSB").                                       N/A

        10.2   Letter Agreement, dated November 18, 1997, as amended on April 21, 1998 and August 31, 1998, between Adrenalin and Kayne relating to management consulting services provided to Adrenalin by Kayne, incorporated by reference
               from Exhibit 10.2 to our 1998 Form 10-KSB.                                           N/A

        10.3   Employment Agreement, dated December 16, 1997, between Adrenalin and Jay
               Smith, III, incorporated by reference from Exhibit 10.1 to our March 1998
               Form 10-QSB.                                                                         N/A

        10.4   Consulting Agreement, dated April 10, 1998, between Adrenalin and Robert
               A.D. Wilson relating to general consulting services provided to Adrenalin by
               Mr. Wilson, incorporated by reference from Exhibit 10.5 to our 1998 Form 10-
               KSB.                                                                                 N/A

        10.5   Optional Advance Note ("Variable Note") for $400,000 Plus Interest, dated
               June 30, 1998, issued by Adrenalin to Bay Area Financial Corporation,
               incorporated by reference from Exhibit 10.8 to our 1998 Form 10-KSB.                 N/A


                                 Page 21 of 48

                                Page 276 of 303

        10.6   Secured Promissory Note, dated July 23, 1999, by McGlen to Adrenalin in the principal amount of $500,000 and payable on July 23, 2000, incorporated by reference from Exhibit 10.1 to our Current Report on Form 8-K, dated July 23,
               1999.                                                                                N/A

        10.7   Adrenalin's 1995 Stock Option Plan, as amended, incorporated by reference
               from Exhibit 10.4 to our 1996 Registration Statement.                                N/A

        10.8   Amendment No. 2 to Adrenalin's 1995 Stock Option Plan, dated December 1,
               1997, incorporated by reference from Exhibit 10.13 to our 1998 Form 10-KSB.          N/A

        10.9   Adrenalin's 1996 Stock Option Plan, as amended, incorporated by reference from Exhibit A to Adrenalin's definitive proxy materials in respect of
               Adrenalin's 1996 Annual Meeting of Shareholders.                                     N/A

        10.10  Amendment No. 2 to Adrenalin's 1996 Stock Option Plan, dated December 1,
               1997, incorporated by reference from Exhibit 10.15 to our 1998 Form 10-KSB.          N/A

        10.11  Acquisition Agreement among Adrenalin, Western and Jay Smith III d/b/a
               Smith Engineering, dated as of December 30, 1996, incorporated by reference from Exhibit 7(c)(1) to our Current Report on Form 8-K, dated February 4,
               1997 ("1997 Form 8-K").                                                              N/A


        10.12  License Agreement, dated February 4, 1997, between Western and Jay Smith,
               III, incorporated by reference from Exhibit 7(c)(2) to our 1997 Form 8-K.            N/A

        21     Subsidiaries of Adrenalin.                                                            47

        27     Financial Data Schedules.                                                             48

        (b) Reports on Form 8-K.

        1. On April 30, 1999, we filed a Current Report on Form 8-K announcing our plan to raise between $500,000 and $2,000,000 of additional capital pursuant to a private placement to accredited investors.

        2. On April 30, 1999, we filed a second Current Report on Form 8-K correcting certain information relating to our proposed private placement erroneously reported by Dow Jones.

        3. On April 30, 1999, we filed a third Current Report on Form 8-K announcing our proposed merger with McGlen.

        4. On June 10, 1999, we filed a Current Report on Form 8-K announcing the termination of our proposed private placement announced on April 30, 1999 and the commencement of a new plan to raise $2,000,000 of additional capital pursuant to a private placement to accredited investors.

        5. On July 13, 1999, we filed a Current Report on Form 8-K announcing that we had successfully consummated a $2,000,000 private placement with Escalade.

        6. On July 26, 1999, we filed a Current Report on Form 8-K announcing that we had loaned $500,000 to McGlen and had amended our merger agreement with McGlen to extend the termination date to October 31, 1999.


                                   SIGNATURES

        In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



        Date:  September 22, 1999
                                        ADRENALIN INTERACTIVE, INC.


                                        By: /s/ Jay Smith
                                            -----------------------------
                                            Jay Smith III, President, Chief
                                            Executive Officer and Treasurer
                                            (principal executive, financial and
                                            accounting officer)

        In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

      Signatures                     Title                          Date
      ----------                     -----                          ----

/s/ Jay Smith           President, Chief Executive Officer,   September 22, 1999
----------------------  Treasurer and Director
Jay Smith, III


/s/ Michael Cartabiano  Vice President and Secretary          September 22, 1999
----------------------
Michael Cartabiano


/s/ Robert A.D. Wilson  Director                              September 22, 1999
----------------------
Robert A.D. Wilson


/s/ Edward H. Mackay    Director                              September 22, 1999
----------------------
Edward H. Mackay

                           ADRENALIN INTERACTIVE, INC.
                                 AND SUBSIDIARY

                        FOR THE YEARS ENDED JUNE 30, 1999
                                AND JUNE 30, 1998

                          Independent Auditors' Report



Board of Directors
Adrenalin Interactive, Inc.
Los Angeles, California

We have audited the accompanying consolidated balance sheet of Adrenalin Interactive, Inc. and subsidiary ("Company") as of June 30, 1999, and the related consolidated statements of operations, changes in shareholders' equity and cash flows for the years ended June 30, 1999 and 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Adrenalin Interactive, Inc. and subsidiary as of June 30, 1999, and the consolidated results of its operations and its consolidated cash flows for the years ended June 30, 1999 and 1998, in conformity with generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has suffered recurring losses from operations, which raises substantial doubt as to the Company's ability to continue as a going concern. Management's plans in regard to this are discussed in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.







/s/ Drucker, Math & Whitman, P.C.

North Brunswick, New Jersey
 September 17, 1999
                                                                             F-1

                   Adrenalin Interactive, Inc. and Subsidiary

                           Consolidated Balance Sheet
                                  June 30, 1999

                                     ASSETS
Current assets:
 Cash and cash equivalents                          $    134,608
 Accounts receivable, net of allowance for
  doubtful accounts of $13,355                            89,595
 Costs and estimated earnings in excess
  of billings on uncompleted contracts                   103,146
 Prepaid expenses                                         35,804
                                                     -----------
    Total current assets                                 363,153
                                                     -----------
Fixed assets, net                                        258,827
                                                     -----------
Other assets:
 Patents and licenses, net of accumulated
  amortization of $1,098,355                           2,196,711
 Security deposits and other                              25,465
 Deferred merger costs                                   100,383
 Deferred private placement costs                         86,805
                                                     -----------
                                                       2,409,364
                                                     -----------
                                                     $ 3,031,344
                                                     ===========
                      LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
 Notes and loans payable, current portion            $    12,360
 Accounts payable and accrued liabilities                540,075
 Billings in excess of costs and estimated
  earnings on uncompleted contracts                      158,874
                                                     -----------
     Total current liabilities                           711,309
                                                     -----------
Notes and loans payable, non-current portion             424,253
                                                     -----------
     Total liabilities                                 1,135,562
                                                     -----------
Commitments and contingencies

Shareholders' equity:
 Preferred stock, $.01 par value;
  authorized, 100,000 shares;
  issued and outstanding, none                               -
 Common stock, $.03 par value;
  authorized, 20,000,000 shares;
  issued and outstanding, 3,229,422                       96,883
 Additional paid-in capital                           13,695,684
 Accumulated deficit                                ( 11,896,785)
                                                     -----------
     Total shareholders' equity                        1,895,782
                                                     -----------
                                                     $ 3,031,344
                                                     ===========

               See notes to consolidated financial statements.              F-2

                   Adrenalin Interactive, Inc. and Subsidiary

                      Consolidated Statements of Operations

                                       For the year ended June 30,
                                       -----------------------------
                                          1999              1998
                                       ------------     ------------
Revenues:
 Development contracts                  $2,156,754      $1,886,497
 Royalties                                 724,182         870,201
                                       -----------     -----------
                                         2,880,936       2,756,698
                                       -----------     -----------
Expenses:
 Cost of development contracts           1,922,460       1,533,917
 Research and development                      -           152,126
 Selling, general and administrative     1,305,169       2,367,973
 Depreciation and amortization             764,852         931,014
 Write-off of goodwill                   1,579,132              -
 Interest expense, net                      55,057          60,663
                                       -----------     -----------
                                         5,626,670       5,045,693
                                       -----------     -----------
Loss before income taxes               ( 2,745,734)    ( 2,288,995)

Income taxes                                   -            18,836
                                       -----------     -----------
Net loss                               ($2,745,734)    ($2,307,831)
                                       ===========     ===========
Per share information:
 Basic:
  Net loss per share                   ($      .90)    ($     1.10)
                                       ===========     ===========
  Weighted average shares outstanding    3,043,823       2,105,804
                                       ===========     ===========
 Diluted:
  Net loss per share                   ($      .90)    ($     1.10)
                                       ===========     ===========
  Weighted average shares outstanding    3,174,485       2,236,219
                                       ===========     ===========















               See notes to consolidated financial statements.              F-3

                   Adrenalin Interactive, Inc. and Subsidiary

           Consolidated Statements of Changes in Shareholders' Equity
                   For the years ended June 30, 1999 and 1998

                                           Additional                 Total
                        Common stock        paid-in   Accumulated  shareholders'
                       Shares     Amount    capital     deficit       equity
                     ---------   -------   ----------  -----------  ------------
Balances,
 June 30, 1997
 as previously
 reported            5,041,228   $50,412   $11,504,573  ($6,843,220) $4,711,765
Effect of 1 for
 3 split            (3,360,819)
                     ---------   -------   -----------   ----------  ----------
Balances,
 June 30, 1997
 as adjusted         1,680,409    50,412    11,504,573 (  6,843,220)  4,711,765
Sept. 1997, issued
 in exchange for
 convertible
 debentures             45,138     1,354        79,896                   81,250
October 1997,
 issued for capital     95,000     2,850       168,150                  171,000
 raising services                          (   171,000)               ( 171,000)
November 1997, issued
 in exchange for
 convertible
 debentures             45,138     1,354        79,896                   81,250
November 1997,
 issued in settlement
 of accounts payable    16,667       500        29,500                   30,000
March 1998,
 issued in settlement
 of note payable        39,177     1,175        59,372                   60,547
March 1998, issued
 for services           50,000     1,500        75,751                   77,251
May 1998, issued
 for services          106,333     3,190       196,185                  199,375
May 1998, issued
 in exchange for
 convertible
 debentures             66,540     1,997       100,503                  102,500
May 1998, issued
 in settlement of
 accounts payable      110,951     3,329       206,794                  210,123
June 1998, issued
 for services           33,333     1,000        99,000                  100,000
Issued for cash,
 common stock and
 100,000 warrants      400,000    12,000       588,000                  600,000
Costs related to
 issuance of common
 stock and warrants                          ( 202,075)               ( 202,075)

                                                           (continued)      F-4

                   Adrenalin Interactive, Inc. and Subsidiary

           Consolidated Statements of Changes in Shareholders' Equity

                                           Additional                 Total
                        Common stock        paid-in   Accumulated  shareholders'
                       Shares     Amount    capital     deficit       equity
                     ---------   -------   ----------  -----------  ------------
Common stock
 subscription
 receivable            208,334     6,250       493,750                  500,000
Costs related to
 common stock
 subscription
 receivable                                  (  65,000)               (  65,000)
Issued 60,000 options
 for services                                  226,146                  226,146
Issued 300,000 warrants                        396,808                  396,808
 for capital
 raising services                            ( 396,808)               ( 396,808)
Net loss for the year
 ended June 30, 1998                                    ( 2,307,831)( 2,307,831)
                     ---------   -------   -----------   ----------  ----------

Balances,
June 30, 1998        2,897,020   $86,911   $13,469,441  ($9,151,051) $4,405,301
                     =========   =======   ===========   ==========  ==========

Balances,
 June 30, 1998        2,897,020   $86,911  $13,469,441  ($9,151,051) $4,405,301
 September 1998,
  issued for services    35,000     1,050       51,450                   52,500
 September 1998,
  issued in exchange
  for warrants           19,736       592 (        592)                      -
 December 1998,
  adjustment for
  fractional shares
  from reverse split (      185) (      5)                            (       5)
 January and February
  1999, issued
  in exchange for
  warrants              217,765     6,533 (      6,533)                      -
 February 1999, issued
  in settlement of
  accounts payable       18,423       553       27,081                   27,634
 February 1999, 70,000
  options issued for
  services                                      46,724                   46,724
 April 1999, warrants
  exercised for cash     41,663     1,249      108,113                  109,362
 Net loss for the year
  ended June 30, 1999                                   ( 2,745,734)( 2,745,734)
                      ---------   -------  -----------   -----------  ----------

Balances,
 June 30, 1999        3,229,422   $96,883  $13,695,684 ($11,896,785) $1,895,782
                      =========   =======  ===========  ===========  ==========

               See notes to consolidated financial statements.              F-5

                   Adrenalin Interactive, Inc. and Subsidiary

                      Consolidated Statements of Cash Flows


                                      For the year ended June 30,
                                      ----------------------------
                                          1999           1998
                                      -------------  -------------
Cash flows from operating activities:

Net loss                               ($2,745,734)  ($2,307,831)

Adjustments to reconcile net loss
 to net cash used in operating
 activities:
  Write-off of goodwill                  1,579,132           -
  Write-off of license rights              100,000       100,000
  Amortization                             491,440       542,871
  Depreciation                             171,927       288,143
  (Gain) loss on disposal of fixed
   assets                              (    26,500)      250,669
  Allowance for doubtful accounts      (    32,395)       22,250
  Common stock issued for services          52,500       376,625
  Options issued for services               46,724       226,146
Change in:
  Accounts receivable                      123,504        34,027
  Costs and estimated earnings in
   excess of billings on uncompleted
   contracts                           (    88,060)        5,514
  Prepaid expenses                          38,970   (    50,274)
  Other assets                         (     6,236)       36,722
  Accounts payable and accrued
   liabilities                         (    37,759)      101,363
  Billings in excess of costs and
   estimated earnings on uncompleted
   contracts                               122,819   (    94,230)
  Deferred private placement costs     (    86,805)          -
  Deferred merger costs                (   100,383)          -
                                        ----------    ----------

Net cash used in operating activities  (   396,856)  (   468,005)
                                        ----------    ----------

Cash flows from investing activities:

  Purchase of fixed assets             (   100,635)  (    22,463)
  Proceeds from sale of fixed assets        50,800           -
                                        ----------    ----------

Net cash used in investing activities  (    49,835)  (    22,463)
                                        ----------    ----------



                                   (Continued)                               F-6

                   Adrenalin Interactive, Inc. and Subsidiary

                                      For the year ended June 30,
                                      ----------------------------
                                          1999           1998
                                      -------------  -------------

Cash flows from financing activities:

  Issuance of common stock and
   warrants, net of costs of
   issuance                            $      -      $  397,927
  Payments on notes and loans
   payable                            (   412,817)  ( 1,234,004)
  Proceeds from notes and loans           339,331     1,291,512
  Payments on due to officer          (    55,935)  (    27,365)
  Proceeds from common stock
   subscription                           435,000           -
  Proceeds from exercise of warrants      109,357           -
                                       ----------    ----------

Net cash provided by financing
 activities                               414,936       428,070
                                       ----------    ----------

Decrease in cash and cash equivalents (    31,755)  (    62,398)

Cash and cash equivalents,
 beginning                                166,363       228,761
                                       ----------    ----------

Cash and cash equivalents, ending      $  134,608    $  166,363
                                       ==========    ==========


Cash paid during the year for:

 Interest                              $   46,327    $   61,073
                                       ==========    ==========
 Income taxes                          $      -      $   32,633
                                       ==========    ==========






Noncash investing and financing activities: See Note 18.






               See notes to consolidated financial statements.              F-7

                   Adrenalin Interactive, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                   For the years ended June 30, 1999 and 1998


1.      Summary of significant accounting policies and business activity:

        Business activity and basis of presentation:

        The consolidated financial statements of Adrenalin Interactive, Inc. and subsidiary ("Company") include the accounts of Adrenalin Interactive, Inc. (formerly Wanderlust Interactive, Inc.) ("Adrenalin"), its wholly-owned subsidiary, Western Technologies, Inc. ("Western"), and certain assets and certain liabilities of Smith Engineering ("SE"), which was a sole proprietorship prior to the acquisition discussed in
        Note 3. Intercompany transactions and balances have been eliminated. The Company is located in Los Angeles, California.

        Adrenalin is engaged in the creation, development, publishing, marketing and selling of interactive multimedia software entertainment titles on CD-ROM for personal computers.

        Western is engaged in the invention and development (including engineering and software development) of electronic designs, technology, and software, principally for toys and electronic games. Western licenses or sells inventions, designs, and software to independent manufacturers and publishers. Such manufacturers and publishers generally pay advance royalties or development fees and may pay additional royalties based on products sold. Western also provides product development services to manufacturers.
        SE is inactive at June 30, 1999.

        The Company's customers are concentrated in the toy and electronic entertainment industries. These industries are characterized by rapid changes in technology and customer preferences.

        Use of estimates:

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        Reverse stock split:

        On December 29, 1998, the Company effected a 1 for 3 "reverse" stock split. All share, option, warrant, per share and weighted average share amounts have been restated to reflect this reverse stock split.

        Cash and cash equivalents:

        The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

                                                                            F-8

                   Adrenalin Interactive, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                   For the years ended June 30, 1999 and 1998


1.      Summary of significant accounting policies and business activity
        (continued):

        Concentration of credit risk:

        Financial instruments which subject the Company to concentrations of credit risk consist of temporary cash investments and accounts receivable. The Company places its temporary cash investments with high quality financial institutions. At times, the Company's cash balances with these institutions exceed the current insured amount under the Federal Deposit Insurance Corporation. Accounts receivable are primarily from development contracts. The Company reviews its accounts receivable monthly and provides allowances for potential uncollectible accounts.

        Fixed assets:

        Fixed assets consist primarily of computers, leasehold improvements and furniture, and are stated at cost. Amortization of leasehold improvements is provided on a straight-line basis over the shorter of the estimated useful lives of the improvements or the life of the lease. Depreciation is provided on a straight-line basis over the estimated useful lives of the related assets.

        Patents and licenses:

        The Company amortizes patents and licenses over their estimated useful lives. The Company revised its estimate of the useful lives during the fiscal year ended June 30, 1998 from four years to eight years. For the year ended June 30, 1998 the effect of applying the new estimated life was to reduce amortization expense by $425,170, and to decrease net loss by $425,170, and net loss per share by $0.21. The Company assesses the recoverability of patents and licenses, and whenever continued adverse circumstances indicate impairment, a write-off will be recorded. Based on continued cash flow from these assets, no write-off is required at June 30, 1999.

        Goodwill:

        Goodwill represents the excess of cost over the fair value of assets acquired and was amortized using the straight-line method over 40 years. At the end of the fiscal year ended June 30, 1999 the Company re-assessed the recoverability of its goodwill and wrote-off the remaining balance of $1,579,132.

        Capitalized software:

        Capitalized software (fully amortized at June 30, 1999) consists of salaries and other costs incurred to develop software from the time technical feasibility is established thru the date the product is ready for sale. Amortization begins when the software is available for general release and is calculated on a product-by-product basis using the faster of the straight-line method over the estimated useful life or based on expected units of sale. Amortization expense was $24,254 for the year ended June 30, 1999 and $75,684 for the year ended June 30, 1998.
                                                                             F-9

                   Adrenalin Interactive, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                   For the years ended June 30, 1999 and 1998

1.      Summary of significant accounting policies and business activity
        (continued):

        Development contract revenue and cost recognition:

        Revenues from fixed-price and modified fixed-price development contracts are recognized on the percentage-of-completion method measured by the percentage that costs incurred to date bear to total estimated costs.

        A contract is considered complete when all costs, except insignificant items, have been incurred.

        Contract costs include all direct labor, subcontractor and other costs and those indirect costs related to contract performance, such as indirect salaries, employee benefits, insurance, and payroll taxes.

        Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, customer acceptance of work done, technological developments and estimated profitability may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

        The asset, "Costs and estimated earnings in excess of billings on uncompleted contracts", represents revenues recognized in excess of amounts billed. The liability, "Billings in excess of costs and estimated earnings on uncompleted contracts", represents billings in excess of revenues recognized.

        Royalty revenue:

        Royalties earned by the Company as a result of development contracts are generally reported by the licensees on a calendar quarter basis. The Company recognizes such royalty revenue when received. Royalties earned by the Company as a result of its publishing segment are recognized as earned.

        Income (loss) per share:

        Basic income (loss) per share is computed by dividing net income (loss) available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted income (loss) per share is computed as above while giving effect to all potential common shares (but not giving effect to securities that would have an antidilutive effect, as would occur in loss years) that were outstanding during the period.

                                                                            F-10

                   Adrenalin Interactive, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                   For the years ended June 30, 1999 and 1998


2.      Going concern:

        The accompanying consolidated financial statements have been prepared on a going concern basis which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The Company has suffered recurring losses from operations and, at June 30, 1999, has a working capital deficiency. These circumstances raise substantial doubt about the Company's ability to continue as a going concern. The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts and/or the amount of liabilities that might be necessary should the Company be unable to continue in existence. Continuation of the Company as a going concern is dependent on achieving profitable operations and additional equity above that obtained in July, 1999; see "Subsequent events" note. Management's plans to achieve profitability and equity include developing new products, obtaining new customers, and merging with another entity; see "Subsequent events" note.

3.      Acquisition:

        On February 4, 1997, Adrenalin closed on an acquisition agreement between Adrenalin, Western, SE and Mr. Jay Smith, III ("Mr. Smith"). The agreement provided for the sale of 100% of the outstanding shares of stock of Western and certain assets and certain liabilities of SE in exchange for 266,667 shares (adjusted for the 1 for 3 split) of the Company's common stock. As part of the acquisition, a license agreement was entered into between Western and Mr. Smith in which Mr. Smith granted to Western the exclusive right to use and market patents and license agreements owned by Mr. Smith. The license agreement provides that 75% of the revenues from such patents and licenses will be retained by Western and 25% will be retained by Mr. Smith until Mr. Smith receives an aggregate revenue from such patents and licenses of $2,000,000, at which time no further revenue will inure to Mr. Smith.

        The business combination has been accounted for using the purchase method.

        The cost of the acquired enterprise was $5,082,000. The Company issued 266,667 shares (adjusted for the 1 for 3 split) of common stock with an assigned value of $15 each (adjusted for the 1 for 3 split) and assumed liabilities in excess of assets which amounted to $1,082,000.

        Acquired goodwill was amortized over forty years using the straight-line method, thru June 30, 1999, at which date the balance was written-off.

                                                                            F-11

                   Adrenalin Interactive, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                   For the years ended June 30, 1999 and 1998

4.      Accounts receivable:
                                                  June 30, 1999
                                                  -------------
        Completed contracts                         $       -
        Contracts in progress                            60,000
        Other                                            42,950
                                                    -----------
                                                        102,950
        Less allowance for doubtful accounts             13,355
                                                    -----------
                                                    $    89,595
                                                    ===========

5.      Billings in excess of costs and estimated earnings on uncompleted contracts:
                                                   June 30, 1999
                                                  -------------
        Costs incurred                               $1,515,199
        Estimated earnings                               94,681
                                                    -----------
                                                      1,609,880
        Less billings to date                       ( 1,665,608)
                                                     ----------
                                                    ($   55,728)
                                                    ===========

        Included in the accompanying consolidated balance sheet under the following:

        Costs and estimated earnings
         in excess of billings on
         uncompleted contracts                       $  103,146
        Billings in excess of costs
         and estimated earnings on
         uncompleted contracts                      (   158,874)
                                                     ----------
                                                    ($   55,728)
                                                    ===========

6.      Fixed assets, net:
                                                  June 30, 1999
                                                  -------------
        Computers                                    $1,247,936
        Furniture                                       127,015
        Leasehold improvements                           19,544
                                                     ----------
                                                      1,394,495
        Less accumulated depreciation
         and amortization                             1,135,668
                                                    -----------
                                                     $  258,827
                                                     ==========
                                                                            F-12

                   Adrenalin Interactive, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                   For the years ended June 30, 1999 and 1998


7.      Notes and loans payable:
                                                             June 30, 1999
                                                             -------------

        Unsecured note payable, due December 30, 1999.
        Interest only (at prime plus 3.5%)
        is payable monthly. Prime was 7.75%
        at June 30, 1999. Personally guaranteed
        by an officer/shareholder and his wife and
        secured by a Second Trust Deed on the
        officer/shareholder's residence.                        $396,000

        Other unsecured notes and capital lease obligation        40,613
                                                                --------
                                                                 436,613

        Current portion                                           12,360
                                                                --------
                                                                $424,253
                                                                ========

8.      Convertible debentures:

        In May, 1995, the Company issued units consisting of convertible debentures and common stock. An aggregate of $507,500 of debentures payable and 155,125 shares (adjusted for the 1 for 3 split) of common stock were issued to various investors in exchange for $1,015,000. The debentures were due in May, 1997. The Company offered the debenture holders two options in lieu of payment: 1) Conversion into shares of common stock at the rate of $0.60 (not adjusted for the 1 for 3 split) per share or, 2) extend the due date for one year in exchange for 200 shares (not adjusted for the 1 for 3 split) of common stock for each $1,000 so extended. As of June 30, 1997, 134,720 shares (adjusted for the 1 for 3 split) of common stock were issued in exchange for $242,500 of convertible debentures, and 4,333 shares (adjusted for the 1 for 3 split) were issued to extend the due date of $65,000 of convertible debentures. During the year ended June 30, 1998, 156,817 shares (adjusted for the 1 for 3 split) of common stock were issued in exchange for $265,000 of convertible debentures, and accrued interest thereon. At June 30, 1998, no convertible debentures were outstanding.

                   Adrenalin Interactive, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                   For the years ended June 30, 1999 and 1998

9.      Stock options:

        In the fiscal year ended June 30, 1995, the Company adopted the 1995 Stock Option Plan ("95 Plan"). In September, 1995, the Company amended the 95 Plan. The 95 Plan (as amended) provides for the granting of options to purchase up to 360,000 shares of common stock at an exercise price equal to the fair market value of the common stock (110% of fair market value for a holder of in excess of 10%) on the date of the grant. No options have been exercised to date.

        95 Plan activity during the year ended June 30, 1999 (adjusted for the 1 for 3 split) follows:
                                                                Average
                                                  Shares         Price
                                                  ------        -------
        Outstanding at beginning of year          81,658        $1.59
        Granted                                   21,660         0.90
        Exercised                                     -            -
        Forfeited                                  9,830         2.12
                                                 -------
        Outstanding at end of year                93,488        $1.39
                                                 =======        =====
        Options exercisable at June 30, 1999      55,712        $1.45
                                                 =======        =====
        Weighted average remaining
         contractual life, years                     3.8
                                                 =======
        Options outstanding at June 30, 1999:
                                                  Shares         Price
                                                  ------        -------
                                                   5,000        $ 0.66
                                                   2,500          0.84
                                                  13,827          1.00
                                                  58,333          1.41
                                                  12,162          1.88
                                                   1,666          3.28
                                                  ------
                                                  93,488
                                                  ======

        95 Plan activity during the year ended June 30, 1998 (adjusted for the 1 for 3 split) follows:
                                                                Average
                                                  Shares         Price
                                                  ------        -------
        Outstanding at beginning of year         106,498        $6.18
        Granted                                   80,167         1.59
        Exercised                                    -            -
        Forfeited                                105,007         6.24
                                                 -------
        Outstanding at end of year                81,658        $1.59
                                                 =======        =====
        Options exercisable at June 30, 1998      27,008        $1.59
                                                 =======        =====
        Weighted average remaining
         contractual life, years                     4.6
                                                 =======                    F-14

                   Adrenalin Interactive, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                   For the years ended June 30, 1999 and 1998

9.      Stock options (continued):

        In July, 1996, the Company adopted the 1996 Stock Option Plan ("96 Plan"). The 96 Plan provides for the granting of options to purchase up to 360,000 shares of common stock at an exercise price equal to the fair market value of the common stock (110% of fair market value for a holder of in excess of 10%) on the date of the grant. No options have been exercised to date.

        96 Plan activity during the year ended June 30, 1999 (adjusted for the 1 for 3 split) follows:

                                                                Average
                                                  Shares         Price
                                                  ------        -------
        Outstanding at beginning of year          13,500        $ 1.88
        Granted                                       -              -
        Exercised                                     -              -
        Forfeited                                     -              -
                                                --------
        Outstanding at end of year                13,500        $ 1.88
                                                ========        ======
        Options exercisable at June 30, 1999      10,125        $ 1.88
                                                ========        ======
        Weighted average remaining
         contractual life, years                     2.6
                                                ========
        Options outstanding at June 30, 1999:
                                                  Shares         Price
                                                  ------        -------
                                                  13,500        $ 1.88
                                                 =======        ======


        96 Plan activity during the year ended June 30, 1998 (adjusted for the 1 for 3 split) follows:

                                                                Average
                                                  Shares         Price
                                                  ------        -------
        Outstanding at beginning of year          39,417        $ 4.08
        Granted                                       -              -
        Exercised                                     -              -
        Forfeited                                 25,917        $ 5.25
                                                --------
        Outstanding at end of year                13,500        $ 1.88
                                                ========        ======
        Options exercisable at June 30, 1998       6,750        $ 1.88
                                                ========        ======
        Weighted average remaining
         contractual life, years                     3.6
                                                ========

                                                                            F-15

                   Adrenalin Interactive, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                   For the years ended June 30, 1999 and 1998



9.      Stock options (continued):

        Non-plan options:

        Non-plan option activity during the year ended June 30, 1999 (adjusted for the 1 for 3 split) follows:
                                                                Average
                                                  Shares         Price
                                                  ------        -------
        Outstanding at beginning of year          318,329        $ 2.42
        Granted                                    70,000          1.02
        Exercised                                  24,999          0.63
        Forfeited                                  14,999          0.63
                                                 --------
        Outstanding at end of year                348,331        $ 2.20
                                                 ========        ======
        Options exercisable at June 30, 1999      232,218        $ 2.28
                                                 ========        ======
        Weighted average remaining
         contractual life, years                      7.0
                                                 ========

        Options outstanding at June 30, 1999:
                                                  Shares         Price
                                                  ------        -------
                                                   45,000        $ 0.75
                                                    8,333          1.20
                                                   25,000          1.50
                                                  256,665          1.88
                                                   13,333         15.00
                                                 --------
                                                  348,331
                                                 ========

        Non-plan option activity during the year ended June 30, 1998 (adjusted for the 1 for 3 split) follows:
                                                                Average
                                                  Shares         Price
                                                  ------        -------
        Outstanding at beginning of year           31,665        $ 7.41
        Granted                                   286,664          1.87
        Exercised                                     -              -
        Forfeited                                     -              -
                                                 --------
        Outstanding at end of year                318,329        $ 2.42
                                                 ========        ======
        Options exercisable at June 30, 1998       97,777        $ 2.72
                                                 ========        ======
        Weighted average remaining
         contractual life, years                      8.0
                                                 ========
                                                                            F-16

                   Adrenalin Interactive, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                   For the years ended June 30, 1999 and 1998


10.     Accounting for stock based compensation:

        The Company follows the disclosure-only provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123"). Accordingly, no compensation cost has been recognized in the consolidated financial statements for the employee stock options issued.

        Had compensation cost for the Company's employee stock option plans been recognized based on the fair value at the grant date for awards consistent with the provisions of SFAS 123, the Company's net loss and loss per share (adjusted for the 1 for 3 split) would have been as indicated below:

                                                  Year ended      Year ended
                                                 June 30, 1999   June 30, 1998
                                                 -------------   -------------
        Net loss - as reported                     $2,745,734      $2,307,831
        Net loss - pro forma                       $2,842,548      $2,445,099
        Loss per share - as reported                    $0.90           $1.10
        Loss per share - pro forma                      $0.93           $1.17

        For the years ended June 30, 1999 and 1998, respectively, the fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions used for grants: expected volatility of 228% and 209%; risk-free interest rate of 6.0% and 6.0%; and expected lives of 4.5 and
        6.4 years.

11.     Commitments and contingencies:

        Commitments:

        In February, 1997, the Company entered into a three year employment agreement with an officer providing for base salary of $150,000 per year.

        In May, 1995, the Company entered into a four year nonexclusive license agreement with Metro-Goldwyn-Mayer Inc., ("MGM") which provides for use of the "Pink Panther" character. The agreement was amended in May of 1996, and the Company paid $300,000 as a nonrefundable advance royalty, to be applied to future royalties. The agreement provides for payment of the greater of a percentage royalty on wholesale prices or an absolute minimum per unit sold. The agreement also provides for the shipment of minimum copies by certain due dates. Failure to ship such minimum copies may cause termination of the agreement. The agreement grants MGM a right of first negotiation and last refusal in regards to distribution of the licensed products. MGM also has the right to approve, at its sole discretion, the Company's software titles that contain the "Pink Panther" character.

        The Company wrote off $100,000 of the advance royalty in each year of the three years ended June 30, 1999, as a result of weaker than expected sales of the licensed product.
                                                                            F-17

                   Adrenalin Interactive, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                   For the years ended June 30, 1999 and 1998


11.     Commitments and contingencies (continued):

        Commitments (continued):

        The Company is obligated under a lease agreement for office space in Los Angeles, California. Minimum monthly payments of $15,768 (subject to a minimum 3% increase) are due through January 31, 2002. Future minimum rental commitments under the lease are 2000, $189,216; 2001, $194,892; 2002, $83,641. Rent expense for the fiscal years ended June 30, 1999 and 1998 was $184,826 and $208,566, respectively.

        The Company leases computer equipment under several operating leases that are substantially similar. These leases have expiration dates from fiscal years ending 2000 to 2002. Future minimum lease payments are:
        2000, $11,012; 2001, $6,691; 2002,$3,387.

12.     Initial public offering:

        In March and April, 1996, the Company closed an initial public offering of common stock and redeemable warrants. In connection with such offering, the investment banker received, for nominal consideration, five year warrants to purchase 43,333 shares (adjusted for the 1 for 3 split) of common stock and 70,000 redeemable warrants (adjusted for the 1 for 3 split). These warrants are exercisable at any time during a four year period ending March 20, 2001 for $18.00 per share (adjusted for the 1 for 3 split) of common stock and $.90 per redeemable warrant (adjusted for the 1 for 3 split).

13.     Related party transactions:

        During the year ended June 30, 1998, the Company incurred $45,830 of legal fees and disbursements to a law firm. For the year ended June 30, 1999 legal fees and disbursements of $6,555 were incurred to the same law firm. A partner in that firm was an officer/shareholder/director, and is currently a shareholder.

        In May, 1998, the Company issued 73,333 shares of common stock at a deemed price of $1.875 (adjusted for the 1 for 3 split) to a business consulting firm with which a director of the Company is affiliated and 8,333 shares (adjusted for the 1 for 3 split) of common stock to another director as consideration for consulting services.

14.     Income taxes:

        For income tax purposes, as of June 30, 1999 the Company has deferred start-up costs and a net operating loss carryforward approximating the financial accounting net loss since inception. The start-up costs are being amortized over five years commencing during the third quarter of fiscal 1997. The net operating loss carryforward will begin to expire in 2013. These items result in a deferred tax asset of approximately $4,000,000. However, a valuation reserve has been recorded for the full amount due to the uncertainty of realization of the deferred tax asset.
                                                                            F-18

                   Adrenalin Interactive, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                   For the years ended June 30, 1999 and 1998


15.     Business segment information and foreign revenue:

        The Company's operations have been classified into two business segments: publishing and development contracts. Prior to the Company's acquisition of Western, it operated as a publisher.

        For the fiscal year ended June 30, 1999:
                                              Development
                              Publishing       contracts       Total
                              ----------      -----------   -----------
        Revenues              $  186,000      $2,695,000    $2,881,000
        Operating income
         (loss)                   18,000     ( 2,764,000)  ( 2,746,000)
        Total assets             199,000       2,832,000     3,031,000
        Depreciation and
         amortization            126,000         639,000       765,000
        Capital expenditures         -           125,000       125,000

        For the fiscal year ended June 30, 1998:
                                              Development
                              Publishing       contracts       Total
                              ----------      -----------   -----------

        Revenues              $  460,000      $2,300,000    $2,760,000
        Operating loss         1,620,000         670,000     2,290,000
        Total assets             820,000       4,765,000     5,585,000
        Depreciation and
         amortization            305,000         625,000       930,000
        Capital expenditures         -            20,000        20,000

        Foreign royalties for the fiscal year ended June 30, 1999 and 1998 were $170,000 and $518,000, respectively.

16.     Concentration of credit risk and major customers:

        The Company deals with a relatively small number of customers which account for revenues and receivables as presented below:

                                 % of Revenues          % of Receivables
                              Year ended June 30,        As of June 30,
                              -------------------        --------------
                               1999       1998                 1999
                               ----       ----                 ----
        Customer "A"            26%        27%                  67%
        Customer "B"            22%        25%                   -
        Customer "C"            32%         -                    -

                                                                            F-19

                   Adrenalin Interactive, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                   For the years ended June 30, 1999 and 1998


17.     Private offering and warrants issued:

        During the fiscal year ended June 30, 1998, the Company effected a private offering of 400,000 shares (adjusted for the 1 for 3 split) of common stock and 100,000 warrants (adjusted for the 1 for 3 split) for aggregate consideration (net of expenses) of $397,927. The warrants are exercisable at $3.75 per share, and expire one year from the date of issuance.

        During the fiscal year ended June 30, 1998, the following warrants, exercisable upon issuance, were issued for capital raising services:

        16,667 exercisable at $3.75 per share, expiring January 14, 2001 166,667 exercisable at $0.75 per share, expiring December 31, 2004 116,666 exercisable at $1.875 per share, expiring December 31, 2004

        These warrants were valued using the Black Scholes pricing model (see
        Note 10 for assumptions) which resulted in a valuation of $396,808.

18.     Supplemental disclosure of noncash investing and financing activities:

        During the fiscal year ended June 30, 1998:

        See Note 8 regarding convertible debentures converted.
        156,817 shares issued in exchange for $265,000 of convertible debentures.
        127,618 shares issued in settlement of $240,123 of accounts payable. 39,177 shares issued in settlement of $60,547 of notes payable. 189,666 shares issued for consulting services.

        On June 30, 1998, subscription agreements for an aggregate of 208,334 shares (adjusted for the 1 for 3 split) of common stock were executed. Net proceeds were received in July, 1998 in the amount of $435,000.

        During the fiscal year ended June 30, 1999:

        35,000 shares issued for consulting services.
        18,423 shares issued in settlement $27,634 of accounts payable. 237,502 shares issued upon cashless exercise of warrants for 274,998 shares of common stock.
        Options for 70,000 shares of common stock issued for services. $24,969 of furniture was acquired by capital lease.



                                                                           F-20

                   Adrenalin Interactive, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
                   For the years ended June 30, 1999 and 1998


19.     Subsequent events:

        Private placement:

        On July 12, 1999, the Company and a private investor entered into a Stock Purchase Agreement ("Agreement") under which the Company issued 293,255 shares of common stock for $1,250,000. Additional shares (and three year warrants) for an aggregate additional consideration of $750,000 are required to be issued and purchased upon the closing of the merger discussed below. The Agreement provides for two repricing periods which may result in issuance of additional shares if the average bid price during specified 90 day periods does not equal or exceed 115% (or 118% for the second repricing period) of the purchase price(s). In addition to the 293,255 shares issued, the Company issued a warrant for 29,325 shares exercisable at $4.843 per share through and including July 31, 2002. The Company also agreed to prepare and file with the SEC a registration statement, at its own expense, related to the shares (and warrants) issued.

        At June 30, 1999, costs related to the private placement aggregated $86,805 which amount is reflected in "Other assets" on the consolidated balance sheet. These costs will be deducted from the proceeds of the private placement during the fiscal year ended June 30, 2000.

        Loan transaction:

        On July 23, 1999, the Company entered into a loan transaction with McGlen Micro, Inc. ("McGlen") (see below re: contemplated merger) under which the Company loaned $500,000 to McGlen. The loan is evidenced by a secured subordinated promissory note, is due one year from issuance, and bears interest at 8%.

        Contemplated merger:

        The Company is in the process of consummating a "reverse" merger. At its annual meeting, which is scheduled in October, 1999, the Company will seek stockholder approval for an Agreement and Plan of Merger dated April 28, 1999 ("Merger Agreement"). If the Merger Agreement is approved, McGlen will become a wholly-owned subsidiary of the Company and the Company will issue to McGlen security holders shares of the Company's common stock and options to purchase shares of the Company's common stock equaling approximately 87% of the shares that will be outstanding immediately following the "reverse" merger. If the merger is completed, the Company will be required to issue 5% of its common stock outstanding immediately prior to such merger to a consulting firm.

        At June 30, 1999, costs related to the merger aggregated $100,383 which amount is reflected in "Other assets" on the consolidated balance sheet. These costs will be deducted from shareholders' equity if the merger is consummated. If the merger is not consummated, such costs will be charged to operations during the fiscal year ended June 30, 2000.

                                   Exhibit 21
                                   ----------


                   Subsidiaries of Adrenalin Interactive, Inc.
                   ------------------------------------------




                                   Jurisdiction of
Name of Subsidiary                   Organization          Percentage Ownership
------------------                  --------------         --------------------

Western Technologies, Inc.            California                       100%

Adrenalin Acquisition Corp.           California                       100%

Adrenalin Entertainment, Inc.         California                       100%
(name holding subsidiary only)





























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





                                   Exhibit 27
                                   ----------

                             FINANCIAL DATA SCHEDULE

PERIOD-TYPE                   YEAR
FISCAL-YEAR-END                          JUN-30-1999
PERIOD-END                               JUN-30-1999
CASH                                         134,608
SECURITIES                                         0
RECEIVABLES                                  102,950
ALLOWANCES                                    13,355
INVENTORY                                          0
CURRENT-ASSETS                               363,153
PP&E                                       1,394,498
DEPRECIATION                               1,135,670
TOTAL-ASSETS                               3,031,344
CURRENT-LIABILITIES                          711,309
BONDS                                              0
PREFERRED-MANDATORY                                0
PREFERRED                                          0
COMMON                                        96,883
OTHER-SE                                   1,798,899
TOTAL-LIABILITY-AND-EQUITY                 3,031,344
SALES                                              0
TOTAL-REVENUES                             2,880,936
CGS                                                0
TOTAL-COSTS                                1,922,460
OTHER-EXPENSES                             3,649,153
LOSS-PROVISION                                     0
INTEREST-EXPENSE                              55,057
INCOME-PRETAX                            (2,745,734)
INCOME-TAX                                         0
INCOME-CONTINUING                        (2,745,734)
DISCONTINUED                                       0
EXTRAORDINARY                                      0
CHANGES                                            0
NET-INCOME                               (2,745,734)
EPS-PRIMARY                                   (0.90)
EPS-DILUTED                                   (0.90)



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